UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2019 through June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2019 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

While the global economy slowed during the first half of 2019, financial markets rallied amid investor expectations that leading central banks would take action if global economic conditions continued to deteriorate. Even as growth slowed, the U.S. economic expansion become the longest on record by the end of the reporting period.

“U.S. equity prices rebounded from a sharp sell-off in December 2018 and pushed leading equity indexes to record highs in April and again in June 2019.” — Andrea L. Lisher

The U.S. economy generally outperformed other developed nations throughout the reporting period, even as U.S. gross domestic product (GDP) growth slowed to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. U.S. unemployment remained below 4% for all but one month of the reporting period and consumer sentiment remained relatively buoyant. U.S. equity prices rebounded from a sharp sell-off in December 2018 and pushed leading equity indexes to record highs in April and again in June 2019. For the six month reporting period, the S&P 500 Index returned 18.54%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a slight decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019 and manufacturing data weakened. However, the 7.5% euro area jobless rate for June 2019 was the lowest since the 2008-09 financial crisis.

In response to the slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth hit 1.8% in the first quarter of 2019. Political uncertainty surrounding negotiations for the U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the six month reporting period, the MSCI EAFE Index returned 14.49%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well as certain of its trading partners across Asia. During the first half of 2019, emerging markets equity and bonds generally benefitted from global investor appetite for higher yielding assets. The MSCI Emerging Markets Index returned 10.76% and the Bloomberg Barclays Emerging Markets Bond Index returned 9.39% for the reporting period.

Subsequent to the end of the reporting period, the U.S. Federal Reserve (the “Fed”) cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

Given this backdrop, we believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	5.87%
Bloomberg Barclays U.S. Aggregate Bond Index	6.11%
Net Assets as of 6/30/2019	$343,314,527

Duration as of 6/30/2019	5.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

Overall, both U.S. bond markets and equity markets provided positive returns for the reporting period amid low interest rates, relatively strong corporate earnings and general growth in the U.S. economy. In the U.S. and elsewhere, equity markets generally outperformed bonds markets. Within the U.S. fixed-income sector, high yield bonds (also known as junk bonds) outperformed both corporate debt and U.S. Treasury bonds.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 shares underperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark”) for the six months ended June 30, 2019.

Relative to the Benchmark, the Portfolio’s underweight allocation to corporate credit, which was among the best performing fixed-income sectors, detracted from performance. Amid falling interest rates during the reporting period, the Portfolio’s overweight allocations to short duration asset-backed securities and U.S. agency bonds also detracted from relative performance. Generally, bonds with shorter duration will experience a smaller increase in price as interest rates fall versus bonds with longer duration.

The Portfolio’s security selection in corporate credit, mortgage-backed securities and asset-backed securities made a positive contribution to relative performance. The Portfolio’s underweight allocation to U.S. Treasury bonds also contributed to performance. The Portfolio’s longer overall duration relative to the Benchmark was a positive contributor to performance as interest rates fell during the period.

The Portfolio’s overweight position in the 5-to-10 year portion of the yield curve also contributed to performance relative to the Benchmark. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy was to focus on security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The portfolio managers used bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities.

Relative to the Benchmark, the Portfolio was underweight in U.S. Treasury securities and investment grade credit and overweight in securitized debt sectors, including asset-backed, commercial-backed and mortgage-backed securities, which include both agency and non-agency debt. The Portfolio was overweight in the intermediate part of the yield curve, underweight in the long end of the yield curve, and held a longer duration posture during the period.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	25.5%
Corporate Bonds	23.6
Mortgage-Backed Securities	16.0
Asset-Backed Securities	10.7
Collateralized Mortgage Obligations	9.9
U.S. Government Agency Securities	6.9
Commercial Mortgage-Backed Securities	4.8
Others (each less than 1.0%)	0.4
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	5.87%	7.68%	2.88%	4.25%
CLASS 2 SHARES	August 16, 2006	5.73	7.36	2.61	4.00

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Variable Underlying Funds Core Bond Funds Index from June 30, 2009 to June 30, 2019. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds Core Bond Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 25.5%

U.S. Treasury Bonds

8.00%, 11/15/2021	338,000	386,376

5.25%, 11/15/2028	800,000	1,022,625

5.38%, 2/15/2031	4,500	6,040

4.50%, 2/15/2036	276,000	363,878

5.00%, 5/15/2037	250,000	352,207

4.38%, 2/15/2038	1,214,000	1,603,476

4.25%, 5/15/2039	105,000	137,238

4.38%, 11/15/2039	1,415,000	1,879,684

3.88%, 8/15/2040	100,000	124,789

3.13%, 2/15/2043	500,000	557,051

2.88%, 5/15/2043	2,420,000	2,585,902

3.63%, 8/15/2043	2,715,000	3,274,438

3.75%, 11/15/2043	1,952,000	2,400,884

3.63%, 2/15/2044	2,345,000	2,831,038

2.50%, 2/15/2045	6,000,000	5,970,469

2.88%, 8/15/2045	500,000	533,809

3.00%, 11/15/2045	1,000,000	1,093,086

2.25%, 8/15/2046	2,790,000	2,632,300

3.00%, 2/15/2048	90,000	98,448

3.13%, 5/15/2048	176,200	197,447

U.S. Treasury Inflation Indexed Bonds

3.63%, 4/15/2028	300,000	608,441

2.50%, 1/15/2029	100,000	143,193

U.S. Treasury Notes

1.38%, 4/30/2020	125,000	124,331

3.50%, 5/15/2020	450,000	455,748

1.50%, 7/15/2020	200,000	199,078

2.63%, 11/15/2020	200,000	202,031

1.38%, 1/31/2021	100,000	99,277

3.63%, 2/15/2021	650,000	668,586

2.25%, 4/30/2021	115,000	115,943

2.63%, 5/15/2021	154,500	156,848

3.13%, 5/15/2021	600,000	614,602

2.00%, 5/31/2021	300,000	301,219

2.13%, 8/15/2021	500,000	503,672

2.00%, 10/31/2021	100,000	100,574

1.75%, 2/28/2022	1,000,000	1,000,313

1.63%, 8/31/2022	1,000,000	996,484

1.75%, 9/30/2022	150,000	150,059

1.50%, 2/28/2023	525,000	520,611

1.75%, 5/15/2023	3,079,000	3,079,601

2.75%, 5/31/2023	46,000	47,741

2.50%, 8/15/2023	600,000	617,883

1.38%, 8/31/2023	700,000	689,555

1.63%, 10/31/2023	2,000,000	1,989,219

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

2.13%, 2/29/2024	94,000	95,506

2.50%, 5/15/2024	30,000	31,015

2.00%, 6/30/2024	10,000	10,103

2.25%, 11/15/2024	112,000	114,555

2.00%, 2/15/2025	1,000,000	1,009,688

2.88%, 4/30/2025	146,000	154,435

2.13%, 5/15/2025	500,000	508,164

2.88%, 5/31/2025	318,000	336,534

2.00%, 8/15/2025	728,600	735,203

2.25%, 11/15/2025	500,000	511,758

1.63%, 2/15/2026	59,400	58,497

1.50%, 8/15/2026	28,000	27,269

2.00%, 11/15/2026	84,000	84,587

2.25%, 2/15/2027	108,000	110,607

2.75%, 2/15/2028	65,000	69,075

2.88%, 5/15/2028	1,350,800	1,449,577

2.63%, 2/15/2029	267,000	281,403

U.S. Treasury STRIPS Bonds

2.45%, 5/15/2020 (a)	3,693,000	3,632,395

1.78%, 8/15/2020 (a)	2,120,000	2,075,758

2.56%, 2/15/2021 (a)	710,000	689,145

1.99%, 5/15/2021 (a)	1,790,000	1,729,960

2.17%, 8/15/2021 (a)	1,800,000	1,732,350

3.28%, 11/15/2021 (a)	615,000	589,382

2.77%, 2/15/2022 (a)	970,000	925,596

2.66%, 5/15/2022 (a)	760,000	721,988

3.13%, 8/15/2022 (a)	135,000	127,706

2.78%, 11/15/2022 (a)	500,000	470,978

3.00%, 2/15/2023 (a)	2,690,000	2,522,209

2.60%, 5/15/2023 (a)	2,420,000	2,257,768

2.24%, 8/15/2023 (a)	1,890,000	1,755,102

2.43%, 11/15/2023 (a)	500,000	461,970

3.23%, 11/15/2024 (a)	110,000	99,536

3.76%, 2/15/2025 (a)	50,000	44,976

4.96%, 5/15/2026 (a)	100,000	87,445

3.52%, 8/15/2026 (a)	23,000	19,989

3.56%, 11/15/2026 (a)	250,000	215,957

4.17%, 2/15/2027 (a)	300,000	257,569

3.57%, 5/15/2027 (a)	725,000	619,089

3.31%, 8/15/2027 (a)	250,000	212,104

3.93%, 11/15/2027 (a)	710,000	599,035

3.08%, 2/15/2028 (a)	27,000	22,631

2.90%, 5/15/2028 (a)	140,000	116,539

7.33%, 8/15/2028 (a)	50,000	41,397

6.99%, 11/15/2028 (a)	100,000	82,299

4.13%, 2/15/2029 (a)	658,000	537,905

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — continued

2.96%, 5/15/2029 (a)	300,000	243,736

3.84%, 11/15/2029 (a)	200,000	160,212

4.67%, 5/15/2030 (a)	300,000	237,481

3.98%, 8/15/2030 (a)	300,000	235,740

3.53%, 11/15/2030 (a)	500,000	390,113

4.54%, 2/15/2031 (a)	350,000	271,130

3.86%, 5/15/2031 (a)	275,000	211,654

3.24%, 11/15/2031 (a)	760,000	576,856

3.79%, 2/15/2032 (a)	350,000	263,851

3.53%, 5/15/2032 (a)	2,250,000	1,683,231

3.15%, 8/15/2032 (a)	3,300,000	2,452,786

4.16%, 11/15/2032 (a)	800,000	590,438

3.81%, 2/15/2033 (a)	400,000	292,964

3.84%, 5/15/2033 (a)	1,175,000	855,442

6.33%, 8/15/2033 (a)	100,000	72,228

4.29%, 11/15/2033 (a)	1,025,000	735,293

3.91%, 2/15/2034 (a)	775,000	551,553

2.78%, 5/15/2034 (a)	2,200,000	1,555,186

3.28%, 11/15/2034 (a)	50,000	34,824

3.31%, 2/15/2035 (a)	65,000	44,936

3.53%, 5/15/2035 (a)	250,000	171,586

3.14%, 11/15/2041 (a)	100,000	57,211

U.S. Treasury STRIPS Notes

1.61%, 11/15/2019 (a)	1,000,000	992,147

1.72%, 2/15/2020 (a)	5,235,000	5,168,480

Total U.S. Treasury Obligations (Cost $82,834,634)		87,522,026

Corporate Bonds — 23.6%

Aerospace & Defense — 0.4%

Airbus Finance BV (France) 2.70%, 4/17/2023 (b)	32,000	32,379

Airbus SE (France) 3.15%, 4/10/2027 (b)	164,000	169,368

BAE Systems Holdings, Inc. (United Kingdom) 3.80%, 10/7/2024 (b)	45,000	47,080

BAE Systems plc (United Kingdom) 5.80%, 10/11/2041 (b)	51,000	63,334

Harris Corp. 3.83%, 4/27/2025	60,000	63,078

Lockheed Martin Corp. 4.50%, 5/15/2036	70,000	80,317

Northrop Grumman Corp.

3.20%, 2/1/2027	76,000	77,949

3.25%, 1/15/2028	50,000	51,302

Precision Castparts Corp. 3.25%, 6/15/2025	30,000	31,337

Rockwell Collins, Inc. 3.20%, 3/15/2024	28,000	28,816

United Technologies Corp.

3.95%, 8/16/2025	50,000	53,897

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Aerospace & Defense — continued

6.13%, 7/15/2038	250,000	331,273

4.50%, 6/1/2042	80,000	90,321

4.15%, 5/15/2045	25,000	26,870

3.75%, 11/1/2046	80,000	81,342

		1,228,663

Air Freight & Logistics — 0.0% (c)

FedEx Corp. 3.90%, 2/1/2035	66,000	66,271

Airlines — 0.0% (c)

Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.00%, 10/29/2024	18,089	18,896

Automobiles — 0.1%

BMW US Capital LLC (Germany) 2.25%, 9/15/2023 (b)	45,000	44,461

Daimler Finance North America LLC (Germany) 1.75%, 10/30/2019 (b)	150,000	149,561

Hyundai Capital America 2.00%, 7/1/2019 (b)	34,000	33,990

Nissan Motor Acceptance Corp. 1.90%, 9/14/2021 (b)	29,000	28,469

		256,481

Banks — 5.1%

ABN AMRO Bank NV (Netherlands) 4.75%, 7/28/2025 (b)	200,000	214,068

AIB Group plc (Ireland) (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (b) (d)	250,000	257,308

ANZ New Zealand Int’l Ltd. (New Zealand)

2.60%, 9/23/2019 (b)	200,000	200,147

3.45%, 1/21/2028 (b)	200,000	206,638

ASB Bank Ltd. (New Zealand) 3.13%, 5/23/2024 (b)	230,000	234,333

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.63%), 3.50%, 5/17/2022 (d)	250,000	254,941

3.30%, 1/11/2023	150,000	154,629

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (d)	100,000	101,568

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (d)	26,000	26,466

4.00%, 1/22/2025	114,000	119,842

Series L, 3.95%, 4/21/2025	92,000	96,415

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (d)	100,000	103,133

4.45%, 3/3/2026	69,000	74,399

3.25%, 10/21/2027	514,000	526,421

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (d)	260,000	273,063

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (d)	408,000	420,147

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (d)	280,000	299,315

Bank of Montreal (Canada)

1.50%, 7/18/2019	65,000	64,977

2.10%, 12/12/2019	60,000	59,932

(USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (d)	47,000	47,663

Bank of Nova Scotia (The) (Canada)

2.45%, 9/19/2022	200,000	201,737

4.50%, 12/16/2025	25,000	26,897

Barclays plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.36%),

4.34%, 5/16/2024 (d)	220,000	227,151

3.65%, 3/16/2025	200,000	201,008

BB&T Corp. 5.25%, 11/1/2019	50,000	50,452

BNP Paribas SA (France) 3.50%, 3/1/2023 (b)	200,000	205,657

BNZ International Funding Ltd. (New Zealand) 2.90%, 2/21/2022 (b)	250,000	252,380

Canadian Imperial Bank of Commerce (Canada) 1.60%, 9/6/2019	200,000	199,697

Citigroup, Inc.

2.40%, 2/18/2020	50,000	49,999

2.35%, 8/2/2021	23,000	22,978

2.90%, 12/8/2021	100,000	101,004

2.75%, 4/25/2022	200,000	201,923

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (d)	74,000	75,217

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (d)	90,000	92,925

4.40%, 6/10/2025	78,000	83,242

3.40%, 5/1/2026	75,000	77,611

4.45%, 9/29/2027	210,000	226,299

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (d)	250,000	260,786

(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (d)	220,000	235,070

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (d)	50,000	51,843

8.13%, 7/15/2039	56,000	89,502

4.75%, 5/18/2046	50,000	56,653

Citizens Financial Group, Inc. 2.38%, 7/28/2021	24,000	23,975

Comerica, Inc. 4.00%, 2/1/2029	150,000	161,061

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued

Commonwealth Bank of Australia (Australia)

2.00%, 9/6/2021 (b)	200,000	198,684

3.45%, 3/16/2023 (b)	80,000	83,035

2.85%, 5/18/2026 (b)	80,000	80,375

Cooperatieve Rabobank UA (Netherlands) 4.38%, 8/4/2025	500,000	533,294

Credit Agricole SA (France) 3.75%, 4/24/2023 (b)	250,000	259,385

Credit Suisse Group Funding Guernsey Ltd. (Switzerland)

3.80%, 6/9/2023	350,000	362,833

3.75%, 3/26/2025	250,000	260,953

Danske Bank A/S (Denmark) 2.00%, 9/8/2021 (b)	200,000	196,809

Fifth Third Bancorp

3.65%, 1/25/2024	90,000	94,568

3.95%, 3/14/2028	70,000	75,405

HSBC Holdings plc (United Kingdom)

2.65%, 1/5/2022	400,000	401,435

3.60%, 5/25/2023	229,000	238,152

4.38%, 11/23/2026	200,000	211,351

HSBC USA, Inc. 2.35%, 3/5/2020	135,000	135,002

Huntington Bancshares, Inc.

3.15%, 3/14/2021	73,000	73,888

2.30%, 1/14/2022	88,000	87,920

ING Groep NV (Netherlands)

4.10%, 10/2/2023	200,000	211,188

3.95%, 3/29/2027	200,000	210,209

KeyCorp

2.90%, 9/15/2020	56,000	56,361

4.15%, 10/29/2025	65,000	70,375

Lloyds Banking Group plc (United Kingdom) 4.58%, 12/10/2025	200,000	208,569

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.00%, 2/22/2022	38,000	38,584

2.67%, 7/25/2022	80,000	80,439

3.76%, 7/26/2023	200,000	209,361

3.41%, 3/7/2024	170,000	176,353

National Australia Bank Ltd. (Australia) 3.38%, 1/14/2026	300,000	312,335

NatWest Markets plc (United Kingdom) 3.63%, 9/29/2022 (b)	315,000	321,598

Nordea Bank Abp (Finland)

1.63%, 9/30/2019 (b)	200,000	199,526

4.88%, 1/27/2020 (b)	100,000	101,371

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Banks — continued

PNC Financial Services Group, Inc. (The)

5.13%, 2/8/2020	150,000	152,497

Regions Financial Corp.

2.75%, 8/14/2022	27,000	27,185

3.80%, 8/14/2023	27,000	28,237

Royal Bank of Canada (Canada)

2.75%, 2/1/2022	66,000	66,999

3.70%, 10/5/2023	300,000	315,952

4.65%, 1/27/2026	30,000	32,733

Royal Bank of Scotland Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (d)	200,000	207,461

Societe Generale SA (France) 3.88%, 3/28/2024 (b)	380,000	392,895

Standard Chartered plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (b) (d)	220,000	226,979

Sumitomo Mitsui Banking Corp. (Japan) 2.45%, 1/16/2020	250,000	250,049

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.06%, 7/14/2021	49,000	48,784

2.44%, 10/19/2021	45,000	45,071

2.85%, 1/11/2022	130,000	131,394

2.78%, 10/18/2022	82,000	82,778

3.10%, 1/17/2023	55,000	55,961

3.94%, 10/16/2023	300,000	317,962

3.01%, 10/19/2026	25,000	25,296

Sumitomo Mitsui Trust Bank Ltd. (Japan) 2.05%, 10/18/2019 (b)	200,000	199,762

SunTrust Bank (ICE LIBOR USD 3 Month + 0.30%), 2.59%, 1/29/2021 (d)	30,000	30,021

SunTrust Banks, Inc. 2.70%, 1/27/2022	91,000	91,637

Toronto-Dominion Bank (The) (Canada) 3.25%, 3/11/2024	140,000	145,003

UBS Group Funding Switzerland AG (Switzerland) 4.13%, 9/24/2025 (b)	200,000	213,327

US Bancorp

3.38%, 2/5/2024	120,000	125,185

7.50%, 6/1/2026	100,000	126,814

Series V, 2.38%, 7/22/2026	100,000	99,137

Wells Fargo & Co.

3.07%, 1/24/2023	245,000	248,720

3.75%, 1/24/2024	105,000	110,349

3.30%, 9/9/2024	80,000	82,738

3.00%, 4/22/2026	284,000	287,184

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued

4.10%, 6/3/2026	24,000	25,427

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (d)	470,000	478,902

5.38%, 11/2/2043	200,000	241,708

Westpac Banking Corp. (Australia)

4.88%, 11/19/2019	121,000	122,197

2.85%, 5/13/2026	100,000	100,838

(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (d)	140,000	144,888

		17,681,900

Beverages — 0.4%

Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	571,000	627,910

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.75%, 1/23/2029	120,000	135,931

4.38%, 4/15/2038	150,000	158,793

4.75%, 4/15/2058	95,000	100,338

Constellation Brands, Inc.

4.40%, 11/15/2025	50,000	54,427

5.25%, 11/15/2048	25,000	28,927

Keurig Dr Pepper, Inc.

3.13%, 12/15/2023	100,000	101,476

4.42%, 5/25/2025	30,000	32,134

3.43%, 6/15/2027	20,000	20,181

4.99%, 5/25/2038	43,000	47,111

PepsiCo, Inc. 4.45%, 4/14/2046	107,000	127,871

		1,435,099

Biotechnology — 0.2%

AbbVie, Inc. 4.50%, 5/14/2035	100,000	102,740

Amgen, Inc. 4.66%, 6/15/2051	50,000	54,704

Baxalta, Inc.

3.60%, 6/23/2022	7,000	7,181

5.25%, 6/23/2045	3,000	3,604

Celgene Corp.

3.90%, 2/20/2028	100,000	107,111

5.70%, 10/15/2040	53,000	65,248

Gilead Sciences, Inc.

4.60%, 9/1/2035	130,000	146,240

4.00%, 9/1/2036	29,000	30,541

		517,369

Building Products — 0.0% (c)

Masco Corp. 6.50%, 8/15/2032	80,000	94,349

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Capital Markets — 2.4%

Ameriprise Financial, Inc. 2.88%, 9/15/2026	63,000	63,269

Bank of New York Mellon Corp. (The)

(ICE LIBOR USD 3 Month + 0.63%),

2.66%, 5/16/2023 (d)	138,000	139,091

3.25%, 9/11/2024	100,000	103,672

BlackRock, Inc.

Series 2, 5.00%, 12/10/2019	65,000	65,776

4.25%, 5/24/2021	65,000	67,576

Blackstone Holdings Finance Co. LLC

5.88%, 3/15/2021 (b)	100,000	105,507

4.45%, 7/15/2045 (b)	21,000	22,053

Brookfield Finance, Inc. (Canada)

3.90%, 1/25/2028	55,000	56,056

4.85%, 3/29/2029	120,000	131,183

4.70%, 9/20/2047	44,000	45,946

Charles Schwab Corp. (The)

3.55%, 2/1/2024	125,000	132,250

3.20%, 3/2/2027	100,000	102,954

CME Group, Inc.

3.00%, 3/15/2025	97,000	100,385

5.30%, 9/15/2043	16,000	20,460

Daiwa Securities Group, Inc. (Japan) 3.13%, 4/19/2022 (b)	49,000	49,679

Deutsche Bank AG (Germany)

4.25%, 10/14/2021	100,000	101,313

3.30%, 11/16/2022	100,000	98,264

Goldman Sachs Group, Inc. (The)

5.38%, 3/15/2020	206,000	210,234

2.35%, 11/15/2021	379,000	378,280

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (d)	100,000	100,795

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (d)	598,000	604,418

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (d)	213,000	214,983

3.50%, 1/23/2025	100,000	103,402

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (d)	137,000	140,133

4.25%, 10/21/2025	105,000	111,344

3.50%, 11/16/2026	142,000	145,480

3.85%, 1/26/2027	45,000	47,037

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	209,000	215,841

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (d)	130,000	139,342

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued

6.75%, 10/1/2037	80,000	104,699

(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (d)	215,000	232,375

Intercontinental Exchange, Inc. 4.00%, 10/15/2023	59,000	62,787

Invesco Finance plc

4.00%, 1/30/2024	29,000	30,736

3.75%, 1/15/2026	36,000	37,533

Jefferies Group LLC 6.45%, 6/8/2027	81,000	91,686

Macquarie Bank Ltd. (Australia)

2.85%, 7/29/2020 (b)	100,000	100,589

4.00%, 7/29/2025 (b)	100,000	105,349

Macquarie Group Ltd. (Australia) 6.00%, 1/14/2020 (b)	220,000	224,090

(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (b) (d)	145,000	147,155

(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (b) (d)	220,000	243,254

Morgan Stanley

5.50%, 7/28/2021	35,000	37,165

2.63%, 11/17/2021	170,000	171,030

2.75%, 5/19/2022	100,000	101,038

3.75%, 2/25/2023	142,000	148,230

4.10%, 5/22/2023	100,000	105,226

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (d)	225,000	234,530

3.70%, 10/23/2024	69,000	72,768

4.00%, 7/23/2025	276,000	295,454

5.00%, 11/24/2025	70,000	77,449

3.88%, 1/27/2026	341,000	362,351

4.35%, 9/8/2026	20,000	21,438

3.63%, 1/20/2027	159,000	167,006

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (d)	222,000	231,053

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (d)	96,000	101,143

Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020	65,000	66,826

Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (d)	29,000	29,235

Nuveen LLC 4.00%, 11/1/2028 (b)	160,000	175,479

State Street Corp.

3.10%, 5/15/2023	24,000	24,632

3.70%, 11/20/2023	77,000	81,279

3.55%, 8/18/2025	147,000	154,993

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Capital Markets — continued

TD Ameritrade Holding Corp. 2.95%, 4/1/2022	17,000	17,302

UBS AG (Switzerland) 2.38%, 8/14/2019	250,000	249,965

		8,122,568

Chemicals — 0.5%

Albemarle Corp. 5.45%, 12/1/2044	50,000	53,616

Celanese US Holdings LLC 3.50%, 5/8/2024	190,000	195,057

Chevron Phillips Chemical Co. LLC

3.40%, 12/1/2026 (b)	45,000	46,574

3.70%, 6/1/2028 (b)	80,000	83,748

Dow Chemical Co. (The) 4.25%, 10/1/2034	30,000	31,145

DuPont de Nemours, Inc.

4.49%, 11/15/2025	100,000	110,591

5.32%, 11/15/2038	50,000	58,657

Eastman Chemical Co. 4.50%, 12/1/2028	220,000	238,120

Ecolab, Inc.

3.25%, 1/14/2023	90,000	92,437

3.25%, 12/1/2027	34,000	35,380

International Flavors & Fragrances, Inc.

4.45%, 9/26/2028	45,000	49,152

5.00%, 9/26/2048	52,000	57,695

Mosaic Co. (The)

5.45%, 11/15/2033	36,000	40,742

4.88%, 11/15/2041	8,000	8,044

5.63%, 11/15/2043	80,000	87,945

Nutrien Ltd. (Canada)

3.38%, 3/15/2025	22,000	22,540

4.00%, 12/15/2026	70,000	72,997

4.20%, 4/1/2029	25,000	26,978

4.13%, 3/15/2035	90,000	89,236

5.00%, 4/1/2049	40,000	45,357

Sherwin-Williams Co. (The) 3.13%, 6/1/2024	29,000	29,486

Union Carbide Corp.

7.50%, 6/1/2025	100,000	120,522

7.75%, 10/1/2096	80,000	109,086

Westlake Chemical Corp. 4.38%, 11/15/2047	36,000	33,886

		1,738,991

Commercial Services & Supplies — 0.1%

Brambles USA, Inc. (Australia) 4.13%, 10/23/2025 (b)	70,000	73,850

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Services & Supplies — continued

Republic Services, Inc.

3.55%, 6/1/2022	21,000	21,666

2.90%, 7/1/2026	21,000	21,104

Waste Management, Inc. 3.45%, 6/15/2029	70,000	73,620

		190,240

Communications Equipment — 0.1%

Cisco Systems, Inc.

1.85%, 9/20/2021	50,000	49,691

3.00%, 6/15/2022	56,000	57,577

5.90%, 2/15/2039	75,000	102,391

		209,659

Construction Materials — 0.0% (c)

Martin Marietta Materials, Inc.

3.45%, 6/1/2027	52,000	51,706

3.50%, 12/15/2027	100,000	99,785

		151,491

Consumer Finance — 0.6%

AerCap Ireland Capital DAC (Ireland) 4.45%, 4/3/2026	150,000	158,208

American Express Co. 4.20%, 11/6/2025	150,000	163,730

American Express Credit Corp.

2.25%, 5/5/2021	73,000	73,003

2.70%, 3/3/2022	105,000	106,157

American Honda Finance Corp.

2.25%, 8/15/2019	33,000	32,977

2.30%, 9/9/2026	17,000	16,503

Capital One Financial Corp.

3.75%, 4/24/2024	130,000	136,327

4.20%, 10/29/2025	40,000	41,996

3.75%, 7/28/2026	196,000	199,382

Caterpillar Financial Services Corp. 1.93%, 10/1/2021	175,000	173,588

General Motors Financial Co., Inc.

3.45%, 4/10/2022	50,000	50,712

3.70%, 5/9/2023	68,000	68,988

3.95%, 4/13/2024	120,000	122,544

3.50%, 11/7/2024	80,000	79,843

4.00%, 1/15/2025	80,000	81,202

4.35%, 4/9/2025	80,000	82,527

4.30%, 7/13/2025	35,000	36,076

John Deere Capital Corp.

3.15%, 10/15/2021	42,000	42,951

3.35%, 6/12/2024	82,000	85,862

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Consumer Finance — continued

Synchrony Financial 3.70%, 8/4/2026	70,000	69,454

Toyota Motor Credit Corp. 2.13%, 7/18/2019	100,000	99,990

		1,922,020

Containers & Packaging — 0.1%

International Paper Co.

3.00%, 2/15/2027	57,000	56,441

7.30%, 11/15/2039	40,000	52,072

WRKCo, Inc.

3.00%, 9/15/2024	80,000	80,730

3.90%, 6/1/2028	35,000	35,965

		225,208

Diversified Consumer Services — 0.0% (c)

President & Fellows of Harvard College 3.30%, 7/15/2056	86,000	84,979

Diversified Financial Services — 0.6%

AIG Global Funding 1.90%, 10/6/2021 (b)	100,000	98,987

CK Hutchison International Ltd. (Hong Kong) 1.88%, 10/3/2021 (b)	200,000	197,187

GE Capital International Funding Co. Unlimited Co.

2.34%, 11/15/2020	251,000	249,760

4.42%, 11/15/2035	600,000	591,696

GTP Acquisition Partners I LLC

2.35%, 6/15/2020 (b)	58,000	57,807

3.48%, 6/16/2025 (b)	67,000	69,092

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan) 2.65%, 9/19/2022 (b)	200,000	200,010

National Rural Utilities Cooperative Finance Corp.

2.95%, 2/7/2024	44,000	45,114

3.40%, 2/7/2028	100,000	104,770

ORIX Corp. (Japan)

2.90%, 7/18/2022	40,000	40,595

3.25%, 12/4/2024	100,000	103,121

3.70%, 7/18/2027	100,000	105,136

Shell International Finance BV (Netherlands)

2.13%, 5/11/2020	70,000	69,985

4.13%, 5/11/2035	107,000	118,847

Voya Financial, Inc. 3.65%, 6/15/2026	120,000	122,913

		2,175,020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Telecommunication Services — 0.8%

AT&T, Inc.

3.55%, 6/1/2024	155,000	161,164

3.95%, 1/15/2025	66,000	69,701

3.60%, 7/15/2025	45,000	46,637

4.13%, 2/17/2026	117,000	124,413

4.30%, 2/15/2030	338,000	360,934

5.25%, 3/1/2037	100,000	112,138

4.90%, 8/15/2037	230,000	248,425

6.00%, 8/15/2040	125,000	148,431

5.35%, 9/1/2040	228,000	257,113

Centel Capital Corp. 9.00%, 10/15/2019	50,000	50,876

Telefonica Emisiones SA (Spain)

5.13%, 4/27/2020	25,000	25,510

5.46%, 2/16/2021	19,000	19,898

7.05%, 6/20/2036	50,000	65,529

Verizon Communications, Inc.

2.63%, 8/15/2026	12,000	11,917

3.88%, 2/8/2029	75,000	80,406

4.02%, 12/3/2029 (b)	130,000	140,806

4.50%, 8/10/2033	125,000	140,724

4.40%, 11/1/2034	209,000	231,536

4.27%, 1/15/2036	20,000	21,644

5.25%, 3/16/2037	69,000	82,462

4.86%, 8/21/2046	134,000	155,954

4.67%, 3/15/2055	65,000	73,528

		2,629,746

Electric Utilities — 1.3%

Alabama Power Co. 6.13%, 5/15/2038	62,000	82,483

Avangrid, Inc. 3.15%, 12/1/2024	72,000	73,380

Baltimore Gas & Electric Co. 3.50%, 8/15/2046	47,000	46,567

CenterPoint Energy Houston Electric LLC 3.95%, 3/1/2048	51,000	54,893

China Southern Power Grid International Finance BVI Co. Ltd. (China) 3.50%, 5/8/2027 (b)	200,000	205,750

Cleveland Electric Illuminating Co. (The)

3.50%, 4/1/2028 (b)	95,000	96,406

4.55%, 11/15/2030 (b)	65,000	71,530

Commonwealth Edison Co. 3.65%, 6/15/2046	30,000	30,444

Connecticut Light & Power Co. (The) 4.00%, 4/1/2048	41,000	44,769

Duke Energy Corp.

2.65%, 9/1/2026	100,000	98,777

3.40%, 6/15/2029	61,000	62,244

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Electric Utilities — continued

Duke Energy Indiana LLC

6.35%, 8/15/2038	43,000	59,184

6.45%, 4/1/2039	19,000	26,583

3.75%, 5/15/2046	60,000	60,665

Duke Energy Ohio, Inc. 3.70%, 6/15/2046	46,000	46,988

Duke Energy Progress LLC 3.70%, 10/15/2046	54,000	54,793

Duquesne Light Holdings, Inc. 3.62%, 8/1/2027 (b)	160,000	160,826

Electricite de France SA (France) 6.00%, 1/22/2114 (b)	75,000	86,941

Enel Finance International NV (Italy) 3.63%, 5/25/2027 (b)	220,000	220,907

Entergy Arkansas LLC 3.50%, 4/1/2026	22,000	22,947

Entergy Corp. 2.95%, 9/1/2026	21,000	20,997

Entergy Louisiana LLC

2.40%, 10/1/2026	59,000	57,650

3.05%, 6/1/2031	38,000	38,297

4.00%, 3/15/2033	40,000	44,102

Entergy Mississippi LLC

2.85%, 6/1/2028	33,000	33,068

3.85%, 6/1/2049	135,000	140,943

Evergy, Inc. 4.85%, 6/1/2021	18,000	18,639

FirstEnergy Corp. Series C, 4.85%, 7/15/2047	26,000	29,522

Florida Power & Light Co.

5.40%, 9/1/2035	50,000	60,380

5.95%, 2/1/2038	30,000	40,493

Fortis, Inc. (Canada) 3.06%, 10/4/2026	124,000	123,036

Hydro-Quebec (Canada) Series IO, 8.05%, 7/7/2024	100,000	127,211

ITC Holdings Corp. 2.70%, 11/15/2022	100,000	100,460

Jersey Central Power & Light Co.

4.30%, 1/15/2026 (b)	40,000	42,938

6.15%, 6/1/2037	30,000	36,866

Kansas City Power & Light Co.

3.15%, 3/15/2023	24,000	24,698

5.30%, 10/1/2041	50,000	60,170

4.20%, 3/15/2048	50,000	54,688

Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	56,000	57,773

MidAmerican Energy Co.

3.50%, 10/15/2024	59,000	62,110

3.10%, 5/1/2027	93,000	95,491

Mid-Atlantic Interstate Transmission LLC

4.10%, 5/15/2028 (b)	40,000	42,567

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued

Nevada Power Co. Series CC, 3.70%, 5/1/2029	100,000	106,783

New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (b)	45,000	45,513

NextEra Energy Capital Holdings, Inc. 3.55%, 5/1/2027	27,000	28,175

Niagara Mohawk Power Corp.

4.88%, 8/15/2019 (b)	40,000	40,105

3.51%, 10/1/2024 (b)	19,000	19,888

Northern States Power Co. 6.25%, 6/1/2036	65,000	87,833

Oncor Electric Delivery Co. LLC 5.75%, 3/15/2029	25,000	30,889

Pennsylvania Electric Co. 3.25%, 3/15/2028 (b)	19,000	19,012

Potomac Electric Power Co. 6.50%, 11/15/2037	75,000	103,009

PPL Capital Funding, Inc.

3.40%, 6/1/2023	30,000	30,737

4.00%, 9/15/2047	20,000	19,361

Progress Energy, Inc. 4.40%, 1/15/2021	35,000	35,902

Public Service Co. of Colorado 3.20%, 11/15/2020	18,000	18,124

Public Service Co. of Oklahoma Series G, 6.63%, 11/15/2037	175,000	231,466

Public Service Electric & Gas Co.

3.00%, 5/15/2025	83,000	84,900

5.38%, 11/1/2039	28,000	34,642

Southern California Edison Co.

Series C, 3.50%, 10/1/2023	53,000	54,518

Series B, 3.65%, 3/1/2028	80,000	81,870

Series 05-B, 5.55%, 1/15/2036	80,000	89,688

Tampa Electric Co. 4.45%, 6/15/2049	100,000	111,388

Toledo Edison Co. (The) 6.15%, 5/15/2037	50,000	64,005

Union Electric Co. 2.95%, 6/15/2027	36,000	36,480

Virginia Electric & Power Co.

Series A, 3.80%, 4/1/2028	180,000	192,867

6.35%, 11/30/2037	70,000	93,768

Xcel Energy, Inc. 6.50%, 7/1/2036	7,000	9,179

		4,589,278

Electronic Equipment, Instruments & Components — 0.0% (c)

Arrow Electronics, Inc.

4.50%, 3/1/2023	8,000	8,376

3.25%, 9/8/2024	44,000	43,564

3.88%, 1/12/2028	22,000	21,805

		73,745

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Energy Equipment & Services — 0.1%

Baker Hughes a GE Co. LLC 5.13%, 9/15/2040	40,000	44,012

Halliburton Co.

3.50%, 8/1/2023	54,000	55,831

4.85%, 11/15/2035	30,000	31,968

6.70%, 9/15/2038	60,000	76,382

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (b)	55,000	57,375

3.90%, 5/17/2028 (b)	62,000	64,426

		329,994

Entertainment — 0.2%

NBCUniversal Media LLC 5.95%, 4/1/2041	75,000	98,400

TWDC Enterprises 18 Corp. 1.85%, 7/30/2026	81,000	78,464

Viacom, Inc.

3.88%, 4/1/2024	36,000	37,494

6.88%, 4/30/2036	70,000	88,625

Walt Disney Co. (The)

7.30%, 4/30/2028 (b)	150,000	199,048

6.65%, 11/15/2037 (b)	50,000	71,784

		573,815

Equity Real Estate Investment Trusts (REITs) — 1.0%

Alexandria Real Estate Equities, Inc. 3.80%, 4/15/2026	23,000	24,163

American Campus Communities Operating Partnership LP 3.63%, 11/15/2027	100,000	101,963

American Tower Corp.

5.90%, 11/1/2021	30,000	32,275

3.50%, 1/31/2023	87,000	89,781

5.00%, 2/15/2024	71,000	78,132

3.38%, 10/15/2026	44,000	44,741

American Tower Trust #1 3.07%, 3/15/2023 (b)	80,000	81,276

AvalonBay Communities, Inc.

2.85%, 3/15/2023	50,000	50,691

3.45%, 6/1/2025	50,000	52,393

3.90%, 10/15/2046	32,000	33,563

Boston Properties LP

3.13%, 9/1/2023	30,000	30,757

3.20%, 1/15/2025	61,000	62,238

3.65%, 2/1/2026	67,000	69,676

Brixmor Operating Partnership LP

3.65%, 6/15/2024	50,000	51,059

3.85%, 2/1/2025	50,000	51,491

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued

Crown Castle International Corp.

4.88%, 4/15/2022	30,000	31,896

5.25%, 1/15/2023	60,000	65,309

4.00%, 3/1/2027	24,000	25,179

Digital Realty Trust LP 3.70%, 8/15/2027	31,000	31,846

Duke Realty LP 3.25%, 6/30/2026	18,000	18,288

EPR Properties 4.95%, 4/15/2028	10,000	10,751

ERP Operating LP

3.00%, 4/15/2023	50,000	51,208

2.85%, 11/1/2026	46,000	46,485

3.50%, 3/1/2028	61,000	64,258

GAIF Bond Issuer Pty. Ltd. (Australia) 3.40%, 9/30/2026 (b)	79,000	78,799

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (b)	43,000	43,470

HCP, Inc.

3.88%, 8/15/2024	115,000	120,509

3.50%, 7/15/2029	132,000	132,570

Life Storage LP 4.00%, 6/15/2029	150,000	154,190

National Retail Properties, Inc. 3.60%, 12/15/2026	58,000	59,626

Office Properties Income Trust

3.75%, 8/15/2019	320,000	320,098

3.60%, 2/1/2020	130,000	130,409

4.00%, 7/15/2022	78,000	78,827

Public Storage 3.39%, 5/1/2029	65,000	67,876

Realty Income Corp.

3.88%, 7/15/2024	20,000	21,201

3.88%, 4/15/2025	60,000	63,804

4.65%, 3/15/2047	38,000	43,986

Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (b)	170,000	173,757

Senior Housing Properties Trust 4.75%, 2/15/2028	80,000	77,642

SITE Centers Corp. 3.63%, 2/1/2025	61,000	61,695

UDR, Inc.

2.95%, 9/1/2026	28,000	27,826

3.20%, 1/15/2030	150,000	149,266

Ventas Realty LP

4.13%, 1/15/2026	34,000	35,964

3.85%, 4/1/2027	49,000	50,886

Vornado Realty LP 3.50%, 1/15/2025	60,000	61,210

Welltower, Inc.

4.50%, 1/15/2024	37,000	39,716

4.00%, 6/1/2025	70,000	73,712

		3,266,458

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Food & Staples Retailing — 0.2%

Costco Wholesale Corp. 2.75%, 5/18/2024	21,000	21,564

CVS Pass-Through Trust

7.51%, 1/10/2032 (b)	73,995	89,340

5.93%, 1/10/2034 (b)	79,381	90,177

4.70%, 1/10/2036 (b)	167,988	177,231

Kroger Co. (The) 5.40%, 7/15/2040	18,000	19,461

Sysco Corp. 3.55%, 3/15/2025	55,000	57,610

Walgreen Co. 4.40%, 9/15/2042	50,000	47,347

Walgreens Boots Alliance, Inc.

3.80%, 11/18/2024	47,000	48,868

4.50%, 11/18/2034	23,000	23,640

		575,238

Food Products — 0.3%

Campbell Soup Co. 3.95%, 3/15/2025	90,000	93,572

Cargill, Inc. 3.25%, 3/1/2023 (b)	25,000	25,732

Conagra Brands, Inc.

4.60%, 11/1/2025	45,000	48,959

5.30%, 11/1/2038	100,000	108,602

General Mills, Inc.

4.00%, 4/17/2025	60,000	63,781

4.20%, 4/17/2028	40,000	43,083

Kellogg Co. 3.40%, 11/15/2027	38,000	38,680

Kraft Heinz Foods Co.

4.00%, 6/15/2023	31,000	32,423

5.00%, 7/15/2035	155,000	162,464

6.88%, 1/26/2039	61,000	73,652

McCormick & Co., Inc. 3.15%, 8/15/2024	54,000	55,119

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	27,000	29,199

Smithfield Foods, Inc. 5.20%, 4/1/2029 (b)	160,000	174,341

Tyson Foods, Inc.

3.95%, 8/15/2024	49,000	51,931

4.88%, 8/15/2034	20,000	22,790

		1,024,328

Gas Utilities — 0.2%

Atmos Energy Corp.

4.13%, 10/15/2044	50,000	54,687

4.13%, 3/15/2049	155,000	170,984

Boston Gas Co. 4.49%, 2/15/2042 (b)	22,000	24,195

Brooklyn Union Gas Co. (The) 4.27%, 3/15/2048 (b)	80,000	86,747

CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	25,000	25,706

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Gas Utilities — continued

Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020	49,000	49,223

Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029	200,000	209,168

Southern Natural Gas Co. LLC

8.00%, 3/1/2032	53,000	74,133

4.80%, 3/15/2047 (b)	26,000	27,207

Southwest Gas Corp. 3.80%, 9/29/2046	44,000	42,918

		764,968

Health Care Equipment & Supplies — 0.1%

Abbott Laboratories 3.88%, 9/15/2025	90,000	97,001

Boston Scientific Corp.

3.75%, 3/1/2026	100,000	106,298

4.55%, 3/1/2039	100,000	110,372

Liberty Property LP, 3.25%, 10/1/2026	19,000	18,979

Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	27,000	27,852

		360,502

Health Care Providers & Services — 0.6%

Aetna, Inc. 2.80%, 6/15/2023	30,000	30,169

Anthem, Inc.

3.30%, 1/15/2023	18,000	18,460

3.35%, 12/1/2024	70,000	72,378

4.10%, 3/1/2028	55,000	58,680

4.65%, 1/15/2043	18,000	19,614

4.65%, 8/15/2044	65,000	71,100

CVS Health Corp.

4.00%, 12/5/2023	116,000	121,358

4.10%, 3/25/2025	129,000	135,982

4.30%, 3/25/2028	95,000	100,123

4.78%, 3/25/2038	240,000	250,145

5.05%, 3/25/2048	78,000	82,958

Express Scripts Holding Co.

3.50%, 6/15/2024	48,000	49,409

4.50%, 2/25/2026	127,000	137,291

HCA, Inc.

5.25%, 6/15/2026	130,000	143,886

5.13%, 6/15/2039	125,000	129,839

Magellan Health, Inc. 4.90%, 9/22/2024 (e)	125,000	123,625

Mount Sinai Hospitals Group, Inc.

Series 2017, 3.98%, 7/1/2048	83,000	84,432

Providence St Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	36,000	35,860

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Health Care Providers & Services — continued

Quest Diagnostics, Inc. 3.45%, 6/1/2026	17,000	17,411

UnitedHealth Group, Inc.

2.13%, 3/15/2021	175,000	174,700

2.75%, 2/15/2023	42,000	42,542

4.63%, 7/15/2035	34,000	39,083

		1,939,045

Hotels, Restaurants & Leisure — 0.0% (c)

McDonald’s Corp. 4.70%, 12/9/2035	60,000	68,411

Household Products — 0.0% (c)

Procter & Gamble — ESOP Series A, 9.36%, 1/1/2021	22,806	24,067

Procter & Gamble Co. (The) 2.70%, 2/2/2026	80,000	81,457

		105,524

Independent Power and Renewable Electricity Producers — 0.1%

Exelon Generation Co. LLC

3.40%, 3/15/2022	50,000	51,218

4.25%, 6/15/2022	38,000	39,776

6.25%, 10/1/2039	100,000	118,150

5.75%, 10/1/2041	29,000	32,136

NRG Energy, Inc. 4.45%, 6/15/2029 (b)	110,000	114,395

PSEG Power LLC 4.15%, 9/15/2021	37,000	38,007

Southern Power Co. 5.15%, 9/15/2041	50,000	54,631

Tri-State Generation & Transmission Association, Inc. 4.25%, 6/1/2046	25,000	26,568

		474,881

Industrial Conglomerates — 0.1%

General Electric Co.

5.50%, 1/8/2020	88,000	89,248

5.88%, 1/14/2038	100,000	113,233

Honeywell International, Inc. 2.50%, 11/1/2026	150,000	149,447

		351,928

Insurance — 1.3%

AIA Group Ltd. (Hong Kong)

3.90%, 4/6/2028 (b)	210,000	223,388

3.60%, 4/9/2029 (b)	200,000	207,842

Allstate Corp. (The) 3.15%, 6/15/2023	31,000	31,955

American Financial Group, Inc. 3.50%, 8/15/2026	100,000	100,567

American International Group, Inc.

4.13%, 2/15/2024	59,000	62,480

3.75%, 7/10/2025	24,000	25,113

3.88%, 1/15/2035	180,000	179,244

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Insurance — continued

Assurant, Inc. 4.20%, 9/27/2023	85,000	88,380

Athene Global Funding

2.75%, 4/20/2020 (b)	106,000	106,221

4.00%, 1/25/2022 (b)	44,000	45,507

Athene Holding Ltd. 4.13%, 1/12/2028	45,000	45,348

Berkshire Hathaway Finance Corp.

5.75%, 1/15/2040	100,000	131,631

4.30%, 5/15/2043	62,000	69,081

Chubb INA Holdings, Inc.

2.88%, 11/3/2022	42,000	42,765

2.70%, 3/13/2023	120,000	121,892

CNA Financial Corp. 3.95%, 5/15/2024	44,000	46,410

Dai-ichi Life Insurance Co. Ltd. (The) (Japan) (ICE LIBOR USD 3 Month + 3.66%), 4.00%, 7/24/2026 (b) (d) (f) (g)	200,000	202,250

Great-West Lifeco Finance Delaware LP (Canada) 4.15%, 6/3/2047 (b)	75,000	80,662

Guardian Life Insurance Co. of America (The) 4.85%, 1/24/2077 (b)	21,000	23,693

Harborwalk Funding Trust (ICE LIBOR USD 3 Month + 3.19%), 5.08%, 2/15/2069 (b) (d)	150,000	171,615

Hartford Financial Services Group, Inc. (The) 4.30%, 4/15/2043	70,000	73,934

Jackson National Life Global Funding

3.88%, 6/11/2025 (b)	87,000	92,608

3.05%, 4/29/2026 (b)	104,000	105,317

Liberty Mutual Group, Inc.

4.57%, 2/1/2029 (b)	27,000	29,662

6.50%, 3/15/2035 (b)	207,000	263,431

Lincoln National Corp.

4.20%, 3/15/2022	20,000	20,927

4.00%, 9/1/2023	50,000	52,874

3.80%, 3/1/2028	80,000	83,941

Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (d)	100,000	102,018

Markel Corp. 3.63%, 3/30/2023	40,000	41,278

Massachusetts Mutual Life Insurance Co. 8.88%, 6/1/2039 (b)	19,000	31,143

MetLife, Inc. 4.13%, 8/13/2042	28,000	30,268

New York Life Global Funding

2.00%, 4/13/2021 (b)	29,000	28,901

2.35%, 7/14/2026 (b)	65,000	63,810

New York Life Insurance Co. 4.45%, 5/15/2069 (b)	105,000	115,586

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Insurance — continued

OneBeacon US Holdings, Inc. 4.60%, 11/9/2022	100,000	103,405

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (b) (d)	134,000	131,226

Principal Financial Group, Inc.

3.13%, 5/15/2023	30,000	30,288

3.70%, 5/15/2029	30,000	31,420

Principal Life Global Funding II 2.15%, 1/10/2020 (b)	100,000	99,839

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (d) (f) (g)	50,000	51,377

Protective Life Global Funding 2.00%, 9/14/2021 (b)	180,000	178,252

Prudential Financial, Inc. 3.91%, 12/7/2047	61,000	63,647

Prudential Insurance Co. of America (The)

8.30%, 7/1/2025 (b)	150,000	193,352

Reliance Standard Life Global Funding II

2.50%, 1/15/2020 (b)	100,000	99,952

3.85%, 9/19/2023 (b)	105,000	108,959

Teachers Insurance & Annuity Association of America 4.27%, 5/15/2047 (b)	50,000	54,076

Torchmark Corp. 4.55%, 9/15/2028	75,000	81,987

		4,369,522

Internet & Direct Marketing Retail — 0.1%

Amazon.com, Inc.

2.80%, 8/22/2024	66,000	67,934

4.80%, 12/5/2034	65,000	79,715

3.88%, 8/22/2037	80,000	88,184

4.25%, 8/22/2057	100,000	115,125

Booking Holdings, Inc. 3.55%, 3/15/2028	100,000	104,179

		455,137

IT Services — 0.5%

DXC Technology Co.

4.25%, 4/15/2024	34,000	35,610

7.45%, 10/15/2029	50,000	63,525

Fidelity National Information Services, Inc.

3.75%, 5/21/2029	130,000	138,024

Fiserv, Inc.

3.20%, 7/1/2026	70,000	71,400

4.40%, 7/1/2049	65,000	68,047

IBM Credit LLC 3.00%, 2/6/2023	110,000	112,497

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

IT Services — continued

International Business Machines Corp.

2.25%, 2/19/2021	174,000	174,041

3.30%, 5/15/2026	260,000	269,200

6.22%, 8/1/2027	50,000	61,448

3.50%, 5/15/2029	485,000	506,993

Western Union Co. (The) 3.60%, 3/15/2022	100,000	102,569

		1,603,354

Life Sciences Tools & Services — 0.0% (c)

Thermo Fisher Scientific, Inc. 2.95%, 9/19/2026	30,000	30,200

Machinery — 0.1%

Illinois Tool Works, Inc. 4.88%, 9/15/2041	80,000	96,846

nVent Finance SARL (United Kingdom) 4.55%, 4/15/2028	75,000	76,167

Parker-Hannifin Corp.

4.45%, 11/21/2044	30,000	33,414

4.10%, 3/1/2047	21,000	22,121

		228,548

Media — 0.6%

CBS Corp.

3.70%, 8/15/2024	99,000	102,436

4.00%, 1/15/2026	42,000	44,024

Charter Communications Operating LLC 5.38%, 4/1/2038	38,000	40,659

Comcast Cable Holdings LLC 10.13%, 4/15/2022	75,000	89,833

Comcast Corp.

3.95%, 10/15/2025	119,000	128,311

3.15%, 3/1/2026	127,000	131,193

3.55%, 5/1/2028	66,000	69,459

4.25%, 1/15/2033	167,000	186,989

4.20%, 8/15/2034	89,000	98,603

6.50%, 11/15/2035	35,000	47,397

3.90%, 3/1/2038	32,000	33,717

4.60%, 10/15/2038	145,000	165,879

4.00%, 11/1/2049	52,000	54,731

4.95%, 10/15/2058	180,000	219,380

Cox Communications, Inc.

3.35%, 9/15/2026 (b)	67,000	67,698

4.60%, 8/15/2047 (b)	39,000	39,471

Discovery Communications LLC

4.38%, 6/15/2021	78,000	80,716

3.95%, 3/20/2028	42,000	43,286

6.35%, 6/1/2040	90,000	105,596

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Media — continued

Fox Corp. 4.71%, 1/25/2029 (b)	65,000	72,514

Time Warner Cable LLC

6.55%, 5/1/2037	50,000	57,725

7.30%, 7/1/2038	50,000	60,635

5.50%, 9/1/2041	100,000	104,747

Time Warner Entertainment Co. LP 8.38%, 7/15/2033	90,000	121,216

		2,166,215

Metals & Mining — 0.2%

Anglo American Capital plc (South Africa) 4.00%, 9/11/2027 (b)	200,000	200,682

Nucor Corp.

4.00%, 8/1/2023	213,000	225,546

6.40%, 12/1/2037	30,000	39,394

Vale Canada Ltd. (Brazil) 7.20%, 9/15/2032	80,000	91,804

Vale Overseas Ltd. (Brazil)

6.25%, 8/10/2026	15,000	17,002

6.88%, 11/21/2036	68,000	81,685

		656,113

Multiline Retail — 0.0% (c)

Dollar General Corp. 4.13%, 5/1/2028	55,000	58,508

Multi-Utilities — 0.3%

CMS Energy Corp.

3.88%, 3/1/2024	110,000	115,168

2.95%, 2/15/2027	47,000	46,368

Consolidated Edison Co. of New York, Inc.

5.70%, 6/15/2040	38,000	47,748

4.50%, 5/15/2058	54,000	60,143

Consumers Energy Co. 3.25%, 8/15/2046	19,000	18,151

Delmarva Power & Light Co. 4.15%, 5/15/2045	50,000	53,648

Dominion Energy, Inc. Series B, 2.75%, 9/15/2022	60,000	60,480

New York State Electric & Gas Corp. 3.25%, 12/1/2026 (b)	50,000	51,095

NiSource, Inc. 6.25%, 12/15/2040	130,000	169,875

San Diego Gas & Electric Co. 5.35%, 5/15/2035	70,000	81,166

Sempra Energy 4.05%, 12/1/2023	62,000	65,255

Southern Co. Gas Capital Corp.

3.50%, 9/15/2021	37,000	37,831

2.45%, 10/1/2023	19,000	18,941

3.25%, 6/15/2026	17,000	17,135

5.88%, 3/15/2041	96,000	117,556

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Multi-Utilities — continued

4.40%, 6/1/2043	42,000	44,197

3.95%, 10/1/2046	21,000	20,614

WEC Energy Group, Inc. 3.55%, 6/15/2025	43,000	45,130

		1,070,501

Oil, Gas & Consumable Fuels — 1.9%

Andeavor Logistics LP 5.25%, 1/15/2025	45,000	47,608

Apache Corp. 5.35%, 7/1/2049	100,000	105,514

APT Pipelines Ltd. (Australia)

4.20%, 3/23/2025 (b)	120,000	125,813

4.25%, 7/15/2027 (b)	73,000	76,541

Boardwalk Pipelines LP 4.80%, 5/3/2029	70,000	73,022

BP Capital Markets America, Inc.

3.22%, 4/14/2024	221,000	228,743

3.02%, 1/16/2027	35,000	35,731

BP Capital Markets plc (United Kingdom)

3.81%, 2/10/2024	150,000	159,060

3.51%, 3/17/2025	15,000	15,771

3.28%, 9/19/2027	140,000	144,598

Buckeye Partners LP

4.88%, 2/1/2021	15,000	15,237

3.95%, 12/1/2026	23,000	20,364

5.85%, 11/15/2043	100,000	83,749

Canadian Natural Resources Ltd. (Canada)

3.90%, 2/1/2025	65,000	67,830

5.85%, 2/1/2035	50,000	58,027

Cenovus Energy, Inc. (Canada) 6.75%, 11/15/2039	158,000	186,850

Chevron Corp.

2.41%, 3/3/2022	150,000	151,461

2.36%, 12/5/2022	20,000	20,162

2.57%, 5/16/2023	200,000	203,027

Ecopetrol SA (Colombia)

5.88%, 9/18/2023	28,000	30,954

4.13%, 1/16/2025	33,000	34,155

5.38%, 6/26/2026	39,000	43,052

Enable Midstream Partners LP 4.95%, 5/15/2028	40,000	41,963

Enbridge, Inc. (Canada)

3.70%, 7/15/2027	27,000	27,874

4.50%, 6/10/2044	75,000	79,446

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (d)	60,000	60,718

Encana Corp. (Canada) 7.20%, 11/1/2031	80,000	101,999

Energy Transfer Operating LP

3.60%, 2/1/2023	150,000	153,253

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

4.05%, 3/15/2025	45,000	46,900

4.75%, 1/15/2026	32,000	34,274

6.05%, 6/1/2041	100,000	111,866

6.50%, 2/1/2042	17,000	20,078

Eni USA, Inc. (Italy) 7.30%, 11/15/2027	50,000	63,123

Enterprise Products Operating LLC

3.90%, 2/15/2024	25,000	26,493

3.75%, 2/15/2025	25,000	26,434

3.70%, 2/15/2026	38,000	40,208

Series D, 6.88%, 3/1/2033	86,000	115,148

7.55%, 4/15/2038	170,000	235,251

5.10%, 2/15/2045	16,000	18,299

4.95%, 10/15/2054	6,000	6,546

EQM Midstream Partners LP 5.50%, 7/15/2028	130,000	137,033

EQT Corp. 3.90%, 10/1/2027	60,000	56,717

Equinor ASA (Norway)

2.65%, 1/15/2024	143,000	144,910

3.25%, 11/10/2024	23,000	24,032

Kerr-McGee Corp. 7.88%, 9/15/2031	90,000	123,124

Kinder Morgan, Inc. 4.30%, 3/1/2028	140,000	149,897

Magellan Midstream Partners LP

3.20%, 3/15/2025	14,000	14,146

6.40%, 5/1/2037	70,000	87,430

4.20%, 12/1/2042	27,000	26,346

Marathon Petroleum Corp. 3.63%, 9/15/2024	29,000	30,065

MPLX LP

4.13%, 3/1/2027	52,000	54,411

4.80%, 2/15/2029	61,000	67,152

4.50%, 4/15/2038	140,000	141,221

Noble Energy, Inc. 6.00%, 3/1/2041	114,000	130,335

Occidental Petroleum Corp. 3.00%, 2/15/2027	55,000	54,345

ONEOK Partners LP

3.38%, 10/1/2022	8,000	8,126

5.00%, 9/15/2023	72,000	77,748

4.90%, 3/15/2025	100,000	108,653

6.65%, 10/1/2036	15,000	18,361

Petro-Canada (Canada) 6.80%, 5/15/2038	105,000	143,450

Petroleos Mexicanos (Mexico)

4.63%, 9/21/2023	100,000	98,251

4.88%, 1/18/2024	20,000	19,549

6.50%, 3/13/2027	270,000	267,219

5.35%, 2/12/2028	42,000	38,224

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued

6.63%, 6/15/2035	150,000	138,187

6.38%, 1/23/2045	42,000	35,930

6.75%, 9/21/2047	110,000	97,577

Phillips 66 3.90%, 3/15/2028	70,000	73,519

Phillips 66 Partners LP 4.90%, 10/1/2046	37,000	39,382

Plains All American Pipeline LP

3.60%, 11/1/2024	50,000	50,686

4.65%, 10/15/2025	30,000	31,935

4.30%, 1/31/2043	30,000	27,057

Spectra Energy Partners LP

3.50%, 3/15/2025	19,000	19,493

5.95%, 9/25/2043	25,000	31,057

4.50%, 3/15/2045	7,000	7,388

Suncor Energy, Inc. (Canada) 5.95%, 12/1/2034	60,000	77,172

Sunoco Logistics Partners Operations LP

5.95%, 12/1/2025	13,000	14,798

3.90%, 7/15/2026	24,000	24,495

6.10%, 2/15/2042	60,000	66,379

5.35%, 5/15/2045	53,000	55,063

TC PipeLines LP 3.90%, 5/25/2027	26,000	26,546

Texas Eastern Transmission LP 3.50%, 1/15/2028 (b)	15,000	15,236

Total Capital International SA (France)

2.75%, 6/19/2021	50,000	50,562

3.70%, 1/15/2024	25,000	26,515

3.46%, 2/19/2029	150,000	159,676

TransCanada PipeLines Ltd. (Canada)

6.20%, 10/15/2037	70,000	87,693

4.75%, 5/15/2038	80,000	87,625

Valero Energy Corp. 7.50%, 4/15/2032	20,000	27,222

Williams Cos., Inc. (The)

3.90%, 1/15/2025	25,000	26,205

4.85%, 3/1/2048	53,000	56,623

		6,511,908

Pharmaceuticals — 0.5%

Allergan Funding SCS

3.45%, 3/15/2022	52,000	53,077

3.85%, 6/15/2024	42,000	43,578

Allergan, Inc.

3.38%, 9/15/2020	43,000	43,428

2.80%, 3/15/2023	100,000	99,691

AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	50,000	68,249

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Pharmaceuticals — continued

Bristol-Myers Squibb Co.

3.20%, 6/15/2026 (b)	187,000	194,021

4.13%, 6/15/2039 (b)	114,000	123,486

Eli Lilly & Co. 4.15%, 3/15/2059	75,000	82,211

Johnson & Johnson

4.38%, 12/5/2033	19,000	22,305

3.40%, 1/15/2038	123,000	128,063

Merck & Co., Inc.

2.80%, 5/18/2023	63,000	64,601

3.90%, 3/7/2039	150,000	164,158

3.70%, 2/10/2045	10,000	10,565

Mylan NV 3.95%, 6/15/2026	35,000	33,775

Mylan, Inc.

3.13%, 1/15/2023 (b)	25,000	24,286

5.40%, 11/29/2043	21,000	19,538

Pfizer, Inc.

3.00%, 12/15/2026	150,000	154,679

3.90%, 3/15/2039	150,000	161,562

Shire Acquisitions Investments Ireland DAC

2.88%, 9/23/2023	83,000	83,777

3.20%, 9/23/2026	234,000	236,298

		1,811,348

Real Estate Management & Development — 0.1%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.13%, 3/20/2022 (b)	200,000	203,866

Road & Rail — 0.6%

Avolon Holdings Funding Ltd. (Ireland) 4.38%, 5/1/2026 (b)	150,000	154,380

Burlington Northern Santa Fe LLC

3.00%, 3/15/2023	50,000	51,247

5.75%, 5/1/2040	85,000	111,938

5.40%, 6/1/2041	126,000	159,212

4.38%, 9/1/2042	25,000	28,291

5.15%, 9/1/2043	77,000	95,586

4.70%, 9/1/2045	35,000	41,493

Canadian Pacific Railway Co. (Canada)

4.50%, 1/15/2022	35,000	36,742

6.13%, 9/15/2115	55,000	75,249

CSX Corp.

4.25%, 6/1/2021	33,000	34,091

4.25%, 3/15/2029	40,000	44,530

5.50%, 4/15/2041	50,000	60,386

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Road & Rail — continued

ERAC USA Finance LLC

4.50%, 8/16/2021 (b)	45,000	46,897

2.60%, 12/1/2021 (b)	50,000	50,106

7.00%, 10/15/2037 (b)	160,000	218,369

5.63%, 3/15/2042 (b)	12,000	14,488

JB Hunt Transport Services, Inc.

3.85%, 3/15/2024	70,000	73,173

3.88%, 3/1/2026	85,000	88,940

Norfolk Southern Corp.

3.95%, 10/1/2042	70,000	72,113

4.05%, 8/15/2052	40,000	41,886

Park Aerospace Holdings Ltd. (Ireland) 5.25%, 8/15/2022 (b)	100,000	105,561

Penske Truck Leasing Co. LP

3.95%, 3/10/2025 (b)	25,000	26,224

3.40%, 11/15/2026 (b)	25,000	24,966

4.20%, 4/1/2027 (b)	75,000	77,927

Ryder System, Inc. 2.25%, 9/1/2021	100,000	99,651

Union Pacific Corp. 4.10%, 9/15/2067	70,000	69,711

		1,903,157

Semiconductors & Semiconductor Equipment — 0.2%

Analog Devices, Inc. 4.50%, 12/5/2036	64,000	65,652

Broadcom Corp.

3.63%, 1/15/2024	120,000	121,218

3.88%, 1/15/2027	100,000	98,037

Broadcom, Inc. 4.75%, 4/15/2029 (b)	500,000	512,337

		797,244

Software — 0.5%

Microsoft Corp.

2.65%, 11/3/2022	160,000	163,491

2.38%, 5/1/2023	53,000	53,636

2.00%, 8/8/2023	125,000	124,870

2.88%, 2/6/2024	90,000	93,211

3.50%, 2/12/2035	68,000	72,376

3.45%, 8/8/2036	125,000	132,151

4.00%, 2/12/2055	19,000	21,329

3.95%, 8/8/2056	48,000	53,083

4.50%, 2/6/2057	119,000	145,492

Oracle Corp.

2.50%, 5/15/2022	52,000	52,540

2.40%, 9/15/2023	101,000	101,098

4.30%, 7/8/2034	200,000	227,672

3.90%, 5/15/2035	200,000	216,346

VMware, Inc. 2.95%, 8/21/2022	101,000	101,776

		1,559,071

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Specialty Retail — 0.2%

Home Depot, Inc. (The)

2.13%, 9/15/2026	58,000	56,737

3.90%, 12/6/2028	110,000	121,266

4.20%, 4/1/2043	34,000	37,751

Lowe’s Cos., Inc.

3.65%, 4/5/2029	141,000	147,298

4.55%, 4/5/2049	98,000	105,606

O’Reilly Automotive, Inc.

3.55%, 3/15/2026	80,000	82,456

3.60%, 9/1/2027	49,000	50,360

		601,474

Technology Hardware, Storage & Peripherals — 0.3%

Apple, Inc.

3.00%, 2/9/2024	197,000	203,570

2.85%, 5/11/2024	62,000	63,835

2.75%, 1/13/2025	150,000	153,266

3.20%, 5/13/2025	32,000	33,431

2.45%, 8/4/2026	74,000	73,842

3.20%, 5/11/2027	57,000	59,404

3.00%, 6/20/2027	56,000	57,364

4.50%, 2/23/2036	43,000	50,496

3.45%, 2/9/2045	31,000	30,885

3.85%, 8/4/2046	117,000	124,546

3.75%, 9/12/2047	140,000	146,507

Dell International LLC 6.02%, 6/15/2026 (b)	135,000	148,876

		1,146,022

Thrifts & Mortgage Finance — 0.1%

BPCE SA (France) 4.63%, 7/11/2024 (b)	200,000	211,158

Tobacco — 0.0% (c)

BAT Capital Corp. (United Kingdom) 4.39%, 8/15/2037	75,000	71,290

Trading Companies & Distributors — 0.2%

Air Lease Corp.

3.25%, 3/1/2025	48,000	48,271

3.63%, 4/1/2027	85,000	85,400

Aircastle Ltd. 4.40%, 9/25/2023	95,000	98,624

Aviation Capital Group LLC 2.88%, 1/20/2022 (b)	100,000	100,681

BOC Aviation Ltd. (Singapore) 2.38%, 9/15/2021 (b)	200,000	198,062

International Lease Finance Corp.

8.63%, 1/15/2022	70,000	79,884

5.88%, 8/15/2022	150,000	163,344

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Trading Companies & Distributors — continued

WW Grainger, Inc. 4.60%, 6/15/2045	77,000	85,668

		859,934

Water Utilities — 0.0% (c)

American Water Capital Corp.

3.40%, 3/1/2025	34,000	35,341

4.00%, 12/1/2046	52,000	53,002

		88,343

Wireless Telecommunication Services — 0.3%

America Movil SAB de CV (Mexico)

3.63%, 4/22/2029	200,000	207,748

4.38%, 4/22/2049	200,000	215,832

Crown Castle Towers LLC

3.22%, 5/15/2022 (b)	42,000	42,456

3.66%, 5/15/2025 (b)	60,000	62,265

Rogers Communications, Inc. (Canada) 4.35%, 5/1/2049	100,000	108,015

Vodafone Group plc (United Kingdom)

4.13%, 5/30/2025	64,000	68,168

5.00%, 5/30/2038	189,000	205,414

5.25%, 5/30/2048	64,000	70,757

4.88%, 6/19/2049	205,000	214,961

		1,195,616

Total Corporate Bonds (Cost $77,069,888)		80,845,594

Mortgage-Backed Securities — 16.0%

FHLMC

Pool # 611141, ARM, 4.63%, 1/1/2027 (h)	18,791	19,536

Pool # 846812, ARM, 4.77%, 4/1/2030 (h)	4,401	4,619

Pool # 1B1665, ARM, 4.69%, 4/1/2034 (h)	21,312	22,388

Pool # 1B2844, ARM, 4.66%, 3/1/2035 (h)	31,042	32,308

Pool # 1B3209, ARM, 4.69%, 1/1/2037 (h)	16,217	17,058

FHLMC Gold Pools, 30 Year

Pool # D70244, 6.00%, 4/1/2026	48,612	53,241

Pool # G00981, 8.50%, 7/1/2028	1,627	1,847

Pool # C22459, 6.50%, 2/1/2029	3,727	4,136

Pool # C00785, 6.50%, 6/1/2029	10,292	11,498

Pool # C01292, 6.00%, 2/1/2032	6,258	7,100

Pool # C66034, 6.50%, 4/1/2032	32,354	35,906

Pool # A13625, 5.50%, 10/1/2033	38,332	42,790

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued

Pool # A28796, 6.50%, 11/1/2034	12,985	14,896

Pool # A46417, 7.00%, 4/1/2035	39,163	46,439

Pool # Q48338, 4.50%, 5/1/2047	226,425	239,768

FHLMC Gold Pools, Other

Pool # P20570, 7.00%, 7/1/2029	34,407	37,715

Pool # U80265, 3.50%, 4/1/2033	506,447	522,026

Pool # U90690, 3.50%, 6/1/2042	480,036	497,468

Pool # U90975, 4.00%, 6/1/2042	239,251	252,373

Pool # U99134, 4.00%, 1/1/2046	270,169	285,056

FNMA

Pool # 303532, ARM, 4.03%, 3/1/2029 (h)	767	775

Pool # 745446, ARM, 4.88%, 4/1/2033 (h)	26,185	27,618

Pool # 722985, ARM, 4.49%, 7/1/2033 (h)	15,829	16,592

Pool # 766610, ARM, 4.61%, 1/1/2034 (h)	37,849	39,598

Pool # 735332, ARM, 4.62%, 8/1/2034 (h)	43,359	45,621

Pool # 735740, ARM, 4.41%, 10/1/2034 (h)	26,272	27,630

Pool # 810896, ARM, 4.16%, 1/1/2035 (h)	95,860	99,082

Pool # 823660, ARM, 4.52%, 5/1/2035 (h)	28,899	30,241

FNMA, 30 Year

Pool # 506427, 9.00%, 4/1/2025	13,794	14,888

Pool # 449336, 8.50%, 10/1/2026	6,408	6,442

Pool # 535442, 8.50%, 6/1/2030	2,489	2,722

FNMA, Other

Pool # AM3498, 2.01%, 6/1/2020	1,000,000	996,528

Pool # AM0806, 2.45%, 11/1/2022	500,000	501,731

Pool # AM1619, 2.34%, 12/1/2022	265,926	267,561

Pool # AM2747, 2.50%, 4/1/2023	500,000	506,025

Pool # AM3244, 2.52%, 5/1/2023	1,000,000	1,013,076

Pool # AM3851, 3.02%, 7/1/2023	1,000,000	1,033,055

Pool # AM4070, 3.98%, 8/1/2025	1,978,549	2,166,176

Pool # AN0029, 3.10%, 9/1/2025	989,003	1,035,934

Pool # AM4660, 3.77%, 12/1/2025	297,683	321,201

Pool # AN0890, 2.63%, 3/1/2026	489,112	498,877

Pool # AM6381, 3.29%, 8/1/2026	1,000,000	1,060,269

Pool # AM6392, 3.29%, 8/1/2026	925,000	980,250

Pool # BL0044, 3.71%, 8/1/2026	800,000	866,047

Pool # AM7321, 3.12%, 11/1/2026	974,103	1,021,770

Pool # AM7515, 3.34%, 2/1/2027	1,000,000	1,062,893

Pool # AN1600, 2.59%, 6/1/2028	884,455	892,767

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # AN9686, 3.52%, 6/1/2028	500,000	538,446

Pool # AN9656, 3.57%, 7/1/2028	594,214	639,675

Pool # AN2466, 2.57%, 8/1/2028	500,000	503,652

Pool # 109452, 3.64%, 8/1/2028	989,558	1,071,785

Pool # 405220, 6.00%, 9/1/2028	16,142	17,668

Pool # BL1040, 3.81%, 12/1/2028	300,000	330,223

Pool # AN4559, 3.28%, 2/1/2029	1,500,000	1,582,113

Pool # AN4975, 3.21%, 3/1/2029	2,500,000	2,652,242

Pool # AN5672, 3.20%, 6/1/2029	1,500,000	1,582,229

Pool # AN6099, 3.04%, 7/1/2029	900,000	939,056

Pool # AN5998, 3.06%, 7/1/2029	2,904,790	3,033,385

Pool # AN5971, 2.99%, 8/1/2029	1,400,000	1,454,765

Pool # AN6846, 2.93%, 10/1/2029	1,100,000	1,137,180

Pool # AM6811, 3.69%, 10/1/2029	645,988	701,411

Pool # AN9976, 3.96%, 2/1/2030	1,200,000	1,329,446

Pool # AM8692, 3.03%, 4/1/2030	650,000	670,595

Pool # AM8544, 3.08%, 4/1/2030	489,994	507,749

Pool # 754922, 5.50%, 9/1/2033	30,748	33,190

Pool # 847108, 6.50%, 10/1/2035	76,732	83,895

Pool # AL9678, 4.00%, 2/1/2036	1,467,136	1,530,388

Pool # AN1330, 3.19%, 3/1/2036	1,114,124	1,170,046

Pool # 257172, 5.50%, 4/1/2038	4,715	5,003

Pool # AO9352, 4.00%, 7/1/2042	255,252	269,072

Pool # MA1125, 4.00%, 7/1/2042	430,083	453,446

Pool # MA1178, 4.00%, 9/1/2042	205,051	216,160

Pool # MA1437, 3.50%, 5/1/2043	563,337	583,425

Pool # AL6167, 3.50%, 1/1/2044	608,085	629,767

Pool # MA2545, 3.50%, 2/1/2046	1,091,692	1,125,418

Pool # MA2793, 3.50%, 10/1/2046	306,221	315,688

GNMA I, 30 Year

Pool # 326977, 7.50%, 5/15/2023	2,207	2,311

Pool # 359588, 7.50%, 6/15/2023	452	453

Pool # 782507, 9.50%, 10/15/2024	4,225	4,359

Pool # 780029, 9.00%, 11/15/2024	316	325

Pool # 405535, 7.00%, 12/15/2025	1,174	1,252

Pool # 412336, 8.00%, 10/15/2027	2,428	2,693

Pool # 451507, 8.00%, 10/15/2027	2,316	2,352

Pool # 412369, 7.00%, 11/15/2027	1,690	1,837

Pool # 467705, 6.50%, 3/15/2028	1,675	1,840

Pool # 472679, 7.00%, 6/15/2028	4,469	4,882

Pool # 486537, 7.50%, 9/15/2028	3,119	3,404

Pool # 781614, 7.00%, 6/15/2033	5,751	6,853

Pool # 617653, 6.00%, 5/15/2037	30,324	33,167

Pool # 678574, 5.50%, 6/15/2038	727,339	811,676

Pool # 681554, 5.50%, 7/15/2038	686,467	759,225

Pool # 678169, 5.50%, 9/15/2038	381,509	420,076

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued

Pool # 681568, 5.50%, 9/15/2038	741,098	819,492

Pool # 694458, 6.00%, 10/15/2038	8,959	10,227

Pool # 782510, 6.50%, 12/15/2038	25,662	29,903

GNMA II

Pool # 81008, ARM, 4.25%, 7/20/2034 (h)	55,366	55,866

Pool # 81074, ARM, 4.25%, 9/20/2034 (h)	76,054	76,496

GNMA II, 30 Year

Pool # 2006, 8.50%, 5/20/2025	918	991

Pool # 2324, 8.00%, 11/20/2026	21,845	24,821

Pool # 2341, 7.50%, 12/20/2026	1,098	1,233

Pool # 2362, 8.00%, 1/20/2027	2,618	2,892

GNMA II, Other Pool # AD0018, 3.75%, 12/20/2032	126,182	129,929

UMBS, 15 Year

Pool # 788380, 6.00%, 7/1/2019	64	64

Pool # 735911, 6.50%, 8/1/2020	797	798

Pool # 840495, 5.50%, 4/1/2022	5,819	5,830

Pool # 899316, 5.50%, 4/1/2022	362	370

Pool # 928637, 6.00%, 9/1/2022	2,715	2,795

Pool # 949415, 4.50%, 3/1/2023	4,998	5,102

Pool # 962871, 4.50%, 5/1/2023	9,519	9,818

UMBS, 20 Year

Pool # 254305, 6.50%, 5/1/2022	4,320	4,791

Pool # 555791, 6.50%, 12/1/2022	4,038	4,478

Pool # 762498, 5.00%, 11/1/2023	80,458	85,020

Pool # 255609, 4.50%, 1/1/2025	10,160	10,612

UMBS, 30 Year

Pool # 250375, 6.50%, 9/1/2025	1,439	1,596

Pool # 338417, 6.50%, 5/1/2026	675	749

Pool # 689977, 8.00%, 3/1/2027	11,677	12,760

Pool # 755973, 8.00%, 11/1/2028	29,356	33,755

Pool # 252211, 6.00%, 1/1/2029	1,840	2,048

Pool # 524949, 7.50%, 3/1/2030	7,610	7,793

Pool # 622534, 3.00%, 9/1/2031	118,665	119,699

Pool # 788150, 6.00%, 3/1/2032	20,604	22,646

Pool # 545639, 6.50%, 4/1/2032	42,521	49,250

Pool # 674349, 6.00%, 3/1/2033	7,131	7,885

Pool # AD0755, 7.00%, 6/1/2035	546,410	648,384

Pool # 833039, 5.00%, 9/1/2035	30,110	32,884

Pool # 745932, 6.50%, 11/1/2036	55,596	65,276

Pool # 944831, 5.50%, 2/1/2038	5,333	5,766

Pool # 961799, 5.50%, 3/1/2038	3,184	3,453

Pool # 976582, 4.50%, 4/1/2038	2,388	2,494

Pool # 985558, 5.50%, 6/1/2038	1,534	1,672

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # AL3438, 6.50%, 10/1/2038	618,473	697,460

Pool # AA4236, 4.50%, 4/1/2039	206,813	221,567

Pool # 935241, 4.50%, 5/1/2039	6,726	7,214

Pool # MA2535, 4.50%, 2/1/2046	594,212	631,191

Pool # BH4683, 4.00%, 6/1/2047	450,114	476,192

Pool # BH4684, 4.00%, 6/1/2047	466,065	490,775

Pool # BH4685, 4.00%, 6/1/2047	458,843	478,467

Pool # BK9030, 5.00%, 10/1/2048	1,430,605	1,519,437

Pool # BN5899, 5.00%, 2/1/2049	308,656	327,258

Pool # BK8745, 4.50%, 4/1/2049	1,197,124	1,271,196

Pool # BN4707, 5.00%, 4/1/2049	1,396,268	1,511,706

Pool # CA3713, 5.00%, 6/1/2049	1,198,796	1,273,237

Total Mortgage-Backed Securities (Cost $53,790,298)		55,052,698

Asset-Backed Securities — 10.8%

Air Canada Pass-Through Trust (Canada)

Series 2013-1, Class A, 4.13%, 5/15/2025 (b)	111,390	117,104

Series 2015-1, Class A, 3.60%, 3/15/2027 (b)	83,962	86,473

Series 2017-1, Class AA, 3.30%, 1/15/2030 (b)	253,344	255,137

Series 2017-1, Class A, 3.55%, 1/15/2030 (b)	180,264	180,946

American Airlines Pass-Through Trust

Series 2011-1, Class A, 5.25%, 1/31/2021	12,683	13,068

Series 2013-1, Class A, 4.00%, 7/15/2025	60,163	62,665

Series 2017-2, Class B, 3.70%, 10/15/2025	101,575	101,142

Series 2014-1, Class A, 3.70%, 10/1/2026	37,596	38,829

Series 2016-2, Class A, 3.65%, 6/15/2028	14,032	14,310

Series 2016-3, Class AA, 3.00%, 10/15/2028	212,584	211,986

Series 2017-1, Class AA, 3.65%, 2/15/2029	144,900	150,093

American Credit Acceptance Receivables Trust Series 2016-4, Class C, 2.91%, 2/13/2023 (b)	41,852	41,868

American Homes 4 Rent

Series 2015-SFR1, Class D, 4.41%, 4/17/2052 ‡ (b)	380,000	398,080

Series 2015-SFR1, Class E, 5.64%, 4/17/2052 ‡ (b)	100,000	109,645

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

American Homes 4 Rent Trust

Series 2014-SFR2, Class A, 3.79%, 10/17/2036 (b)	414,479	433,821

Series 2014-SFR2, Class C, 4.71%, 10/17/2036 ‡ (b)	200,000	214,939

Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (b)	229,955	239,496

Series 2014-SFR3, Class E, 6.42%, 12/17/2036 ‡ (b)	200,000	226,529

Series 2015-SFR2, Class C, 4.69%, 10/17/2052 ‡ (b)	200,000	216,384

AmeriCredit Automobile Receivables Trust

Series 2016-3, Class A3, 1.46%, 5/10/2021	2,880	2,879

Series 2016-4, Class B, 1.83%, 12/8/2021	600,000	598,072

AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (b)	38,193	38,159

B2R Mortgage Trust

Series 2015-1, Class A1, 2.52%, 5/15/2048 ‡ (b)	10,130	10,088

Series 2015-2, Class A, 3.34%, 11/15/2048 (b)	112,185	112,286

BCC Funding XIII LLC Series 2016-1, Class A2, 2.20%, 12/20/2021 (b)	7,359	7,356

British Airways Pass-Through Trust (United Kingdom)

Series 2018-1, Class AA, 3.80%, 9/20/2031 (b)	83,642	87,698

Series 2018-1, Class A, 4.13%, 9/20/2031 (b)	111,870	116,681

Business Jet Securities LLC

Series 2018-1, Class A, 4.34%, 2/15/2033 (b)	268,146	270,979

Series 2018-2, Class A, 4.45%, 6/15/2033 (b)	344,042	349,014

Series 2019-1, Class A, 4.21%, 7/15/2034 (b)	750,000	753,750

Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 7/17/2023	77,000	76,980

Camillo Issuer LLC Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	367,399	366,595

Capital Auto Receivables Asset Trust

Series 2016-2, Class A4, 1.63%, 1/20/2021	26,605	26,566

Series 2018-1, Class A3, 2.79%, 1/20/2022 (b)	625,000	626,457

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Carnow Auto Receivables Trust Series 2017-1A, Class A, 2.92%, 9/15/2022 (b)	33,410	33,393

Carvana Auto Receivables Trust Series 2019-2A, Class C, 3.00%, 6/17/2024 (b)	675,000	676,621

Chrysler Capital Auto Receivables Trust Series 2016-BA, Class A3, 1.64%, 7/15/2021 (b)	62,605	62,514

Continental Airlines Pass-Through Trust Series 2012-1, Class A, 4.15%, 4/11/2024	140,938	147,576

CPS Auto Receivables Trust Series 2015-C, Class D, 4.63%, 8/16/2021 (b)	172,000	173,971

CPS Auto Trust Series 2018-C, Class C, 3.68%, 6/17/2024 (b)	1,901,000	1,935,957

Credit Acceptance Auto Loan Trust

Series 2017-1A, Class A, 2.56%, 10/15/2025 (b)	141,014	141,014

Series 2018-1A, Class A, 3.01%, 2/16/2027 (b)	250,000	251,379

CWABS Revolving Home Equity Loan Trust Series 2004-K, Class 2A, 2.69%, 2/15/2034 ‡ (h)	2,249	2,232

CWABS, Inc. Asset-Backed Certificates

Series 2004-1, Class M1, 3.15%, 3/25/2034 ‡ (h)	28,510	28,664

Series 2004-1, Class M2, 3.23%, 3/25/2034 ‡ (h)	6,721	6,707

Series 2004-1, Class 3A, 2.96%, 4/25/2034 ‡ (h)	1,056	1,020

Delta Air Lines Pass-Through Trust Series 2015-1, Class AA, 3.63%, 7/30/2027	339,480	357,242

Drive Auto Receivables Trust

Series 2017-AA, Class C, 2.98%, 1/18/2022 (b)	41,938	41,976

Series 2017-1, Class C, 2.84%, 4/15/2022	117,667	117,764

Series 2015-DA, Class D, 4.59%, 1/17/2023 (b)	113,419	114,181

Series 2017-1, Class D, 3.84%, 3/15/2023	262,000	265,150

Series 2017-2, Class C, 2.75%, 9/15/2023	206,193	206,319

Series 2017-3, Class D, 3.53%, 12/15/2023 (b)	570,000	576,067

Series 2016-CA, Class D, 4.18%, 3/15/2024 (b)	220,000	223,450

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

Series 2017-AA, Class D, 4.16%, 5/15/2024 (b)	127,000	129,175

Series 2019-1, Class D, 4.09%, 6/15/2026	170,000	175,898

DT Auto Owner Trust

Series 2016-4A, Class D, 3.77%, 10/17/2022 (b)	113,300	113,991

Series 2017-1A, Class D, 3.55%, 11/15/2022 (b)	115,000	115,689

Series 2017-2A, Class C, 3.03%, 1/17/2023 (b)	96,262	96,306

Series 2017-3A, Class D, 3.58%, 5/15/2023 (b)	105,000	105,949

Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 2/22/2022 (b)	64,574	64,594

Exeter Automobile Receivables Trust

Series 2016-3A, Class B, 2.84%, 8/16/2021 (b)	37,240	37,252

Series 2016-1A, Class C, 5.52%, 10/15/2021 (b)	105,957	106,786

Series 2017-3A, Class A, 2.05%, 12/15/2021 (b)	19,427	19,410

Series 2018-4A, Class B, 3.64%, 11/15/2022 (b)	196,000	198,292

Series 2017-1A, Class C, 3.95%, 12/15/2022 (b)	60,000	60,847

Series 2018-1A, Class C, 3.03%, 1/17/2023 (b)	155,000	156,121

Flagship Credit Auto Trust

Series 2015-3, Class B, 3.68%, 3/15/2022 (b)	72,048	72,220

Series 2015-3, Class C, 4.65%, 3/15/2022 (b)	76,000	77,369

Series 2016-1, Class C, 6.22%, 6/15/2022 (b)	250,000	258,721

Series 2016-4, Class C, 2.71%, 11/15/2022 (b)	249,000	249,542

Ford Credit Auto Lease Trust Series 2017-B, Class A3, 2.03%, 12/15/2020	143,435	143,269

FORT CRE LLC Series 2018-1A, Class C, 5.23%, 11/21/2035 ‡ (b) (h)	760,000	767,345

FREED ABS Trust Series 2018-2, Class A, 3.99%, 10/20/2025 (b)	360,180	363,714

GM Financial Automobile Leasing Trust

Series 2018-1, Class A3, 2.61%, 1/20/2021	320,000	320,332

Series 2018-2, Class A3, 3.06%, 6/21/2021	404,000	406,257

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 3/17/2031 (b)	21,640	21,646

Goodgreen Trust

Series 2017-1A, Class A, 3.74%, 10/15/2052 (b)	72,630	75,098

Series 2017-2A, Class A, 3.26%, 10/15/2053 (b)	291,637	296,268

HERO (Cayman Islands) Series 2018-1ASI, Class A, 4.00%, 9/20/2047 (b)	232,771	232,480

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (b)	266,866	278,300

HERO Funding Trust (Cayman Islands)

Series 2016-3A, Class A1, 3.08%, 9/20/2042 (b)	69,799	70,944

Series 2017-1A, Class A2, 4.46%, 9/20/2047 (b)	185,440	195,618

Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (b)	125,938	126,597

Hyundai Auto Receivables Trust Series 2016-A, Class D, 3.23%, 12/15/2022	1,220,000	1,231,169

Kabbage Funding LLC Series 2019-1, Class A, 3.83%, 3/15/2024 (b)	660,000	669,226

Lendmark Funding Trust Series 2017-1A, Class A, 2.83%, 12/22/2025 (b)	157,239	156,806

Long Beach Mortgage Loan Trust

Series 2003-4, Class M1, 3.42%, 8/25/2033 ‡ (h)	27,691	27,591

Series 2004-1, Class M1, 3.15%, 2/25/2034 ‡ (h)	62,452	62,260

Series 2004-1, Class M2, 3.23%, 2/25/2034 ‡ (h)	6,937	6,955

Mariner Finance Issuance Trust

Series 2017-AA, Class A, 3.62%, 2/20/2029 (b)	103,727	104,026

Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	625,000	624,882

Marlette Funding Trust Series 2018-1A, Class A, 2.61%, 3/15/2028 (b)	66,688	66,660

MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (b)	255,000	258,294

New Century Home Equity Loan Trust Series 2005-1, Class M1, 3.08%, 3/25/2035 ‡ (h)	106,244	106,471

Ocwen Master Advance Receivables Trust Series 2018-T2, Class AT2, 3.60%, 8/15/2050 (b)	485,000	490,009

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 4/18/2022 (b)	129,000	129,864

OneMain Direct Auto Receivables Trust Series 2018-1A, Class B, 3.71%, 4/14/2025 (b)	270,000	276,024

OneMain Financial Issuance Trust

Series 2015-1A, Class B, 3.85%, 3/18/2026 (b)	59,269	59,364

Series 2016-1A, Class A, 3.66%, 2/20/2029 (b)	115,505	115,995

Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 6/8/2023 (b)	250,000	249,897

Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 3/8/2024 (b)	253,000	255,547

Oportun Funding X LLC Series 2018-C, Class A, 4.10%, 10/8/2024 (b)	801,000	821,363

Pretium Mortgage Credit Partners I LLC Series 2018-NPL4, Class A1, 4.83%, 9/25/2058 (b) (e)	322,234	326,069

Progress Residential Trust

Series 2015-SFR2, Class A, 2.74%, 6/12/2032 (b)	223,759	223,558

Series 2015-SFR2, Class B, 3.14%, 6/12/2032 ‡ (b)	150,000	149,823

Series 2015-SFR3, Class A, 3.07%, 11/12/2032 ‡ (b)	433,083	433,281

Series 2015-SFR3, Class D, 4.67%, 11/12/2032 ‡ (b)	100,000	100,559

Prosper Marketplace Issuance Trust Series 2019-3A, Class A, 3.19%, 7/15/2025 (b)	200,000	200,651

Purchasing Power Funding LLC Series 2018-A, Class A, 3.34%, 8/15/2022 (b)	730,000	731,846

Renew (Cayman Islands) Series 2017-1A, Class A, 3.67%, 9/20/2052 (b)	75,244	78,501

Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 ‡ (b)	267,829	269,189

Santander Drive Auto Receivables Trust

Series 2018-3, Class A3, 3.03%, 2/15/2022	321,000	321,368

Series 2018-1, Class D, 3.32%, 3/15/2024	346,000	350,972

Series 2019-2, Class C, 2.90%, 10/15/2024	190,000	191,816

Santander Retail Auto Lease Trust Series 2018-A, Class A3, 2.93%, 5/20/2021 (b)	300,000	301,766

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025 (b)	26,382	26,480

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	58,119	59,459

Spirit Master Funding LLC Series 2017-1A, Class A, 4.36%, 12/20/2047 (b)	277,621	288,024

Spruce ABS Trust Series 2016-E1, Class A, 4.32%, 6/15/2028 (b)	41,711	42,565

Synchrony Card Funding LLC

Series 2019-A1, Class A, 2.95%, 3/15/2025	809,000	826,344

Series 2019-A2, Class A, 2.34%, 6/16/2025	850,000	849,938

Synchrony Card Issuance Trust Series 2018-A1, Class A, 3.38%, 9/15/2024	370,000	379,613

TCF Auto Receivables Owner Trust Series 2016-PT1A, Class A, 1.93%, 6/15/2022 (b)	116,415	116,097

Tricolor Auto Securitization Trust Series 2018-1A, Class A, 5.05%, 12/15/2020 (b)	373,772	374,588

Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 ‡ (b)	128,714	128,556

United Airlines Pass-Through Trust

Series 2013-1, Class A, 4.30%, 8/15/2025	155,514	165,262

Series 2016-1, Class B, 3.65%, 1/7/2026	57,521	57,536

Series 2018-1, Class B, 4.60%, 3/1/2026	38,660	40,097

Series 2014-1, Class A, 4.00%, 4/11/2026	58,369	61,287

Series 2016-2, Class AA, 2.88%, 10/7/2028	92,071	91,168

Series 2019-1, Class AA, 4.15%, 8/25/2031	280,000	300,271

Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (b)	132,848	133,482

US Auto Funding LLC

Series 2019-1A, Class B, 3.99%, 12/15/2022 (b)	550,000	558,681

Series 2018-1A, Class A, 5.50%, 7/15/2023 (b)	346,312	354,227

Verizon Owner Trust

Series 2017-2A, Class A, 1.92%, 12/20/2021 (b)	393,000	392,218

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

Series 2017-3A, Class A1A, 2.06%, 4/20/2022 (b)	388,000	387,579

Series 2018-A, Class A1A, 3.23%, 4/20/2023	400,000	407,655

Veros Automobile Receivables Trust Series 2017-1, Class A, 2.84%, 4/17/2023 (b)	21,980	21,967

VM DEBT LLC Series 2017-1, Class A, 6.50%, 10/2/2024 ‡ (b)	336,532	336,532

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (b) (e)	352,911	354,014

VOLT LXIX LLC Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048 ‡ (b) (e)	207,365	209,336

VOLT LXVIII LLC Series 2018-NPL4, Class A1A, 4.34%, 7/27/2048 ‡ (b) (e)	253,233	255,262

VOLT LXX LLC Series 2018-NPL6, Class A1A, 4.11%, 9/25/2048 ‡ (b) (e)	215,518	217,563

VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21%, 10/26/2048 ‡ (b) (e)	660,119	664,216

VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 ‡ (b) (e)	473,896	480,286

Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (b)	125,584	125,691

Westlake Automobile Receivables Trust

Series 2016-3A, Class C, 2.46%, 1/18/2022 (b)	261,488	261,447

Series 2017-1A, Class C, 2.70%, 10/17/2022 (b)	61,234	61,254

Series 2018-1A, Class C, 2.92%, 5/15/2023 (b)	830,000	832,464

World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	375,000	384,378

Total Asset-Backed Securities (Cost $36,467,023)		36,892,641

Collateralized Mortgage Obligations — 9.9%

Acre 7.08%, 12/15/2020	500,000	500,000

Alternative Loan Trust

Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	888,148	948,001

Series 2005-J1, Class 1A4, IF, IO, 2.70%, 2/25/2035 ‡ (h)	42,887	541

Series 2005-22T1, Class A2, IF, IO, 2.67%, 6/25/2035 ‡ (h)	445,401	55,444

Series 2005-20CB, Class 3A8, IF, IO, 2.35%, 7/25/2035 ‡ (h)	255,590	27,158

Series 2005-28CB, Class 1A4, 5.50%, 8/25/2035	354,443	352,799

Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	149,661	142,601

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

ARIVO 9/15/2019 ‡	361,448	361,448

Banc of America Alternative Loan Trust Series 2004-6, Class 15PO, PO, 7/25/2019 ‡	1,574	1,334

Banc of America Funding Trust

Series 2004-1, PO, 3/25/2034 ‡	17,891	15,690

Series 2005-E, Class 4A1, 4.70%, 3/20/2035 (h)	21,373	21,598

Series 2005-6, Class 2A7, 5.50%, 10/25/2035	92,416	89,887

Series 2005-7, Class 30PO, PO, 11/25/2035 ‡	16,703	14,336

Bear Stearns ARM Trust

Series 2003-7, Class 3A, 4.51%, 10/25/2033 (h)	21,120	21,471

Series 2006-1, Class A1, 4.91%, 2/25/2036 (h)	87,708	89,795

CHL Mortgage Pass-Through Trust

Series 2004-HYB1, Class 2A, 4.19%, 5/20/2034 (h)	12,480	12,637

Series 2004-HYB3, Class 2A, 3.94%, 6/20/2034 (h)	25,266	26,070

Series 2004-7, Class 2A1, 4.63%, 6/25/2034 (h)	24,634	25,654

Series 2005-16, Class A23, 5.50%, 9/25/2035	58,834	54,629

Series 2005-22, Class 2A1, 4.01%, 11/25/2035 (h)	116,288	104,682

Citigroup Global Markets Mortgage Securities VII, Inc.

Series 2003-UP2, Class PO1, PO, 6/25/2033 ‡	52	45

Series 2003-HYB1, Class A, 4.74%, 9/25/2033 (h)	10,408	10,616

Citigroup Mortgage Loan Trust, Inc.

Series 2003-UP3, Class A3, 7.00%, 9/25/2033	1,419	1,449

Series 2005-1, Class 2A1A, 3.40%, 2/25/2035 (h)	51,849	45,166

csma sfr 4/25/2023 ‡	901,523	901,097

CVS Pass-Through Trust 8.35%, 7/10/2031 (b)	74,689	93,843

DT Asset Trust 5.84%, 12/16/2022	500,000	500,000

FHLMC — GNMA Series 8, Class ZA, 7.00%, 3/25/2023	28,726	30,080

FHLMC, REMIC

Series 99, Class Z, 9.50%, 1/15/2021	7	7

Series 1065, Class J, 9.00%, 4/15/2021	102	106

Series 1113, Class J, 8.50%, 6/15/2021	17	17

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 1250, Class J, 7.00%, 5/15/2022	673	702

Series 1316, Class Z, 8.00%, 6/15/2022	1,936	2,050

Series 1324, Class Z, 7.00%, 7/15/2022	3,256	3,391

Series 1343, Class LB, 7.50%, 8/15/2022	2,966	3,149

Series 1343, Class LA, 8.00%, 8/15/2022	14,410	15,323

Series 1395, Class G, 6.00%, 10/15/2022	1,782	1,852

Series 1394, Class ID, IF, 9.57%, 10/15/2022 (h)	1,974	2,172

Series 2535, Class BK, 5.50%, 12/15/2022	15,240	15,630

Series 1798, Class F, 5.00%, 5/15/2023	6,772	6,990

Series 1518, Class G, IF, 6.61%, 5/15/2023 (h)	2,605	2,788

Series 1505, Class Q, 7.00%, 5/15/2023	1,364	1,453

Series 1541, Class O, 1.83%, 7/15/2023 (h)	2,860	2,818

Series 2638, Class DS, IF, 6.21%, 7/15/2023 (h)	17,013	17,720

Series 1577, Class PV, 6.50%, 9/15/2023	74,351	79,115

Series 1584, Class L, 6.50%, 9/15/2023	44,696	47,530

Series 1633, Class Z, 6.50%, 12/15/2023	48,866	51,485

Series 1638, Class H, 6.50%, 12/15/2023	59,551	63,435

Series 2283, Class K, 6.50%, 12/15/2023	6,992	7,419

Series 1700, Class GA, PO, 2/15/2024	1,152	1,123

Series 1865, Class D, PO, 2/15/2024	4,026	3,827

Series 1671, Class QC, IF, 10.00%, 2/15/2024 (h)	2,387	2,848

Series 1694, Class PK, 6.50%, 3/15/2024	5,342	5,675

Series 2033, Class SN, HB, IF, 26.51%, 3/15/2024 (h)	1,612	341

Series 2306, Class K, PO, 5/15/2024	2,094	2,009

Series 2306, Class SE, IF, IO, 8.23%, 5/15/2024 (h)	5,025	741

Series 1863, Class Z, 6.50%, 7/15/2026	14,218	15,125

Series 1981, Class Z, 6.00%, 5/15/2027	6,676	7,174

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 1987, Class PE, 7.50%, 9/15/2027	8,174	9,379

Series 1999, Class PU, 7.00%, 10/15/2027	28,103	30,745

Series 2031, Class PG, 7.00%, 2/15/2028	55,825	63,092

Series 2035, Class PC, 6.95%, 3/15/2028	56,469	62,658

Series 2038, Class PN, IO, 7.00%, 3/15/2028	3,718	629

Series 2057, Class PE, 6.75%, 5/15/2028	74,273	83,327

Series 2054, Class PV, 7.50%, 5/15/2028	10,751	12,228

Series 2064, Class TE, 7.00%, 6/15/2028	12,966	14,583

Series 2075, Class PH, 6.50%, 8/15/2028	11,990	13,343

Series 2095, Class PE, 6.00%, 11/15/2028	39,377	43,306

Series 2132, Class SB, IF, 19.98%, 3/15/2029 (h)	2,231	3,386

Series 2178, Class PB, 7.00%, 8/15/2029	22,374	25,411

Series 2182, Class ZB, 8.00%, 9/15/2029	37,029	42,758

Series 2204, Class GB, IO, 8.00%, 12/20/2029 ‡ (h)	444	444

Series 2247, Class Z, 7.50%, 8/15/2030	7,669	8,785

Series 2259, Class ZC, 7.35%, 10/15/2030	120,958	142,249

Series 2261, Class ZY, 7.50%, 10/15/2030	101	101

Series 2325, Class PM, 7.00%, 6/15/2031	5,811	6,703

Series 2359, Class ZB, 8.50%, 6/15/2031	23,713	28,240

Series 2344, Class ZD, 6.50%, 8/15/2031	43,368	51,048

Series 2344, Class ZJ, 6.50%, 8/15/2031	7,399	8,217

Series 2345, Class NE, 6.50%, 8/15/2031	3,824	4,320

Series 2367, Class ME, 6.50%, 10/15/2031	62,111	69,041

Series 2390, Class DO, PO, 12/15/2031	6,814	6,363

Series 2410, Class QX, IF, IO, 6.26%, 2/15/2032 (h)	12,541	2,758

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 2410, Class OE, 6.38%, 2/15/2032	9,729	10,513

Series 2412, Class SP, IF, 11.31%, 2/15/2032 (h)	13,769	17,729

Series 2410, Class QS, IF, 13.27%, 2/15/2032 (h)	10,738	15,023

Series 2444, Class ES, IF, IO, 5.56%, 3/15/2032 (h)	16,249	2,934

Series 2450, Class SW, IF, IO, 5.61%, 3/15/2032 (h)	10,833	1,892

Series 2423, Class MC, 7.00%, 3/15/2032	25,535	29,392

Series 2423, Class MT, 7.00%, 3/15/2032	41,044	47,467

Series 2647, Class A, 3.25%, 4/15/2032	47,296	49,194

Series 3688, Class NI, IO, 5.00%, 4/15/2032	15,483	106

Series 2435, Class CJ, 6.50%, 4/15/2032	89,615	101,795

Series 2455, Class GK, 6.50%, 5/15/2032	25,961	29,719

Series 2484, Class LZ, 6.50%, 7/15/2032	18,649	21,686

Series 2500, Class MC, 6.00%, 9/15/2032	55,990	63,229

Series 2543, Class YX, 6.00%, 12/15/2032	789,905	896,808

Series 2544, Class HC, 6.00%, 12/15/2032	60,592	68,265

Series 2574, Class PE, 5.50%, 2/15/2033	288,270	324,052

Series 2575, Class ME, 6.00%, 2/15/2033	111,396	125,063

Series 2586, Class WI, IO, 6.50%, 3/15/2033	8,733	1,881

Series 4189, Class MI, IO, 3.00%, 6/15/2033	4,445,737	240,584

Series 2764, Class UG, 5.00%, 3/15/2034	228,947	252,612

Series 2949, Class GE, 5.50%, 3/15/2035	299,047	333,843

Series 3047, Class OD, 5.50%, 10/15/2035	300,000	333,226

Series 3085, Class VS, IF, 19.14%, 12/15/2035 (h)	65,591	102,476

Series 3117, Class EO, PO, 2/15/2036	21,587	19,138

Series 3260, Class CS, IF, IO, 3.75%, 1/15/2037 (h)	20,075	3,256

Series 3759, Class HI, IO, 4.00%, 8/15/2037	3,977	21

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 3380, Class SI, IF, IO, 3.98%, 10/15/2037 (h)	1,176,452	180,246

Series 3385, Class SN, IF, IO, 3.61%, 11/15/2037 (h)	20,803	2,413

Series 3387, Class SA, IF, IO, 4.03%, 11/15/2037 (h)	48,182	5,131

Series 3423, Class PB, 5.50%, 3/15/2038	248,435	277,051

Series 3451, Class SA, IF, IO, 3.66%, 5/15/2038 (h)	18,794	2,437

Series 3455, Class SE, IF, IO, 3.81%, 6/15/2038 (h)	172,073	25,958

Series 3786, Class PD, 4.50%, 1/15/2041	407,000	461,843

Series 4029, Class MU, 3.50%, 4/15/2042	640,128	634,419

FHLMC, STRIPS

Series 233, Class 11, IO, 5.00%, 9/15/2035	42,462	7,352

Series 239, Class S30, IF, IO, 5.31%, 8/15/2036 (h)	45,897	8,598

Series 262, Class 35, 3.50%, 7/15/2042	242,228	252,596

Series 299, Class 300, 3.00%, 1/15/2043	230,909	238,913

FHLMC, Structured Pass-Through Certificates, Whole Loan

Series T-41, Class 3A, 5.41%, 7/25/2032 (h)	9,711	10,672

Series T-54, Class 2A, 6.50%, 2/25/2043	66,589	79,032

Series T-54, Class 3A, 7.00%, 2/25/2043	28,749	33,942

Series T-56, Class APO, PO, 5/25/2043	154,860	142,936

Series T-58, Class APO, PO, 9/25/2043	14,129	11,698

First Horizon Alternative Mortgage Securities Trust Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	99,585	82,171

First Horizon Mortgage Pass-Through Trust Series 2005-AR1, Class 2A2, 4.81%, 4/25/2035 (h)	18,362	18,664

FNMA Trust, Whole Loan Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	16,645	19,025

FNMA, REMIC

Series 1989-83, Class H, 8.50%, 11/25/2019	64	64

Series 1990-1, Class D, 8.80%, 1/25/2020	8	8

Series 1990-10, Class L, 8.50%, 2/25/2020	186	188

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 1990-93, Class G, 5.50%, 8/25/2020	32	32

Series 1990-143, Class J, 8.75%, 12/25/2020	68	70

Series 1990-140, Class K, HB, 652.15%, 12/25/2020	2	9

Series 2001-4, Class PC, 7.00%, 3/25/2021	6,851	6,950

Series 2002-1, Class HC, 6.50%, 2/25/2022	4,252	4,369

Series 1992-101, Class J, 7.50%, 6/25/2022	6,375	6,767

Series G92-42, Class Z, 7.00%, 7/25/2022	321	330

Series G92-44, Class ZQ, 8.00%, 7/25/2022	169	177

Series 1996-59, Class J, 6.50%, 8/25/2022	776	811

Series 1992-143, Class MA, 5.50%, 9/25/2022	1,122	1,155

Series G92-54, Class ZQ, 7.50%, 9/25/2022	2,217	2,310

Series G92-59, Class F, 1.80%, 10/25/2022 (h)	251	253

Series G92-61, Class Z, 7.00%, 10/25/2022	841	883

Series G92-66, Class KA, 6.00%, 12/25/2022	2,152	2,237

Series G92-66, Class KB, 7.00%, 12/25/2022	10,178	10,775

Series G93-1, Class KA, 7.90%, 1/25/2023	2,732	2,919

Series 1997-61, Class ZC, 7.00%, 2/25/2023	21,039	22,262

Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (h)	3,070	3,288

Series 1998-43, Class SA, IF, IO, 17.00%, 4/25/2023 (h)	8,480	1,972

Series 1993-146, Class E, PO, 5/25/2023	6,695	6,439

Series 1993-84, Class M, 7.50%, 6/25/2023	462,317	496,056

Series 1993-205, Class H, PO, 9/25/2023	2,284	2,191

Series 1993-155, Class PJ, 7.00%, 9/25/2023	18,605	19,924

Series 1993-165, Class SK, IF, 12.50%, 9/25/2023 (h)	2,693	2,918

Series 1993-165, Class SD, IF, 12.53%, 9/25/2023 (h)	540	588

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 1993-203, Class PL, 6.50%, 10/25/2023	23,983	26,593

Series 1995-19, Class Z, 6.50%, 11/25/2023	27,060	30,005

Series 1993-230, Class FA, 3.03%, 12/25/2023 (h)	760	765

Series 1993-223, Class PZ, 6.50%, 12/25/2023	60,007	63,389

Series 1993-225, Class UB, 6.50%, 12/25/2023	24,743	26,584

Series 2003-128, Class DY, 4.50%, 1/25/2024	294,986	304,112

Series 1994-37, Class L, 6.50%, 3/25/2024	50,772	54,026

Series 1994-72, Class K, 6.00%, 4/25/2024	454,909	498,121

Series 1995-2, Class Z, 8.50%, 1/25/2025	6,261	6,936

Series 1997-20, Class IB, IO, 1.84%, 3/25/2027 (h)	22,465	571

Series 1997-39, Class PD, 7.50%, 5/20/2027	7,518	8,539

Series 1997-46, Class PL, 6.00%, 7/18/2027	11,835	12,821

Series 1998-36, Class ZB, 6.00%, 7/18/2028	3,662	4,030

Series 1998-46, Class GZ, 6.50%, 8/18/2028	14,582	16,169

Series 1998-58, Class PC, 6.50%, 10/25/2028	29,115	32,293

Series 1999-39, Class JH, IO, 6.50%, 8/25/2029	66,836	6,771

Series 2000-52, IO, 8.50%, 1/25/2031	2,539	546

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	80,610	15,599

Series 2001-30, Class PM, 7.00%, 7/25/2031	24,654	28,673

Series 2001-36, Class DE, 7.00%, 8/25/2031	42,419	48,382

Series 2001-44, Class PD, 7.00%, 9/25/2031	4,037	4,643

Series 2001-61, Class Z, 7.00%, 11/25/2031	61,946	71,953

Series 2002-1, Class SA, IF, 17.37%, 2/25/2032 (h)	1,237	1,735

Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (h)	69,033	2,974

Series 2002-15, PO, 4/25/2032	49,701	46,250

Series 2002-28, Class PK, 6.50%, 5/25/2032	26,588	30,138

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 2002-68, Class SH, IF, IO, 5.62%, 10/18/2032 (h)	53,473	8,876

Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (h)	29,412	34,117

Series 2002-77, Class S, IF, 10.08%, 12/25/2032 (h)	5,542	6,850

Series 2003-22, Class UD, 4.00%, 4/25/2033	132,864	141,525

Series 2003-47, Class PE, 5.75%, 6/25/2033	21,947	24,338

Series 2003-44, Class IU, IO, 7.00%, 6/25/2033	29,589	7,132

Series 2004-4, Class QM, IF, 9.39%, 6/25/2033 (h)	26,866	29,376

Series 2003-64, Class SX, IF, 7.65%, 7/25/2033 (h)	4,825	5,682

Series 2003-132, Class OA, PO, 8/25/2033	6,900	6,437

Series 2003-71, Class DS, IF, 4.21%, 8/25/2033 (h)	29,640	31,575

Series 2003-91, Class SD, IF, 8.49%, 9/25/2033 (h)	7,539	8,973

Series 2003-116, Class SB, IF, IO, 5.20%, 11/25/2033 (h)	74,200	13,002

Series 2003-131, Class CH, 5.50%, 1/25/2034	99,044	110,718

Series 2003-130, Class SX, IF, 7.91%, 1/25/2034 (h)	2,079	2,387

Series 2004-35, Class AZ, 4.50%, 5/25/2034	122,807	131,179

Series 2004-46, Class SK, IF, 9.89%, 5/25/2034 (h)	26,817	33,285

Series 2004-36, Class SA, IF, 12.91%, 5/25/2034 (h)	56,739	79,749

Series 2004-51, Class SY, IF, 9.43%, 7/25/2034 (h)	4,772	5,746

Series 2004-79, Class ZE, 5.50%, 11/25/2034	495,533	576,678

Series 2004-91, Class HC, 6.00%, 12/25/2034	687,847	805,289

Series 2005-68, Class BC, 5.25%, 6/25/2035	33,121	33,287

Series 2005-45, Class DC, IF, 15.49%, 6/25/2035 (h)	85,950	116,086

Series 2005-84, Class XM, 5.75%, 10/25/2035	61,340	67,815

Series 2006-22, Class AO, PO, 4/25/2036	34,973	31,229

Series 2006-46, Class SW, IF, 15.38%, 6/25/2036 (h)	10,938	16,241

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2007-7, Class SG, IF, IO, 4.10%, 8/25/2036 (h)	42,337	9,816

Series 2006-110, PO, 11/25/2036	29,562	26,174

Series 2006-117, Class GS, IF, IO, 4.25%, 12/25/2036 (h)	42,528	4,388

Series 2007-53, Class SH, IF, IO, 3.70%, 6/25/2037 (h)	54,276	7,896

Series 2007-88, Class VI, IF, IO, 4.14%, 9/25/2037 (h)	93,352	17,679

Series 2007-100, Class SM, IF, IO, 4.05%, 10/25/2037 (h)	59,562	9,641

Series 2008-1, Class BI, IF, IO, 3.51%, 2/25/2038 (h)	54,589	8,533

Series 2008-16, Class IS, IF, IO, 3.80%, 3/25/2038 (h)	10,859	1,206

Series 2008-46, Class HI, IO, 2.17%, 6/25/2038 (h)	43,237	2,625

Series 2008-53, Class CI, IF, IO, 4.80%, 7/25/2038 (h)	22,951	3,482

Series 2009-112, Class ST, IF, IO, 3.85%, 1/25/2040 (h)	47,919	7,394

Series 2010-35, Class SB, IF, IO, 4.02%, 4/25/2040 (h)	18,572	2,552

Series 2010-80, Class PZ, 5.00%, 7/25/2040	313,369	369,000

Series 2010-102, Class PN, 5.00%, 9/25/2040	580,000	653,905

Series 2010-134, Class KZ, 4.50%, 12/25/2040	1,374,340	1,482,153

Series 2012-30, Class DZ, 4.00%, 4/25/2042	266,269	291,555

Series 2013-67, Class KZ, 2.50%, 4/25/2043	813,157	773,913

Series 2013-128, PO, 12/25/2043	212,558	183,425

Series 2014-38, Class QI, IO, 5.50%, 12/25/2043	733,659	128,669

Series 2014-19, Class Z, 4.50%, 4/25/2044	468,395	541,509

Series 2016-38, Class NA, 3.00%, 1/25/2046	169,172	172,565

FNMA, REMIC Trust, Whole Loan

Series 1999-W1, PO, 2/25/2029	18,704	16,587

Series 1999-W4, Class A9, 6.25%, 2/25/2029	79,842	86,353

Series 2002-W7, Class A4, 6.00%, 6/25/2029	185,421	207,511

Series 2003-W1, Class 1A1, 5.35%, 12/25/2042 (h)	191,071	207,144

Series 2003-W1, Class 2A, 5.86%, 12/25/2042 (h)	27,550	30,397

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

FNMA, REMIC, Whole Loan Series 2003-7, Class A1, 6.50%, 12/25/2042	134,351	151,628

FNMA, STRIPS

Series 329, Class 1, PO, 1/25/2033	4,295	3,935

Series 365, Class 8, IO, 5.50%, 5/25/2036	18,155	4,045

GMACM Mortgage Loan Trust Series 2005-AR3, Class 3A4, 3.89%, 6/19/2035 (h)	102,906	102,596

GNMA

Series 1994-7, Class PQ, 6.50%, 10/16/2024	43,300	43,263

Series 2000-36, Class PB, 7.50%, 11/16/2030	171,146	170,986

Series 2000-36, Class IK, IO, 9.00%, 11/16/2030	981	1

Series 2001-10, Class PE, 6.50%, 3/16/2031	433,300	433,032

Series 2003-24, PO, 3/16/2033	2,168	2,033

Series 2004-28, Class S, IF, 13.08%, 4/16/2034 (h)	17,747	25,077

Series 2006-38, Class OH, 6.50%, 8/20/2036	500,000	593,642

Series 2007-45, Class QA, IF, IO, 4.26%, 7/20/2037 (h)	74,214	9,230

Series 2009-79, Class OK, PO, 11/16/2037	45,078	40,698

Series 2007-76, Class SA, IF, IO, 4.15%, 11/20/2037 (h)	57,125	7,350

Series 2008-2, Class MS, IF, IO, 4.77%, 1/16/2038 (h)	54,138	9,232

Series 2015-137, Class WA, 5.48%, 1/20/2038 (h)	327,751	371,740

Series 2009-106, Class ST, IF, IO, 3.62%, 2/20/2038 (h)	197,380	29,339

Series 2008-55, Class SA, IF, IO, 3.82%, 6/20/2038 (h)	35,260	5,418

Series 2009-6, Class SA, IF, IO, 3.71%, 2/16/2039 (h)	23,349	2,908

Series 2009-6, Class SH, IF, IO, 3.66%, 2/20/2039 (h)	73,859	7,060

Series 2009-31, Class TS, IF, IO, 3.92%, 3/20/2039 (h)	81,834	6,202

Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	53,247	10,792

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	40,435	9,350

Series 2009-22, Class SA, IF, IO, 3.89%, 4/20/2039 (h)	102,689	10,977

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2009-102, Class SM, IF, IO, 4.01%, 6/16/2039 (h)	12,031	350

Series 2009-64, Class SN, IF, IO, 3.71%, 7/16/2039 (h)	86,776	9,242

Series 2009-104, Class KB, 5.50%, 11/16/2039	236,000	294,669

Series 2010-130, Class CP, 7.00%, 10/16/2040	65,213	76,276

Series 2011-75, Class SM, IF, IO, 4.22%, 5/20/2041 (h)	120,713	19,192

Series 2013-69, Class MA, 1.50%, 8/20/2042	483,644	466,622

Series 2016-135, Class Z, 3.00%, 10/20/2046	216,636	211,153

Series 2011-H19, Class FA, 2.94%, 8/20/2061 (h)	533,763	533,641

Series 2012-H23, Class SA, 3.00%, 10/20/2062 (h)	556,492	569,984

Series 2013-H08, Class FC, 2.92%, 2/20/2063 (h)	561,051	560,622

Series 2013-H09, Class HA, 1.65%, 4/20/2063	270,060	267,442

Series 2014-H17, Class FC, 2.97%, 7/20/2064 (h)	298,122	298,257

Series 2015-H16, Class FG, 2.91%, 7/20/2065 (h)	634,456	633,300

Series 2015-H30, Class FE, 3.07%, 11/20/2065 (h)	797,783	801,356

Series 2016-H11, Class FD, 3.13%, 5/20/2066 (h)	196,120	199,777

Series 2016-H26, Class FC, 3.47%, 12/20/2066 (h)	155,346	157,855

Series 2017-H14, Class FV, 2.97%, 6/20/2067 (h)	421,178	421,371

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051	506,782	500,525

GSR Mortgage Loan Trust

Series 2004-6F, Class 1A2, 5.00%, 5/25/2034	44,046	44,793

Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	126,609	136,456

Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	47,969	50,574

Headlands Residential LLC

Series 2017-RPL1, Class A, 3.88%, 8/25/2022 (b) (e)	390,000	390,102

Series 2019-RPL1, 3.97%, 6/25/2024 (b) (e)	675,000	674,999

Impac Secured Assets Trust Series 2006-1, Class 2A1, 2.75%, 5/25/2036 (h)	21,803	21,969

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

JP Morgan Mortgage Trust Series 2006-A2, Class 5A3, 4.63%, 11/25/2033 (h)	27,958	28,931

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.84%, 4/21/2034 (h)	17,139	17,738

MASTR Alternative Loan Trust

Series 2004-10, Class 1A1, 4.50%, 9/25/2019	2,902	2,914

Series 2004-8, Class 6A1, 5.50%, 9/25/2019	420	436

Series 2004-4, Class 10A1, 5.00%, 5/25/2024	68,412	71,080

Series 2003-9, Class 8A1, 6.00%, 1/25/2034	58,875	62,236

Series 2004-6, Class 7A1, 6.00%, 7/25/2034	91,817	95,487

Series 2004-7, Class 30PO, PO, 8/25/2034 ‡	9,031	7,799

MASTR Asset Securitization Trust

Series 2003-12, Class 15PO, PO, 12/25/2018 ‡	76	76

Series 2004-6, Class 15PO, PO, 7/25/2019 ‡	82	44

Series 2004-8, PO, 8/25/2019 ‡	396	288

Series 2003-11, Class 9A6, 5.25%, 12/25/2033	106,423	108,982

MASTR Resecuritization Trust Series 2005-PO, Class 3PO, PO, 5/28/2035 ‡ (b)	15,203	12,538

NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (b) (h)	29,257	29,491

PHH Alternative Mortgage Trust Series 2007-2, Class 2X, IO, 6.00%, 5/25/2037 ‡	177,929	42,093

RALI Trust

Series 2003-QS9, Class A3, IF, IO, 5.15%, 5/25/2018 ‡ (h)	564	—	(i)

Series 2003-QS14, Class A1, 5.00%, 7/25/2018	638	623

Residential Asset Securitization Trust Series 2003-A14, Class A1, 4.75%, 2/25/2019	258	209

RFMSI Trust Series 2005-SA4, Class 1A1, 4.05%, 9/25/2035 (h)	36,930	33,875

SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (b)	2,711	2,700

SART

4.75%, 7/15/2024	725,981	740,138

4.76%, 6/15/2025	859,065	874,871

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Seasoned Credit Risk Transfer Trust Series 2019-1, Class MT, 3.50%, 7/25/2058 ‡	778,653	794,428

Vendee Mortgage Trust

Series 1994-1, Class 1, 5.32%, 2/15/2024 (h)	22,344	23,518

Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	262,414	280,222

Series 1996-1, Class 1Z, 6.75%, 2/15/2026	58,372	64,994

Series 1996-2, Class 1Z, 6.75%, 6/15/2026	31,508	35,007

Series 1997-1, Class 2Z, 7.50%, 2/15/2027	125,515	140,455

Series 1998-1, Class 2E, 7.00%, 3/15/2028	32,464	36,726

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-AR8, Class A, 4.26%, 8/25/2033 (h)	6,889	7,106

Series 2003-AR9, Class 1A6, 4.35%, 9/25/2033 (h)	32,918	34,098

Series 2004-AR3, Class A2, 4.51%, 6/25/2034 (h)	11,564	11,879

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2005-4, Class DP, PO, 6/25/2020 ‡	5,419	4,380

Series 2005-2, Class 2A3, IF, IO, 2.60%, 4/25/2035 ‡ (h)	236,910	29,989

Series 2005-2, Class 1A4, IF, IO, 2.65%, 4/25/2035 ‡ (h)	577,847	64,650

Series 2005-3, Class CX, IO, 5.50%, 5/25/2035 ‡	161,200	31,766

Series 2005-4, Class CB7, 5.50%, 6/25/2035	154,381	151,255

Series 2005-6, Class 2A4, 5.50%, 8/25/2035	42,477	41,146

Wells Fargo Mortgage-Backed Securities Trust

Series 2003-K, Class 1A1, 4.68%, 11/25/2033 (h)	8,986	9,215

Series 2003-K, Class 1A2, 4.68%, 11/25/2033 (h)	17,972	18,508

Series 2005-AR16, Class 2A1, 5.02%, 2/25/2034 (h)	20,356	20,996

Series 2004-P, Class 2A1, 4.70%, 9/25/2034 (h)	46,073	47,805

Series 2004-EE, Class 3A1, 4.84%, 12/25/2034 (h)	19,515	20,179

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	31

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 2005-AR3, Class 1A1, 7.53%, 3/25/2035 (h)	79,773	83,072

Series 2005-AR8, Class 2A1, 4.99%, 6/25/2035 (h)	25,049	25,351

Total Collateralized Mortgage Obligations (Cost $32,889,572)		34,144,763

U.S. Government Agency Securities — 6.9%

FNMA 6.03%, 10/9/2019 (a)	5,770,000	5,733,926

FNMA, STRIPS 15.97%, 3/23/2028 (a)	630,000	509,698

Resolution Funding Corp. STRIPS

1.26%, 10/15/2019 (a)	5,230,000	5,195,084

13.97%, 7/15/2020 (a)	4,100,000	4,015,294

2.02%, 10/15/2020 (a)	8,000,000	7,792,528

1.46%, 1/15/2021 (a)	65,000	63,025

DN, 3.07%, 1/15/2026 (a)	20,000	17,295

DN, 2.81%, 10/15/2027 (a)	15,000	12,404

Tennessee Valley Authority

5.88%, 4/1/2036	140,000	192,813

4.63%, 9/15/2060	93,000	123,499

4.25%, 9/15/2065	101,000	126,950

Total U.S. Government Agency Securities (Cost $23,422,920)		23,782,516

Commercial Mortgage-Backed Securities — 4.8%

BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (b)	300,000	314,149

BXMT Ltd. Series 2017-FL1, Class C, 4.34%, 6/15/2035 ‡ (b) (h)	300,000	300,742

CD Commercial Mortgage Trust Series 2007-CD4, Class XC, IO, 0.73%, 12/11/2049 ‡ (b) (h)	32,396	354

Commercial Mortgage Trust

Series 2013-SFS, Class A2, 3.09%, 4/12/2035 (b) (h)	125,000	128,009

Series 2014-CR19, Class A5, 3.80%, 8/10/2047	200,000	212,835

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	156,000	166,562

CSMC OA LLC

Series 2014-USA, Class A2, 3.95%, 9/15/2037 (b)	885,000	938,272

Series 2014-USA, Class D, 4.37%, 9/15/2037 ‡ (b)	100,000	98,553

FHLMC, Multifamily Structured Pass-Through Certificates

Series KJ02, Class A2, 2.60%, 9/25/2020	16,887	16,890

Series KJ09, Class A2, 2.84%, 9/25/2022	196,000	199,330

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series KF12, Class A, 3.13%, 9/25/2022 (h)	67,025	67,091

Series KJ11, Class A2, 2.93%, 1/25/2023	270,954	276,938

Series K038, Class A2, 3.39%, 3/25/2024	229,000	241,005

Series KJ14, Class A2, 2.81%, 9/25/2024	591,000	603,347

Series KPLB, Class A, 2.77%, 5/25/2025	250,000	256,011

Series K065, Class A2, 3.24%, 4/25/2027	215,000	227,353

Series K065, Class AM, 3.33%, 5/25/2027	115,000	121,827

Series K066, Class A2, 3.12%, 6/25/2027	267,000	280,078

Series K070, Class A2, 3.30%, 11/25/2027 (h)	208,000	221,171

Series K072, Class AM, 3.50%, 12/25/2027 (h)	1,000,000	1,073,970

Series K073, Class A2, 3.35%, 1/25/2028	346,000	368,878

Series K079, Class AM, 3.93%, 6/25/2028	588,000	649,913

Series K081, Class A2, 3.90%, 8/25/2028 (h)	395,000	438,688

Series K082, Class A2, 3.92%, 9/25/2028 (h)	1,054,000	1,173,518

FNMA ACES

Series 2015-M17, Class FA, 3.37%, 11/25/2022 (h)	105,149	105,193

Series 2016-M2, Class AV2, 2.15%, 1/25/2023	472,965	472,794

Series 2014-M3, Class A2, 3.50%, 1/25/2024 (h)	954,894	1,005,889

Series 2015-M3, Class A2, 2.72%, 10/25/2024	1,000,000	1,021,286

Series 2017-M7, Class A2, 2.96%, 2/25/2027 (h)	278,000	287,256

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (h)	389,000	405,089

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (h)	335,000	348,342

Series 2017-M12, Class A2, 3.18%, 6/25/2027 (h)	381,000	397,715

Series 2018-M10, Class A2, 3.50%, 7/25/2028 (h)	460,000	491,235

Series 2017-M5, Class A2, 3.30%, 4/25/2029 (h)	305,000	319,951

Series 2018-M3, Class A2, 3.19%, 2/25/2030 (h)	185,000	192,269

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	428,407	437,509

FREMF Mortgage Trust

Series 2014-K40, Class C, 4.21%, 11/25/2047 (b) (h)	168,000	174,914

Series 2015-K44, Class B, 3.81%, 1/25/2048 (b) (h)	640,000	657,137

Series 2015-K45, Class B, 3.71%, 4/25/2048 (b) (h)	500,000	513,747

Series 2016-K722, Class B, 3.97%, 7/25/2049 (b) (h)	110,000	113,061

Series 2016-K59, Class B, 3.70%, 11/25/2049 (b) (h)	180,000	183,137

Series 2018-K730, Class B, 3.93%, 2/25/2050 (b) (h)	551,000	566,670

Morgan Stanley Capital I Trust Series 2006-IQ12, Class X1, IO, 0.78%, 12/15/2043 ‡ (b) (h)	126,812	7

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (b)	116,000	119,006

UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class A4, 3.53%, 5/10/2063	104,000	107,495

VNDO Mortgage Trust Series 2013-PENN, Class A, 3.81%, 12/13/2029 (b)	200,000	203,549

WFRBS Commercial Mortgage Trust Series 2011-C3, Class A4, 4.38%, 3/15/2044 (b)	110,000	113,330

Total Commercial Mortgage-Backed Securities (Cost $15,909,233)		16,612,065

Foreign Government Securities — 0.3%

Republic of Colombia (Colombia) 7.38%, 9/18/2037	100,000	136,063

United Mexican States (Mexico)

3.60%, 1/30/2025	200,000	204,700

4.13%, 1/21/2026	200,000	209,550

3.75%, 1/11/2028	280,000	284,900

5.55%, 1/21/2045	48,000	55,965

4.35%, 1/15/2047	58,000	57,619

Total Foreign Government Securities (Cost $920,930)		948,797

Municipal Bonds — 0.1% (j)

New York — 0.1%

Other Revenue — 0.0% (c)

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series D, Rev., 5.60%, 3/15/2040	30,000	38,559

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Transportation — 0.1%

Port Authority of New York and New Jersey, Consolidated Series 164, Rev., 5.65%, 11/1/2040	130,000	173,146

Total New York		211,705

Ohio — 0.0% (c)

Education — 0.0% (c)

Ohio State University, General Receipts Series A, Rev., 4.80%, 6/1/2111	98,000	121,536

Total Municipal Bonds (Cost $256,175)		333,241

	SHARES
Short-Term Investments — 2.2%

Investment Companies — 2.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.40%(k) (l) (Cost $7,453,378)	7,451,735	7,454,715

Total Investments — 100.1% (Cost $331,014,051)		343,589,056
Liabilities in Excess of Other Assets — (0.1)%		(274,529)

NET ASSETS — 100.0%		$343,314,527

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	33

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of June 30, 2019.
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
ESOP	Employee Stock Ownership Program
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit

Rev.	Revenue
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	The rate shown is the effective yield as of June 30, 2019.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2019.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2019.
(f)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2019.
(g)	Security is an interest bearing note with preferred security characteristics.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2019.
(i)	Amount rounds to less than 1.
(j)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of June 30, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$336,134,341
Investments in affiliates, at value	7,454,715
Cash	18,067
Receivables:
Investment securities sold	5,505
Portfolio shares sold	114,749
Interest from non-affiliates	1,573,833
Dividends from affiliates	17,662

Total Assets	345,318,872

LIABILITIES:
Payables:
Investment securities purchased	1,580,810
Portfolio shares redeemed	157,143
Accrued liabilities:
Investment advisory fees	109,594
Administration fees	20,817
Distribution fees	36,880
Custodian and accounting fees	42,333
Trustees’ and Chief Compliance Officer’s fees	733
Other	56,035

Total Liabilities	2,004,345

Net Assets	$343,314,527

NET ASSETS:
Paid-in-Capital	$328,171,788
Total distributable earnings (loss)	15,142,739

Total Net Assets	$343,314,527

Net Assets:
Class 1	$160,017,131
Class 2	183,297,396

Total	$343,314,527

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	14,547,764
Class 2	16,855,894
Net Asset Value, offering and redemption price per share (a):
Class 1	$11.00
Class 2	10.87

Cost of investments in non-affiliates	$323,560,673
Cost of investments in affiliates	7,453,378

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	35

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2019 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$5,244,978
Interest income from affiliates	79
Dividend income from affiliates	68,874

Total investment income	5,313,931

EXPENSES:
Investment advisory fees	633,357
Administration fees	118,755
Distribution fees — Class 2	202,298
Custodian and accounting fees	74,512
Professional fees	49,397
Trustees’ and Chief Compliance Officer’s fees	13,764
Printing and mailing costs	25,348
Transfer agency fees — Class 1	1,394
Transfer agency fees — Class 2	608
Other	12,787

Total expenses	1,132,220

Less fees waived	(4,488)

Net expenses	1,127,732

Net investment income (loss)	4,186,199

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(374,454)
Investments in affiliates	921

Net realized gain (loss)	(373,533)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	14,576,995
Investments in affiliates	1,297

Change in net unrealized appreciation/depreciation	14,578,292

Net realized/unrealized gains (losses)	14,204,759

Change in net assets resulting from operations	$18,390,958

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Core Bond Portfolio
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,186,199	$7,983,255
Net realized gain (loss)	(373,533)	(778,303)
Change in net unrealized appreciation/depreciation	14,578,292	(7,243,012)

Change in net assets resulting from operations	18,390,958	(38,060)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(3,946,407)	(4,186,764)
Class 2	(4,091,695)	(3,289,708)

Total distributions to shareholders	(8,038,102)	(7,476,472)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	24,638,500	21,173,475

NET ASSETS:
Change in net assets	34,991,356	13,658,943
Beginning of period	308,323,171	294,664,228

End of period	$343,314,527	$308,323,171

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$13,839,925	$30,672,544
Distributions reinvested	3,946,407	4,186,764
Cost of shares redeemed	(20,965,678)	(43,702,909)

Change in net assets resulting from Class 1 capital transactions	$(3,179,346)	$(8,843,601)

Class 2
Proceeds from shares issued	$35,652,589	$50,243,204
Distributions reinvested	4,091,695	3,289,708
Cost of shares redeemed	(11,926,438)	(23,515,836)

Change in net assets resulting from Class 2 capital transactions	$27,817,846	$30,017,076

Total change in net assets resulting from capital transactions	$24,638,500	$21,173,475

SHARE TRANSACTIONS:
Class 1
Issued	1,277,978	2,896,449
Reinvested	366,086	401,416
Redeemed	(1,940,207)	(4,121,806)

Change in Class 1 Shares	(296,143)	(823,941)

Class 2
Issued	3,320,087	4,788,846
Reinvested	383,837	318,770
Redeemed	(1,108,695)	(2,241,131)

Change in Class 2 Shares	2,595,229	2,866,485

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Six Months Ended June 30, 2019 (Unaudited)	$10.66	$0.15	$0.47	$0.62		$(0.28)	$—	$(0.28)
Year Ended December 31, 2018	10.94	0.29	(0.29)	—	(g)	(0.26)	(0.02)	(0.28)
Year Ended December 31, 2017	10.84	0.29	0.09	0.38		(0.28)	—	(0.28)
Year Ended December 31, 2016	10.91	0.30	(0.07)	0.23		(0.30)	—	(0.30)
Year Ended December 31, 2015	11.19	0.34	(0.21)	0.13		(0.41)	—	(0.41)
Year Ended December 31, 2014	11.09	0.38	0.16	0.54		(0.44)	—	(0.44)

Class 2
Six Months Ended June 30, 2019 (Unaudited)	10.53	0.13	0.47	0.60		(0.26)	—	(0.26)
Year Ended December 31, 2018	10.82	0.26	(0.29)	(0.03)		(0.24)	(0.02)	(0.26)
Year Ended December 31, 2017	10.73	0.26	0.09	0.35		(0.26)	—	(0.26)
Year Ended December 31, 2016	10.81	0.27	(0.07)	0.20		(0.28)	—	(0.28)
Year Ended December 31, 2015	11.10	0.31	(0.21)	0.10		(0.39)	—	(0.39)
Year Ended December 31, 2014	11.01	0.35	0.16	0.51		(0.42)	—	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)(e)	Net assets, end of period	Net expenses (f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.00	5.87%	$160,017,131	0.58%	2.77%	0.59%	7%
10.66	0.05	158,166,910	0.56	2.76	0.61	20
10.94	3.57	171,382,596	0.57	2.66	0.63	21
10.84	2.12	176,565,657	0.59	2.73	0.64	29
10.91	1.12	178,547,019	0.59	3.08	0.61	20
11.19	4.92	152,618,612	0.59	3.40	0.64	18

10.87	5.73	183,297,396	0.83	2.52	0.84	7
10.53	(0.23)	150,156,261	0.81	2.51	0.85	20
10.82	3.30	123,281,632	0.82	2.41	0.87	21
10.73	1.84	73,940,156	0.84	2.47	0.89	29
10.81	0.86	58,993,588	0.84	2.83	0.86	20
11.10	4.71	46,498,141	0.84	3.14	0.88	18

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2019.

40	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$30,742,519	$6,150,122	$36,892,641
Collateralized Mortgage Obligations	—	31,779,175	2,365,588	34,144,763
Commercial Mortgage-Backed Securities	—	16,212,409	399,656	16,612,065
Corporate Bonds	—	80,845,594	—	80,845,594
Foreign Government Securities	—	948,797	—	948,797
Mortgage-Backed Securities	—	55,052,698	—	55,052,698
Municipal Bonds	—	333,241	—	333,241
U.S. Government Agency Securities	—	23,782,516	—	23,782,516
U.S. Treasury Obligations	—	87,522,026	—	87,522,026
Short-Term Investments
Investment Companies	7,454,715	—	—	7,454,715

Total Investments in Securities	$7,454,715	$327,218,975	$8,915,366	$343,589,056

The following is a summary of investments for which significant unobservable inputs (level 3) were in used in determining fair value:

	Balance as of December 31, 2018		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2019
Investments in Securities
Asset-Backed Securities	$4,638,007		$146	$78,773	$(206)	$530,575	$(731,049)	$2,455,709	$(821,833)	$6,150,122
Collateralized Mortgage Obligations	1,660,192		(14)	50,916	(25,784)	1,867,494	(201,474)	14,258	(1,000,000)	2,365,588
Commercial Mortgage- Backed Securities	300,035		—	4,502	(547)	625	(49)	95,090	—	399,656
Corporate Bonds — Banks	—	(a)	(350,000)	350,000	—	—	—	—	—	—

Total	$6,598,234		$(349,868)	$484,191	$(26,537)	$2,398,694	$(932,572)	$2,565,057	$(1,821,833)	$8,915,366

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2019, which were valued using significant unobservable inputs (level 3) amounted to $133,850. This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended June 30, 2019.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$4,410,463	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 24.00% (8.91%)
			Constant Default Rate	0.00% - 4.50% (0.18%)
			Yield (Discount Rate of Cash Flows)	2.42% - 4.18% (3.37%)

Asset-Backed Securities	4,410,463

	1,089,940	Discounted Cash Flow	Constant Prepayment Rate	3.00% - 100.00% (75.59%)
			Constant Default Rate	0.00% - 6.39% (0.83%)
			Yield (Discount Rate of Cash Flows)	0.28% - 199.00% (5.06%)

Collateralized Mortgage Obligations	1,089,940

	98,915	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.13%)
			Yield (Discount Rate of Cash Flows)	2.76% - 4.65% (4.65%)

Commercial Mortgage-Backed Securities	98,915

Total	$5,599,318

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At June 30, 2019, the value of these investments was $3,316,048. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Portfolio.

As of June 30, 2019, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A or Regulation S under the Securities Act.

C. Securities Lending — Effective October 5, 2018, the Portfolio became authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur

42	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Portfolio did not lend out any securities during the six months ended June 30, 2019.

D. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the six months ended June 30, 2019
Security Description	Value at December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.40% (a) (b)	$1,407,177	$43,570,103	$37,524,783	$921	$1,297	$7,454,715	7,451,735	$68,874	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

daily net assets in excess of $25 billion. For the six months ended June 30, 2019, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the six months ended June 30, 2019 and is in place until at least April 30, 2020.

In addition, certain affiliates of the Adviser participated in selling variable insurance contracts that included the Portfolio as an investment option to variable insurance contract owners who hold such contracts in retirement plans and/or individual retirement accounts (“covered sales”). The Adviser, Administrator and/or Distributor voluntarily waived certain fees to which they were otherwise entitled with respect to covered sales in order to avoid potential conflicts of interest that may have arose under the United States Department of Labor’s revised regulations defining fiduciary advice. The amount of the covered sales waiver was based upon fees payable to the Adviser, the Administrator, the Distributor and JPMCB, as custodian and fund accounting agent, that the Adviser can attribute to assets in the Portfolio as a result of covered sales.

For the six months ended June 30, 2019, the Portfolio’s service providers did not waive/reimburse fees for the Portfolio. None of these parties expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2019 was $4,488.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2019, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

44	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

4. Investment Transactions

During the six months ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$33,877,082	$18,417,825	$3,554,750	$3,358,419

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$331,014,051	$13,456,228	$881,223	$12,575,005

As of December 31, 2018, the Portfolio had the following net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$349,573	$428,821

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the Portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

As of June 30, 2019, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts, which owned 67.4% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Portfolio has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced by $56,840 and unrealized appreciation of investments was increased by $56,840. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Portfolio’s net assets or results of operation.

46	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019 and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,058.70	$2.96	0.58%
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class 2
Actual	1,000.00	1,057.30	4.23	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	47

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Portfolio filed a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	SAN-JPMITCBP-619

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2019 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

While the global economy slowed during the first half of 2019, financial markets rallied amid investor expectations that leading central banks would take action if global economic conditions continued to deteriorate. Even as growth slowed, the U.S. economic expansion become the longest on record by the end of the reporting period.

“U.S. equity prices rebounded from a sharp sell-off in December 2018 and pushed leading equity indexes to record highs in April and again in June 2019.” — Andrea L. Lisher

The U.S. economy generally outperformed other developed nations throughout the reporting period, even as U.S. gross domestic product (GDP) growth slowed to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. U.S. unemployment remained below 4% for all but one month of the reporting period and consumer sentiment remained relatively buoyant. U.S. equity prices rebounded from a sharp sell-off in December 2018 and pushed leading equity indexes to record highs in April and again in June 2019. For the six month reporting period, the S&P 500 Index returned 18.54%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a slight decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019 and manufacturing data weakened. However, the 7.5% euro area jobless rate for June 2019 was the lowest since the 2008-09 financial crisis.

In response to the slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth hit 1.8% in the first quarter of 2019. Political uncertainty surrounding negotiations for the U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the six month reporting period, the MSCI EAFE Index returned 14.49%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well as certain of its trading partners across Asia. During the first half of 2019, emerging markets equity and bonds generally benefitted from global investor appetite for higher yielding assets. The MSCI Emerging Markets Index returned 10.76% and the Bloomberg Barclays Emerging Markets Bond Index returned 9.39% for the reporting period.

Subsequent to the end of the reporting period, the U.S. Federal Reserve (the “Fed”) cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

Given this backdrop, we believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18.39%
Russell Midcap Value Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18.02%

Net Assets as of 6/30/2019 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$488,547,205

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

Overall, U.S. equity markets provided strong positive returns and outperformed both developed markets and emerging markets equity as well as global fixed income markets. U.S. equity prices were supported by low interest rates, relatively strong corporate earnings and continued economic growth, particularly in the U.S. Among U.S. equity markets, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks generally outperformed value stocks.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended June 30, 2019. The Portfolio’s security selection in the materials and financials sectors was a leading contributor to performance relative to the Benchmark, while the Portfolio’s security selection in the health care sector and its security selection and overweight position in the consumer discretionary sector were leading detractors from relative performance.

Leading individual contributors to performance included the Portfolio’s overweight positions in Ball Corp., AutoZone Inc. and Coty Inc. Shares of Ball, a packaging manufacturer, rose after the company reported better-than-expected revenue for the first quarter of 2019. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Coty, a cosmetics company, rose after the company reported better-than-expected earnings and revenue for the fiscal second quarter ended December 31, 2018.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Cigna Corp., Nordstrom Inc. and Kohl’s Corp. Shares of Cigna, a health insurance provider not held in the Benchmark, fell along with other health insurers amid investor concerns about health care policy proposals from Democratic Party presidential candidates. Shares of Nordstrom, an apparel retail chain not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue and reduced its forecast for the full year 2019. Shares of Kohl’s, a department store chain, fell after the company reported lower-than-expected earnings and sales for the first quarter of 2019 and reduced its forecast for the full year 2019.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained large overweight positions in the consumer discretionary and financials sectors, while maintaining underweight positions in the industrials and utilities sectors.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	CMS Energy Corp.	2.2%
2.	WEC Energy Group, Inc.	2.2
3.	Xcel Energy, Inc.	2.1
4.	Loews Corp.	2.0
5.	M&T Bank Corp.	2.0
6.	Williams Cos., Inc. (The)	1.9
7.	Diamondback Energy, Inc.	1.6
8.	SunTrust Banks, Inc.	1.6
9.	T. Rowe Price Group, Inc.	1.5
10.	AutoZone, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.0%
Real Estate	13.8
Consumer Discretionary	12.2
Utilities	10.4
Industrials	7.7
Health Care	6.7
Information Technology	6.7
Energy	6.0
Materials	4.8
Consumer Staples	3.9
Communication Services	2.5
Short-Term Investments	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Portfolio’s composition is subject to change.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	18.39%	4.59%	7.13%	14.39%

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Multi-Cap Core Index from June 30, 2009 to June 30, 2019. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Multi-Cap Core Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 96.4%

Auto Components — 0.8%

BorgWarner, Inc.	90,600	3,803,388

Banks — 8.7%

Citizens Financial Group, Inc.	137,890	4,875,790

Comerica, Inc.	45,660	3,316,742

Fifth Third Bancorp	249,390	6,957,981

First Republic Bank	46,520	4,542,678

Huntington Bancshares, Inc.	271,240	3,748,537

M&T Bank Corp.	56,188	9,555,893

SunTrust Banks, Inc.	122,490	7,698,497

Zions Bancorp NA	40,460	1,860,350

		42,556,468

Beverages — 1.7%

Constellation Brands, Inc., Class A	21,840	4,301,170

Keurig Dr Pepper, Inc.	71,591	2,068,980

Molson Coors Brewing Co., Class B	30,930	1,732,080

		8,102,230

Building Products — 0.8%

Fortune Brands Home & Security, Inc.	67,710	3,868,272

Capital Markets — 5.0%

Ameriprise Financial, Inc.	38,370	5,569,789

Invesco Ltd.	93,380	1,910,555

Northern Trust Corp.	54,490	4,904,100

Raymond James Financial, Inc.	53,120	4,491,296

T. Rowe Price Group, Inc.	68,010	7,461,377

		24,337,117

Chemicals — 0.9%

Sherwin-Williams Co. (The)	10,093	4,625,521

Communications Equipment — 0.3%

CommScope Holding Co., Inc. *	90,330	1,420,891

Construction Materials — 0.9%

Martin Marietta Materials, Inc.	18,130	4,171,894

Consumer Finance — 0.4%

Ally Financial, Inc.	57,740	1,789,363

Containers & Packaging — 3.0%

Ball Corp.	85,410	5,977,846

Silgan Holdings, Inc.	164,580	5,036,148

Westrock Co.	93,700	3,417,239

		14,431,233

Distributors — 0.7%

Genuine Parts Co.	30,849	3,195,339

INVESTMENTS	SHARES	VALUE($)

Electric Utilities — 3.6%

Edison International	32,890	2,217,115

Evergy, Inc.	79,160	4,761,474

Xcel Energy, Inc.	176,020	10,471,430

		17,450,019

Electrical Equipment — 2.5%

Acuity Brands, Inc.	31,850	4,392,434

AMETEK, Inc.	56,710	5,151,536

Hubbell, Inc.	21,860	2,850,544

		12,394,514

Electronic Equipment, Instruments & Components — 4.1%

Amphenol Corp., Class A	51,890	4,978,327

Arrow Electronics, Inc. *	75,240	5,362,355

CDW Corp.	60,370	6,701,070

Keysight Technologies, Inc. *	33,750	3,031,087

		20,072,839

Equity Real Estate Investment Trusts (REITs) — 12.2%

American Campus Communities, Inc.	58,870	2,717,439

American Homes 4 Rent, Class A	121,860	2,962,417

AvalonBay Communities, Inc.	32,160	6,534,269

Boston Properties, Inc.	46,240	5,964,960

Brixmor Property Group, Inc.	220,760	3,947,189

Essex Property Trust, Inc.	13,350	3,897,265

Federal Realty Investment Trust	39,600	5,098,896

JBG SMITH Properties	52,582	2,068,576

Kimco Realty Corp.	174,380	3,222,542

Outfront Media, Inc.	145,487	3,752,110

Rayonier, Inc.	121,655	3,686,146

Regency Centers Corp.	44,670	2,981,276

Ventas, Inc.	38,000	2,597,300

Vornado Realty Trust	80,064	5,132,102

Weyerhaeuser Co.	109,090	2,873,431

WP Carey, Inc.	29,450	2,390,751

		59,826,669

Food & Staples Retailing — 0.5%

Kroger Co. (The)	121,274	2,632,859

Food Products — 0.8%

Post Holdings, Inc. *	39,571	4,114,197

Gas Utilities — 1.0%

National Fuel Gas Co.	89,660	4,729,565

Health Care Equipment & Supplies — 1.2%

Zimmer Biomet Holdings, Inc.	50,440	5,938,806

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Health Care Providers & Services — 5.5%

AmerisourceBergen Corp.	64,770	5,522,290

Cigna Corp.	27,770	4,375,164

Covetrus, Inc. *	15,608	381,772

Henry Schein, Inc. *	52,560	3,673,944

Humana, Inc.	8,250	2,188,725

Laboratory Corp. of America Holdings *	32,510	5,620,979

Universal Health Services, Inc., Class B	38,011	4,956,254

		26,719,128

Hotels, Restaurants & Leisure — 0.9%

Hilton Worldwide Holdings, Inc.	45,266	4,424,299

Household Durables — 1.5%

Mohawk Industries, Inc. *	39,560	5,833,913

Newell Brands, Inc.	101,499	1,565,115

		7,399,028

Household Products — 0.5%

Energizer Holdings, Inc.	66,830	2,582,311

Industrial Conglomerates — 0.6%

Carlisle Cos., Inc.	21,530	3,023,027

Insurance — 7.9%

Alleghany Corp. *	4,798	3,267,966

Hartford Financial Services Group, Inc. (The)	124,590	6,942,155

Lincoln National Corp.	55,170	3,555,706

Loews Corp.	181,470	9,920,965

Marsh & McLennan Cos., Inc.	44,060	4,394,985

Principal Financial Group, Inc.	21,220	1,229,062

Progressive Corp. (The)	58,280	4,658,320

Unum Group	35,920	1,205,116

WR Berkley Corp.	53,005	3,494,620

		38,668,895

Internet & Direct Marketing Retail — 1.5%

Expedia Group, Inc.	53,530	7,121,096

IT Services — 0.8%

Jack Henry & Associates, Inc.	30,910	4,139,467

Machinery — 3.0%

IDEX Corp.	30,260	5,208,957

Middleby Corp. (The) *	31,970	4,338,329

Snap-on, Inc.	31,630	5,239,193

		14,786,479

Media — 2.5%

CBS Corp. (Non-Voting), Class B	57,714	2,879,928

DISH Network Corp., Class A *	89,920	3,453,827

Liberty Broadband Corp., Class C *	22,680	2,363,710

Liberty Media Corp.-Liberty SiriusXM, Class C *	93,250	3,541,635

		12,239,100

INVESTMENTS	SHARES	VALUE($)

Multiline Retail — 1.3%

Kohl’s Corp.	79,620	3,785,931

Nordstrom, Inc.	83,730	2,667,638

		6,453,569

Multi-Utilities — 5.8%

CMS Energy Corp.	183,820	10,645,016

Sempra Energy	52,090	7,159,250

WEC Energy Group, Inc.	126,480	10,544,637

		28,348,903

Oil, Gas & Consumable Fuels — 5.9%

Cabot Oil & Gas Corp.	162,790	3,737,659

Diamondback Energy, Inc.	72,620	7,913,401

EQT Corp.	136,800	2,162,808

Equitrans Midstream Corp.	126,288	2,489,137

PBF Energy, Inc., Class A	106,000	3,317,800

Williams Cos., Inc. (The)	335,730	9,413,869

		29,034,674

Personal Products — 0.4%

Coty, Inc., Class A	133,402	1,787,587

Real Estate Management & Development — 1.5%

CBRE Group, Inc., Class A *	114,880	5,893,344

Cushman & Wakefield plc *	82,080	1,467,590

		7,360,934

Semiconductors & Semiconductor Equipment — 0.4%

Analog Devices, Inc.	19,570	2,208,866

Software — 1.0%

Synopsys, Inc. *	36,860	4,743,513

Specialty Retail — 4.0%

AutoZone, Inc. *	6,668	7,331,266

Best Buy Co., Inc.	66,230	4,618,218

Gap, Inc. (The)	173,930	3,125,522

Tiffany & Co.	47,350	4,433,854

		19,508,860

Textiles, Apparel & Luxury Goods — 1.6%

PVH Corp.	41,800	3,955,952

Ralph Lauren Corp.	33,390	3,792,770

		7,748,722

Trading Companies & Distributors — 0.7%

MSC Industrial Direct Co., Inc., Class A	45,450	3,375,117

Total Common Stocks (Cost $290,255,533)		471,134,759

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 3.3%

Investment Companies — 3.3%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.25% (a) (b) (Cost $15,922,465)	15,922,465	15,922,465

Total Investments — 99.7% (Cost $306,177,998)		487,057,224
Other Assets Less Liabilities — 0.3%		1,489,981

NET ASSETS — 100.0%		$488,547,205

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$471,134,759
Investments in affiliates, at value	15,922,465
Receivables:
Investment securities sold	1,595,123
Portfolio shares sold	49,457
Dividends from non-affiliates	724,173
Dividends from affiliates	30,254
Securities lending income (See Note 2.B.)	34

Total Assets	489,456,265

LIABILITIES:
Payables:
Investment securities purchased	278,529
Portfolio shares redeemed	259,123
Accrued liabilities:
Investment advisory fees	256,389
Administration fees	29,870
Custodian and accounting fees	9,467
Trustees’ and Chief Compliance Officer’s fees	189
Printing & Postage fees	55,958
Other	19,535

Total Liabilities	909,060

Net Assets	$488,547,205

NET ASSETS:
Paid-in-Capital	$293,006,746
Total distributable earnings (loss)	195,540,459

Total Net Assets	$488,547,205

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):	44,287,461
Net asset value, offering and redemption price per share (a):	$11.03
Cost of investments in non-affiliates	$290,255,533
Cost of investments in affiliates	15,922,465

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2019 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio
INVESTMENT INCOME:
Interest income from affiliates	$23
Dividend income from non-affiliates	4,834,801
Dividend income from affiliates	121,559
Income from securities lending (net) (See Note 2.B.)	1,402

Total investment income	4,957,785

EXPENSES:
Investment advisory fees	1,565,576
Administration fees	180,559
Custodian and accounting fees	14,994
Professional fees	29,746
Trustees’ and Chief Compliance Officer’s fees	13,782
Printing and mailing costs	21,602
Transfer agency fees	3,048
Other	20,439

Total expenses	1,849,746

Less fees waived	(9,311)

Net expenses	1,840,435

Net investment income (loss)	3,117,350

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	14,602,570
Change in net unrealized appreciation/depreciation on investments in non-affiliates	62,663,254

Net realized/unrealized gains (losses)	77,265,824

Change in net assets resulting from operations	$80,383,174

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	9

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,117,350	$7,654,216
Net realized gain (loss)	14,602,570	32,264,800
Change in net unrealized appreciation/depreciation	62,663,254	(100,081,688)

Change in net assets resulting from operations	80,383,174	(60,162,672)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(40,130,971)	(13,937,911)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,332,379	(52,456,584)

NET ASSETS:
Change in net assets	42,584,582	(126,557,167)
Beginning of period	445,962,623	572,519,790

End of period	$488,547,205	$445,962,623

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$17,013,188	$54,893,870
Distributions reinvested	40,130,971	13,937,911
Cost of shares redeemed	(54,811,780)	(121,288,365)

Change in net assets resulting from capital transactions	$2,332,379	$(52,456,584)

SHARE TRANSACTIONS:
Issued	1,510,134	4,755,656
Reinvested	3,736,589	1,220,483
Redeemed	(4,866,738)	(10,462,849)

Change in Shares	379,985	(4,486,710)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Mid Cap Value Portfolio
Six Months Ended June 30, 2019 (Unaudited)	$10.16	$0.07	(f)	$1.77	$1.84	$(0.19)	$(0.78)	$(0.97)
Year Ended December 31, 2018	11.83	0.17	(f)	(1.54)	(1.37)	(0.11)	(0.19)	(0.30)
Year Ended December 31, 2017	10.98	0.11	(f)	1.34	1.45	(0.09)	(0.51)	(0.60)
Year Ended December 31, 2016	10.19	0.10	(f)	1.33	1.43	(0.09)	(0.55)	(0.64)
Year Ended December 31, 2015	11.41	0.09	(f)	(0.34)	(0.25)	(0.11)	(0.86)	(0.97)
Year Ended December 31, 2014	10.57	0.11	(g)	1.41	1.52	(0.09)	(0.59)	(0.68)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Calculated based upon average shares outstanding.
(g)

Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.08 and the net investment income (loss) ratio would have been 0.77%.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)(d)	Net assets, end of period	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.03	18.39%	$488,547,205	0.76%	1.29%		0.77%	4%
10.16	(11.84)	445,962,623	0.76	1.43		0.77	13
11.83	13.76	572,519,790	0.77	0.95		0.78	14
10.98	14.69	544,169,517	0.77	0.95		0.78	28
10.19	(2.66)	436,189,204	0.77	0.87		0.77	17
11.41	15.11	466,265,863	0.79	1.03	(g)	0.79	25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Portfolio is calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$487,057,224	$—	$—	$487,057,224

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers into and out of level 3 for the six months ended June 30, 2019.

B. Securities Lending — Effective October 5, 2018, the Portfolio became authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Portfolio’s investment in JPMorgan U.S. Government Money Market Fund as follows:

$416

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

The Fund did not have any securities out on loan at June 30, 2019.

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

Security Description	Value at December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares (a)	$9,000,000	$—	$9,000,000	$—	$—	$—	—	$640	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	5,484,986	20,390,084	25,875,070	—	—	—	—	12,015	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.25% (a) (b)	5,445,508	36,518,074	26,041,117	—	—	15,922,465	15,922,465	121,559		—

Total	$19,930,494	$56,908,158	$60,916,187	$—	$—	$15,922,465		$134,214		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2019, the effective annualized rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

The Administrator waived Administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the six months ended June 30, 2019 and is in place until at least April 30, 2020.

In addition, certain affiliates of the Adviser participated in selling variable insurance contracts that included the Portfolio as an investment option to variable insurance contract owners who hold such contracts in retirement plans and/or individual retirement accounts (“covered sales”). The Adviser, Administrator and/or Distributor voluntarily waived certain fees to which they were otherwise entitled with respect to covered sales in order to avoid potential conflicts of interest that may have arose under the United States Department of Labor’s revised regulations defining fiduciary advice. The amount of the covered sales waiver was based upon fees payable to the Adviser, the Administrator, the Distributor and JPMCB, as custodian and fund accounting agent, that the Adviser can attribute to assets in the Portfolio as a result of covered sales.

For the six months ended June 30, 2019, the Portfolio’s service providers did not waive/reimburse fees for the Portfolio. None of these parties expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser and/or the Administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2019 was $9,311.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$18,454,088	$64,432,465

During the six months ended June 30, 2019, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$306,177,998	$190,726,394	$9,847,168	$180,879,226

At June 30, 2019, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2019, the Portfolio had two individual shareholder and/or non-affiliated omnibus accounts which collectively owned 77.0% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Portfolio’s net assets or results of operation.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$1,183.90	$4.12	0.76%
Hypothetical	1,000.00	1,021.03	3.81	0.76

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	19

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Portfolio filed a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	SAN-JPMITMCVP-619

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2019 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

While the global economy slowed during the first half of 2019, financial markets rallied amid investor expectations that leading central banks would take action if global economic conditions continued to deteriorate. Even as growth slowed, the U.S. economic expansion become the longest on record by the end of the reporting period.

“U.S. equity prices rebounded from a sharp sell-off in December 2018 and pushed leading equity indexes to record highs in April and again in June 2019.” — Andrea L. Lisher

The U.S. economy generally outperformed other developed nations throughout the reporting period, even as U.S. gross domestic product (GDP) growth slowed to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. U.S. unemployment remained below 4% for all but one month of the reporting period and consumer sentiment remained relatively buoyant. U.S. equity prices rebounded from a sharp sell-off in December 2018 and pushed leading equity indexes to record highs in April and again in June 2019. For the six month reporting period, the S&P 500 Index returned 18.54%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a slight decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019 and manufacturing data weakened. However, the 7.5% euro area jobless rate for June 2019 was the lowest since the 2008-09 financial crisis.

In response to the slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth hit 1.8% in the first quarter of 2019. Political uncertainty surrounding negotiations for the U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the six month reporting period, the MSCI EAFE Index returned 14.49%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well as certain of its trading partners across Asia. During the first half of 2019, emerging markets equity and bonds generally benefitted from global investor appetite for higher yielding assets. The MSCI Emerging Markets Index returned 10.76% and the Bloomberg Barclays Emerging Markets Bond Index returned 9.39% for the reporting period.

Subsequent to the end of the reporting period, the U.S. Federal Reserve (the “Fed”) cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

Given this backdrop, we believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	16.52%
Russell 2000 Index	16.98%

Net Assets as of 6/30/2019	$192,192,617

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Overall, U.S. equity markets provided strong positive returns and outperformed both developed markets and emerging markets equity as well as global fixed income markets. U.S. equity prices were supported by low interest rates, relatively strong corporate earnings and continued economic growth, particularly in the U.S. Among U.S. equity markets, large cap and mid cap stocks generally outperformed small caps and growth stocks generally outperformed value stocks.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended June 30, 2019. The Portfolio’s security selection in the systems hardware and industrial cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Portfolio’s security selection in the pharmaceutical and health services & systems sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Owens & Minor Inc. and CommVault Systems Inc. and its underweight position in Array BioPharma Inc. Shares of Owens & Minor, a distributor of health care products, fell after the company reduced its dividend, reported lower-than-expected earnings for the fourth quarter of 2018 and issued a downbeat outlook. Shares of CommVault Systems, a provider of data protection and information management software, fell amid a broader decline in the data storage sector and after the company reported lower-than-expected earnings and revenue for if fiscal fourth quarter 2019. Shares of Array BioPharma, a drug development company not held in the Portfolio, rose after the company agreed to be acquired by Pfizer Inc. for $10.6 billion.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Sinclair Broadcast Group Inc., Rent-A-Center Inc. and Core-Mark Holding Co. Shares of Sinclair Broadcasting Group, a television broadcaster, rose after the company agreed to acquire 21 regional sports networks and Fox College Sports from Walt Disney Co. Shares of Rent-A-Center, a rent-to-own retail chain, rose after the company reported better-than-expected earnings and sales for the first quarter of 2019 and raised its forecast for the full year 2019. Shares of Core-Mark Holding, a distributor of goods to convenience stores, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2018 and reaffirmed its forecast for the full year 2019.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tech Data Corp.	1.2%
2.	Ensign Group, Inc. (The)	1.1
3.	First BanCorp (Puerto Rico)	1.1
4.	Meritor, Inc.	1.0
5.	Sinclair Broadcast Group, Inc., Class A	1.0
6.	Investors Bancorp, Inc.	1.0
7.	ABM Industries, Inc.	0.9
8.	Essent Group Ltd.	0.9
9.	Rent-A-Center, Inc.	0.9
10.	PennyMac Mortgage Investment Trust	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.2%
Health Care	16.6
Industrials	16.1
Information Technology	14.1
Consumer Discretionary	9.4
Real Estate	7.3
Materials	3.8
Energy	3.5
Utilities	3.1
Consumer Staples	2.9
Communication Services	2.7
Investment of cash collateral from securities loaned	1.6
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Portfolio’s composition is subject to change.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	16.57%	(4.96)%	6.86%	14.25%
CLASS 2 SHARES	April 24, 2009	16.41	(5.26)	6.57	13.94

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 95.6%

Aerospace & Defense — 0.9%

Moog, Inc., Class A	2,400	224,664

Parsons Corp. *	12,500	460,750

Vectrus, Inc. *	25,100	1,018,056

		1,703,470

Airlines — 0.9%

SkyWest, Inc.	17,800	1,079,926

Spirit Airlines, Inc. *	13,900	663,447

		1,743,373

Auto Components — 1.0%

American Axle & Manufacturing Holdings, Inc. *	59,800	763,048

Dana, Inc.	53,200	1,060,808

Modine Manufacturing Co. *	3,800	54,378

Tower International, Inc.	3,600	70,200

		1,948,434

Banks — 9.7%

Bancorp, Inc. (The) *	33,900	302,388

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	15,900	539,964

BankFinancial Corp.	3,000	41,970

Cathay General Bancorp	5,700	204,687

Central Valley Community Bancorp	2,200	47,234

Community Trust Bancorp, Inc.	1,064	44,996

ConnectOne Bancorp, Inc.	17,100	387,486

Customers Bancorp, Inc. *	30,400	638,400

East West Bancorp, Inc.	2,455	114,820

Enterprise Financial Services Corp.	1,100	45,760

Fidelity Southern Corp.	10,044	311,063

Financial Institutions, Inc.	12,900	376,035

First BanCorp (Puerto Rico)	184,600	2,037,984

First Bank	3,300	38,742

First Business Financial Services, Inc.	3,300	77,550

First Choice Bancorp	900	20,466

First Community Bankshares, Inc.	4,000	135,040

First Financial Bancorp	4,001	96,904

First Merchants Corp.	7,400	280,460

Hancock Whitney Corp.	27,100	1,085,626

Hanmi Financial Corp.	23,825	530,583

IBERIABANK Corp.	17,275	1,310,309

Investors Bancorp, Inc.	161,700	1,802,955

NBT Bancorp, Inc.	2,271	85,185

Northeast Bank	2,900	79,982

Pacific Mercantile Bancorp *	3,500	28,875

Pacific Premier Bancorp, Inc.	40,400	1,247,552

INVESTMENTS	SHARES	VALUE($)

Banks — continued

PacWest Bancorp	17,333	673,040

People’s United Financial, Inc.	14,800	248,344

Popular, Inc. (Puerto Rico)	8,100	439,344

Premier Financial Bancorp, Inc.	1,800	27,000

Shore Bancshares, Inc.	4,400	71,896

Sierra Bancorp	2,050	55,596

Signature Bank	9,500	1,147,980

TCF Financial Corp.	78,700	1,636,173

Towne Bank	1,277	34,837

TriCo Bancshares	3,100	117,180

Umpqua Holdings Corp.	55,900	927,381

United Community Banks, Inc.	12,600	359,856

Wintrust Financial Corp.	13,400	980,344

		18,631,987

Beverages — 0.8%

Coca-Cola Consolidated, Inc.	5,100	1,526,175

Biotechnology — 6.3%

Acorda Therapeutics, Inc. *	6,700	51,389

Aduro Biotech, Inc. *	129,900	200,046

Akebia Therapeutics, Inc. *	24,300	117,612

Alector, Inc. *	23,300	442,700

AMAG Pharmaceuticals, Inc. *	5,000	49,950

Amicus Therapeutics, Inc. *	40,700	507,936

AnaptysBio, Inc. *	4,400	248,248

Arrowhead Pharmaceuticals, Inc. *	26,300	696,950

Assembly Biosciences, Inc. *	18,500	249,565

Atara Biotherapeutics, Inc. *	3,600	72,396

Audentes Therapeutics, Inc. *	10,400	393,744

Bluebird Bio, Inc. *	2,700	343,440

Blueprint Medicines Corp. *	8,700	820,671

Bridgebio Pharma, Inc. *	10,100	272,397

Cara Therapeutics, Inc. * (a)	11,900	255,850

Catalyst Pharmaceuticals, Inc. *	85,500	328,320

Coherus Biosciences, Inc. *	26,200	579,020

Concert Pharmaceuticals, Inc. *	13,400	160,800

Dicerna Pharmaceuticals, Inc. *	40,300	634,725

Esperion Therapeutics, Inc. *	6,100	283,772

FibroGen, Inc. *	8,700	393,066

Gritstone Oncology, Inc. * (a)	5,900	65,726

Heron Therapeutics, Inc. *	17,800	330,902

Homology Medicines, Inc. *	15,800	309,206

Immunomedics, Inc. * (a)	33,600	466,032

Insmed, Inc. *	18,500	473,600

Jounce Therapeutics, Inc. *	16,700	82,665

Kura Oncology, Inc. *	2,300	45,287

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Biotechnology — continued

MeiraGTx Holdings plc *	12,732	342,236

Principia Biopharma, Inc. *	700	23,233

Ra Pharmaceuticals, Inc. *	22,000	661,540

Radius Health, Inc. *	2,100	51,156

Rhythm Pharmaceuticals, Inc. *	10,500	231,000

Sage Therapeutics, Inc. *	2,025	370,757

Sarepta Therapeutics, Inc. *	3,900	592,605

Sutro Biopharma, Inc. *	4,900	55,762

Syros Pharmaceuticals, Inc. *	37,300	345,398

TCR2 Therapeutics, Inc. * (a)	9,900	141,669

Twist Bioscience Corp. *	3,000	87,030

Xencor, Inc. *	7,900	323,347

Y-mAbs Therapeutics, Inc. *	1,500	34,305

		12,136,053

Building Products — 1.1%

Builders FirstSource, Inc. *	60,900	1,026,774

Insteel Industries, Inc.	1,600	33,312

Masonite International Corp. *	3,900	205,452

Universal Forest Products, Inc.	23,500	894,410

		2,159,948

Capital Markets — 1.7%

BGC Partners, Inc., Class A	13,900	72,697

Blucora, Inc. *	38,800	1,178,356

BrightSphere Investment Group plc	96,200	1,097,642

Federated Investors, Inc., Class B	20,800	676,000

Houlihan Lokey, Inc.	5,800	258,274

Pzena Investment Management, Inc., Class A	4,800	41,232

		3,324,201

Chemicals — 1.6%

AdvanSix, Inc. *	8,900	217,427

FutureFuel Corp.	12,900	150,801

Kraton Corp. *	13,000	403,910

OMNOVA Solutions, Inc. *	20,500	127,715

Rayonier Advanced Materials, Inc.	3,800	24,662

Stepan Co.	7,400	680,134

Trinseo SA	33,300	1,409,922

Valhi, Inc.	15,400	45,738

		3,060,309

Commercial Services & Supplies — 3.0%

ABM Industries, Inc.	43,200	1,728,001

ACCO Brands Corp.	159,900	1,258,413

Herman Miller, Inc.	1,900	84,930

Kimball International, Inc., Class B	18,200	317,226

INVESTMENTS	SHARES	VALUE($)

Commercial Services & Supplies — continued

Knoll, Inc.	42,400	974,352

LSC Communications, Inc.	37,200	136,524

Quad/Graphics, Inc. (a)	20,900	165,319

RR Donnelley & Sons Co.	40,800	80,376

Steelcase, Inc., Class A	16,900	288,990

UniFirst Corp.	4,000	754,280

		5,788,411

Communications Equipment — 1.6%

Acacia Communications, Inc. *	7,300	344,268

Aerohive Networks, Inc. *	57,500	254,725

Cambium Networks Corp. *	48,000	460,320

Ciena Corp. *	26,650	1,096,115

Extreme Networks, Inc. *	32,300	208,981

Lumentum Holdings, Inc. *	13,800	737,058

		3,101,467

Construction & Engineering — 1.9%

Comfort Systems USA, Inc.	9,600	489,504

EMCOR Group, Inc.	16,575	1,460,257

Great Lakes Dredge & Dock Corp. *	79,600	878,784

MasTec, Inc. *	6,900	355,557

Sterling Construction Co., Inc. *	26,900	360,998

Tutor Perini Corp. *	9,218	127,854

		3,672,954

Consumer Finance — 0.1%

Enova International, Inc. *	8,300	191,315

Containers & Packaging — 0.1%

Berry Global Group, Inc. *	2,159	113,542

Distributors — 0.8%

Core-Mark Holding Co., Inc.	39,600	1,572,912

Greenlane Holdings, Inc., Class A *	800	7,672

		1,580,584

Diversified Consumer Services — 0.6%

American Public Education, Inc. *	5,700	168,606

K12, Inc. *	34,400	1,046,104

		1,214,710

Diversified Financial Services — 0.0% (b)

Marlin Business Services Corp.	2,100	52,353

Diversified Telecommunication Services — 0.1%

Ooma, Inc. *	21,900	229,512

Electric Utilities — 1.7%

IDACORP, Inc.	4,000	401,720

MGE Energy, Inc.	2,550	186,354

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Electric Utilities — continued

PNM Resources, Inc.	14,000	712,740

Portland General Electric Co.	22,375	1,212,054

Spark Energy, Inc., Class A	63,100	706,089

		3,218,957

Electrical Equipment — 1.0%

Atkore International Group, Inc. *	33,200	858,884

Encore Wire Corp.	5,700	333,906

Generac Holdings, Inc. *	8,000	555,280

Regal Beloit Corp.	2,500	204,275

		1,952,345

Electronic Equipment, Instruments & Components — 4.0%

Benchmark Electronics, Inc.	23,900	600,368

Fabrinet (Thailand) *	8,500	422,195

Insight Enterprises, Inc. *	11,000	640,200

KEMET Corp.	34,200	643,302

Kimball Electronics, Inc. *	17,925	291,102

Methode Electronics, Inc.	33,400	954,238

Sanmina Corp. *	44,100	1,335,348

Tech Data Corp. *	21,100	2,207,060

Vishay Intertechnology, Inc.	24,000	396,480

Vishay Precision Group, Inc. *	6,700	272,221

		7,762,514

Energy Equipment & Services — 1.0%

FTS International, Inc. *	66,800	372,744

Matrix Service Co. *	18,200	368,732

Nine Energy Service, Inc. *	14,300	247,819

ProPetro Holding Corp. *	14,700	304,290

RigNet, Inc. *	15,100	152,208

Select Energy Services, Inc., Class A *	39,700	460,917

		1,906,710

Equity Real Estate Investment Trusts (REITs) — 6.7%

American Assets Trust, Inc.	3,600	169,632

Americold Realty Trust	49,300	1,598,306

Armada Hoffler Properties, Inc.	56,600	936,730

Ashford Hospitality Trust, Inc.	7,300	21,681

Braemar Hotels & Resorts, Inc.	19,100	189,090

Chatham Lodging Trust	6,500	122,655

CoreCivic, Inc.	31,100	645,636

CorEnergy Infrastructure Trust, Inc. (a)	600	23,796

CorePoint Lodging, Inc.	25,500	315,945

CoreSite Realty Corp.	4,000	460,680

Cousins Properties, Inc.	37,060	1,340,460

DiamondRock Hospitality Co.	24,900	257,466

INVESTMENTS	SHARES	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued

First Industrial Realty Trust, Inc.	30,700	1,127,918

GEO Group, Inc. (The)	56,150	1,179,711

Getty Realty Corp.	2,800	86,128

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	15,200	428,336

Highwoods Properties, Inc.	1,900	78,470

Hudson Pacific Properties, Inc.	7,500	249,525

Jernigan Capital, Inc.	1,600	32,800

New Senior Investment Group, Inc.	99,600	669,312

Rexford Industrial Realty, Inc.	10,300	415,811

RLJ Lodging Trust	15,100	267,874

Sun Communities, Inc.	1,900	243,561

Sunstone Hotel Investors, Inc.	49,925	684,472

Uniti Group, Inc.	1,200	11,400

Urban Edge Properties	9,100	157,703

Xenia Hotels & Resorts, Inc.	53,800	1,121,730

		12,836,828

Food & Staples Retailing — 1.0%

Grocery Outlet Holding Corp. *	8,400	276,192

Performance Food Group Co. *	32,400	1,296,972

SpartanNash Co.	5,780	67,453

US Foods Holding Corp. *	6,500	232,440

		1,873,057

Food Products — 1.0%

Pilgrim’s Pride Corp. *	19,900	505,261

Sanderson Farms, Inc.	8,900	1,215,384

TreeHouse Foods, Inc. *	1,800	97,380

		1,818,025

Gas Utilities — 1.0%

New Jersey Resources Corp.	16,800	836,136

ONE Gas, Inc.	3,300	297,990

Southwest Gas Holdings, Inc.	9,000	806,580

		1,940,706

Health Care Equipment & Supplies — 3.2%

Axonics Modulation Technologies, Inc. *	20,600	843,982

CONMED Corp.	2,300	196,811

Globus Medical, Inc., Class A *	3,900	164,970

Haemonetics Corp. *	8,000	962,720

Integer Holdings Corp. *	19,000	1,594,480

Lantheus Holdings, Inc. *	49,100	1,389,530

Masimo Corp. *	2,300	342,286

OraSure Technologies, Inc. *	31,500	292,320

Tandem Diabetes Care, Inc. *	6,700	432,284

		6,219,383

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Health Care Providers & Services — 4.7%

Addus HomeCare Corp. *	4,800	359,760

Amedisys, Inc. *	2,400	291,384

American Renal Associates Holdings, Inc. *	9,400	69,936

Cross Country Healthcare, Inc. *	61,500	576,870

Encompass Health Corp.	5,700	361,152

Ensign Group, Inc. (The)	37,200	2,117,424

Guardant Health, Inc. *	2,200	189,926

LHC Group, Inc. *	2,300	275,034

Magellan Health, Inc. *	14,100	1,046,643

Molina Healthcare, Inc. *	8,750	1,252,475

Owens & Minor, Inc.	137,700	440,640

Patterson Cos., Inc.	16,100	368,690

RadNet, Inc. *	21,400	295,106

Tenet Healthcare Corp. *	41,200	851,192

Triple-S Management Corp., Class B (Puerto Rico) *	23,254	554,608

		9,050,840

Health Care Technology — 0.2%

Omnicell, Inc. *	3,500	301,105

Hotels, Restaurants & Leisure — 0.9%

Bloomin’ Brands, Inc.	26,200	495,442

Boyd Gaming Corp.	17,200	463,368

Marriott Vacations Worldwide Corp.	5,200	501,280

Penn National Gaming, Inc. *	8,336	160,551

Red Robin Gourmet Burgers, Inc. *	1,200	36,684

Texas Roadhouse, Inc.	1,500	80,505

		1,737,830

Household Durables — 1.6%

Bassett Furniture Industries, Inc.	3,700	56,425

Hamilton Beach Brands Holding Co., Class A	2,500	47,625

Helen of Troy Ltd. *	1,200	156,708

Hooker Furniture Corp.	6,300	129,906

KB Home	23,300	599,509

Lifetime Brands, Inc.	9,000	85,140

MDC Holdings, Inc.	19,400	635,932

Taylor Morrison Home Corp., Class A *	60,500	1,268,080

		2,979,325

Household Products — 0.2%

Central Garden & Pet Co., Class A *	11,700	288,288

Independent Power and Renewable Electricity Producers — 0.1%

Atlantic Power Corp. *	33,100	80,102

Vistra Energy Corp.	6,741	152,616

		232,718

INVESTMENTS	SHARES	VALUE($)

Insurance — 1.0%

American Equity Investment Life Holding Co.	25,300	687,148

FedNat Holding Co.	7,700	109,879

First American Financial Corp.	8,100	434,970

Heritage Insurance Holdings, Inc.	2,600	40,066

National General Holdings Corp.	3,900	89,466

Selective Insurance Group, Inc.	2,700	202,203

Third Point Reinsurance Ltd. (Bermuda) *	30,900	318,888

		1,882,620

Internet & Direct Marketing Retail — 0.6%

Groupon, Inc. *	57,200	204,776

Liberty Expedia Holdings, Inc., Class A *	21,600	1,032,264

		1,237,040

IT Services — 2.0%

KBR, Inc.	40,500	1,010,070

Limelight Networks, Inc. *	170,800	461,160

ManTech International Corp., Class A	2,500	164,625

MAXIMUS, Inc.	1,500	108,810

NIC, Inc.	30,000	481,200

Perspecta, Inc.	50,600	1,184,546

Virtusa Corp. *	9,100	404,313

		3,814,724

Life Sciences Tools & Services — 0.3%

Adaptive Biotechnologies Corp. *	7,200	347,760

Personalis, Inc. *	8,400	228,060

		575,820

Machinery — 3.0%

Columbus McKinnon Corp.	13,600	570,792

Federal Signal Corp.	11,200	299,600

Graham Corp.	3,400	68,714

Hillenbrand, Inc.	18,700	739,959

Hurco Cos., Inc.	4,300	152,908

Hyster-Yale Materials Handling, Inc.	2,900	160,254

Meritor, Inc. *	79,000	1,915,750

Park-Ohio Holdings Corp.	2,700	87,993

TriMas Corp. *	6,900	213,693

Wabash National Corp.	91,100	1,482,197

		5,691,860

Media — 2.6%

EW Scripps Co. (The), Class A	3,500	53,515

Fluent, Inc. *	50,100	269,538

Gray Television, Inc. *	27,000	442,530

Liberty Latin America Ltd., Class A (Chile) *	49,300	849,439

Meredith Corp.	12,500	688,250

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Media — continued

Nexstar Media Group, Inc., Class A	8,400	848,400

Sinclair Broadcast Group, Inc., Class A	34,200	1,834,146

		4,985,818

Metals & Mining — 0.7%

Commercial Metals Co.	13,300	237,405

Ramaco Resources, Inc. *	14,600	77,672

Ryerson Holding Corp. *	9,900	82,467

Warrior Met Coal, Inc.	33,200	867,184

		1,264,728

Mortgage Real Estate Investment Trusts (REITs) — 1.2%

AG Mortgage Investment Trust, Inc.	7,300	116,070

PennyMac Mortgage Investment Trust	75,700	1,652,531

Redwood Trust, Inc.	30,600	505,818

		2,274,419

Multi-Utilities — 0.2%

Black Hills Corp.	5,500	429,935

Oil, Gas & Consumable Fuels — 2.5%

Abraxas Petroleum Corp. *	91,000	93,730

Arch Coal, Inc., Class A	4,300	405,103

CONSOL Energy, Inc. *	5,100	135,711

CVR Energy, Inc.	14,500	724,855

Delek US Holdings, Inc.	36,500	1,478,980

Denbury Resources, Inc. * (a)	201,500	249,860

Gulfport Energy Corp. *	54,900	269,559

Hallador Energy Co.	3,200	18,016

Midstates Petroleum Co., Inc. *	22,100	130,169

Peabody Energy Corp.	14,300	344,630

Renewable Energy Group, Inc. *	24,800	393,328

REX American Resources Corp. *	300	21,870

W&T Offshore, Inc. *	89,400	443,424

		4,709,235

Paper & Forest Products — 1.5%

Boise Cascade Co.	26,400	742,104

Louisiana-Pacific Corp.	39,100	1,025,202

Schweitzer-Mauduit International, Inc.	22,000	729,960

Verso Corp., Class A *	20,000	381,000

		2,878,266

Pharmaceuticals — 1.8%

Aclaris Therapeutics, Inc. *	17,400	38,106

Arvinas, Inc. * (a)	400	8,796

Dermira, Inc. * (a)	40,800	390,048

Horizon Therapeutics plc *	29,600	712,176

INVESTMENTS	SHARES	VALUE($)

Pharmaceuticals — continued

Lannett Co., Inc. * (a)	60,800	368,448

Mallinckrodt plc * (a)	31,000	284,580

Medicines Co. (The) * (a)	20,700	754,929

Menlo Therapeutics, Inc. *	39,300	235,407

Phibro Animal Health Corp., Class A	7,100	225,567

Revance Therapeutics, Inc. *	3,500	45,395

TherapeuticsMD, Inc. * (a)	69,300	180,180

Zynerba Pharmaceuticals, Inc. * (a)	8,105	109,823

		3,353,455

Professional Services — 2.4%

Acacia Research Corp. *	8,900	26,344

Barrett Business Services, Inc.	18,000	1,486,800

CBIZ, Inc. *	20,900	409,431

CRA International, Inc.	3,400	130,322

Heidrick & Struggles International, Inc.	6,400	191,808

Insperity, Inc.	9,900	1,209,186

Kelly Services, Inc., Class A	1,200	31,428

Korn Ferry	4,100	164,287

TriNet Group, Inc. *	3,700	250,860

TrueBlue, Inc. *	34,600	763,276

		4,663,742

Real Estate Management & Development — 0.5%

Cushman & Wakefield plc *	35,500	634,740

HFF, Inc., Class A	8,100	368,388

		1,003,128

Road & Rail — 0.7%

ArcBest Corp.	27,800	781,458

Avis Budget Group, Inc. *	5,400	189,864

Covenant Transportation Group, Inc., Class A *	3,100	45,601

Schneider National, Inc., Class B	7,100	129,504

YRC Worldwide, Inc. *	65,911	265,621

		1,412,048

Semiconductors & Semiconductor Equipment — 1.9%

Advanced Energy Industries, Inc. *	9,200	517,684

Alpha & Omega Semiconductor Ltd. *	20,050	187,267

Cirrus Logic, Inc. *	21,300	930,810

Cohu, Inc.	21,200	327,116

Ichor Holdings Ltd. * (a)	14,900	352,236

Rambus, Inc. *	47,900	576,716

Rudolph Technologies, Inc. *	20,900	577,467

Ultra Clean Holdings, Inc. *	18,500	257,520

		3,726,816

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Software — 4.3%

ACI Worldwide, Inc. *	13,300	456,722

Alteryx, Inc., Class A *	5,500	600,160

Avaya Holdings Corp. *	11,100	132,201

Bottomline Technologies DE, Inc. *	4,100	181,384

CommVault Systems, Inc. *	22,100	1,096,602

Cornerstone OnDemand, Inc. *	20,200	1,170,186

Crowdstrike Holdings, Inc., Class A *	9,300	635,097

MicroStrategy, Inc., Class A *	1,900	272,289

Pagerduty, Inc. * (a)	6,900	324,645

Paylocity Holding Corp. *	9,350	877,217

Progress Software Corp.	34,200	1,491,804

SPS Commerce, Inc. *	2,600	265,746

SVMK, Inc. *	11,700	193,167

Zscaler, Inc. *	7,400	567,136

		8,264,356

Specialty Retail — 2.9%

Barnes & Noble Education, Inc. *	72,300	242,928

Designer Brands, Inc., Class A	14,600	279,882

Hibbett Sports, Inc. *	38,500	700,700

Lithia Motors, Inc., Class A	7,100	843,338

Office Depot, Inc.	617,414	1,271,873

Rent-A-Center, Inc. *	62,300	1,659,049

Signet Jewelers Ltd.	3,000	53,640

Zumiez, Inc. *	20,300	529,830

		5,581,240

Technology Hardware, Storage & Peripherals — 0.0% (b)

Immersion Corp. *	9,700	73,817

Textiles, Apparel & Luxury Goods — 0.8%

Deckers Outdoor Corp. *	8,600	1,513,342

Thrifts & Mortgage Finance — 3.3%

Essent Group Ltd. *	35,600	1,672,844

FS Bancorp, Inc.	1,200	62,244

HomeStreet, Inc. *	6,600	195,624

Luther Burbank Corp.	8,900	96,921

MGIC Investment Corp. *	123,000	1,616,220

OceanFirst Financial Corp.	8,400	208,740

PennyMac Financial Services, Inc.	6,100	135,298

Radian Group, Inc.	43,500	993,975

Walker & Dunlop, Inc.	23,700	1,261,077

		6,242,943

Trading Companies & Distributors — 0.9%

Aircastle Ltd.	13,600	289,136

Applied Industrial Technologies, Inc.	6,000	369,180

INVESTMENTS	SHARES	VALUE($)

Trading Companies & Distributors — continued

MRC Global, Inc. *	48,200	825,184

Rush Enterprises, Inc., Class A	2,500	91,300

Veritiv Corp. *	9,000	174,780

		1,749,580

Water Utilities — 0.0% (b)

Consolidated Water Co. Ltd. (Cayman Islands)	1,800	25,668

Total Common Stocks (Cost $157,961,270)		183,652,029

	NO. OF WARRANTS
Warrants — 0.0%

Consumer Finance — 0.0%

Emergent Capital, Inc.

expiring 10/1/2019, price 10.75 USD * (Cost $—)	355	—

	SHARES
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.25% (c) (d) (Cost $3,254,461)	3,254,461	3,254,461

Investment of Cash Collateral from Securities Loaned — 1.5%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (c) (d) (Cost $2,958,719)	2,958,719	2,958,719

Total Investments — 98.8% (Cost $164,174,450)		189,865,209
Other Assets Less Liabilities — 1.2%		2,327,408

NET ASSETS — 100.0%		$192,192,617

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is $2,779,661.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	106	09/2019	USD	8,308,810	37,322

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$183,652,029
Investments in affiliates, at value	3,254,461
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	2,958,719
Cash	945
Deposits at broker for futures contracts	270,700
Receivables:
Investment securities sold	6,708,779
Portfolio shares sold	14,062
Dividends from non-affiliates	174,113
Dividends from affiliates	6,590
Securities lending income (See Note 2.C.)	3,252
Variation margin on futures contracts	17,847

Total Assets	197,061,497

LIABILITIES:
Payables:
Investment securities purchased	1,634,566
Collateral received on securities loaned (See Note 2.C.)	2,958,719
Portfolio shares redeemed	113,981
Accrued liabilities:
Investment advisory fees	98,639
Administration fees	11,480
Distribution fees	286
Custodian and accounting fees	12,934
Trustees’ and Chief Compliance Officer’s fees	607
Other	37,668

Total Liabilities	4,868,880

Net Assets	$192,192,617

NET ASSETS:
Paid-in-Capital	$160,531,878
Total distributable earnings (loss)	31,660,739

Total Net Assets	$192,192,617

Net Assets:
Class 1	$190,754,891
Class 2	1,437,726

Total	$192,192,617

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	8,850,263
Class 2	67,341

Net Asset Value, offering and redemption price per share (a):
Class 1	$21.55
Class 2	21.35

Cost of investments in non-affiliates	$157,961,270
Cost of investments in affiliates	3,254,461
Investment securities on loan, at value (See Note 2.C.)	2,779,661
Cost of investment of cash collateral (See Note 2.C.)	2,958,719

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2019 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$3,937
Interest income from affiliates	178
Dividend income from non-affiliates	1,269,908
Dividend income from affiliates	52,452
Income from securities lending (net) (See Note 2.C.)	17,668

Total investment income	1,344,143

EXPENSES:
Investment advisory fees	580,239
Administration fees	66,882
Distribution fees — Class 2	1,589
Custodian and accounting fees	26,385
Professional fees	28,741
Trustees’ and Chief Compliance Officer’s fees	13,678
Printing and mailing costs	17,506
Transfer agency fees — Class 1	2,158
Transfer agency fees — Class 2	161
Other	8,508

Total expenses	745,847

Less fees waived	(6,170)

Net expenses	739,677

Net investment income (loss)	604,466

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,523,277
Futures contracts	561,097

Net realized gain (loss)	6,084,374

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	18,612,028
Futures contracts	104,453

Change in net unrealized appreciation/depreciation	18,716,481

Net realized/unrealized gains (losses)	24,800,855

Change in net assets resulting from operations	$25,405,321

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Small Cap Core Portfolio
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$604,466	$891,588
Net realized gain (loss)	6,084,374	22,010,915
Change in net unrealized appreciation/depreciation	18,716,481	(43,254,928)

Change in net assets resulting from operations	25,405,321	(20,352,425)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(22,648,741)	(12,803,929)
Class 2	(168,786)	(74,744)

Total distributions to shareholders	(22,817,527)	(12,878,673)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	35,145,208	(2,605,999)

NET ASSETS:
Change in net assets	37,733,002	(35,837,097)
Beginning of period	154,459,615	190,296,712

End of period	$192,192,617	$154,459,615

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$33,909,047	$34,029,343
Distributions reinvested	22,648,741	12,803,929
Cost of shares redeemed	(21,821,927)	(49,573,895)

Change in net assets resulting from Class 1 capital transactions	$34,735,861	$(2,740,623)

Class 2
Proceeds from shares issued	$312,776	$631,138
Distributions reinvested	168,786	74,744
Cost of shares redeemed	(72,215)	(571,258)

Change in net assets resulting from Class 2 capital transactions	$409,347	$134,624

Total change in net assets resulting from capital transactions	$35,145,208	$(2,605,999)

SHARE TRANSACTIONS:
Class 1
Issued	1,411,412	1,349,757
Reinvested	1,099,987	495,892
Redeemed	(931,393)	(1,953,186)

Change in Class 1 Shares	1,580,006	(107,537)

Class 2
Issued	12,941	24,740
Reinvested	8,274	2,917
Redeemed	(3,176)	(22,051)

Change in Class 2 Shares	18,039	5,606

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Six Months Ended June 30, 2019 (Unaudited)	$21.10	$0.08	$3.27	$3.35	$(0.10)	$(2.80)	$(2.90)
Year Ended December 31, 2018	25.64	0.12	(2.85)	(2.73)	(0.10)	(1.71)	(1.81)
Year Ended December 31, 2017	22.49	0.10	3.30	3.40	(0.08)	(0.17)	(0.25)
Year Ended December 31, 2016	20.56	0.09	3.65	3.74	(0.11)	(1.70)	(1.81)
Year Ended December 31, 2015	24.06	0.13	(1.19)	(1.06)	(0.03)	(2.41)	(2.44)
Year Ended December 31, 2014	24.03	0.04	1.98	2.02	(0.03)	(1.96)	(1.99)

Class 2
Six Months Ended June 30, 2019 (Unaudited)	20.91	0.05	3.23	3.28	(0.04)	(2.80)	(2.84)
Year Ended December 31, 2018	25.41	0.05	(2.82)	(2.77)	(0.02)	(1.71)	(1.73)
Year Ended December 31, 2017	22.30	0.02	3.29	3.31	(0.03)	(0.17)	(0.20)
Year Ended December 31, 2016	20.38	0.04	3.62	3.66	(0.04)	(1.70)	(1.74)
Year Ended December 31, 2015	23.90	0.07	(1.18)	(1.11)	—	(2.41)	(2.41)
Year Ended December 31, 2014	23.91	(0.02)	1.97	1.95	—	(1.96)	(1.96)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)(e)	Net assets, end of period	Net expenses (f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.55	16.52%	$190,754,891	0.83%	0.68%	0.83%	47%
21.10	(11.93)	153,428,808	0.82	0.47	0.83	59
25.64	15.23	189,186,215	0.83	0.40	0.83	51
22.49	20.21	161,500,800	0.87	0.46	0.87	55
20.56	(5.28)	122,865,455	0.85	0.56	0.86	52
24.06	9.59	111,175,638	0.87	0.19	0.87	54

21.35	16.35	1,437,726	1.10	0.42	1.11	47
20.91	(12.15)	1,030,807	1.09	0.20	1.10	59
25.41	14.93	1,110,497	1.09	0.10	1.10	51
22.30	19.88	1,570,205	1.12	0.20	1.13	55
20.38	(5.55)	1,220,572	1.14	0.30	1.15	52
23.90	9.30	1,600,865	1.12	(0.09)	1.13	54

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$189,865,209	$—	(b)	$—	$189,865,209

Appreciation in Other Financial Instruments
Futures Contracts (a)	$37,322	$—		$—	$37,322

(a)	All portfolio holdings designated in level 1 and level 2 are disclosed individually on the SOI. Level 2 consists of warrants.
(b)	Value is zero.

There were no transfers into and out of level 3 for the six months ended June 30, 2019.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2019:

Futures Contracts — Equity:
Average Notional Balance Long	$6,080,392
Ending Notional Balance Long	8,308,810

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — Effective October 5, 2018, the Portfolio became authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI. At June 30, 2019, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
$2,779,661	$2,958,719	$2,958,719

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of June 30, 2019.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
$2,779,661	$(2,779,661)	$—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Portfolio’s investment in JPMorgan U.S. Government Money Market Fund as follows:

$1,205

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the six months ended June 30, 2019
Security Description	Value at December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31%(a)(b)	$4,600,040	$18,994,599	$20,635,920	$—	$—	$2,958,719	2,958,719	$38,380	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.25%(a)(b)	17,998,257	45,730,755	60,474,551	—	—	3,254,461	3,254,461	52,452		—

Total	$22,598,297	$64,725,354	$81,110,471	$—	$—	$6,213,180		$90,832		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2019, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreement was in effect for the six months ended June 30, 2019 and is in place until at least April 30, 2020.

In addition, certain affiliates of the Adviser participated in selling variable insurance contracts that included the Portfolio as an investment option to variable insurance contract owners who hold such contracts in retirement plans and/or individual retirement accounts (“covered sales”). The Adviser, Administrator and/or Distributor voluntarily waived certain fees to which they were otherwise entitled with respect to covered sales in order to avoid potential conflicts of interest that may have arose under the United States Department of Labor’s revised regulations defining fiduciary advice. The amount of the covered sales waiver was based upon fees payable to the Adviser, the Administrator, the Distributor and JPMCB, as custodian and fund accounting agent, that the Adviser can attribute to assets in the Portfolio as a result of covered sales.

For the six months ended June 30, 2019, the Portfolio’s service providers did not waive/reimburse fees for the Portfolio. None of these parties expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2019 was $6,170.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2019, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$92,892,656	$80,893,148

During the six months ended June 30, 2019, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$164,152,672	$37,898,931	$12,149,072	$25,749,859

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

At June 30, 2019, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2019, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts which owned 66.5% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Portfolio’s net assets or results of operation.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,165.20	$4.46	0.83%
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class 2
Actual	1,000.00	1,163.50	5.90	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Portfolio filed a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved June 2019.	SAN-JPMITSCCP-619

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2019 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

While the global economy slowed during the first half of 2019, financial markets rallied amid investor expectations that leading central banks would take action if global economic conditions continued to deteriorate. Even as growth slowed, the U.S. economic expansion become the longest on record by the end of the reporting period.

“U.S. equity prices rebounded from a sharp sell-off in December 2018 and pushed leading equity indexes to record highs in April and again in June 2019.” — Andrea L. Lisher

The U.S. economy generally outperformed other developed nations throughout the reporting period, even as U.S. gross domestic product (GDP) growth slowed to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. U.S. unemployment remained below 4% for all but one month of the reporting period and consumer sentiment remained relatively buoyant. U.S. equity prices rebounded from a sharp sell-off in December 2018 and pushed leading equity indexes to record highs in April and again in June 2019. For the six month reporting period, the S&P 500 Index returned 18.54%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a slight decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019 and manufacturing data weakened. However, the 7.5% euro area jobless rate for June 2019 was the lowest since the 2008-09 financial crisis.

In response to the slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth hit 1.8% in the first quarter of 2019. Political uncertainty surrounding negotiations for the U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the six month reporting period, the MSCI EAFE Index returned 14.49%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well as certain of its trading partners across Asia. During the first half of 2019, emerging markets equity and bonds generally benefitted from global investor appetite for higher yielding assets. The MSCI Emerging Markets Index returned 10.76% and the Bloomberg Barclays Emerging Markets Bond Index returned 9.39% for the reporting period.

Subsequent to the end of the reporting period, the U.S. Federal Reserve (the “Fed”) cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

Given this backdrop, we believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	18.52%
S&P 500 Index**	18.54%

Net Assets as of 6/30/2019	$111,114,489

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Overall, U.S. equity markets provided strong positive returns and outperformed both developed markets and emerging markets equity as well as global fixed income markets. U.S. equity prices were supported by low interest rates, relatively strong corporate earnings and continued economic growth, particularly in the U.S. Among U.S. equity markets, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks generally outperformed value stocks.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended June 30, 2019. The Portfolio’s security selection in both the health services & systems sector and the pharmaceutical/medical technology sector was a leading detractor from performance relative to the Benchmark. The Portfolio’s security selection in both the semiconductors & hardware sector and the industrial cyclical sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s underweight position in Facebook Inc. and its overweight positions in Salesforce.com Inc. and Cigna Corp. Shares of Facebook, a social media company, rose amid better-than-expected quarterly earnings and revenue. Shares of Salesforce.com, a provider of cloud-based software for businesses, fell ahead of the company’s $15.7 billion acquisition of Tableau Software Inc. Shares of Cigna, a health insurance provider, fell along with other health insurers amid investor concerns about health care policy proposals from Democratic Party presidential candidates.

Leading individual contributors to relative performance included the Portfolio’s underweight position in Berkshire Hathaway Inc. and its overweight positions in Charter Communications and Prologis Inc. Shares of Berkshire Hathaway, a diversified investment holding company that held a 27% stake in Kraft Heinz Co., fell after Kraft Heinz reported lower-than-expected results for the fourth quarter of 2018, reduced its quarterly dividend by 36% and disclosed a U.S. Securities and Exchange Commission investigation into the company’s accounting practices. Shares of Charter Communications, a cable provider of video, Internet and voice services, rose after the company reported better-than-expected revenue for the first quarter of 2019. Shares of Prologis, a real estate investment trust operating in the logistics and industrial sectors, rose after the company reported better-than-expected results for the first quarter of 2019 and raised its forecast for the full year 2019.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio’s largest overweight positions compared with the Benchmark was in the regional banks and telecommunications sectors and its largest underweight positions were in the big banks & brokers and the financial services sectors.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	5.8%
2.	Amazon.com, Inc.	4.1
3.	Coca-Cola Co. (The)	2.4
4.	Pfizer, Inc.	2.4
5.	Apple, Inc.	2.2
6.	Alphabet, Inc., Class A	2.2
7.	Mastercard, Inc., Class A	2.0
8.	salesforce.com, Inc.	1.9
9.	Charter Communications, Inc., Class A	1.9
10.	General Dynamics Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	21.8%
Health Care	13.7
Communication Services	11.8
Industrials	11.2
Consumer Discretionary	11.1
Financials	9.7
Consumer Staples	5.3
Energy	5.2
Utilities	3.7
Materials	2.4
Real Estate	2.3
Others (each less than 1.0%)	0.1
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2019. The Portfolio’s composition is subject to change.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	18.52%	9.22%	10.16%	14.39%
CLASS 2 SHARES	August 16, 2006	18.39	8.94	9.90	14.10

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.3%

Aerospace & Defense — 4.6%

Boeing Co. (The)	1,953	710,912

General Dynamics Corp.	11,314	2,057,111

Northrop Grumman Corp.	5,829	1,883,408

United Technologies Corp.	3,721	484,474

		5,135,905

Air Freight & Logistics — 0.2%

United Parcel Service, Inc., Class B	2,226	229,879

Airlines — 0.2%

Delta Air Lines, Inc.	3,287	186,537

Auto Components — 0.2%

BorgWarner, Inc.	4,515	189,540

Automobiles — 0.1%

Ford Motor Co.	10,432	106,719

Banks — 4.6%

Bank of America Corp.	27,758	804,982

Citigroup, Inc.	13,805	966,764

Huntington Bancshares, Inc.	51,170	707,170

KeyCorp	58,140	1,031,985

SunTrust Banks, Inc.	8,588	539,756

SVB Financial Group *	3,432	770,793

Wells Fargo & Co.	6,198	293,289

		5,114,739

Beverages — 3.7%

Coca-Cola Co. (The)	53,365	2,717,346

Constellation Brands, Inc., Class A	7,146	1,407,333

		4,124,679

Biotechnology — 1.2%

Alexion Pharmaceuticals, Inc. *	1,879	246,111

Biogen, Inc. *	471	110,153

Celgene Corp. *	5,017	463,772

Regeneron Pharmaceuticals, Inc. *	628	196,564

Vertex Pharmaceuticals, Inc. *	1,617	296,525

		1,313,125

Capital Markets — 2.9%

Ameriprise Financial, Inc.	5,834	846,864

Charles Schwab Corp. (The)	9,481	381,041

Intercontinental Exchange, Inc.	2,932	251,976

Invesco Ltd.	5,781	118,279

Morgan Stanley	37,886	1,659,786

		3,257,946

Chemicals — 1.7%

Corteva, Inc. *	5,962	176,296

DuPont de Nemours, Inc.	3,240	243,227

INVESTMENTS	SHARES	VALUE($)

Chemicals — continued

Eastman Chemical Co.	13,556	1,055,064

Linde plc (United Kingdom)	2,151	431,921

		1,906,508

Commercial Services & Supplies — 0.1%

Waste Management, Inc.	973	112,255

Consumer Finance — 0.4%

Capital One Financial Corp.	4,987	452,520

Containers & Packaging — 0.7%

Crown Holdings, Inc. *	12,203	745,603

Diversified Financial Services — 0.2%

Berkshire Hathaway, Inc., Class B *	852	181,621

Diversified Telecommunication Services — 1.3%

Verizon Communications, Inc.	24,633	1,407,283

Electric Utilities — 3.5%

American Electric Power Co., Inc.	8,567	753,982

Edison International	3,073	207,151

Exelon Corp.	2,809	134,663

NextEra Energy, Inc.	6,809	1,394,892

Xcel Energy, Inc.	23,223	1,381,536

		3,872,224

Electrical Equipment — 1.4%

Eaton Corp. plc	17,169	1,429,834

Emerson Electric Co.	1,841	122,832

		1,552,666

Entertainment — 2.1%

Activision Blizzard, Inc.	2,328	109,881

Electronic Arts, Inc. *	3,612	365,751

Netflix, Inc. *	5,174	1,900,514

		2,376,146

Equity Real Estate Investment Trusts (REITs) — 2.3%

Prologis, Inc.	22,564	1,807,376

Public Storage	334	79,549

Ventas, Inc.	3,969	271,281

VICI Properties, Inc.	9,041	199,264

Vornado Realty Trust	2,658	170,378

		2,527,848

Food Products — 0.3%

Mondelez International, Inc., Class A	5,958	321,136

Health Care Equipment & Supplies — 3.3%

Becton Dickinson and Co.	2,041	514,352

Boston Scientific Corp. *	45,908	1,973,126

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Health Care Equipment & Supplies — continued

Intuitive Surgical, Inc. *	1,375	721,256

Zimmer Biomet Holdings, Inc.	3,851	453,417

		3,662,151

Health Care Providers & Services — 2.8%

Cigna Corp.	10,177	1,603,386

DaVita, Inc. *	1,827	102,787

Humana, Inc.	1,849	490,540

UnitedHealth Group, Inc.	3,948	963,352

		3,160,065

Hotels, Restaurants & Leisure — 1.3%

Carnival Corp.	1,852	86,211

Hilton Worldwide Holdings, Inc.	1,117	109,175

Royal Caribbean Cruises Ltd.	7,434	901,075

Yum! Brands, Inc.	3,458	382,697

		1,479,158

Household Durables — 0.4%

Lennar Corp., Class A	8,260	400,280

Household Products — 0.7%

Procter & Gamble Co. (The)	6,801	745,730

Industrial Conglomerates — 0.7%

Honeywell International, Inc.	4,682	817,430

Insurance — 1.6%

Allstate Corp. (The)	4,097	416,624

Arthur J Gallagher & Co.	4,724	413,775

Hartford Financial Services Group, Inc. (The)	5,897	328,581

Lincoln National Corp.	3,613	232,858

MetLife, Inc.	7,021	348,733

		1,740,571

Interactive Media & Services — 4.7%

Alphabet, Inc., Class A *	2,257	2,443,880

Alphabet, Inc., Class C *	1,600	1,729,456

Facebook, Inc., Class A *	5,447	1,051,271

		5,224,607

Internet & Direct Marketing Retail — 4.2%

Amazon.com, Inc. *	2,406	4,556,074

Expedia Group, Inc.	599	79,685

		4,635,759

IT Services — 5.3%

Automatic Data Processing, Inc.	3,328	550,218

Cognizant Technology Solutions Corp., Class A	4,080	258,631

Fiserv, Inc. *	4,448	405,480

INVESTMENTS	SHARES	VALUE($)

IT Services — continued

Leidos Holdings, Inc.	5,541	442,449

Mastercard, Inc., Class A	8,249	2,182,108

PayPal Holdings, Inc. *	6,078	695,688

Visa, Inc., Class A	7,861	1,364,276

		5,898,850

Life Sciences Tools & Services — 1.1%

Thermo Fisher Scientific, Inc.	4,324	1,269,872

Machinery — 1.8%

Deere & Co.	2,895	479,730

Ingersoll-Rand plc	2,632	333,395

Parker-Hannifin Corp.	1,269	215,743

Stanley Black & Decker, Inc.	6,634	959,343

		1,988,211

Media — 3.2%

Altice USA, Inc., Class A *	3,490	84,981

Charter Communications, Inc., Class A *	5,295	2,092,478

Comcast Corp., Class A	17,106	723,242

Discovery, Inc., Class A *	6,111	187,608

Discovery, Inc., Class C *	17,213	489,710

		3,578,019

Multi-Utilities — 0.2%

Sempra Energy	1,966	270,207

Oil, Gas & Consumable Fuels — 5.2%

Chevron Corp.	9,128	1,135,888

Concho Resources, Inc.	5,956	614,540

Diamondback Energy, Inc.	11,943	1,301,429

EOG Resources, Inc.	8,871	826,422

Marathon Petroleum Corp.	9,250	516,890

Parsley Energy, Inc., Class A *	24,100	458,141

Pioneer Natural Resources Co.	5,457	839,614

TC Energy Corp. (Canada)	2,451	121,374

		5,814,298

Pharmaceuticals — 5.2%

Allergan plc	604	101,128

Bristol-Myers Squibb Co.	11,609	526,468

Eli Lilly & Co.	3,925	434,851

Johnson & Johnson	4,045	563,388

Merck & Co., Inc.	17,496	1,467,040

Nektar Therapeutics *	3,425	121,861

Pfizer, Inc.	60,601	2,625,235

		5,839,971

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Road & Rail — 2.1%

Lyft, Inc., Class A * (a)	1,495	98,237

Norfolk Southern Corp.	9,887	1,970,776

Union Pacific Corp.	1,376	232,695

		2,301,708

Semiconductors & Semiconductor Equipment — 6.2%

Advanced Micro Devices, Inc. *	14,229	432,135

Analog Devices, Inc.	11,012	1,242,924

NVIDIA Corp.	6,034	990,964

NXP Semiconductors NV (Netherlands)	5,758	562,038

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	45,242	1,772,129

Texas Instruments, Inc.	16,059	1,842,931

		6,843,121

Software — 8.1%

Coupa Software, Inc. *	914	115,722

Intuit, Inc.	405	105,839

Microsoft Corp.	48,138	6,448,566

salesforce.com, Inc. *	13,795	2,093,115

Workday, Inc., Class A *	1,400	287,812

		9,051,054

Specialty Retail — 4.2%

Advance Auto Parts, Inc.	3,703	570,780

Best Buy Co., Inc.	1,384	96,506

Home Depot, Inc. (The)	3,845	799,645

Lowe’s Cos., Inc.	4,140	417,767

O’Reilly Automotive, Inc. *	4,756	1,756,486

Ross Stores, Inc.	8,215	814,271

TJX Cos., Inc. (The)	3,379	178,682

		4,634,137

Technology Hardware, Storage & Peripherals — 2.2%

Apple, Inc.	12,618	2,497,355

Textiles, Apparel & Luxury Goods — 0.8%

NIKE, Inc., Class B	2,047	171,846

PVH Corp.	8,032	760,148

		931,994

INVESTMENTS	SHARES	VALUE($)

Tobacco — 0.6%

Philip Morris International, Inc.	8,597	675,122

Trading Companies & Distributors — 0.2%

HD Supply Holdings, Inc. *	4,347	175,097

Wireless Telecommunication Services — 0.5%

T-Mobile US, Inc. *	7,582	562,130

Total Common Stocks (Cost $82,054,704)		109,311,776

Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.25% (b) (c) (Cost $1,836,744)	1,836,744	1,836,744

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c) (Cost $65,727)	65,727	65,727

Total Investments — 100.1% (Cost $83,957,175)		111,214,247
Liabilities in Excess of Other Assets — (0.1)%		(99,758)

NET ASSETS — 100.0%		$111,114,489

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is $64,462.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	8	09/2019	USD	1,177,600	8,466

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$109,311,776
Investments in affiliates, at value	1,836,744
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	65,727
Deposits at broker for futures contracts	93,000
Receivables:
Investment securities sold	307,076
Portfolio shares sold	1,582
Dividends from non-affiliates	140,117
Dividends from affiliates	2,478
Securities lending income (See Note 2.C.)	388
Variation margin on futures contracts	5,213

Total Assets	111,764,101

LIABILITIES:
Payables:
Investment securities purchased	410,408
Collateral received on securities loaned (See Note 2.C.)	65,727
Portfolio shares redeemed	63,115
Accrued liabilities:
Investment advisory fees	49,131
Administration fees	6,727
Distribution fees	3,199
Custodian and accounting fees	18,601
Trustees’ and Chief Compliance Officer’s fees	424
Other	32,280

Total Liabilities	649,612

Net Assets	$111,114,489

NET ASSETS:
Paid-in-Capital	$80,864,030
Total distributable earnings (loss)	30,250,459

Total Net Assets	$111,114,489

Net Assets:
Class 1	$94,994,903
Class 2	16,119,586

Total	$111,114,489

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,272,847
Class 2	562,344

Net Asset Value, offering and redemption price per share (a):
Class 1	$29.03
Class 2	28.66

Cost of investments in non-affiliates	$82,054,704
Cost of investments in affiliates	1,836,744
Investment securities on loan, at value (See Note 2.C.)	64,462
Cost of investment of cash collateral (See Note 2.C.)	65,727

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2019 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$1,213
Interest income from affiliates	16
Dividend income from non-affiliates	916,047
Dividend income from affiliates	14,917
Income from securities lending (net) (See Note 2.C.)	755

Total investment income	932,948

EXPENSES:
Investment advisory fees	294,234
Administration fees	40,110
Distribution fees — Class 2	18,658
Custodian and accounting fees	26,880
Interest expense to affiliates	7
Professional fees	27,705
Trustees’ and Chief Compliance Officer’s fees	13,219
Printing and mailing costs	10,718
Transfer agency fees — Class 1	1,012
Transfer agency fees — Class 2	77
Other	5,926

Total expenses	438,546

Less fees waived	(1,277)

Net expenses	437,269

Net investment income (loss)	495,679

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,035,039
Futures contracts	127,318

Net realized gain (loss)	4,162,357

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	13,166,913
Futures contracts	5,884

Change in net unrealized appreciation/depreciation	13,172,797

Net realized/unrealized gains (losses)	17,335,154

Change in net assets resulting from operations	$17,830,833

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust U.S. Equity Portfolio
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$495,679	$953,996
Net realized gain (loss)	4,162,357	7,565,955
Change in net unrealized appreciation/depreciation	13,172,797	(14,594,300)

Change in net assets resulting from operations	17,830,833	(6,074,349)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(7,454,974)	(12,030,156)
Class 2	(1,192,345)	(1,934,068)

Total distributions to shareholders	(8,647,319)	(13,964,224)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,106,129	6,302,791

NET ASSETS:
Change in net assets	13,289,643	(13,735,782)
Beginning of period	97,824,846	111,560,628

End of period	$111,114,489	$97,824,846

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,023,759	$10,974,767
Distributions reinvested	7,454,974	12,030,156
Cost of shares redeemed	(6,512,834)	(18,980,090)

Change in net assets resulting from Class 1 capital transactions	$2,965,899	$4,024,833

Class 2
Proceeds from shares issued	$1,586,468	$4,137,962
Distributions reinvested	1,192,345	1,934,068
Cost of shares redeemed	(1,638,583)	(3,794,072)

Change in net assets resulting from Class 2 capital transactions	$1,140,230	$2,277,958

Total change in net assets resulting from capital transactions	$4,106,129	$6,302,791

SHARE TRANSACTIONS:
Class 1
Issued	68,567	354,936
Reinvested	267,107	414,976
Redeemed	(221,818)	(610,477)

Change in Class 1 Shares	113,856	159,435

Class 2
Issued	54,003	133,768
Reinvested	43,248	67,483
Redeemed	(55,909)	(125,232)

Change in Class 2 Shares	41,342	76,019

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Six Months Ended June 30, 2019 (Unaudited)	$26.63	$0.14	(f)	$4.69	$4.83	$(0.26)	$(2.17)	$(2.43)
Year Ended December 31, 2018	32.43	0.27	(f)	(1.93)	(1.66)	(0.27)	(3.87)	(4.14)
Year Ended December 31, 2017	27.03	0.26	(f)	5.69	5.95	(0.26)	(0.29)	(0.55)
Year Ended December 31, 2016	25.50	0.26	(f)	2.42	2.68	(0.25)	(0.90)	(1.15)
Year Ended December 31, 2015	26.75	0.26	(f)	0.01	0.27	(0.30)	(1.22)	(1.52)
Year Ended December 31, 2014	23.71	0.31	(g)	2.96	3.27	(0.23)	—	(0.23)

Class 2
Six Months Ended June 30, 2019 (Unaudited)	26.29	0.10	(f)	4.63	4.73	(0.19)	(2.17)	(2.36)
Year Ended December 31, 2018	32.08	0.20	(f)	(1.92)	(1.72)	(0.20)	(3.87)	(4.07)
Year Ended December 31, 2017	26.74	0.19	(f)	5.64	5.83	(0.20)	(0.29)	(0.49)
Year Ended December 31, 2016	25.24	0.18	(f)	2.40	2.58	(0.18)	(0.90)	(1.08)
Year Ended December 31, 2015	26.51	0.19	(f)	0.02	0.21	(0.26)	(1.22)	(1.48)
Year Ended December 31, 2014	23.53	0.27	(g)	2.91	3.18	(0.20)	—	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Calculated based upon average shares outstanding.
(g)

Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.25 and $0.20 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.88% and 0.72% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)(d)	Net assets, end of period	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$29.03	18.52%	$94,994,903	0.78%	0.96%		0.78%	40%
26.63	(6.16)	84,126,154	0.74	0.89		0.79	95
32.43	22.28	97,286,462	0.75	0.89		0.79	91
27.03	10.98	87,878,389	0.80	0.98		0.80	61
25.50	0.86	86,524,771	0.76	0.98		0.76	63
26.75	13.90	91,227,570	0.78	1.16	(g)	0.80	78

28.66	18.35	16,119,586	1.03	0.72		1.03	40
26.29	(6.42)	13,698,692	0.99	0.65		1.04	95
32.08	22.04	14,274,166	1.00	0.65		1.03	91
26.74	10.65	12,078,757	1.05	0.73		1.05	61
25.24	0.63	11,384,472	1.01	0.73		1.01	63
26.51	13.61	13,930,084	1.03	1.01	(g)	1.04	78

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$111,214,247	$—	$—	$111,214,247

Appreciation in Other Financial Instruments
Futures Contracts (a)	$8,466	$—	$—	$8,466

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI.

There were no transfers into and out of level 3 for the six months ended June 30, 2019.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2019:

Futures Contracts — Equity:
Average Notional Balance Long	$715,789
Ending Notional Balance Long	1,177,600

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — Effective October 5, 2018, the Portfolio became authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI. At June 30, 2019, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
$64,462	$65,727	$65,727

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of June 30, 2019.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
$64,462	$(64,462)	$—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Portfolio’s investment in JPMorgan U.S. Government Money Market Fund as follows:

$49

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the six months ended June 30, 2019
Security Description	Value at December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	$429,023	$991,634	$1,354,930	$—	$—	$65,727	65,727	$1,414	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.25% (a) (b)	1,626,949	10,481,162	10,271,367	—	—	1,836,744	1,836,744	14,917		—

Total	$2,055,972	$11,472,796	$11,626,297	$—	$—	$1,902,471		$16,331		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2019 no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2019, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the six months ended June 30, 2019 and is in place until at least April 30, 2020.

In addition, certain affiliates of the Adviser participated in selling variable insurance contracts that included the Portfolio as an investment option to variable insurance contract owners who hold such contracts in retirement plans and/or individual retirement accounts (“covered sales”). The Adviser, Administrator and/or Distributor voluntarily waived certain fees to which they were otherwise entitled with respect to covered sales in order to avoid potential conflicts of interest that may have arose under the United States Department of Labor’s revised regulations defining fiduciary advice. The amount of the covered sales waiver was based upon fees payable to the Adviser, the Administrator, the Distributor and JPMCB, as custodian and fund accounting agent, that the Adviser can attribute to assets in the Portfolio as a result of covered sales.

For the six months ended June 30, 2019, the Portfolio’s service providers did not waive/reimburse fees for the Portfolio. None of these parties expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2019 was $1,277.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2019, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$41,850,914	$45,854,232

During the six months ended June 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$83,957,175	$28,385,747	$1,120,209	$27,265,538

At December 31, 2018, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2019, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts, which owned 67.7% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Portfolio’s net assets or results of operation.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	19

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,185.20	$4.23	0.78%
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class 2
Actual	1,000.00	1,183.50	5.58	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Portfolio filed a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	SAN-JPMITUSEP-619

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2019 (Unaudited)

JPMorgan Insurance Trust Income Builder Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call
J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

While the global economy slowed during the first half of 2019, financial markets rallied amid investor expectations that leading central banks would take action if global economic conditions continued to deteriorate. Even as growth slowed, the U.S. economic expansion become the longest on record by the end of the reporting period.

“U.S. equity prices rebounded from a sharp sell-off in December 2018 and pushed leading equity indexes to record highs in April and again in June 2019.” — Andrea L. Lisher

The U.S. economy generally outperformed other developed nations throughout the reporting period, even as U.S. gross domestic product (GDP) growth slowed to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. U.S. unemployment remained below 4% for all but one month of the reporting period and consumer sentiment remained relatively buoyant. U.S. equity prices rebounded from a sharp sell-off in December 2018 and pushed leading equity indexes to record highs in April and again in June 2019. For the six month reporting period, the S&P 500 Index returned 18.54%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a slight decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019 and manufacturing data weakened. However, the 7.5% euro area jobless rate for June 2019 was the lowest since the 2008-09 financial crisis.

In response to the slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth hit 1.8% in the first quarter of 2019. Political uncertainty surrounding negotiations for the U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the six month reporting period, the MSCI EAFE Index returned 14.49%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well as certain of its trading partners across Asia. During the first half of 2019, emerging markets equity and bonds generally benefitted from global investor appetite for higher yielding assets. The MSCI Emerging Markets Index returned 10.76% and the Bloomberg Barclays Emerging Markets Bond Index returned 9.39% for the reporting period.

Subsequent to the end of the reporting period, the U.S. Federal Reserve (the “Fed”) cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

Given this backdrop, we believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	9.75%
MSCI World Index (net of foreign withholding taxes)	16.98%
Income Builder Composite Benchmark	12.71%

Net Assets as of 6/30/2019	$80,680,972

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation.

HOW DID THE MARKET PERFORM?

Overall, global equity and bond markets provided positive returns for the reporting period amid low interest rates, relatively strong corporate earnings and continued economic growth, particularly in the U.S.

Among U.S. and other developed markets, equity assets generally outperformed fixed income assets, supported by investor optimism for continued growth. Within U.S. equity, growth stocks largely outperformed value stocks and large cap and mid caps stocks outperformed small cap stocks.

Within the U.S. fixed-income sector, high yield bonds (also known as junk bonds) outperformed both corporate debt and U.S. Treasury bonds.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Income Builder Composite Benchmark (the “Composite”), which is made up of 60% Benchmark and 40% Bloomberg Barclays Aggregate Bond Index, for the six months ended June 30, 2019.

The Benchmark is an equity-only index and given the strong year-to-date performance of equity markets, the Portfolio’s underweight to overall equity and its allocation to fixed income assets detracted from performance relative to the Benchmark. However, the Portfolio’s bias toward U.S. equity was a positive contributor to absolute overall performance.

Relative to the Composite, the Portfolio’s allocations to agency mortgages and short duration fixed income detracted from performance, though they did add to the Portfolio’s absolute performance. Interest rates fell during the reporting period and generally, agency mortgage-backed securities and other bonds with shorter duration will experience a smaller increase in price when interest rates fall, compared with bonds with longer duration. The Portfolio’s allocations to global equity, including U.S. equity and global real estate investment trusts, helped performance relative to the Composite. The Portfolio’s allocation to U.S. high yield bonds also helped relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to tactically pursue income. The portfolio managers decreased their overall allocation to equity by reducing their allocations to international developed and emerging markets equity, while increasing their position in U.S. equity. They also added to their high yield credit and non-agency securitized credit positions. The portfolio managers did not add new strategies or remove any existing strategies in the Portfolio during the reporting period.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Managed Income Fund, Class L Shares	6.4%
2.	JPMorgan Equity Income Fund, Class R6 Shares	6.3
3.	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	2.9
4.	JPMorgan Floating Rate Income Fund, Class R6 Shares	2.0
5.	FHLMC Gold Pools, 30 Year, Pool # G67708, 3.50%, 3/1/2048	0.6
6.	U.S. Treasury Notes, 2.00%, 1/31/2020	0.6
7.	Coca-Cola Co. (The)	0.5
8.	Pfizer, Inc.	0.5
9.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	0.5
10.	FHLMC Gold Pools, 30 Year, Pool # G67703, 3.50%, 4/1/2047	0.4

PORTFOLIO COMPOSITION***
Corporate Bonds	30.8%
Common Stocks	27.4
Investment Companies	17.6
Mortgage-Backed Securities	5.2
Asset-Backed Securities	4.6
Collateralized Mortgage Obligations	4.5
Commercial Mortgage-Backed Securities	3.1
Others (each less than 1.0%)	1.6
Short-Term Investments	5.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Portfolio’s composition is subject to change.

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	9.84%	6.77%	4.88%
CLASS 2 SHARES	December 9, 2014	9.75	6.47	4.64

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (12/09/14 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Bond Index, the Income Builder Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to June 30, 2019. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the indices, other than the Lipper Variable Underlying Funds Flexible Funds Index, does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 30.6%

Australia — 0.3%

Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (a) (b) (c) (d)	200,000	220,750

FMG Resources August 2006 Pty. Ltd.

4.75%, 5/15/2022 (c)	21,000	21,696

5.13%, 5/15/2024 (c)	12,000	12,435

		254,881

Canada — 1.6%

1011778 BC ULC 4.25%, 5/15/2024 (c)	99,000	100,114

Advanz Pharma Corp. 8.00%, 9/6/2024	40,000	38,700

Athabasca Oil Corp. 9.88%, 2/24/2022 (c)	5,000	4,800

ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (c)	20,000	20,650

Bombardier, Inc.

6.00%, 10/15/2022 (c)	75,000	75,322

6.13%, 1/15/2023 (c)	40,000	40,550

7.50%, 12/1/2024 (c)	45,000	45,900

7.50%, 3/15/2025 (c)	70,000	70,196

7.88%, 4/15/2027 (c)	45,000	45,056

Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (b)	100,000	107,196

Enbridge, Inc.

Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (b)	10,000	10,050

(ICE LIBOR USD 3 Month + 3.42%), 5.50%, 7/15/2077 (b)	43,000	41,579

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (b)	34,000	34,407

Garda World Security Corp. 8.75%, 5/15/2025 (c)	165,000	162,938

Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (c)	70,000	73,675

Hudbay Minerals, Inc.

7.25%, 1/15/2023 (c)	15,000	15,450

7.63%, 1/15/2025 (c)	10,000	10,325

Intertape Polymer Group, Inc. 7.00%, 10/15/2026 (c)	16,000	16,540

Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (c)	20,000	17,583

Mattamy Group Corp. 6.88%, 12/15/2023 (c)	20,000	20,825

MEG Energy Corp.

6.38%, 1/30/2023 (c)	17,000	16,192

6.50%, 1/15/2025 (c)	32,000	32,160

NOVA Chemicals Corp.

4.88%, 6/1/2024 (c)	30,000	31,050

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Canada — continued

5.00%, 5/1/2025 (c)	34,000	35,530

5.25%, 6/1/2027 (c)	2,000	2,127

Open Text Corp. 5.88%, 6/1/2026 (c)	57,000	60,295

Precision Drilling Corp.

5.25%, 11/15/2024	3,000	2,775

7.13%, 1/15/2026 (c)	23,000	22,252

Quebecor Media, Inc. 5.75%, 1/15/2023	5,000	5,350

Stars Group Holdings BV 7.00%, 7/15/2026 (c)	24,000	25,380

Transcanada Trust

Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (b)	10,000	10,264

(ICE LIBOR USD 3 Month + 3.21%), 5.30%, 3/15/2077 (b)	13,000	12,485

Videotron Ltd.

5.00%, 7/15/2022	38,000	39,805

5.13%, 4/15/2027 (c)	32,000	33,400

		1,280,921

Finland — 0.0% (e)

Nokia OYJ 6.63%, 5/15/2039	33,000	36,207

France — 0.5%

Credit Agricole SA (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (b) (c) (d)	200,000	231,297

Societe Generale SA (USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021 (a) (b) (c) (d)	200,000	210,260

		441,557

Ireland — 0.5%

Ardagh Packaging Finance plc 6.00%, 2/15/2025 (c)	200,000	207,000

Avolon Holdings Funding Ltd.

5.50%, 1/15/2023 (c)	15,000	15,992

5.13%, 10/1/2023 (c)	33,000	34,962

5.25%, 5/15/2024 (c)	21,000	22,384

4.38%, 5/1/2026 (c)	20,000	20,584

Park Aerospace Holdings Ltd.

5.25%, 8/15/2022 (c)	21,000	22,168

4.50%, 3/15/2023 (c)	16,000	16,553

5.50%, 2/15/2024 (c)	37,000	39,885

		379,528

Italy — 0.1%

Telecom Italia Capital SA

6.38%, 11/15/2033	20,000	20,750

6.00%, 9/30/2034	32,000	32,640

		53,390

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Luxembourg — 0.3%

Intelsat Jackson Holdings SA

5.50%, 8/1/2023	80,000	73,000

8.00%, 2/15/2024 (c)	60,000	62,550

8.50%, 10/15/2024 (c)	90,000	89,100

9.75%, 7/15/2025 (c)	35,000	35,875

		260,525

Mexico — 0.3%

Cemex SAB de CV 5.70%, 1/11/2025 (c)	200,000	207,790

Switzerland — 0.5%

Credit Suisse Group AG (USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (a) (b) (c) (d)	200,000	208,250

UBS Group Funding Switzerland AG (USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (a) (b) (d) (f)	200,000	219,000

		427,250

United Arab Emirates — 0.2%

DAE Funding LLC

4.50%, 8/1/2022 (c)	10,000	10,162

5.75%, 11/15/2023 (c)	11,000	11,556

5.00%, 8/1/2024 (c)	45,000	45,900

Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (c)	85,000	78,880

		146,498

United Kingdom — 0.3%

Royal Bank of Scotland Group plc 6.13%, 12/15/2022	177,000	190,889

Vodafone Group plc (USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (b)	15,000	16,190

		207,079

United States — 26.0%

Acadia Healthcare Co., Inc.

5.63%, 2/15/2023	20,000	20,325

6.50%, 3/1/2024	55,000	57,337

ACCO Brands Corp. 5.25%, 12/15/2024 (c)	10,000	10,125

ACE Cash Express, Inc. 12.00%, 12/15/2022 (c)	32,000	28,480

ADT Security Corp. (The)

4.13%, 6/15/2023	110,000	110,000

4.88%, 7/15/2032 (c)	20,000	17,250

AECOM 5.13%, 3/15/2027	53,000	55,120

AES Corp.

5.50%, 4/15/2025	10,000	10,387

6.00%, 5/15/2026	20,000	21,200

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Ahern Rentals, Inc. 7.38%, 5/15/2023 (c)	50,000	44,375

AK Steel Corp.

6.38%, 10/15/2025	38,000	30,400

7.00%, 3/15/2027	25,000	20,125

Albertsons Cos. LLC

6.63%, 6/15/2024	140,000	145,075

5.75%, 3/15/2025	27,000	27,202

7.50%, 3/15/2026 (c)	52,000	55,510

Allegheny Technologies, Inc. 5.95%, 1/15/2021	10,000	10,275

Alliance Data Systems Corp. 5.38%, 8/1/2022 (c)	62,000	62,806

Allied Universal Holdco LLC

6.63%, 7/15/2026 (c) (g)	8,000	8,130

9.75%, 7/15/2027 (c) (g)	8,000	8,000

Allison Transmission, Inc. 4.75%, 10/1/2027 (c)	40,000	39,700

Allstate Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 8/15/2053 (b)	48,000	50,314

Ally Financial, Inc.

4.63%, 5/19/2022	50,000	52,125

4.63%, 3/30/2025	118,000	124,490

8.00%, 11/1/2031	19,000	25,112

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	39,000	36,126

5.88%, 11/15/2026	17,000	15,215

6.13%, 5/15/2027	25,000	22,250

AMC Networks, Inc. 4.75%, 12/15/2022	40,000	40,502

American Airlines Group, Inc. 5.00%, 6/1/2022 (c)	17,000	17,515

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025	87,000	86,565

6.25%, 3/15/2026	72,000	71,100

6.50%, 4/1/2027	67,000	66,832

American Express Co. Series C, (ICE LIBOR USD 3 Month + 3.29%), 4.90%, 3/15/2020 (a) (b) (d)	45,000	45,113

American International Group, Inc. Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (b)	58,000	59,637

AmeriGas Partners LP

5.63%, 5/20/2024	15,000	15,975

5.75%, 5/20/2027	35,000	36,750

Amkor Technology, Inc. 6.63%, 9/15/2027 (c)	44,000	43,729

AMN Healthcare, Inc. 5.13%, 10/1/2024 (c)	25,000	25,504

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Amsted Industries, Inc. 5.63%, 7/1/2027 (c)	21,000	21,892

Antero Resources Corp.

5.38%, 11/1/2021	73,000	72,087

5.13%, 12/1/2022	75,000	72,000

5.63%, 6/1/2023	14,000	13,528

Arconic, Inc.

5.13%, 10/1/2024	57,000	60,196

5.90%, 2/1/2027	8,000	8,710

5.95%, 2/1/2037	34,000	35,337

Avaya, Inc. 7.00%, 4/1/2019 ‡ (c) (h)	85,000	9

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (c)	16,000	16,760

5.25%, 3/15/2025 (c)	45,000	45,225

5.75%, 7/15/2027 (c)	24,000	24,180

B&G Foods, Inc. 5.25%, 4/1/2025	75,000	75,750

Banff Merger Sub, Inc. 9.75%, 9/1/2026 (c)	63,000	54,652

Bank of America Corp.

Series JJ, (ICE LIBOR USD 3 Month + 3.29%), 5.13%, 6/20/2024 (a) (b) (d)	15,000	15,094

Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (a) (b) (d)	35,000	38,131

Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (a) (b) (d)	62,000	68,719

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (a) (b) (d)	58,000	62,640

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (a) (b) (d)	95,000	106,049

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (a) (b) (d)	123,000	128,387

Bank of New York Mellon Corp. (The)

Series E, (ICE LIBOR USD 3 Month + 3.42%), 4.95%, 6/20/2020 (a) (b) (d)	45,000	45,542

Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (a) (b) (d)	49,000	48,020

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (c)	26,000	29,089

8.50%, 1/31/2027 (c)	16,000	17,592

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (c)	36,000	37,305

5.88%, 5/15/2023 (c)	56,000	56,651

7.00%, 3/15/2024 (c)	25,000	26,565

6.13%, 4/15/2025 (c)	74,000	75,480

5.50%, 11/1/2025 (c)	62,000	64,635

9.00%, 12/15/2025 (c)	68,000	75,976

5.75%, 8/15/2027 (c)	12,000	12,612

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

7.00%, 1/15/2028 (c)	20,000	20,725

7.25%, 5/30/2029 (c)	22,000	22,880

Berry Global Escrow Corp.

4.88%, 7/15/2026 (c)	13,000	13,276

5.63%, 7/15/2027 (c)	14,000	14,560

Berry Global, Inc. 5.13%, 7/15/2023	10,000	10,223

Big River Steel LLC 7.25%, 9/1/2025 (c)	19,000	19,960

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (c)	22,000	22,330

Boyd Gaming Corp.

6.88%, 5/15/2023	30,000	30,975

6.38%, 4/1/2026	4,000	4,232

6.00%, 8/15/2026	24,000	25,230

Boyne USA, Inc. 7.25%, 5/1/2025 (c)	39,000	42,217

Brazos Valley Longhorn LLC 6.88%, 2/1/2025	20,000	18,800

Brink’s Co. (The) 4.63%, 10/15/2027 (c)	26,000	25,967

Brookfield Property REIT, Inc. REIT, 5.75%, 5/15/2026 (c)	44,000	45,320

Bruin E&P Partners LLC 8.88%, 8/1/2023 (c)	9,000	7,560

Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (b)	40,000	28,800

Cablevision Systems Corp.

8.00%, 4/15/2020	98,000	101,218

5.88%, 9/15/2022	15,000	15,881

California Resources Corp. 8.00%, 12/15/2022 (c)	18,000	13,567

Callon Petroleum Co.

6.13%, 10/1/2024	8,000	8,080

6.38%, 7/1/2026	6,000	6,037

Calpine Corp.

5.88%, 1/15/2024 (c)	20,000	20,450

5.25%, 6/1/2026 (c)	90,000	91,575

Camelot Finance SA 7.88%, 10/15/2024 (c)	20,000	20,975

Capital One Financial Corp.

Series E, (ICE LIBOR USD 3 Month + 3.80%), 5.55%, 6/1/2020 (a) (b) (d)	30,000	30,437

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	66,000	63,607

Catalent Pharma Solutions, Inc.

4.88%, 1/15/2026 (c)	44,000	44,660

5.00%, 7/15/2027 (c)	4,000	4,070

CCM Merger, Inc. 6.00%, 3/15/2022 (c)	26,000	26,650

CCO Holdings LLC

5.13%, 2/15/2023	10,000	10,158

5.75%, 9/1/2023	35,000	35,776

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

5.75%, 1/15/2024	119,000	121,663

5.38%, 5/1/2025 (c)	50,000	51,687

5.75%, 2/15/2026 (c)	75,000	78,656

5.50%, 5/1/2026 (c)	60,000	62,793

5.13%, 5/1/2027 (c)	38,000	39,344

5.88%, 5/1/2027 (c)	20,000	21,100

5.00%, 2/1/2028 (c)	13,000	13,276

CDK Global, Inc. 5.25%, 5/15/2029 (c)	43,000	44,559

CDW LLC 5.00%, 9/1/2023	19,000	19,332

Cedar Fair LP 5.25%, 7/15/2029 (c)	6,000	6,127

Centene Corp.

4.75%, 5/15/2022	40,000	40,850

4.75%, 1/15/2025	30,000	30,966

Centennial Resource Production LLC 6.88%, 4/1/2027 (c)	6,000	6,060

CenterPoint Energy, Inc. Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (a) (b) (d)	47,000	48,695

CenturyLink, Inc.

Series V, 5.63%, 4/1/2020	25,000	25,281

Series T, 5.80%, 3/15/2022	30,000	31,275

Series W, 6.75%, 12/1/2023	28,000	30,205

Series Y, 7.50%, 4/1/2024	2,000	2,213

5.63%, 4/1/2025	52,000	53,040

Series G, 6.88%, 1/15/2028	5,000	5,000

Charles Schwab Corp. (The) Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/1/2027 (a) (b) (d)	52,000	51,740

Chemours Co. (The) 7.00%, 5/15/2025	42,000	43,890

Cheniere Corpus Christi Holdings LLC

5.88%, 3/31/2025	50,000	55,688

5.13%, 6/30/2027	5,000	5,431

Cheniere Energy Partners LP

5.25%, 10/1/2025	18,000	18,607

5.63%, 10/1/2026 (c)	14,000	14,770

Chesapeake Energy Corp.

7.00%, 10/1/2024	16,000	14,360

8.00%, 1/15/2025	34,000	31,365

8.00%, 6/15/2027	47,000	41,096

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (c)	35,000	30,887

8.00%, 10/15/2025 (c)	11,000	9,350

Cinemark USA, Inc. 4.88%, 6/1/2023	25,000	25,312

CIT Group, Inc.

4.75%, 2/16/2024	22,000	23,375

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

5.25%, 3/7/2025	45,000	49,331

6.13%, 3/9/2028	21,000	23,888

CITGO Petroleum Corp. 6.25%, 8/15/2022 (c)	18,000	18,000

Citigroup, Inc.

Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (a) (b) (d)	45,000	46,237

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (a) (b) (d)	10,000	10,434

(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (a) (b) (d)	36,000	37,312

Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 5/15/2023 (a) (b) (d)	45,000	45,281

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (a) (b) (d)	190,000	197,363

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (a) (b) (d)	59,000	61,655

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (a) (b) (d)	96,000	105,436

Citizens Financial Group, Inc. Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (a) (b) (d)	30,000	30,900

Clear Channel Communication 9.00%, 12/15/2019 ‡ (h)	115,000	—

Clear Channel Worldwide Holdings, Inc.

Series A, 6.50%, 11/15/2022	15,000	15,337

Series B, 6.50%, 11/15/2022	70,000	71,225

9.25%, 2/15/2024 (c)	136,000	147,560

Clearwater Paper Corp.

4.50%, 2/1/2023	51,000	48,450

5.38%, 2/1/2025 (c)	10,000	9,075

Clearway Energy Operating LLC

5.38%, 8/15/2024	16,000	16,280

5.75%, 10/15/2025 (c)	20,000	20,300

Cleveland-Cliffs, Inc.

4.88%, 1/15/2024 (c)	20,000	20,300

5.75%, 3/1/2025	3,000	2,985

CNG Holdings, Inc. 12.50%, 6/15/2024 (c)	70,000	67,025

CNO Financial Group, Inc. 5.25%, 5/30/2025	29,000	31,247

CNX Midstream Partners LP 6.50%, 3/15/2026 (c)	7,000	6,650

Coeur Mining, Inc. 5.88%, 6/1/2024	10,000	9,737

Colfax Corp.

6.00%, 2/15/2024 (c)	33,000	34,897

6.38%, 2/15/2026 (c)	5,000	5,363

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Commercial Metals Co.

4.88%, 5/15/2023	19,000	19,142

5.38%, 7/15/2027	6,000	5,970

CommScope Technologies LLC

6.00%, 6/15/2025 (c)	82,000	76,851

5.00%, 3/15/2027 (c)	15,000	13,050

CommScope, Inc.

5.50%, 3/1/2024 (c)	31,000	31,814

6.00%, 3/1/2026 (c)	35,000	35,875

8.25%, 3/1/2027 (c)	25,000	25,496

Community Health Systems, Inc.

5.13%, 8/1/2021	35,000	34,212

6.25%, 3/31/2023	67,000	64,488

8.63%, 1/15/2024 (c)	37,000	37,115

8.13%, 6/30/2024 (c)	58,000	43,355

8.00%, 3/15/2026 (c)	11,000	10,571

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (c)	30,000	27,825

Covanta Holding Corp. 5.88%, 7/1/2025	19,000	19,760

Credit Acceptance Corp. 6.63%, 3/15/2026 (c)	20,000	21,025

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (i)	10,000	10,200

5.75%, 4/1/2025	19,000	19,238

5.63%, 5/1/2027 (c)	10,000	9,975

Crown Americas LLC

4.50%, 1/15/2023	27,000	28,114

4.75%, 2/1/2026	26,000	26,715

CSC Holdings LLC

6.75%, 11/15/2021	27,000	28,890

5.25%, 6/1/2024	107,000	111,146

6.63%, 10/15/2025 (c)	200,000	214,000

CSI Compressco LP 7.50%, 4/1/2025 (c)	28,000	27,475

Cumberland Farms, Inc. 6.75%, 5/1/2025 (c)	5,000	5,300

Cumulus Media New Holdings, Inc. 6.75%, 7/1/2026 (c)	18,000	17,955

Curo Group Holdings Corp. 8.25%, 9/1/2025 (c)	51,000	42,449

CVR Partners LP 9.25%, 6/15/2023 (c)	144,000	150,581

CyrusOne LP REIT, 5.38%, 3/15/2027	18,000	18,945

Darling Ingredients, Inc. 5.25%, 4/15/2027 (c)	12,000	12,540

DaVita, Inc.

5.75%, 8/15/2022	13,000	13,130

5.13%, 7/15/2024	78,000	78,023

5.00%, 5/1/2025	22,000	21,720

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

DCP Midstream Operating LP

4.95%, 4/1/2022	5,000	5,187

3.88%, 3/15/2023	38,000	38,285

5.38%, 7/15/2025	9,000	9,484

6.75%, 9/15/2037 (c)	20,000	21,500

Dean Foods Co. 6.50%, 3/15/2023 (c)	19,000	10,165

Delek Logistics Partners LP 6.75%, 5/15/2025	48,000	47,520

Dell International LLC 7.13%, 6/15/2024 (c)	65,000	68,622

Denbury Resources, Inc. 9.25%, 3/31/2022 (c)	5,000	4,688

Diamond Offshore Drilling, Inc. 5.70%, 10/15/2039	12,000	8,040

Diebold Nixdorf, Inc. 8.50%, 4/15/2024	36,000	31,680

Discover Financial Services Series C, (ICE LIBOR USD 3 Month + 3.08%), 5.50%, 10/30/2027 (a) (b) (d)	35,000	33,950

DISH DBS Corp.

6.75%, 6/1/2021	110,000	115,500

5.88%, 7/15/2022	19,000	19,285

5.00%, 3/15/2023	28,000	27,055

Dole Food Co., Inc. 7.25%, 6/15/2025 (c)	28,000	27,090

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (c)	67,000	70,853

Embarq Corp. 8.00%, 6/1/2036	164,000	158,722

EMC Corp. 3.38%, 6/1/2023	26,000	25,859

Encompass Health Corp. 5.75%, 11/1/2024	18,000	18,329

Energy Transfer Operating LP

Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 2/15/2023 (a) (b) (d)	29,000	26,970

Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (a) (b) (d)	35,000	32,725

EnLink Midstream Partners LP Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (a) (b) (d)	35,000	27,563

4.40%, 4/1/2024	19,000	19,213

4.15%, 6/1/2025	18,000	17,640

4.85%, 7/15/2026	8,000	8,060

5.60%, 4/1/2044	5,000	4,587

Ensco Rowan plc

5.20%, 3/15/2025	3,000	2,201

7.75%, 2/1/2026	3,000	2,235

5.75%, 10/1/2044	26,000	14,950

Entegris, Inc. 4.63%, 2/10/2026 (c)	18,000	18,135

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Entercom Media Corp.

7.25%, 11/1/2024 (c)	25,000	26,344

6.50%, 5/1/2027 (c)	16,000	16,640

Enterprise Development Authority (The) 12.00%, 7/15/2024 (c)	77,000	83,545

Enterprise Products Operating LLC Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (b)	25,000	23,889

Envision Healthcare Corp. 8.75%, 10/15/2026 (c)	20,000	13,850

EP Energy LLC

9.38%, 5/1/2024 (c)	22,000	5,060

8.00%, 11/29/2024 (c)	26,000	17,680

8.00%, 2/15/2025 (c)	23,000	5,002

7.75%, 5/15/2026 (c)	35,000	31,238

Equinix, Inc.

REIT, 5.75%, 1/1/2025	58,000	60,378

REIT, 5.88%, 1/15/2026	3,000	3,176

ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (c)	30,000	30,750

Exela Intermediate LLC 10.00%, 7/15/2023 (c)	84,000	68,250

Extraction Oil & Gas, Inc. 7.38%, 5/15/2024 (c)	12,000	10,260

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (c)	21,000	21,788

Fifth Third Bancorp (ICE LIBOR USD 3 Month + 3.03%), 5.10%, 6/30/2023 (a) (b) (d)	45,000	44,550

First Data Corp.

5.00%, 1/15/2024 (c)	2,000	2,049

5.75%, 1/15/2024 (c)	47,000	48,322

FirstCash, Inc. 5.38%, 6/1/2024 (c)	20,000	20,550

Freeport-McMoRan, Inc.

4.00%, 11/14/2021	42,000	42,735

3.88%, 3/15/2023	75,000	75,000

4.55%, 11/14/2024	15,000	15,334

5.45%, 3/15/2043	25,000	22,875

Frontier Communications Corp.

7.63%, 4/15/2024	11,000	6,243

6.88%, 1/15/2025	24,000	13,440

11.00%, 9/15/2025	31,000	19,220

8.50%, 4/1/2026 (c)	75,000	72,750

FXI Holdings, Inc. 7.88%, 11/1/2024 (c)	13,000	12,123

Gartner, Inc. 5.13%, 4/1/2025 (c)	20,000	20,628

General Electric Co. Series D, (ICE LIBOR USD 3 Month + 3.33%), 5.00%, 1/21/2021 (a) (b) (d)	252,000	241,734

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

General Motors Financial Co., Inc.

Series A, (ICE LIBOR USD 3 Month + 3.60%), 5.75%, 9/30/2027 (a) (b) (d)	53,000	49,394

Series B, (ICE LIBOR USD 3 Month + 3.44%), 6.50%, 9/30/2028 (a) (b) (d)	35,000	33,600

Genesis Energy LP

6.75%, 8/1/2022	15,000	15,131

6.00%, 5/15/2023	15,000	14,888

5.63%, 6/15/2024	5,000	4,812

6.50%, 10/1/2025	5,000	4,888

6.25%, 5/15/2026	5,000	4,825

Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (c)	27,000	29,329

Getty Images, Inc. 9.75%, 3/1/2027 (c)	5,000	5,150

Global Partners LP 7.00%, 6/15/2023	40,000	40,500

Goldman Sachs Group, Inc. (The)

Series L, (ICE LIBOR USD 3 Month + 3.88%), 6.43%, 7/29/2019 (a) (b) (d)	7,000	6,992

Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 5/10/2020 (a) (b) (d)	119,000	119,654

Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (a) (b) (d)	110,000	105,600

Goodyear Tire & Rubber Co. (The)

5.13%, 11/15/2023	28,000	28,350

5.00%, 5/31/2026	47,000	46,295

4.88%, 3/15/2027	54,000	51,300

Gray Television, Inc.

5.13%, 10/15/2024 (c)	20,000	20,375

5.88%, 7/15/2026 (c)	20,000	20,750

7.00%, 5/15/2027 (c)	45,000	48,825

Greif, Inc. 6.50%, 3/1/2027 (c)	36,000	37,170

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (c)	20,000	20,475

GTT Communications, Inc. 7.88%, 12/31/2024 (c)	8,000	6,540

Gulfport Energy Corp. 6.38%, 5/15/2025	2,000	1,548

H&E Equipment Services, Inc. 5.63%, 9/1/2025	20,000	20,570

Hanesbrands, Inc. 4.88%, 5/15/2026 (c)	60,000	62,243

Harland Clarke Holdings Corp. 8.38%, 8/15/2022 (c)	20,000	16,975

Harsco Corp. 5.75%, 7/31/2027 (c)	9,000	9,372

HAT Holdings I LLC REIT, 5.25%, 7/15/2024 (c)	13,000	13,260

HCA Healthcare, Inc. 6.25%, 2/15/2021	23,000	24,093

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

HCA, Inc.

7.50%, 2/15/2022	57,000	62,842

5.88%, 5/1/2023	95,000	103,301

5.38%, 2/1/2025	66,000	71,239

5.88%, 2/15/2026	50,000	55,250

5.63%, 9/1/2028	24,000	25,980

Hecla Mining Co. 6.88%, 5/1/2021	35,000	33,407

Herc Holdings, Inc. 5.50%, 7/15/2027 (c)	28,000	28,175

Hertz Corp. (The)

7.38%, 1/15/2021	4,000	4,005

7.63%, 6/1/2022 (c)	24,000	24,930

5.50%, 10/15/2024 (c)	16,000	15,285

Hilcorp Energy I LP

5.00%, 12/1/2024 (c)	90,000	89,550

5.75%, 10/1/2025 (c)	4,000	4,010

6.25%, 11/1/2028 (c)	39,000	39,244

Hill-Rom Holdings, Inc.

5.75%, 9/1/2023 (c)	20,000	20,671

5.00%, 2/15/2025 (c)	10,000	10,300

Hilton Domestic Operating Co., Inc.

5.13%, 5/1/2026	10,000	10,437

4.88%, 1/15/2030 (c)	19,000	19,602

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	24,000	25,620

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	6,000	6,142

4.88%, 4/1/2027	4,000	4,134

Holly Energy Partners LP 6.00%, 8/1/2024 (c)	25,000	26,000

Hologic, Inc. 4.38%, 10/15/2025 (c)	24,000	24,330

Hughes Satellite Systems Corp. 6.63%, 8/1/2026	20,000	21,025

Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (a) (b) (d)	5,000	5,025

Icahn Enterprises LP

6.00%, 8/1/2020	39,000	39,070

6.25%, 2/1/2022	43,000	44,182

6.38%, 12/15/2025	22,000	22,458

6.25%, 5/15/2026 (c)	30,000	30,338

iHeartCommunications, Inc.

6.38%, 5/1/2026	31,945	33,901

8.38%, 5/1/2027	57,589	60,326

IHS Markit Ltd. 5.00%, 11/1/2022 (c)	20,000	21,190

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 4.09%, 12/21/2065 (b) (c)	100,000	70,696

Infor US, Inc. 6.50%, 5/15/2022	50,000	50,880

IQVIA, Inc. 4.88%, 5/15/2023 (c)	40,000	41,050

IRB Holding Corp. 6.75%, 2/15/2026 (c)	60,000	59,700

Iron Mountain, Inc.

REIT, 5.75%, 8/15/2024	37,000	37,375

REIT, 4.88%, 9/15/2027 (c)	74,000	73,353

REIT, 5.25%, 3/15/2028 (c)	33,000	33,041

Jack Ohio Finance LLC

6.75%, 11/15/2021 (c)	30,000	30,816

10.25%, 11/15/2022 (c)	20,000	21,450

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (c)	31,000	31,620

JBS USA LUX SA

5.88%, 7/15/2024 (c)	10,000	10,287

5.75%, 6/15/2025 (c)	96,000	100,080

6.75%, 2/15/2028 (c)	74,000	80,198

6.50%, 4/15/2029 (c)	63,000	68,434

Kaiser Aluminum Corp. 5.88%, 5/15/2024	10,000	10,400

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	11,000	11,220

KeyCorp Series D, (ICE LIBOR USD 3 Month + 3.61%), 5.00%, 9/15/2026 (a) (b) (d)	40,000	40,382

L Brands, Inc. 5.63%, 10/15/2023	15,000	15,555

Ladder Capital Finance Holdings LLLP 5.25%, 10/1/2025 (c)	28,000	28,070

Lamar Media Corp. 5.75%, 2/1/2026	20,000	21,025

Lennar Corp.

4.50%, 4/30/2024	15,000	15,769

5.88%, 11/15/2024	45,000	49,331

4.75%, 5/30/2025	5,000	5,294

5.25%, 6/1/2026	14,000	14,910

5.00%, 6/15/2027	5,000	5,256

Level 3 Financing, Inc.

5.13%, 5/1/2023	25,000	25,209

5.38%, 1/15/2024	10,000	10,212

5.38%, 5/1/2025	86,000	88,795

5.25%, 3/15/2026	19,000	19,665

Liberty Interactive LLC 8.25%, 2/1/2030	35,000	34,913

LPL Holdings, Inc. 5.75%, 9/15/2025 (c)	40,000	40,950

Mallinckrodt International Finance SA 5.75%, 8/1/2022 (c)	23,000	19,780

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	45,000	48,262

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Martin Midstream Partners LP 7.25%, 2/15/2021	40,000	39,648

MasTec, Inc. 4.88%, 3/15/2023	52,000	52,715

Matador Resources Co. 5.88%, 9/15/2026	43,000	43,430

Match Group, Inc. 5.00%, 12/15/2027 (c)	3,000	3,142

Mattel, Inc.

2.35%, 8/15/2021	25,000	24,125

3.15%, 3/15/2023	11,000	10,450

6.75%, 12/31/2025 (c)	114,000	117,277

MetLife, Inc.

Series C, (ICE LIBOR USD 3 Month + 3.58%), 5.25%, 6/15/2020 (a) (b) (d)	95,000	95,594

Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (a) (b) (d)	90,000	95,006

MGM Growth Properties Operating Partnership LP REIT, 5.75%, 2/1/2027 (c)	20,000	21,550

MGM Resorts International 5.75%, 6/15/2025	20,000	21,750

Molina Healthcare, Inc. 4.88%, 6/15/2025 (c)	9,000	9,135

Morgan Stanley

Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 10/15/2019 (a) (b) (d)	174,000	173,565

Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 7/15/2020 (a) (b) (d)	14,000	14,154

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (c)	105,000	98,459

Nabors Industries, Inc.

5.50%, 1/15/2023	17,000	15,895

5.10%, 9/15/2023	2,000	1,765

5.75%, 2/1/2025	17,000	15,066

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (c)	32,000	32,640

9.13%, 7/15/2026 (c)	25,000	25,375

Nationstar Mortgage LLC 6.50%, 6/1/2022	30,000	29,700

Neiman Marcus Group Ltd. LLC 14.00%, (Blend (cash 8.00% + PIK 6.00%)) 4/25/2024 (c) (j)	27,304	22,280

8.00%, 10/25/2024 (c)	41,000	16,814

Netflix, Inc.

5.88%, 2/15/2025	25,000	27,563

4.38%, 11/15/2026	15,000	15,342

4.88%, 4/15/2028	15,000	15,506

5.88%, 11/15/2028	25,000	27,678

5.38%, 11/15/2029 (c)	15,000	15,933

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

New Albertsons LP

7.75%, 6/15/2026	5,000	4,925

6.63%, 6/1/2028	15,000	13,200

7.45%, 8/1/2029	21,000	20,265

8.70%, 5/1/2030	14,000	14,070

8.00%, 5/1/2031	80,000	78,400

Nexstar Broadcasting, Inc. 5.63%, 8/1/2024 (c)	25,000	25,899

Nexstar Escrow, Inc. 5.63%, 7/15/2027 (c)	18,000	18,450

NextEra Energy Capital Holdings, Inc. (ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079 (b)	15,000	15,464

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (c)	23,000	23,101

4.25%, 9/15/2024 (c)	24,000	24,127

4.50%, 9/15/2027 (c)	8,000	7,900

NGPL PipeCo LLC 4.88%, 8/15/2027 (c)	10,000	10,587

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (c)	10,000	9,825

Nielsen Finance LLC 5.00%, 4/15/2022 (c)	12,000	11,985

NiSource, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (a) (b) (d)	25,000	24,375

Noble Holding International Ltd. 6.20%, 8/1/2040	9,000	5,040

Northern Oil and Gas, Inc. 8.50% (cash), 5/15/2023 (j)	50,858	52,511

Northern Trust Corp. Series D, (ICE LIBOR USD 3 Month + 3.20%), 4.60%, 10/1/2026 (a) (b) (d)	29,000	29,145

Northwest Acquisitions ULC 7.13%, 11/1/2022 (c)	10,000	6,900

Novelis Corp.

6.25%, 8/15/2024 (c)	45,000	47,181

5.88%, 9/30/2026 (c)	25,000	25,312

NRG Energy, Inc.

7.25%, 5/15/2026	40,000	44,050

5.75%, 1/15/2028	12,000	12,870

5.25%, 6/15/2029 (c)	26,000	27,722

Nuance Communications, Inc. 5.63%, 12/15/2026	44,000	45,883

NuStar Logistics LP

6.00%, 6/1/2026	12,000	12,420

5.63%, 4/28/2027	30,000	30,225

Oasis Petroleum, Inc.

6.88%, 3/15/2022	5,000	4,972

6.25%, 5/1/2026 (c)	50,000	48,375

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Oceaneering International, Inc. 6.00%, 2/1/2028	14,000	13,860

OI European Group BV 4.00%, 3/15/2023 (c)	9,000	9,045

Outfront Media Capital LLC

5.25%, 2/15/2022	5,000	5,067

5.63%, 2/15/2024	25,000	25,719

5.88%, 3/15/2025	25,000	25,844

5.00%, 8/15/2027 (c)	15,000	15,355

Owens-Brockway Glass Container, Inc.

5.38%, 1/15/2025 (c)	11,000	11,468

6.38%, 8/15/2025 (c)	40,000	43,600

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (c)	12,000	11,790

Party City Holdings, Inc. 6.63%, 8/1/2026 (c)	24,000	23,280

PBF Holding Co. LLC

7.00%, 11/15/2023	10,000	10,375

7.25%, 6/15/2025	25,000	26,188

PBF Logistics LP 6.88%, 5/15/2023	15,000	15,469

PDC Energy, Inc. 6.13%, 9/15/2024	4,000	4,000

Peabody Energy Corp.

6.00%, 3/31/2022 (c)	15,000	15,356

6.38%, 3/31/2025 (c)	15,000	15,188

Penske Automotive Group, Inc. 5.50%, 5/15/2026	75,000	78,187

PetSmart, Inc.

7.13%, 3/15/2023 (c)	20,000	18,750

5.88%, 6/1/2025 (c)	116,000	112,520

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (c)	59,000	59,885

5.88%, 9/30/2027 (c)	39,000	40,414

Pitney Bowes, Inc.

4.95%, 4/1/2023 (i)	20,000	18,888

4.63%, 3/15/2024	2,000	1,805

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (a) (b) (d)	30,000	28,575

Plantronics, Inc. 5.50%, 5/31/2023 (c)	49,000	48,755

PNC Financial Services Group, Inc. (The) Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (a) (b) (d)	50,000	50,875

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (c) (j)	27,000	23,827

Post Holdings, Inc.

5.50%, 3/1/2025 (c)	40,000	41,300

5.00%, 8/15/2026 (c)	84,000	85,155

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

5.75%, 3/1/2027 (c)	20,000	20,650

5.50%, 12/15/2029 (c)	25,000	25,062

Prime Security Services Borrower LLC

9.25%, 5/15/2023 (c)	32,000	33,606

5.25%, 4/15/2024 (c)	31,000	31,542

5.75%, 4/15/2026 (c)	25,000	25,813

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (a) (b) (d)	25,000	25,689

Prudential Financial, Inc.

(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (b)	191,000	201,975

(ICE LIBOR USD 3 Month + 2.67%), 5.70%, 9/15/2048 (b)	49,000	52,648

QEP Resources, Inc.

5.38%, 10/1/2022	8,000	7,780

5.25%, 5/1/2023	10,000	9,625

Qorvo, Inc. 5.50%, 7/15/2026	30,000	31,749

Quicken Loans, Inc. 5.75%, 5/1/2025 (c)	74,000	76,196

Qwest Corp. 6.88%, 9/15/2033	13,000	12,979

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (c)	52,000	47,710

Radian Group, Inc.

4.50%, 10/1/2024	40,000	40,972

4.88%, 3/15/2027	12,000	12,075

Range Resources Corp. 5.00%, 8/15/2022	5,000	4,763

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (c)	19,000	19,541

8.25%, 11/15/2026 (c)	19,000	19,542

Revlon Consumer Products Corp. 6.25%, 8/1/2024	30,000	20,550

Reynolds Group Issuer, Inc.

5.75%, 10/15/2020	43,610	43,719

5.13%, 7/15/2023 (c)	25,000	25,469

Sabre GLBL, Inc. 5.38%, 4/15/2023 (c)	22,000	22,495

SBA Communications Corp. REIT, 4.00%, 10/1/2022	23,000	23,316

Scientific Games International, Inc.

10.00%, 12/1/2022	27,000	28,316

5.00%, 10/15/2025 (c)	134,000	135,340

8.25%, 3/15/2026 (c)	10,000	10,500

Sealed Air Corp. 5.13%, 12/1/2024 (c)	20,000	21,000

SemGroup Corp.

5.63%, 7/15/2022	10,000	9,858

5.63%, 11/15/2023	25,000	23,875

6.38%, 3/15/2025	20,000	19,400

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

7.25%, 3/15/2026	13,000	12,675

Sensata Technologies BV

4.88%, 10/15/2023 (c)	15,000	15,638

5.00%, 10/1/2025 (c)	18,000	18,765

Service Corp. International

5.38%, 5/15/2024	30,000	30,862

4.63%, 12/15/2027	5,000	5,106

5.13%, 6/1/2029	5,000	5,263

Sinclair Television Group, Inc.

5.63%, 8/1/2024 (c)	6,000	6,135

5.88%, 3/15/2026 (c)	25,000	25,555

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (c)	10,000	10,100

6.00%, 7/15/2024 (c)	10,000	10,278

5.38%, 4/15/2025 (c)	55,000	56,719

5.38%, 7/15/2026 (c)	32,000	33,160

5.00%, 8/1/2027 (c)	33,000	33,574

5.50%, 7/1/2029 (c)	21,000	21,529

SM Energy Co.

6.75%, 9/15/2026	15,000	14,063

6.63%, 1/15/2027	16,000	14,800

Solera LLC 10.50%, 3/1/2024 (c)	26,000	28,113

Sotheby’s 4.88%, 12/15/2025 (c)	30,000	30,488

Southwestern Energy Co. 6.20%, 1/23/2025 (i)	11,000	10,065

Spectrum Brands, Inc.

6.13%, 12/15/2024	18,000	18,540

5.75%, 7/15/2025	58,000	60,248

Springleaf Finance Corp.

7.75%, 10/1/2021	40,000	43,750

6.13%, 5/15/2022	5,000	5,363

5.63%, 3/15/2023	27,000	28,688

6.13%, 3/15/2024	20,000	21,500

6.88%, 3/15/2025	45,000	49,274

7.13%, 3/15/2026	32,000	34,970

6.63%, 1/15/2028	13,000	13,650

Sprint Capital Corp. 8.75%, 3/15/2032	63,000	72,923

Sprint Communications, Inc.

7.00%, 3/1/2020 (c)	25,000	25,625

6.00%, 11/15/2022	38,000	39,615

Sprint Corp.

7.88%, 9/15/2023	189,000	205,537

7.13%, 6/15/2024	51,000	54,075

7.63%, 2/15/2025	34,000	36,168

7.63%, 3/1/2026	12,000	12,792

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Sprint eWireless, Inc. 7.00%, 3/1/2020 (h)	25,000	—

SRC Energy, Inc. 6.25%, 12/1/2025	16,000	14,560

SS&C Technologies, Inc. 5.50%, 9/30/2027 (c)	62,000	64,325

Standard Industries, Inc.

6.00%, 10/15/2025 (c)	50,000	53,062

5.00%, 2/15/2027 (c)	18,000	18,225

4.75%, 1/15/2028 (c)	7,000	6,948

Staples, Inc.

7.50%, 4/15/2026 (c)	30,000	29,823

10.75%, 4/15/2027 (c)	20,000	19,900

State Street Corp.

Series F, (ICE LIBOR USD 3 Month + 3.60%), 5.25%, 9/15/2020 (a) (b) (d)	80,000	82,063

Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (a) (b) (d)	21,000	21,278

Station Casinos LLC 5.00%, 10/1/2025 (c)	33,000	33,083

Steel Dynamics, Inc.

5.25%, 4/15/2023	23,000	23,402

4.13%, 9/15/2025	20,000	19,900

5.00%, 12/15/2026	15,000	15,638

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (c)	16,000	16,840

Summit Materials LLC 5.13%, 6/1/2025 (c)	30,000	30,075

Summit Midstream Holdings LLC

5.50%, 8/15/2022	10,000	9,600

5.75%, 4/15/2025	35,000	30,625

Sunoco LP

4.88%, 1/15/2023	23,000	23,489

5.50%, 2/15/2026	8,000	8,330

6.00%, 4/15/2027 (c)	36,000	37,800

5.88%, 3/15/2028	3,000	3,109

SunTrust Banks, Inc.

(ICE LIBOR USD 3 Month + 3.86%), 5.63%, 12/15/2019 (a) (b) (d)	7,000	7,042

Series G, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 6/15/2022 (a) (b) (d)	40,000	39,602

Series H, (ICE LIBOR USD 3 Month + 2.79%), 5.13%, 12/15/2027 (a) (b) (d)	40,000	39,252

Symantec Corp. 5.00%, 4/15/2025 (c)	39,000	39,970

Talen Energy Supply LLC 6.50%, 6/1/2025	24,000	20,100

Tallgrass Energy Partners LP

5.50%, 9/15/2024 (c)	25,000	25,813

5.50%, 1/15/2028 (c)	5,000	5,056

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Targa Resources Partners LP

4.25%, 11/15/2023	15,000	14,991

5.13%, 2/1/2025	50,000	51,625

5.88%, 4/15/2026	2,000	2,120

6.50%, 7/15/2027 (c)	11,000	11,990

Team Health Holdings, Inc. 6.38%, 2/1/2025 (c)	85,000	65,025

TEGNA, Inc.

6.38%, 10/15/2023	60,000	61,800

5.50%, 9/15/2024 (c)	10,000	10,250

Teleflex, Inc. 5.25%, 6/15/2024	63,000	64,713

Tempur Sealy International, Inc.

5.63%, 10/15/2023	42,000	43,260

5.50%, 6/15/2026	64,000	66,400

Tenet Healthcare Corp.

6.00%, 10/1/2020	73,000	75,281

4.50%, 4/1/2021	20,000	20,275

4.38%, 10/1/2021	36,000	36,540

8.13%, 4/1/2022	4,000	4,200

4.63%, 7/15/2024	25,000	25,313

5.13%, 5/1/2025	57,000	57,285

6.25%, 2/1/2027 (c)	30,000	30,900

Tennant Co. 5.63%, 5/1/2025	50,000	51,625

Terraform Global Operating LLC 6.13%, 3/1/2026 (c)	15,000	15,075

TerraForm Power Operating LLC

4.25%, 1/31/2023 (c)	15,000	15,019

6.63%, 6/15/2025 (c) (i)	20,000	21,000

5.00%, 1/31/2028 (c)	19,000	19,071

T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	10,000	—

T-Mobile USA, Inc.

6.38%, 3/1/2025	50,000	51,925

6.38%, 3/1/2025 ‡	120,000	—

5.13%, 4/15/2025	10,000	10,408

4.50%, 2/1/2026	45,000	46,069

4.75%, 2/1/2028	72,000	74,181

4.75%, 2/1/2028 ‡	10,000	—

Toll Brothers Finance Corp.

5.88%, 2/15/2022	6,000	6,375

4.88%, 11/15/2025	15,000	15,656

TransDigm, Inc. 6.25%, 3/15/2026 (c)	59,000	61,729

TransMontaigne Partners LP 6.13%, 2/15/2026	9,000	8,663

Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024 (c)	3,750	4,003

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Transocean Pontus Ltd. 6.13%, 8/1/2025 (c)	39,690	40,881

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (c)	50,000	52,844

Transocean Proteus Ltd. 6.25%, 12/1/2024 (c)	25,500	26,297

Transocean, Inc.

9.00%, 7/15/2023 (c)	19,000	20,235

7.25%, 11/1/2025 (c)	13,000	12,318

7.50%, 1/15/2026 (c)	25,000	23,812

7.50%, 4/15/2031	32,000	27,200

6.80%, 3/15/2038	7,000	5,250

9.35%, 12/15/2041 (i)	26,000	23,530

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (c)	46,000	44,275

Tronox, Inc. 6.50%, 4/15/2026 (c)	32,000	31,671

Tutor Perini Corp. 6.88%, 5/1/2025 (c)	14,000	13,405

Twin River Worldwide Holdings, Inc. 6.75%, 6/1/2027 (c)	31,000	32,317

Ultra Resources, Inc. 9.00%, 7/12/2024	87,000	33,060

Unit Corp. 6.63%, 5/15/2021	28,000	25,200

United Continental Holdings, Inc.

5.00%, 2/1/2024	33,000	34,155

4.88%, 1/15/2025	21,000	21,525

United Rentals North America, Inc.

5.50%, 7/15/2025	15,000	15,619

4.63%, 10/15/2025	50,000	50,812

5.88%, 9/15/2026	32,000	34,080

6.50%, 12/15/2026	52,000	56,290

5.50%, 5/15/2027	10,000	10,525

4.88%, 1/15/2028	27,000	27,540

United States Steel Corp.

6.88%, 8/15/2025	13,000	12,220

6.25%, 3/15/2026	27,000	24,030

Univar USA, Inc. 6.75%, 7/15/2023 (c)	10,000	10,188

Univision Communications, Inc.

5.13%, 5/15/2023 (c)	15,000	14,663

5.13%, 2/15/2025 (c)	12,000	11,415

USA Compression Partners LP

6.88%, 4/1/2026	7,000	7,402

6.88%, 9/1/2027 (c)	3,000	3,150

Vertiv Group Corp. 9.25%, 10/15/2024 (c)	104,000	99,580

Viacom, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (b)	81,000	82,660

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (b)	46,000	47,610

Vistra Energy Corp. 5.88%, 6/1/2023	35,000	35,788

Vistra Operations Co. LLC 5.50%, 9/1/2026 (c)	20,000	21,125

VOC Escrow Ltd. 5.00%, 2/15/2028 (c)	18,000	18,248

Voya Financial, Inc. (ICE LIBOR USD 3 Month + 3.58%), 5.65%, 5/15/2053 (b)	49,000	50,811

W&T Offshore, Inc. 9.75%, 11/1/2023 (c)	55,000	52,663

WellCare Health Plans, Inc. 5.25%, 4/1/2025	28,000	29,190

Wells Fargo & Co.

Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (a) (b) (d)	149,000	155,891

Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (a) (b) (d)	30,000	32,611

WESCO Distribution, Inc. 5.38%, 6/15/2024	20,000	20,500

Western Digital Corp. 4.75%, 2/15/2026	34,000	33,356

Whiting Petroleum Corp.

5.75%, 3/15/2021	61,000	60,847

6.63%, 1/15/2026	37,000	35,682

William Carter Co. (The) 5.63%, 3/15/2027 (c)	13,000	13,617

Windstream Services LLC 8.63%, 10/31/2025 (c) (i)	20,000	20,400

WMG Acquisition Corp.

5.00%, 8/1/2023 (c)	20,000	20,400

5.50%, 4/15/2026 (c)	57,000	58,847

WPX Energy, Inc. 5.75%, 6/1/2026	6,000	6,210

Wyndham Destinations, Inc.

4.25%, 3/1/2022	2,000	2,030

5.40%, 4/1/2024 (i)	10,000	10,475

6.35%, 10/1/2025 (i)	12,000	13,065

5.75%, 4/1/2027 (i)	11,000	11,481

Wynn Las Vegas LLC 5.50%, 3/1/2025 (c)	25,000	25,820

Xerox Corp. 4.12%, 3/15/2023 (i)	45,000	45,806

XPO Logistics, Inc.

6.13%, 9/1/2023 (c)	40,000	41,450

6.75%, 8/15/2024 (c)	52,000	55,445

Zayo Group LLC 6.38%, 5/15/2025	50,000	50,997

		20,982,066

Total Corporate Bonds (Cost $24,428,352)		24,677,692

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 27.2%

Australia — 0.8%

Adelaide Brighton Ltd.	4,029	11,448

AGL Energy Ltd.	1,165	16,384

Alumina Ltd.	7,931	13,018

Bank of Queensland Ltd.	2,290	15,334

BHP Group plc	1,746	44,653

CSR Ltd.	2,214	6,090

Dexus, REIT	9,045	82,515

Goodman Group, REIT	15,683	165,766

IOOF Holdings Ltd.	2,452	8,918

Mirvac Group, REIT	47,890	105,422

Rio Tinto plc	1,998	123,662

Sonic Healthcare Ltd.	458	8,727

Wesfarmers Ltd.	730	18,557

Woodside Petroleum Ltd.	583	14,953

		635,447

Austria — 0.1%

Erste Group Bank AG	1,721	63,822

OMV AG	267	13,015

		76,837

Belgium — 0.2%

Ageas	182	9,471

KBC Group NV	230	15,094

Proximus SADP	450	13,300

Shurgard Self Storage SA	1,606	58,073

Telenet Group Holding NV	170	9,473

Warehouses De Pauw CVA, REIT, CVA	397	66,811

		172,222

Brazil — 0.3%

Ambev SA *	18,140	84,465

BB Seguridade Participacoes SA	9,553	80,978

Itau Unibanco Holding SA (Preference)	9,083	85,651

		251,094

Canada — 0.6%

Allied Properties, REIT	3,790	137,095

BCE, Inc.	350	15,924

Canadian Utilities Ltd., Class A	439	12,390

Enbridge, Inc.	456	16,470

Fortis, Inc.	397	15,676

Hydro One Ltd. (f)	909	15,854

IGM Financial, Inc.	247	7,052

Inter Pipeline Ltd.	1,041	16,193

Nutrien Ltd.	291	15,566

Pembina Pipeline Corp.	428	15,933

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Canada — continued

Power Corp. of Canada	743	16,006

Power Financial Corp.	687	15,801

Rogers Communications, Inc., Class B	302	16,166

Shaw Communications, Inc., Class B	771	15,731

TC Energy Corp.	2,237	110,898

TELUS Corp.	426	15,748

Thomson Reuters Corp.	237	15,289

		473,792

Chile — 0.0% (e)

Banco Santander Chile, ADR	768	22,979

China — 1.3%

China Construction Bank Corp., Class H	84,000	72,408

China Construction Bank Corp., Class H	57,000	49,107

China Life Insurance Co. Ltd., Class H	11,000	27,188

China Mobile Ltd.	7,500	68,278

China Overseas Land & Investment Ltd.	32,000	118,103

China Pacific Insurance Group Co. Ltd., Class H	26,200	102,474

China Petroleum & Chemical Corp., Class H	52,000	35,423

CNOOC Ltd.	35,000	59,702

Fuyao Glass Industry Group Co. Ltd., Class A	14,800	49,078

Guangdong Investment Ltd.	14,000	27,681

Henan Shuanghui Investment & Development Co. Ltd., Class A	2,300	8,348

Huayu Automotive Systems Co. Ltd., Class A	23,300	73,391

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	17,411	84,870

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	2,700	47,920

Midea Group Co. Ltd., Class A	12,600	95,495

Ping An Insurance Group Co. of China Ltd., Class H	12,000	144,299

SAIC Motor Corp. Ltd., Class A	6,503	24,173

		1,087,938

Czech Republic — 0.1%

Komercni banka A/S	1,654	65,906

Moneta Money Bank A/S (f)	2,931	10,045

		75,951

Denmark — 0.1%

Novo Nordisk A/S, Class B	865	44,182

Pandora A/S	173	6,154

Tryg A/S	328	10,673

		61,009

INVESTMENTS	SHARES	VALUE($)

Finland — 0.1%

Elisa OYJ	208	10,149

Fortum OYJ	723	15,979

Kone OYJ, Class B	201	11,870

Metso OYJ	370	14,562

Neste OYJ	366	12,443

Nordea Bank Abp	2,139	15,532

Orion OYJ, Class B	480	17,602

Sampo OYJ, Class A	249	11,754

		109,891

France — 2.0%

Airbus SE	23	3,258

Airbus SE	795	112,510

Amundi SA (f)	189	13,196

Atos SE	150	12,532

AXA SA	984	25,841

Bouygues SA	341	12,628

Capgemini SE	480	59,680

Casino Guichard Perrachon SA	457	15,590

Cie de Saint-Gobain	284	11,090

Cie Generale des Etablissements Michelin SCA	137	17,322

CNP Assurances	573	13,006

Covivio, REIT	916	95,878

Danone SA	280	23,708

Eiffage SA	129	12,749

Engie SA	2,340	35,483

Eutelsat Communications SA	1,070	19,983

Gecina SA, REIT	92	13,767

ICADE, REIT	132	12,098

Klepierre SA, REIT	287	9,615

LVMH Moet Hennessy Louis Vuitton SE	291	123,712

Orange SA	4,718	74,417

Peugeot SA	487	11,986

Publicis Groupe SA	279	14,726

Renault SA	145	9,116

Rexel SA	703	8,923

Sanofi	1,859	160,659

Schneider Electric SE	2,095	189,562

SCOR SE	175	7,672

Societe BIC SA	140	10,664

Societe Generale SA	621	15,674

Suez	653	9,423

TOTAL SA	4,180	234,472

Veolia Environnement SA	681	16,583

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

France — continued

Vinci SA	2,284	233,255

		1,640,778

Germany — 1.1%

Allianz SE (Registered)	883	212,959

Aroundtown SA	7,380	60,886

Bayer AG (Registered)	250	17,340

Daimler AG (Registered)	406	22,643

Deutsche Post AG (Registered)	468	15,396

Deutsche Telekom AG (Registered)	6,356	110,115

E.ON SE	1,376	14,930

Evonik Industries AG	414	12,063

Hannover Rueck SE	63	10,187

HeidelbergCement AG	179	14,486

HOCHTIEF AG	47	5,724

METRO AG	682	12,462

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	479	120,065

ProSiebenSat.1 Media SE	951	14,898

RWE AG	620	15,299

Telefonica Deutschland Holding AG	5,666	15,830

TUI AG	1,676	16,456

Volkswagen AG (Preference)	371	62,490

Vonovia SE	2,089	99,791

		854,020

Hong Kong — 0.6%

Hang Seng Bank Ltd.	3,500	87,117

HKT Trust & HKT Ltd.	79,000	125,401

Hong Kong Exchanges & Clearing Ltd.	1,600	56,544

Sun Hung Kai Properties Ltd.	3,500	59,378

VTech Holdings Ltd.	700	6,274

WH Group Ltd. (f)	34,500	34,996

Wharf Real Estate Investment Co. Ltd.	9,000	63,427

Yue Yuen Industrial Holdings Ltd.	4,500	12,343

		445,480

Hungary — 0.1%

OTP Bank Nyrt.	1,943	77,373

India — 0.1%

Infosys Ltd., ADR	8,967	95,947

Indonesia — 0.1%

Telekomunikasi Indonesia Persero Tbk. PT, ADR	3,620	105,849

INVESTMENTS	SHARES	VALUE($)

Ireland — 0.0% (e)

AIB Group plc	2,876	11,760

Smurfit Kappa Group plc	411	12,454

		24,214

Italy — 0.4%

Assicurazioni Generali SpA	958	18,037

Enel SpA	18,057	125,961

Eni SpA	1,936	32,190

FinecoBank Banca Fineco SpA	3,419	38,141

Intesa Sanpaolo SpA	7,301	15,630

Mediobanca Banca di Credito Finanziario SpA	1,202	12,395

Poste Italiane SpA (f)	1,286	13,551

Snam SpA	2,962	14,735

Terna Rete Elettrica Nazionale SpA	1,702	10,845

		281,485

Japan — 1.1%

Aoyama Trading Co. Ltd.	500	9,816

Aozora Bank Ltd.	700	16,831

FANUC Corp.	100	18,581

Invesco Office J-Reit, Inc., REIT	253	42,330

Japan Hotel REIT Investment Corp., REIT	109	87,820

Japan Tobacco, Inc.	400	8,817

JFE Holdings, Inc.	1,100	16,197

JXTG Holdings, Inc.	14,300	71,270

Kansai Electric Power Co., Inc. (The)	1,400	16,049

KDDI Corp.	700	17,813

Kenedix Office Investment Corp., REIT	8	57,249

Kenedix Retail REIT Corp., REIT	12	29,483

Lawson, Inc.	200	9,608

Matsui Securities Co. Ltd.	1,200	11,335

Miraca Holdings, Inc.	300	6,836

Mitsubishi Chemical Holdings Corp.	900	6,301

Mitsubishi Electric Corp.	4,100	54,202

Mitsui Fudosan Co. Ltd.	1,600	38,887

Mitsui Fudosan Logistics Park, Inc., REIT	7	23,806

Nippon Accommodations Fund, Inc., REIT	9	50,435

Nippon Prologis REIT, Inc., REIT	21	48,507

Nissan Motor Co. Ltd.	2,300	16,474

NTT DOCOMO, Inc.	800	18,666

Orix JREIT, Inc., REIT	23	41,965

Tohoku Electric Power Co., Inc.	1,200	12,143

Tokio Marine Holdings, Inc.	1,100	55,193

Tokyo Electron Ltd.	100	14,055

Toyota Motor Corp.	1,300	80,683

		881,352

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Macau — 0.1%

Sands China Ltd.	11,600	55,414

Mexico — 0.3%

Bolsa Mexicana de Valores SAB de CV	8,835	16,672

Fibra Uno Administracion SA de CV, REIT	36,729	48,720

Kimberly-Clark de Mexico SAB de CV, Class A *	39,604	73,559

Wal-Mart de Mexico SAB de CV	25,184	68,741

		207,692

Netherlands — 0.3%

ABN AMRO Bank NV, CVA (f)	512	10,955

Aegon NV	2,931	14,560

Akzo Nobel NV	573	53,845

Eurocommercial Properties NV, REIT, CVA	1,210	32,333

ING Groep NV	1,789	20,723

Koninklijke Ahold Delhaize NV	648	14,547

Koninklijke KPN NV	4,313	13,244

NN Group NV	375	15,075

Randstad NV	224	12,294

Royal Dutch Shell plc, Class B	2,852	93,451

		281,027

New Zealand — 0.0% (e)

Contact Energy Ltd.	1,350	7,263

Spark New Zealand Ltd.	5,216	14,033

		21,296

Norway — 0.3%

Aker BP ASA	887	25,582

DNB ASA	900	16,770

Equinor ASA	878	17,417

Gjensidige Forsikring ASA	649	13,081

Mowi ASA	355	8,307

Norsk Hydro ASA	13,293	47,612

Telenor ASA	6,753	143,476

		272,245

Peru — 0.0% (e)

Southern Copper Corp.	403	15,657

Portugal — 0.0% (e)

EDP — Energias de Portugal SA	3,855	14,651

Russia — 0.4%

Alrosa PJSC	25,418	34,591

Evraz plc	3,394	28,738

Moscow Exchange MICEX-RTS PJSC	51,294	73,133

Sberbank of Russia PJSC	48,913	184,150

Severstal PJSC, GDR (f)	1,066	18,043

INVESTMENTS	SHARES	VALUE($)

Russia — continued

Severstal PJSC, GDR (f)	60	1,011

		339,666

Singapore — 0.2%

Ascendas, REIT	27,620	63,732

DBS Group Holdings Ltd.	3,900	74,919

StarHub Ltd.	5,200	5,926

		144,577

South Africa — 0.4%

Absa Group Ltd.	5,429	67,890

Anglo American plc	784	22,398

AVI Ltd.	4,845	31,426

Bid Corp. Ltd.	1,640	35,712

FirstRand Ltd.	11,545	56,230

Investec plc	1,442	9,374

SPAR Group Ltd. (The)	1,788	23,752

Vodacom Group Ltd.	4,112	34,940

		281,722

South Korea — 0.4%

KT&G Corp.	716	61,100

Orange Life Insurance Ltd. (f)	316	8,663

Samsung Electronics Co. Ltd.	3,913	159,339

Samsung Fire & Marine Insurance Co. Ltd.	206	47,814

SK Telecom Co. Ltd., ADR	831	20,567

		297,483

Spain — 0.6%

Acerinox SA	556	5,590

ACS Actividades de Construccion y Servicios SA	230	9,202

Aena SME SA (f)	84	16,649

Banco Bilbao Vizcaya Argentaria SA	4,025	22,450

Enagas SA	463	12,356

Endesa SA	542	13,941

Iberdrola SA	17,572	174,950

Industria de Diseno Textil SA	1,930	58,068

Inmobiliaria Colonial Socimi SA, REIT	1,425	15,871

Mapfre SA	2,995	8,758

Merlin Properties Socimi SA, REIT	5,291	73,341

Naturgy Energy Group SA	1,032	28,441

Red Electrica Corp. SA	666	13,872

Repsol SA	1,095	17,184

Telefonica SA	2,767	22,754

		493,427

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Sweden — 0.3%

Autoliv, Inc.	169	11,916

Boliden AB	460	11,787

Electrolux AB, Series B	450	11,535

Hennes & Mauritz AB, Class B	749	13,307

Lundin Petroleum AB	402	12,525

Sandvik AB	917	16,851

Skandinaviska Enskilda Banken AB, Class A	1,715	15,879

Skanska AB, Class B	512	9,251

SKF AB, Class B	583	10,733

Svenska Handelsbanken AB, Class A	7,214	71,193

Swedbank AB, Class A	1,037	15,611

Swedish Match AB	277	11,711

Tele2 AB, Class B	1,046	15,277

Telia Co. AB	3,116	13,814

Volvo AB, Class B	2,159	34,306

		275,696

Switzerland — 1.1%

Adecco Group AG (Registered)	224	13,462

LafargeHolcim Ltd. (Registered) *	361	17,652

Nestle SA (Registered)	848	87,787

Novartis AG (Registered)	3,320	303,089

OC Oerlikon Corp. AG (Registered)	1,310	16,008

Roche Holding AG	739	207,798

Swiss Life Holding AG (Registered)	26	12,890

Swiss Re AG	1,651	167,770

Swisscom AG (Registered)	24	12,055

Zurich Insurance Group AG	78	27,140

		865,651

Taiwan — 1.0%

Asustek Computer, Inc.	4,000	28,711

Chicony Electronics Co. Ltd.	4,035	9,946

Delta Electronics, Inc.	9,000	45,742

MediaTek, Inc.	5,000	50,644

Mega Financial Holding Co. Ltd.	49,000	48,772

Novatek Microelectronics Corp.	8,000	44,641

President Chain Store Corp.	3,000	29,033

Quanta Computer, Inc.	27,000	52,555

Taiwan Mobile Co. Ltd.	20,000	78,881

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	9,352	366,318

Vanguard International Semiconductor Corp.	20,000	42,114

		797,357

INVESTMENTS	SHARES	VALUE($)

Thailand — 0.2%

Siam Cement PCL (The) (Registered)	3,500	53,871

Siam Commercial Bank PCL (The)	18,000	81,883

Thai Oil PCL	12,700	27,586

		163,340

Turkey — 0.0% (e)

Tofas Turk Otomobil Fabrikasi A/S	2,752	9,160

Tupras Turkiye Petrol Rafinerileri A/S	1,075	21,323

		30,483

United Arab Emirates — 0.1%

Emaar Development PJSC	8,273	9,032

First Abu Dhabi Bank PJSC	9,811	39,769

		48,801

United Kingdom — 1.9%

3i Group plc	1,031	14,587

Admiral Group plc	473	13,263

AstraZeneca plc	457	37,361

Aviva plc	2,660	14,089

Barratt Developments plc	3,916	28,497

Berkeley Group Holdings plc	269	12,749

BP plc	18,113	126,189

British American Tobacco plc	916	31,983

BT Group plc	6,062	15,157

Centrica plc	13,698	15,270

Diageo plc	3,549	152,750

Direct Line Insurance Group plc	2,249	9,480

Fiat Chrysler Automobiles NV	898	12,463

G4S plc	3,428	9,069

GlaxoSmithKline plc	2,671	53,540

GVC Holdings plc	837	6,938

Hammerson plc, REIT	3,384	11,915

Imperial Brands plc	653	15,323

Janus Henderson Group plc	743	15,900

John Wood Group plc	2,882	16,594

Land Securities Group plc, REIT	674	7,140

Legal & General Group plc	5,012	17,171

Lloyds Banking Group plc	36,269	26,049

Meggitt plc	985	6,562

Micro Focus International plc	1,065	28,009

National Grid plc	2,019	21,472

NewRiver REIT plc, REIT	10,975	24,837

Next plc	205	14,356

Persimmon plc	1,123	28,530

Prudential plc	5,922	129,283

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United Kingdom — continued

RELX plc	915	22,193

Royal Bank of Scotland Group plc	4,950	13,806

Royal Mail plc	5,905	15,891

Safestore Holdings plc, REIT	6,442	50,191

Schroders plc	167	6,478

Segro plc, REIT	9,003	83,588

Severn Trent plc	504	13,111

SSE plc	1,099	15,664

Standard Chartered plc	1,440	13,063

Standard Life Aberdeen plc	2,906	10,873

Taylor Wimpey plc	50,558	101,452

Tritax Big Box REIT plc, REIT	25,402	49,814

Tritax EuroBox plc, REIT (f)	19,394	23,597

Unilever plc	984	61,082

UNITE Group plc (The), REIT	5,058	62,587

United Utilities Group plc	1,251	12,452

Vodafone Group plc	9,620	15,768

Workspace Group plc, REIT	3,177	35,263

WPP plc	1,024	12,899

		1,536,298

United States — 10.5%

3M Co.	93	16,121

AbbVie, Inc.	204	14,835

AES Corp.	928	15,553

AGNC Investment Corp., REIT	942	15,844

Alliant Energy Corp.	202	9,914

Altria Group, Inc.	338	16,004

American Electric Power Co., Inc.	172	15,138

Americold Realty Trust, REIT	2,103	68,179

Amgen, Inc.	87	16,032

Analog Devices, Inc.	561	63,320

Annaly Capital Management, Inc., REIT	1,733	15,822

AT&T, Inc.	520	17,425

Automatic Data Processing, Inc.	614	101,513

AvalonBay Communities, Inc., REIT	1,199	243,613

Avangrid, Inc.	300	15,150

Avaya Holdings Corp. *	1,873	22,307

Brandywine Realty Trust, REIT	4,472	64,039

Bristol-Myers Squibb Co.	2,528	114,645

Brixmor Property Group, Inc., REIT	3,284	58,718

Broadcom, Inc.	60	17,272

Camden Property Trust, REIT	732	76,413

Cardinal Health, Inc.	354	16,673

Carnival Corp.	335	15,594

INVESTMENTS	SHARES	VALUE($)

United States — continued

CenterPoint Energy, Inc.	521	14,916

CenturyLink, Inc.	1,371	16,123

CF Industries Holdings, Inc.	339	15,835

Chevron Corp.	843	104,903

Cisco Systems, Inc.	889	48,655

Citigroup, Inc.	1,471	103,014

Clear Channel Outdoor Holdings, Inc. *	2,888	13,631

CNA Financial Corp.	329	15,486

Coca-Cola Co. (The)	7,352	374,364

Comcast Corp., Class A	2,841	120,118

Consolidated Edison, Inc.	179	15,695

Coty, Inc., Class A	1,209	16,201

CVS Health Corp.	525	28,607

Diamondback Energy, Inc.	242	26,371

Digital Realty Trust, Inc., REIT	1,988	234,167

Dominion Energy, Inc.	205	15,851

Douglas Emmett, Inc., REIT	2,008	79,999

DTE Energy Co.	119	15,218

Duke Energy Corp.	180	15,883

DuPont de Nemours, Inc.	571	42,865

Eastman Chemical Co.	208	16,189

Eaton Corp. plc	1,597	132,998

Edison International	243	16,381

Eli Lilly & Co.	644	71,349

Emerson Electric Co.	165	11,009

Entergy Corp.	150	15,440

EOG Resources, Inc.	349	32,513

Equinix, Inc., REIT	244	123,047

Equity LifeStyle Properties, Inc., REIT	878	106,537

Essex Property Trust, Inc., REIT	392	114,437

Evergy, Inc.	255	15,338

Exelon Corp.	312	14,957

Federal Realty Investment Trust, REIT	664	85,497

FirstEnergy Corp.	357	15,283

Ford Motor Co.	1,599	16,358

Gap, Inc. (The)	852	15,310

General Motors Co.	434	16,722

Gilead Sciences, Inc.	233	15,741

Goodyear Tire & Rubber Co. (The)	1,042	15,943

Harley-Davidson, Inc.	424	15,192

Healthcare Trust of America, Inc., Class A, REIT	3,195	87,639

Helmerich & Payne, Inc.	304	15,388

Highwoods Properties, Inc., REIT	1,584	65,419

Home Depot, Inc. (The)	331	68,838

Hospitality Properties Trust, REIT	624	15,600

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United States — continued

iHeartMedia, Inc., Class A *	144	2,167

Intercontinental Exchange, Inc.	863	74,166

International Business Machines Corp.	716	98,736

International Flavors & Fragrances, Inc.	109	15,815

International Paper Co.	358	15,509

Invesco Ltd.	755	15,447

Invitation Homes, Inc., REIT	5,198	138,943

Iron Mountain, Inc., REIT	3,726	116,624

Johnson & Johnson	76	10,585

Johnson Controls International plc	398	16,441

Kellogg Co.	280	15,000

Kilroy Realty Corp., REIT	1,172	86,505

Kimco Realty Corp., REIT	822	15,191

Kohl’s Corp.	327	15,549

Kraft Heinz Co. (The)	504	15,644

L Brands, Inc.	644	16,808

Las Vegas Sands Corp.	269	15,895

Leggett & Platt, Inc.	406	15,578

LyondellBasell Industries NV, Class A	184	15,848

Macerich Co. (The), REIT	460	15,405

Macy’s, Inc.	697	14,958

Marathon Petroleum Corp.	1,379	77,059

Maxim Integrated Products, Inc.	152	9,093

MDU Resources Group, Inc.	594	15,325

Merck & Co., Inc.	3,380	283,413

Microsoft Corp.	302	40,456

Mid-America Apartment Communities, Inc., REIT	1,274	150,026

Morgan Stanley	1,830	80,172

New York Community Bancorp, Inc.	1,653	16,497

Newell Brands, Inc.	1,030	15,883

Newmont Goldcorp Corp.	425	16,350

NextEra Energy, Inc.	755	154,669

Nielsen Holdings plc	664	15,006

Nordstrom, Inc.	465	14,815

Norfolk Southern Corp.	489	97,472

Nucor Corp.	294	16,199

Occidental Petroleum Corp.	316	15,888

ONEOK, Inc.	231	15,895

PACCAR, Inc.	223	15,980

Packaging Corp. of America	163	15,537

Park Hotels & Resorts, Inc., REIT	5,177	142,678

Pebblebrook Hotel Trust, REIT	1,555	43,820

PepsiCo, Inc.	431	56,517

Pfizer, Inc.	8,639	374,241

INVESTMENTS	SHARES	VALUE($)

United States — continued

Philip Morris International, Inc.	2,638	207,162

Pinnacle West Capital Corp.	160	15,054

PPL Corp.	501	15,536

Prologis, Inc., REIT	4,359	349,156

Public Service Enterprise Group, Inc.	257	15,117

Public Storage, REIT	820	195,299

QUALCOMM, Inc.	223	16,964

Rexford Industrial Realty, Inc., REIT	2,407	97,171

Schlumberger Ltd.	412	16,373

Seagate Technology plc	341	16,068

Southern Co. (The)	285	15,755

Steel Dynamics, Inc.	543	16,399

Sunstone Hotel Investors, Inc., REIT	3,605	49,425

Tapestry, Inc.	505	16,024

Targa Resources Corp.	409	16,057

Texas Instruments, Inc.	1,409	161,697

United Parcel Service, Inc., Class B	1,459	150,671

UnitedHealth Group, Inc.	321	78,327

Ventas, Inc., REIT	3,367	230,134

VEREIT, Inc., REIT	1,636	14,740

Verizon Communications, Inc.	5,503	314,386

VICI Properties, Inc., REIT	2,750	60,610

VMware, Inc., Class A	91	15,216

Vornado Realty Trust, REIT	2,400	153,840

Walt Disney Co. (The)	812	113,388

Western Digital Corp.	396	18,830

Westrock Co.	424	15,463

Williams Cos., Inc. (The)	576	16,151

Xcel Energy, Inc.	2,865	170,439

		8,468,408

Total Common Stocks (Cost $20,102,523)		21,984,549

Investment Companies — 17.5%

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (k)	287,516	2,360,508

JPMorgan Equity Income Fund Class R6 Shares (k)	277,200	5,028,408

JPMorgan Floating Rate Income Fund Class R6 Shares (k)	173,889	1,589,348

JPMorgan Managed Income Fund Class L Shares (k)	511,191	5,137,472

Total Investment Companies (Cost $13,454,345)		14,115,736

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — 5.2%

United States — 5.2%

FHLMC Gold Pools, 30 Year

Pool # G67700, 3.50%, 8/1/2046	150,537	156,775

Pool # G60852, 4.00%, 8/1/2046	50,305	53,254

Pool # G67702, 4.00%, 1/1/2047	35,658	37,748

Pool # G61096, 3.50%, 2/1/2047	139,942	145,034

Pool # G67703, 3.50%, 4/1/2047	339,096	352,947

Pool # G67704, 4.00%, 8/1/2047	19,775	21,068

Pool # G67705, 4.00%, 10/1/2047	25,234	26,733

Pool # Q52307, 3.50%, 11/1/2047	35,696	37,046

Pool # G67706, 3.50%, 12/1/2047	335,731	349,445

Pool # Q53751, 3.50%, 1/1/2048	154,579	159,046

Pool # G67708, 3.50%, 3/1/2048	466,151	481,893

Pool # G67714, 4.00%, 7/1/2048	46,335	49,061

FNMA, Other

Pool # AN6368, 3.09%, 9/1/2029	30,000	31,381

Pool # AN7845, 3.08%, 12/1/2029	30,000	31,262

Pool # AN8281, 3.19%, 2/1/2030	20,000	20,949

Pool # AN8572, 3.55%, 4/1/2030	20,000	21,545

Pool # AN9116, 3.61%, 5/1/2030	13,000	14,149

Pool # AN3747, 2.87%, 2/1/2032	12,000	12,144

Pool # AN6122, 3.06%, 8/1/2032	20,000	20,465

Pool # BM3226, 3.44%, 10/1/2032	19,864	21,290

Pool # AN7633, 3.13%, 12/1/2032	10,000	10,292

Pool # AN8095, 3.24%, 1/1/2033	18,000	18,736

UMBS, 20 Year

Pool # BM3100, 4.00%, 11/1/2037	25,139	26,450

Pool # BM3569, 3.50%, 2/1/2038	61,371	63,744

Pool # BM3791, 3.50%, 4/1/2038	45,523	47,126

UMBS, 30 Year

Pool # AS4085, 4.00%, 12/1/2044	21,165	22,393

Pool # BM1909, 4.00%, 2/1/2045	38,900	41,242

Pool # AL7941, 4.00%, 12/1/2045	131,150	138,758

Pool # MA2670, 3.00%, 7/1/2046	69,483	70,376

Pool # AS8295, 3.00%, 11/1/2046	40,083	40,904

Pool # MA2863, 3.00%, 1/1/2047	191,649	193,878

Pool # MA2920, 3.00%, 3/1/2047	76,136	77,084

Pool # BM3567, 4.00%, 9/1/2047	255,770	270,797

Pool # BM4028, 3.50%, 10/1/2047	36,285	37,717

Pool # BM3357, 3.50%, 11/1/2047	70,888	73,584

Pool # BM3778, 3.50%, 12/1/2047	227,363	236,780

Pool # CA0906, 3.50%, 12/1/2047	125,423	130,496

Pool # MA3210, 3.50%, 12/1/2047	26,542	27,333

Pool # BH9215, 3.50%, 1/1/2048	41,014	42,217

Pool # CA0995, 3.50%, 1/1/2048	144,791	150,175

Pool # BM3788, 3.50%, 3/1/2048	291,536	302,538

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Pool # BM5483, 3.50%, 4/1/2048	43,494	44,765

Pool # BM5897, 3.50%, 5/1/2048	49,224	50,586

Total Mortgage-Backed Securities (Cost $4,002,411)		4,161,206

Asset-Backed Securities — 4.6%

United States — 4.6%

ABFC Trust Series 2003-OPT1, Class M1, 3.44%, 2/25/2033 ‡ (l)	157,117	155,896

ACC Trust Series 2019-1, Class B, 4.47%, 10/20/2022 (c)	100,000	102,513

ACE Securities Corp. Home Equity Loan Trust Series 2003-HE1, Class M1, 3.38%, 11/25/2033 (l)	93,402	92,723

American Credit Acceptance Receivables Trust

Series 2018-3, Class D, 4.14%, 10/15/2024 (c)	14,000	14,345

Series 2019-1, Class E, 4.84%, 4/14/2025 (c)	100,000	103,102

AmeriCredit Automobile Receivables Trust

Series 2019-1, Class C, 3.36%, 2/18/2025	15,000	15,364

Series 2019-1, Class D, 3.62%, 3/18/2025	15,000	15,404

AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1997-1, Class A7, 7.61%, 3/25/2027 ‡	14,206	14,203

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2003-HE6, Class M2, 4.88%, 11/25/2033 ‡ (l)	72,312	72,643

Bayview Opportunity Master Fund Trust Series 2018-RN5, Class A1, 3.82%, 4/28/2033 ‡ (c) (i)	17,139	17,192

Bear Stearns Asset-Backed Securities Trust Series 2004-HE5, Class M2, 4.28%, 7/25/2034 ‡ (l)	15,237	15,499

Conn’s Receivables Funding LLC

Series 2018-A, Class C, 6.02%, 1/15/2023 ‡ (c)	58,072	58,570

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (c)	100,000	100,581

Series 2019-A, Class C, 5.29%, 10/16/2023 ‡ (c)	100,000	100,534

Countrywide Asset-Backed Certificates

Series 2004-2, Class M1, 3.15%, 5/25/2034 ‡ (l)	18,146	18,150

Series 2006-19, Class 2A2, 2.56%, 3/25/2037 ‡ (l)	81,307	81,111

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

United States — continued

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M5, 4.73%, 5/25/2034 (l)	44,010	41,476

Series 2004-5, Class M3, 4.13%, 7/25/2034 ‡ (l)	70,251	70,998

Drive Auto Receivables Trust

Series 2018-4, Class D, 4.09%, 1/15/2026	15,000	15,410

Series 2019-1, Class D, 4.09%, 6/15/2026	35,000	36,214

Driven Brands Funding LLC Series 2019-1A, Class A2, 4.64%, 4/20/2049 (c)	49,875	52,003

DT Auto Owner Trust

Series 2018-3A, Class D, 4.19%, 7/15/2024 (c)	45,000	46,372

Series 2019-1A, Class D, 3.87%, 11/15/2024 (c)	80,000	81,823

Series 2017-4A, Class E, 5.15%, 11/15/2024 (c)	100,000	103,757

Exeter Automobile Receivables Trust

Series 2018-4A, Class C, 3.97%, 9/15/2023 (c)	20,000	20,427

Series 2018-3A, Class E, 5.43%, 8/15/2024 (c)	10,000	10,369

Series 2018-4A, Class D, 4.35%, 9/16/2024 (c)	10,000	10,367

Series 2019-1A, Class C, 3.82%, 12/16/2024 (c)	25,000	25,612

Series 2019-1A, Class D, 4.13%, 12/16/2024 (c)	45,000	46,513

Series 2018-4A, Class E, 5.38%, 7/15/2025 (c)	10,000	10,400

Series 2019-1A, Class E, 5.20%, 1/15/2026 (c)	65,000	67,508

Series 2019-2A, Class E, 4.68%, 5/15/2026 (c)	220,000	224,692

FREED ABS Trust

Series 2019-1, Class A, 3.42%, 6/18/2026 (c)	88,799	89,052

Series 2019-1, Class B, 3.87%, 6/18/2026 ‡ (c)	110,000	111,407

Fremont Home Loan Trust

Series 2003-A, Class M1, 3.38%, 8/25/2033 ‡ (l)	69,473	68,331

Series 2004-1, Class M4, 3.83%, 2/25/2034 ‡ (l)	66,541	66,899

GLS Auto Receivables Issuer Trust Series 2019-1A, Class C, 3.87%, 12/16/2024 (c)	15,000	15,359

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

GLS Auto Receivables Trust Series 2018-3A, Class C, 4.18%, 7/15/2024 (c)	10,000	10,319

GSAMP Trust Series 2003-SEA, Class A1, 2.80%, 2/25/2033 ‡ (l)	157,080	156,073

Long Beach Mortgage Loan Trust Series 2004-6, Class A3, 3.70%, 11/25/2034 ‡ (l)	84,744	85,225

MASTR Asset-Backed Securities Trust Series 2004-OPT2, Class M1, 3.30%, 9/25/2034 ‡ (l)	18,704	18,398

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-SD1, Class M1, 4.65%, 3/25/2033 ‡ (l)	157,993	151,965

Series 2003-NC10, Class M1, 3.42%, 10/25/2033 ‡ (l)	26,110	25,967

Series 2004-HE3, Class M1, 3.26%, 3/25/2034 ‡ (l)	67,484	66,295

Series 2004-NC7, Class M2, 3.33%, 7/25/2034 ‡ (l)	32,789	32,909

Prestige Auto Receivables Trust Series 2018-1A, Class D, 4.14%, 10/15/2024 (c)	10,000	10,430

RAMP Trust

Series 2005-RS6, Class M4, 3.38%, 6/25/2035 ‡ (l)	250,000	252,742

Series 2006-RZ3, Class M1, 2.75%, 8/25/2036 ‡ (l)	200,000	199,362

Renaissance Home Equity Loan Trust Series 2003-3, Class A, 3.40%, 12/25/2033 (l)	30,875	30,356

Santander Drive Auto Receivables Trust

Series 2019-1, Class C, 3.42%, 4/15/2025	17,000	17,308

Series 2019-1, Class D, 3.65%, 4/15/2025	30,000	30,871

Securitized Asset-Backed Receivables LLC Trust Series 2004-OP2, Class M3, 4.43%, 8/25/2034 ‡ (l)	101,242	97,577

Structured Asset Investment Loan Trust Series 2003-BC11, Class M1, 3.38%, 10/25/2033 ‡ (l)	13,940	13,968

Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4, 2.57%, 1/25/2037 (l)	87,733	86,384

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2006-3, Class A2, 2.55%, 1/25/2037 ‡ (l)	37,951	37,845

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

United States — continued

Westlake Automobile Receivables Trust

Series 2019-1A, Class C, 3.45%, 3/15/2024 (c)	70,000	71,024

Series 2019-1A, Class D, 3.67%, 3/15/2024 (c)	60,000	61,168

Series 2019-1A, Class E, 4.49%, 7/15/2024 (c)	50,000	51,062

Total Asset-Backed Securities (Cost $3,599,890)		3,700,067

Collateralized Mortgage Obligations — 4.5%

United States — 4.5%

American Home Mortgage Investment Trust Series 2005-1, Class 6A, 4.56%, 6/25/2045 (l)	30,693	31,284

Banc of America Funding Trust Series 2006-A, Class 1A1, 4.75%, 2/20/2036 (l)	19,287	19,253

Banc of America Mortgage Trust Series 2005-A, Class 2A2, 4.50%, 2/25/2035 (l)	13,990	14,151

Bear Stearns ALT-A Trust Series 2005-4, Class 23A2, 4.62%, 5/25/2035 (l)	40,708	41,456

Bear Stearns ARM Trust

Series 2004-9, Class 22A1, 4.71%, 11/25/2034 (l)	92,478	95,184

Series 2006-1, Class A1, 4.91%, 2/25/2036 (l)	17,908	18,334

Citigroup Mortgage Loan Trust, Inc. Series 2005-6, Class A1, 4.68%, 9/25/2035 (l)	47,666	48,760

COLT Mortgage Loan Trust

Series 2018-2, Class A1, 3.47%, 7/27/2048 (c) (l)	103,431	103,809

Series 2019-1, Class A1, 3.71%, 3/25/2049 (c) (l)	226,921	230,465

FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 4.70%, 9/25/2030 (l)	250,000	250,901

FHLMC, REMIC Series 4703, Class SA, IF, IO, 3.76%, 7/15/2047 (l)	452,909	89,632

FHLMC, STRIPS

Series 316, Class S7, IF, IO, 3.71%, 11/15/2043 (l)	466,213	76,754

Series 356, Class S5, IF, IO, 3.61%, 9/15/2047 (l)	491,330	96,068

FNMA, Connecticut Avenue Securities

Series 2017-C05, Class 1M1, 2.95%, 1/25/2030 (l)	72,596	72,562

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE($)

United States — continued

Series 2017-C07, Class 1M1, 3.05%, 5/28/2030 (l)	101,264	101,296

FNMA, REMIC

Series 2012-75, Class DS, IF, IO, 3.55%, 7/25/2042 (l)	402,802	66,884

Series 2018-73, Class SC, IF, IO, 3.80%, 10/25/2048 (l)	445,774	78,076

GNMA

Series 2017-67, Class ST, IF, IO, 3.82%, 5/20/2047 (l)	278,417	58,311

Series 2017-112, Class S, IF, IO, 3.82%, 7/20/2047 (l)	325,980	60,584

Series 2018-36, Class SG, IF, IO, 3.82%, 3/20/2048 (l)	136,533	28,020

Series 2019-22, Class SM, IF, IO, 3.67%, 2/20/2049 (l)	392,102	76,058

Series 2019-42, Class SJ, IF, IO, 3.67%, 4/20/2049 (l)	496,603	81,919

GSR Mortgage Loan Trust Series 2005-AR3, Class 1A1, 2.84%, 5/25/2035 (l)	44,381	43,513

Homeward Opportunities Fund I Trust

Series 2018-1, Class A1, 3.77%, 6/25/2048 (c) (l)	152,183	154,911

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (c) (l)	250,000	253,635

Impac CMB Trust

Series 2004-6, Class 1A2, 3.18%, 10/25/2034 (l)	57,561	57,102

Series 2004-7, Class 1A2, 3.32%, 11/25/2034 (l)	86,825	85,457

Series 2005-4, Class 1A1A, 2.94%, 5/25/2035 (l)	193,770	192,868

Series 2005-8, Class 1AM, 3.10%, 2/25/2036 (l)	142,985	138,485

JP Morgan Alternative Loan Trust Series 2007-A2, Class 12A3, 2.59%, 6/25/2037 (l)	23,950	23,949

Lehman Mortgage Trust Series 2005-3, Class 2A3, 5.50%, 1/25/2036	9,811	9,838

LHOME Mortgage Trust Series 2019-RTL1, Class A1, 4.58%, 10/25/2023 (c) (i)	100,000	101,845

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.84%, 4/21/2034 (l)	19,567	20,251

Merrill Lynch Mortgage Investors Trust Series 2007-1, Class 4A3, 4.85%, 1/25/2037 (l)	10,314	10,378

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

United States — continued

Morgan Stanley Mortgage Loan Trust

Series 2004-5AR, Class 4A, 4.76%, 7/25/2034 (l)	30,314	30,451

Series 2005-5AR, Class 1M1, 3.15%, 9/25/2035 ‡ (l)	113,950	114,031

New Residential Mortgage Loan Trust Series 2019-NQM1, Class A1, 3.67%, 1/25/2049 (c) (l)	132,146	134,595

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 2.68%, 12/25/2035 (l)	53,436	49,978

Residential Asset Securitization Trust Series 2004-A6, Class A1, 5.00%, 8/25/2019	6,434	6,416

Toorak Mortgage Corp. Ltd. Series 2019-1, Class A1, 4.46%, 3/25/2022 (c) (i)	100,000	101,532

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 4.46%, 3/25/2035 (l)	19,644	19,507

Series 2005-AR5, Class A6, 4.38%, 5/25/2035 (l)	30,541	31,252

Wells Fargo Mortgage-Backed Securities Trust

Series 2004-W, Class A1, 4.85%, 11/25/2034 (l)	37,487	38,412

Series 2004-EE, Class 2A2, 4.96%, 12/25/2034 (l)	31,046	32,391

Series 2004-Z, Class 2A2, 4.97%, 12/25/2034 (l)	19,862	20,381

Series 2005-AR1, Class 1A1, 5.08%, 2/25/2035 (l)	15,768	16,325

Series 2005-AR3, Class 2A1, 4.90%, 3/25/2035 (l)	24,043	24,731

Series 2005-AR2, Class 2A1, 5.15%, 3/25/2035 (l)	61,066	62,554

Series 2005-AR2, Class 2A2, 5.15%, 3/25/2035 (l)	14,249	14,724

Series 2005-AR3, Class 1A1, 7.53%, 3/25/2035 (l)	31,909	33,229

Series 2005-16, Class A8, 5.75%, 12/25/2035	11,002	11,902

Series 2006-AR2, Class 2A3, 4.99%, 3/25/2036 (l)	27,046	27,650

Series 2006-AR3, Class A3, 5.22%, 3/25/2036 (l)	20,737	20,998

Total Collateralized Mortgage Obligations (Cost $3,505,492)		3,623,052

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — 3.0%

Cayman Islands — 0.3%

GPMT Ltd. Series 2018-FL1, Class AS, 3.58%, 11/21/2035 ‡ (c) (l)	250,000	249,979

United States — 2.7%

Banc of America Commercial Mortgage Trust Series 2017-BNK3, Class D, 3.25%, 2/15/2050 ‡ (c)	100,000	89,704

BANK Series 2017-BNK7, Class D, 2.71%, 9/15/2060 (c)	100,000	85,044

BBCMS Mortgage Trust Series 2018-C2, Class C, 5.14%, 12/15/2051 (l)	18,750	20,211

Citigroup Commercial Mortgage Trust

Series 2016-C1, Class D, 5.12%, 5/10/2049 ‡ (c) (l)	100,000	101,298

Series 2016-P6, Class D, 3.25%, 12/10/2049 (c)	20,000	18,279

Series 2017-P7, Class D, 3.25%, 4/14/2050 (c)	50,000	44,362

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (l)	10,000	10,557

Commercial Mortgage Pass-Through Certificates Series 2016-CR28, Class C, 4.80%, 2/10/2049 (l)	100,000	107,706

Commercial Mortgage Trust Series 2015-CR23, Class CME, 3.81%, 5/10/2048 ‡ (c) (l)	100,000	99,828

CSAIL Commercial Mortgage Trust

Series 2019-C15, Class C, 5.15%, 3/15/2052 ‡ (l)	100,000	108,417

Series 2019-C16, Class C, 4.24%, 6/15/2052 (l)	25,000	25,888

DBGS Mortgage Trust Series 2018-5BP, Class B, 3.22%, 6/15/2033 ‡ (c) (l)	100,000	99,717

FHLMC, Multifamily Structured Pass-Through Certificates

Series K087, Class A2, 3.77%, 12/25/2028	50,000	55,139

Series K716, Class X3, IO, 1.85%, 8/25/2042 (l)	105,785	3,660

Series K726, Class X3, IO, 2.20%, 7/25/2044 (l)	151,020	13,658

Series K728, Class X3, IO, 2.02%, 11/25/2045 (l)	100,000	8,969

Series K071, Class X3, IO, 2.08%, 11/25/2045 (l)	700,000	99,496

FNMA ACES

Series 2019-M4, Class A2, 3.61%, 2/25/2031	160,000	173,361

Series 2016-M4, Class X2, IO, 2.67%, 1/25/2039 (l)	192,692	16,402

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued

United States — continued

FREMF Series 2018-KF46, Class B, 4.38%, 3/25/2028 (c) (l)	8,998	8,898

FREMF Mortgage Trust

Series 2015-KF09, Class B, 7.78%, 5/25/2022 (c) (l)	1,508	1,539

Series 2015-KF10, Class B, 8.53%, 7/25/2022 (c) (l)	3,121	3,286

Series 2017-KF31, Class B, 5.33%, 4/25/2024 (c) (l)	6,199	6,265

Series 2017-KF32, Class B, 4.98%, 5/25/2024 (c) (l)	87,341	88,308

Series 2018-KF45, Class B, 4.38%, 3/25/2025 (c) (l)	18,437	18,092

Series 2018-KF47, Class B, 4.43%, 5/25/2025 (c) (l)	89,356	88,683

Series 2018-KF53, Class B, 4.48%, 10/25/2025 (l)	96,268	96,032

Series 2019-KF62, Class B, 4.45%, 4/25/2026 (c) (l)	25,000	24,913

Series 2018-KF43, Class B, 4.58%, 1/25/2028 (c) (l)	70,482	70,301

Series 2018-KF50, Class B, 4.30%, 7/25/2028 (c) (l)	9,812	9,739

Series 2018-K82, Class B, 4.27%, 9/25/2028 (c) (l)	50,000	52,134

Series 2019-KF63, Class B, 4.78%, 5/25/2029 (c) (l)	20,000	20,172

Series 2012-K19, Class C, 4.17%, 5/25/2045 (c) (l)	10,000	10,334

Series 2017-K67, Class C, 4.08%, 9/25/2049 (c) (l)	5,000	4,986

Series 2017-K65, Class B, 4.21%, 7/25/2050 (c) (l)	75,000	78,760

Series 2018-K75, Class B, 4.11%, 4/25/2051 (c) (l)	10,000	10,427

GNMA

Series 2012-44, IO, 0.41%, 3/16/2049 (l)	203,292	2,469

Series 2014-186, IO, 0.76%, 8/16/2054 (l)	428,498	20,006

Series 2016-71, Class QI, IO, 0.98%, 11/16/2057 (l)	309,706	22,288

Series 2017-86, IO, 0.77%, 5/16/2059 (l)	126,296	8,330

Series 2017-148, IO, 0.66%, 7/16/2059 (l)	116,751	6,868

GRACE Mortgage Trust Series 2014-GRCE, Class F, 3.71%, 6/10/2028 ‡ (c) (l)	100,000	100,067

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

GS Mortgage Securities Trust

Series 2015-GC32, Class C, 4.56%, 7/10/2048 ‡ (l)	100,000	105,440

Series 2015-GC34, Class D, 2.98%, 10/10/2048	20,000	17,365

JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-JP1, Class E, 4.39%, 1/15/2049 (c) (l)	100,000	96,168

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (l)	36,712	25,345

Morgan Stanley Capital I Trust Series 2018-MP, Class D, 4.42%, 7/11/2040 ‡ (c) (l)	10,000	10,424

Wells Fargo Commercial Mortgage Trust Series 2018-C48, Class C, 5.29%, 1/15/2052 ‡ (l)	20,000	21,875

		2,211,210

Total Commercial Mortgage-Backed Securities (Cost $2,419,445)		2,461,189

Loan Assignments — 0.6% (m)

United States — 0.6%

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 4.72%, 4/6/2024 (b)	2,740	2,678

Bausch Health Cos, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.41%, 6/2/2025 (b) (n)	68,653	68,610

CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.15%, 1/31/2025 (b)	9,964	9,721

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.65%, 10/2/2024 (b) (n)	25,114	24,920

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 2 Month + 2.75%), 5.15%, 4/6/2024 (b)	20,863	20,348

Encino Acquisition Partners Holdings, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 9.15%, 10/29/2025 (b) (n)	11,184	10,233

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 1.75%), 5.15%, 10/4/2023 (b) (n)	50,868	50,400

iHeartCommunications, Inc., Exit Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.58%, 5/1/2026 (b)	30,386	30,414

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued

United States — continued

JBS USA LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.90%, 5/1/2026 (b)	33,516	33,432

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.08%, 6/7/2023 (b)	85,000	81,144

Navistar, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.91%, 11/6/2024 (b)	21,610	21,536

Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.50%), 6.83%, 11/1/2024 (b)	63,852	59,010

TransDigm Group, Inc., 1st Lien Term Loan E (ICE LIBOR USD 3 Month + 2.50%), 4.83%, 5/30/2025 (b)	4,763	4,648

TransDigm Group, Inc., 1st Lien Term Loan F (ICE LIBOR USD 3 Month + 2.50%), 4.83%, 6/9/2023 (b)	12,575	12,335

TransDigm Group, Inc., Term Loan G (ICE LIBOR USD 3 Month + 2.50%), 4.83%, 8/22/2024 (b)	9,526	9,320

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.66%, 4/29/2026 (b)	43,750	43,632

Total Loan Assignments (Cost $491,884)		482,381

U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 2.00%, 1/31/2020 (o) (Cost $448,549)	450,000	449,824

	SHARES
Preferred Stocks — 0.4%

United States — 0.4%

Bank of America Corp., Series GG, 6.00%, 5/16/2023 ($25 par value) (p)	1,000	26,740

Dominion Energy, Inc., Series A, 5.25%, 7/30/2076 ($25 par value)	3,000	77,400

Duke Energy Corp., Series A, 5.75%, 6/15/2024 ($25 par value) (p)	1,100	29,062

Energy Transfer Operating LP, Series E, (ICE LIBOR USD 3 Month + 5.16%), 7.60%, 5/15/2024 ($25 par value) (b) (p)	1,825	45,497

Goldman Sachs Group, Inc. (The), Series J, (ICE LIBOR USD 3 Month + 3.64%), 5.50%, 5/10/2023 ($25 par value)(b) (p)	1,000	25,950

Hartford Financial Services Group, Inc. (The), Series G, 6.00%, 11/15/2023 ($25 par value) (p)	275	7,296

INVESTMENTS	SHARES	VALUE($)

United States — continued

Morgan Stanley, Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value)(b) (p)	1,000	26,320

MYT Holding Co. (Preference), 10.00%, 6/7/2029 (c)	8,455	7,842

NextEra Energy Capital Holdings, Inc., Series N, 5.65%, 3/1/2079 ($25 par value)	650	16,985

Regions Financial Corp., Series C, (ICE LIBOR USD 3 Month + 3.15%), 5.70%, 5/15/2029 ($25 par value)(b) (p)	300	7,755

Southern Co. (The), 5.25%, 10/1/2076 ($25 par value)	800	20,800

State Street Corp., Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value)(b) (p)	1,000	26,450

US Bancorp, Series K, 5.50%, 10/15/2023 ($25 par value)(p)	1,000	25,940

Total Preferred Stocks (Cost $333,895)		344,037

	PRINCIPAL AMOUNT ($)
Convertible Bonds — 0.0% (e)

United States — 0.0% (e)

Liberty Interactive LLC

4.00%, 11/15/2029	3,000	2,111

3.75%, 2/15/2030	2,000	1,375

Whiting Petroleum Corp. 1.25%, 4/1/2020	29,000	28,058

Total Convertible Bonds (Cost $31,658)		31,544

	NO. OF WARRANTS
Warrants — 0.0% (e)

United States — 0.0% (e)

iHeartMedia Capital I LLC

expiring 5/2/2039, price 1.00 USD * ‡ (Cost $19,404)	1,084	16,802

	NO. OF RIGHTS
Rights — 0.0% (e)

Spain — 0.0% (e)

ACS Actividades de Construccion y Servicios SA, expiring 7/8/2019 *	230	361

Repsol SA, expiring 7/4/2019 *	1,095	607

Total Rights (Cost $989)		968

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — 5.2%

Investment Companies — 5.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.40% (k) (q)	3,705,987	3,707,469

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (k) (q)	474,690	474,880

Total Investment Companies (Cost $4,181,935)		4,182,349

Total Investments — 99.4% (Cost $77,020,772)		80,231,396
Other Assets Less Liabilities — 0.6%		449,576

NET ASSETS — 100.0%		80,680,972

Percentages indicated are based on net assets.

Summary of Investments by Industry, June 30, 2019

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE

Investment Companies	17.5%

Equity Real Estate Investment Trusts (REITs)	6.6

Mortgage-Backed Securities	5.2

Banks	5.1

Asset-Backed Securities	4.6

Oil, Gas & Consumable Fuels	4.6

Collateralized Mortgage Obligations	4.5

Diversified Telecommunication Services	3.3

Commercial mortgage-backed securities	3.1

Pharmaceuticals	2.9

Media	2.6

Insurance	2.6

Health Care Providers & Services	1.9

Capital Markets	1.8

Hotels, Restaurants & Leisure	1.6

Electric Utilities	1.5

Food Products	1.3

Metals & Mining	1.3

Wireless Telecommunication Services	1.1

Semiconductors & Semiconductor Equipment	1.1

Others (each less than 1.0%)	20.6

Short-Term Investments	5.2

Abbreviations
ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
CVA	Dutch Certification
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company

PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	Defaulted security.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2019.
(j)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2019.
(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	All or a portion of this security is unsettled as of June 30, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(o)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(p)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of June 30, 2019.
(q)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	1	09/2019	EUR	39,393	206

S&P 500 E-Mini Index	12	09/2019	USD	1,766,400	27,288

U.S. Treasury 10 Year Note	61	09/2019	USD	7,802,281	53,241

					80,735

Short Contracts

EURO STOXX 50 Index	(56)	09/2019	EUR	(2,206,024)	(43,128)

Foreign Exchange GBP/USD	(16)	09/2019	USD	(1,274,300)	4,232

MSCI Emerging Markets E-Mini Index	(14)	09/2019	USD	(737,660)	(33,794)

					(72,690)

					8,045

Abbreviations
EUR	Euro
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	29

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (Unaudited)

JPMorgan Insurance Trust Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$61,933,311
Investments in affiliates, at value	18,298,085
Cash	653,078
Foreign currency, at value	216,492
Deposits at broker for futures contracts	15,000
Receivables:
Investment securities sold	2,052,300
Portfolio shares sold	46,108
Interest and dividends from non-affiliates	472,906
Dividends from affiliates	15,329
Tax reclaims	45,154
Variation margin on futures contracts	11,509

Total Assets	83,759,272

LIABILITIES:
Payables:
Investment securities purchased	2,874,818
Investment securities purchased — delayed delivery securities	15,891
Portfolio shares redeemed	682
Accrued liabilities:
Investment advisory fees	23,292
Administration fees	1,322
Distribution fees	13,348
Custodian and accounting fees	86,912
Trustees’ and Chief Compliance Officer’s fees	941
Other	61,094

Total Liabilities	3,078,300

Net Assets	$80,680,972

NET ASSETS:
Paid-in-Capital	$76,725,797
Total distributable earnings (loss)	3,955,175

Total Net Assets	$80,680,972

Net Assets:
Class 1	$13,992,966
Class 2	66,688,006

Total	$80,680,972

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class 1	1,307,728
Class 2	6,246,227

Net Asset Value, offering and redemption price per share (a):
Class 1	$10.70
Class 2	10.68

Cost of investments in non-affiliates	$59,384,492
Cost of investments in affiliates	17,636,280
Cost of foreign currency	214,939

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2019 (Unaudited)

JPMorgan Insurance Trust Income Builder Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$999,583
Interest income from affiliates	1,120
Dividend income from non-affiliates	481,865
Dividend income from affiliates	246,676
Foreign taxes withheld	(35,981)

Total investment income	1,693,263

EXPENSES:
Investment advisory fees	162,821
Administration fees	27,137
Distribution fees — Class 2	75,461
Custodian and accounting fees	118,193
Interest expense to affiliates	230
Professional fees	57,871
Trustees’ and Chief Compliance Officer’s fees	13,490
Printing and mailing costs	8,334
Transfer agency fees — Class 1	81
Transfer agency fees — Class 2	1,138
Other	4,178

Total expenses	468,934

Less fees waived	(158,160)
Less expense reimbursements	(19,237)

Net expenses	291,537

Net investment income (loss)	1,401,726

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(127,345)
Investments in affiliates	(33,150)
Futures contracts	21,273
Foreign currency transactions	(3,697)

Net realized gain (loss)	(142,919)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,590,996
Investments in affiliates	862,965
Futures contracts	(94,369)
Foreign currency translations	4,011

Change in net unrealized appreciation/depreciation	5,363,603

Net realized/unrealized gains (losses)	5,220,684

Change in net assets resulting from operations	$6,622,410

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Income Builder Portfolio
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,401,726	$2,383,643
Net realized gain (loss)	(142,919)	(156,368)
Distributions of capital gains received from investment company affiliates	—	106,866
Change in net unrealized appreciation/depreciation	5,363,603	(5,542,945)

Change in net assets resulting from operations	6,622,410	(3,208,804)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(498,861)	(19,883)
Class 2	(2,194,838)	(92,037)

Total distributions to shareholders	(2,693,699)	(111,920)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	10,321,385	18,853,284

NET ASSETS:
Change in net assets	14,250,096	15,532,560
Beginning of period	66,430,876	50,898,316

End of period	$80,680,972	$66,430,876

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,970,677	$2,764,306
Distributions reinvested	498,861	19,883
Cost of shares redeemed	(43,878)	(60,976)

Change in net assets resulting from Class 1 capital transactions	$2,425,660	$2,723,213

Class 2
Proceeds from shares issued	$8,669,496	$25,105,711
Distributions reinvested	2,194,838	92,037
Cost of shares redeemed	(2,968,609)	(9,067,677)

Change in net assets resulting from Class 2 capital transactions	$7,895,725	$16,130,071

Total change in net assets resulting from capital transactions	$10,321,385	$18,853,284

SHARE TRANSACTIONS:
Class 1
Issued	181,416	260,078
Reinvested	47,647	1,899
Redeemed	(3,839)	(5,832)

Change in Class 1 Shares	225,224	256,145

Class 2
Issued	813,900	2,389,769
Reinvested	210,233	8,799
Redeemed	(280,991)	(863,482)

Change in Class 2 Shares	743,142	1,535,086

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Six Months Ended June 30, 2019 (Unaudited)	$10.11	$0.21	(h)	$0.78	$0.99	$(0.37)	$(0.03)	$—	$(0.40)
Year Ended December 31, 2018	10.62	0.42	(h)	(0.91)	(0.49)	—	(0.02)	—	(0.02)
Year Ended December 31, 2017	9.93	0.37	(h)	0.81	1.18	(0.39)	(0.10)	—	(0.49)
Year Ended December 31, 2016	9.63	0.37	(h)	0.26	0.63	(0.32)	—	(0.01)	(0.33)
Year Ended December 31, 2015	9.95	0.36	(h)	(0.40)	(0.04)	(0.27)	(0.01)	—	(0.28)
December 9, 2014 (j) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	—	(0.03)

Class 2
Six Months Ended June 30, 2019 (Unaudited)	10.08	0.20	(h)	0.77	0.97	(0.34)	(0.03)	—	(0.37)
Year Ended December 31, 2018	10.62	0.39	(h)	(0.91)	(0.52)	—	(0.02)	—	(0.02)
Year Ended December 31, 2017	9.92	0.35	(h)	0.81	1.16	(0.36)	(0.10)	—	(0.46)
Year Ended December 31, 2016	9.63	0.35	(h)	0.25	0.60	(0.30)	—	(0.01)	(0.31)
Year Ended December 31, 2015	9.95	0.33	(h)	(0.39)	(0.06)	(0.25)	(0.01)	—	(0.26)
December 9, 2014 (j) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the periods indicated.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (c)

$10.70	9.84%	$13,992,966	0.60%		4.09%		1.08%		28%
10.11	(4.63)	10,946,497	0.59		4.02		1.14		68
10.62	11.89	8,776,419	0.59		3.40		1.26		85
9.93	6.53	106,032	0.60		3.72		1.27		46
9.63	(0.31)	99,526	0.60	(i)	3.56	(i)	1.44	(i)	42
9.95	(0.17)	99,795	0.60	(i)	4.67	(i)	7.83	(i)	1

10.68	9.75	66,688,006	0.85		3.83		1.34		28
10.08	(4.92)	55,484,379	0.84		3.76		1.39		68
10.62	11.70	42,121,897	0.84		3.31		1.40		85
9.92	6.21	48,465,426	0.85		3.47		1.49		46
9.63	(0.50)	29,991,045	0.85	(i)	3.30	(i)	1.71	(i)	42
9.95	(0.18)	19,856,239	0.85	(i)	4.42	(i)	8.08	(i)	1

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust Income Builder Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

Futures contracts are generally valued on the basis of available market quotations.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities
United States	$—	$1,609,727	$2,090,340	$3,700,067
Collateralized Mortgage Obligations
United States	—	3,255,386	367,666	3,623,052
Commercial Mortgage-Backed Securities
Cayman Islands	—	—	249,979	249,979
United States	—	1,438,538	772,672	2,211,210

Total Commercial Mortgage-Backed Securities	—	1,438,538	1,022,651	2,461,189

Common Stocks
Australia	11,448	623,999	—	635,447
Austria	—	76,837	—	76,837
Belgium	124,884	47,338	—	172,222
China	49,107	1,038,831	—	1,087,938
Czech Republic	—	75,951	—	75,951
Denmark	6,154	54,855	—	61,009
Finland	10,149	99,742	—	109,891
France	155,872	1,484,906	—	1,640,778
Germany	15,830	838,190	—	854,020
Hong Kong	131,675	313,805	—	445,480
Hungary	—	77,373	—	77,373
Ireland	11,760	12,454	—	24,214
Italy	—	281,485	—	281,485
Japan	9,816	871,536	—	881,352
Macau	—	55,414	—	55,414
Netherlands	32,333	248,694	—	281,027
New Zealand	—	21,296	—	21,296
Norway	—	272,245	—	272,245
Portugal	—	14,651	—	14,651
Russia	108,735	230,931	—	339,666
Singapore	—	144,577	—	144,577
South Africa	31,426	250,296	—	281,722
South Korea	68,381	229,102	—	297,483
Spain	15,871	477,556	—	493,427
Sweden	11,916	263,780	—	275,696

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Switzerland	$—	$865,651	$—	$865,651
Taiwan	445,199	352,158	—	797,357
Thailand	81,457	81,883	—	163,340
Turkey	—	30,483	—	30,483
United Arab Emirates	9,032	39,769	—	48,801
United Kingdom	165,679	1,370,619	—	1,536,298
Other Common Stocks	9,641,418	—	—	9,641,418

Total Common Stocks	11,138,142	10,846,407	—	21,984,549

Convertible Bonds	—	31,544	—	31,544
Corporate Bonds
United States	—	20,982,057	9	20,982,066
Other Corporate Bonds	—	3,695,626	—	3,695,626

Total Corporate Bonds	—	24,677,683	9	24,677,692

Investment Companies	14,115,736	—	—	14,115,736
Loan Assignments	—	482,381	—	482,381
Mortgage-Backed Securities	—	4,161,206	—	4,161,206
Preferred Stocks
United States	336,195	7,842	—	344,037
Rights	968	—	—	968
U.S. Treasury Obligations	—	449,824	—	449,824
Warrants	—	—	16,802	16,802
Short-Term Investments
Investment Companies	4,182,349	—	—	4,182,349

Total Investments in Securities	$29,773,390	$46,960,538	$3,497,468	$80,231,396

Appreciation in Other Financial Instruments
Futures Contracts	$84,761	$206	$—	$84,967

Depreciation in Other Financial Instruments
Futures Contracts	$(33,794)	$(43,128)	$—	$(76,922)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2018	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2019
Investments in Securities
Asset-Backed Securities — United States	$1,973,287	$523	$7,554	$1,932		$395,428	$(288,384)	$—	$—	$2,090,340
Collateralized Mortgage Obligations — United States	—	—	3,816	—	(a)	363,850	—	—	—	367,666
Commercial Mortgage-Backed Securities — Cayman Islands	249,642	—	337	—		—	—	—	—	249,979
Commercial Mortgage-Backed Securities — United States	143,604	585	25,529	148		387,146	(11,274)	226,934	—	772,672
Corporate Bonds — United States	73,899	(54,414)	45,887	22		—	(65,385)	—	—	9
Warrants	—	—	(2,602)	—		19,404	—	—	—	16,802

Total	$2,440,432	$(53,306)	$80,521	$2,102		$1,165,828	$(365,043)	$226,934	$—	$3,497,468

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than 1.

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2019, which were valued using significant unobservable inputs (level 3) amounted to $38,445. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

There were no significant transfers into and out of level 3 for the six months ended June 30, 2019.

Quantitative Information about Level 3 Fair Value Measurements#

	Fair Value at June 30, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$2,090,340	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 20.00% (6.51%)
			Constant Default Rate	0.00% - 4.83% (2.58%)
			Yield (Discount Rate of Cash Flows)	2.43% - 6.43% (3.53%)

Asset-Backed Securities	2,090,340

	772,672	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.83% - 49.13% (5.40%)

Commercial Mortgage-Backed Securities	772,672

	367,666	Discounted Cash Flow	Constant Prepayment Rate	13.00% - 20.00% (17.83%)
			Constant Default Rate	0.00% - 4.43% (1.37%)
			Yield (Discount Rate of Cash Flows)	2.87% - 3.60% (3.38%)

Collateralized Mortgage Obligations	367,666

	9	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Corporate Bonds	9

Total	$3,230,687

#

The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At June 30, 2019, the value of these investments was $266,781. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Securities Lending — Effective October 5, 2018, the Portfolio became authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e. a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Portfolio did not lend out any securities during the six months ended June 30, 2019.

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the six months ended June 30, 2019
Security Description	Value at December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$1,341,645	$869,805	$—	$—	$149,058	$2,360,508	287,516	$32,464	$—
JPMorgan Equity Income Fund Class R6 Shares (a)	4,032,209	398,603	—	—	597,596	5,028,408	277,200	49,030	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,616,859	463,474	1,549,591	(35,265)	93,871	1,589,348	173,889	73,654	—
JPMorgan Managed Income Fund Class L Shares (a)	7,805,932	1,615,599	4,308,282	2,197	22,026	5,137,472	511,191	65,595	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.40% (a) (b)	—	9,796,898	6,089,713	(82)	366	3,707,469	3,705,987	14,938	—
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	—	951,262	476,430	—	48	474,880	474,690	1,634	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	1,416,737	5,249,653	6,666,390	—	—	—	—	9,361	—

Total	$17,213,382	$19,345,294	$19,090,406	$(33,150)	$862,965	$18,298,085		$246,676	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.

D. Loan Assignments — The Portfolio invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Portfolio invests in loan assignments of all or a portion of the loans. When a portfolio purchases a loan assignment, the portfolio has direct rights against the Borrower on a loan, provided, however, the portfolio’s rights may be more limited than the Lender from which they acquired the assignment and the portfolio may be able to enforce its rights only through the Agent. As a result, the portfolio assumes the credit risk of the Borrower as well as any other persons interpositioned between the portfolio and the Borrower (“Intermediate Participants”). A portfolio may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a portfolio could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a portfolio may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or

40	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Portfolio had delayed delivery securities outstanding as of June 30, 2019, which are shown as a Payable for investment securities purchased – delayed delivery securities on the Statement of Assets and Liabilities.

F. Futures Contracts — The Portfolio used index, currency, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate, foreign currency and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2019:

Futures Contracts — Equity:
Average Notional Balance Long	$838,740
Average Notional Balance Short	2,869,367
Ending Notional Balance Long	1,805,793
Ending Notional Balance Short	2,943,684

Futures Contracts — Foreign Exchange:
Average Notional Balance Short	1,296,486
Ending Notional Balance Short	1,274,300

Futures Contracts — Interest Rate:
Average Notional Balance Long	10,801,652
Ending Notional Balance Long	7,802,281

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

G. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2019, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$27,494
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	4,232
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	53,241

Total		$84,967

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(76,922)

(a)

This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statement of Operations for the six months ended June 30, 2019, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(412,610)
Foreign exchange contracts	(2,965)
Interest rate contracts	436,848

Total	$21,273

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$11,706
Foreign exchange contracts	18,869
Interest rate contracts	(124,944)

Total	$(94,369)

The Portfolio’s derivatives contracts held at June 30, 2019 are not accounted for as hedging instruments under GAAP.

H. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend. Certain Portfolios may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Portfolio. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

J. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

K. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, remain subject to examination by the Internal Revenue Service.

42	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

L. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.45%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2019, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the six months ended June 30, 2019 and is in place until at least April 30, 2020.

In addition, certain affiliates of the Adviser participated in selling variable insurance contracts that included the Portfolio as an investment option to variable insurance contract owners who hold such contracts in retirement plans and/or individual retirement accounts (“covered sales”). The Adviser, Administrator and/or Distributor voluntarily waived certain fees to which they were otherwise entitled with respect to covered sales in order to avoid potential conflicts of interest that may have arose under the United States Department of Labor’s revised regulations defining fiduciary advice. The amount of the covered sales waiver was based upon fees payable to the Adviser, the Administrator, the Distributor and JPMCB, as custodian and fund accounting agent that the Adviser can attribute to assets in the Portfolio as a result of covered sales.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

For the six months ended June 30, 2019, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers				Voluntary Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements	Investment Advisory Fees
$130,838	$25,815	$156,653	$19,237	$—

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2019 was $1,507.

The Underlying Funds may impose separate advisory fee. The Portfolio’s Adviser has agreed to waive the Portfolio’s Investment Advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2019, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$26,573,880	$19,787,773	$447,409	$194,916

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$77,020,772	$4,252,159	$1,033,490	$3,218,669

At December 31, 2018, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken

44	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 13, 2019 this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2019, the Portfolio had four individual shareholder and/or non-affiliated omnibus accounts, which owned 76.4% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Portfolio has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced by $37,368 and unrealized appreciation of investments was increased by $37,368. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Portfolio’s net assets or results of operation.

9. Subsequent Event

Effective September 1, 2019, the Investment Advisory annual rate for the Portfolio will change from 0.45% to 0.42%.

46	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Actual	$1,000.00	$1,098.40	$3.12	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class 2
Actual	1,000.00	1,097.50	4.42	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	47

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Portfolio filed a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	SAN-JPMITIBP-619

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2019 (Unaudited)

JPMorgan Insurance Trust Global Allocation Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

While the global economy slowed during the first half of 2019, financial markets rallied amid investor expectations that leading central banks would take action if global economic conditions continued to deteriorate. Even as growth slowed, the U.S. economic expansion become the longest on record by the end of the reporting period.

“U.S. equity prices rebounded from a sharp sell-off in December 2018 and pushed leading equity indexes to record highs in April and again in June 2019.” — Andrea L. Lisher

The U.S. economy generally outperformed other developed nations throughout the reporting period, even as U.S. gross domestic product (GDP) growth slowed to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. U.S. unemployment remained below 4% for all but one month of the reporting period and consumer sentiment remained relatively buoyant. U.S. equity prices rebounded from a sharp sell-off in December 2018 and pushed leading equity indexes to record highs in April and again in June 2019. For the six month reporting period, the S&P 500 Index returned 18.54%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a slight decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019 and manufacturing data weakened. However, the 7.5% euro area jobless rate for June 2019 was the lowest since the 2008-09 financial crisis.

In response to the slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth hit 1.8% in the first quarter of 2019. Political uncertainty surrounding negotiations for the U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the six month reporting period, the MSCI EAFE Index returned 14.49%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well as certain of its trading partners across Asia. During the first half of 2019, emerging markets equity and bonds generally benefitted from global investor appetite for higher yielding assets. The MSCI Emerging Markets Index returned 10.76% and the Bloomberg Barclays Emerging Markets Bond Index returned 9.39% for the reporting period.

Subsequent to the end of the reporting period, the U.S. Federal Reserve (the “Fed”) cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

Given this backdrop, we believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	10.48%
MSCI World Index (net of foreign withholding taxes)	16.98%
Global Allocation Composite Benchmark	12.71%

Net Assets as of 6/30/2019	$88,001,126

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

Overall, global equity and bond markets provided positive returns for the reporting period amid low interest rates, relatively strong corporate earnings and continued economic growth, particularly in the U.S.

Among U.S. and other developed markets, equity assets generally outperformed fixed income assets, supported by investor optimism for continued growth. Within U.S. equity, growth stocks largely outperformed value stocks and large cap and mid caps outperformed small cap stocks. Within the U.S. fixed-income sector, high yield bonds (also known as junk bonds) outperformed both corporate debt and U.S. Treasury bonds.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Global Allocation Composite Benchmark (the “Composite”), which consists of 60% MSCI World Index and 40% Bloomberg Barclays Global Aggregate Index, for the six months ended June 30, 2019.

Amid strong returns for U.S. and global equity, the Fund’s allocation to fixed income securities detracted from performance relative to the Benchmark, which is an all-equity index. The Portfolio’s allocation to U.S. equity and international developed market equity helped performance relative to the Benchmark.

Relative to the Composite, the Portfolio’s balanced allocation to value and growth stocks in the U.S. and its allocation to U.S. high yield bonds helped performance. Amid positive returns for equity securities, the Portfolio’s short positions in equity securities detracted from relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to maximize total return while managing risk. The portfolio managers decreased their overall allocation to equity, by increasing their position in U.S. equity and reducing their allocations to international developed market and emerging markets equity. The managers also increased their allocation to credit, specifically adding to U.S. high yield and non-agency securitized credit. The portfolio managers also removed the Portfolio’s allocations to agency mortgages and floating rate fixed income.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	12.6%
2.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	5.0
3.	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	2.1
4.	U.S. Treasury Notes, 2.00%, 1/31/2020	1.5
5.	JPMorgan Managed Income Fund, Class L Shares	1.0
6.	Microsoft Corp.	0.9
7.	Nestle SA (Registered) (Switzerland)	0.7
8.	Amazon.com, Inc.	0.6
9.	S&P 500 Index 9/20/2019	0.6
10.	Exeter Automobile Receivables Trust, Series 2019-2A, Class E, 4.68%, 5/15/2026	0.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Align Technology, Inc.	8.4%
2.	JB Hunt Transport Services, Inc.	8.4
3.	Clorox Co. (The)	8.4
4.	Parker-Hannifin Corp.	7.4
5.	Advance Auto Parts, Inc.	7.2
6.	MGM Resorts International	7.2
7.	Wabtec Corp.	5.3
8.	PPG Industries, Inc.	5.2
9.	Acuity Brands, Inc.	5.0
10.	Emerson Electric Co.	5.0

LONG POSITION PORTFOLIO COMPOSITION***
Common Stocks	43.0%
Investment Companies	20.8
Foreign Government Securities	7.3
Asset-Backed Securities	4.5
Collateralized Mortgage Obligations	2.8
Commercial Mortgage-Backed Securities	2.7
U.S. Treasury Obligations	1.8
Corporate Bonds	1.3
Others (each less than 1.0%)	0.7
Short-Term Investments	15.1

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	100.0%

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2019. The Portfolio’s composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2019. The Portfolio’s composition is subject to change.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	10.58%	5.08%	5.47%
CLASS 2 SHARES	December 9, 2014	10.48	4.83	5.20

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index — Unhedged USD, the Global Allocation Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to June 30, 2019. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World Index (net of foreign withholding taxes), Bloomberg Barclays Global Aggregate Index — Unhedged USD, and Global Allocation Composite Benchmark do not reflect the deduction of expenses associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE($)
Long Positions — 99.1%

Common Stocks — 42.6%

Australia — 0.9%

Australia & New Zealand Banking Group Ltd.	7,083	140,593

BHP Group Ltd.	5,337	155,139

BHP Group plc	3,892	99,536

Commonwealth Bank of Australia	435	25,312

CSL Ltd.	316	47,850

Dexus, REIT	7,095	64,725

Goodman Group, REIT	6,555	69,285

Macquarie Group Ltd.	97	8,556

National Australia Bank Ltd.	509	9,561

Rio Tinto Ltd.	1,443	105,664

Rio Tinto plc	449	27,790

Westpac Banking Corp.	799	15,924

		769,935

Austria — 0.2%

Erste Group Bank AG	4,481	166,174

Belgium — 0.2%

Anheuser-Busch InBev SA/NV	1,783	157,778

Brazil — 0.1%

Itau Unibanco Holding SA (Preference)	6,303	59,436

Canada — 0.5%

Alimentation Couche-Tard, Inc., Class B	1,641	103,268

Canadian National Railway Co.	1,093	101,158

Canadian Pacific Railway Ltd.	381	89,735

Canadian Pacific Railway Ltd.	195	45,872

Fairfax Financial Holdings Ltd.	102	49,951

Toronto-Dominion Bank (The)	1,517	88,642

		478,626

China — 0.5%

Alibaba Group Holding Ltd., ADR *	677	114,717

Ping An Insurance Group Co. of China Ltd., Class H	13,500	162,336

Tencent Holdings Ltd.	3,300	149,290

		426,343

Denmark — 0.3%

Chr Hansen Holding A/S	472	44,417

Novo Nordisk A/S, Class B	5,063	258,604

		303,021

Finland — 0.2%

Cargotec OYJ, Class B	827	31,424

Nokia OYJ	5,136	25,581

INVESTMENTS	SHARES	VALUE($)

Finland — continued

Outokumpu OYJ	12,467	42,624

Wartsila OYJ Abp	5,695	82,691

		182,320

France — 2.3%

Air Liquide SA	1,312	183,507

Airbus SE	1,415	200,253

Alstom SA	1,836	85,100

AXA SA	1,457	38,263

BNP Paribas SA	2,683	127,188

Capgemini SE	593	73,730

LVMH Moet Hennessy Louis Vuitton SE	274	116,484

Natixis SA	12,524	50,429

Orange SA	4,197	66,200

Pernod Ricard SA	773	142,368

Renault SA	1,489	93,614

Safran SA	378	55,298

Sanofi	1,883	162,733

Schneider Electric SE	2,576	233,084

Sodexo SA	490	57,278

Thales SA	566	69,914

TOTAL SA	3,624	203,284

Unibail-Rodamco-Westfield, REIT	221	33,109

Vinci SA	257	26,246

		2,018,082

Germany — 1.7%

adidas AG	209	64,658

Allianz SE (Registered)	91	21,947

BASF SE	347	25,244

Bayer AG (Registered)	902	62,563

Brenntag AG	1,547	75,907

Continental AG	554	80,673

Daimler AG (Registered)	2,070	115,448

Delivery Hero SE * (a)	1,461	66,318

Deutsche Bank AG (Registered)	1,388	10,703

Deutsche Boerse AG	1,045	147,523

Deutsche Post AG (Registered)	2,558	84,150

Deutsche Telekom AG (Registered)	6,365	110,271

Henkel AG & Co. KGaA (Preference)	765	74,832

Infineon Technologies AG	3,458	61,448

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	338	84,722

RWE AG	2,654	65,489

SAP SE	2,544	348,762

Siemens AG (Registered)	296	35,240

		1,535,898

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued

Common Stocks — continued

Hong Kong — 0.8%

AIA Group Ltd.	34,000	367,163

CK Asset Holdings Ltd.	17,552	137,504

CK Hutchison Holdings Ltd.	7,052	69,559

Hong Kong Exchanges & Clearing Ltd.	3,500	123,690

		697,916

India — 0.2%

HDFC Bank Ltd., ADR	1,447	188,168

Indonesia — 0.1%

Bank Central Asia Tbk. PT	41,000	87,005

Ireland — 0.1%

CRH plc	670	21,901

Ryanair Holdings plc, ADR *	1,009	64,717

		86,618

Israel — 0.0% (b)

Teva Pharmaceutical Industries Ltd., ADR *	1,252	11,556

Italy — 0.3%

Assicurazioni Generali SpA	3,044	57,311

Enel SpA	25,256	176,180

FinecoBank Banca Fineco SpA	5,289	59,001

UniCredit SpA	592	7,287

		299,779

Japan — 3.9%

Asahi Group Holdings Ltd.	2,500	112,547

Bridgestone Corp.	2,400	94,677

Central Japan Railway Co.	300	60,152

Daicel Corp.	7,000	62,384

Daikin Industries Ltd.	1,000	130,939

DMG Mori Co. Ltd.	4,900	78,936

Electric Power Development Co. Ltd.	800	18,205

Hitachi Ltd.	1,100	40,472

Honda Motor Co. Ltd.	4,400	113,779

Japan Airlines Co. Ltd.	1,500	47,874

Japan Tobacco, Inc.	3,000	66,131

Kao Corp.	1,700	129,717

Keyence Corp.	200	123,345

Komatsu Ltd.	2,800	67,978

Mabuchi Motor Co. Ltd.	2,300	78,908

Marui Group Co. Ltd.	3,300	67,297

Mitsubishi Corp.	3,000	79,276

Mitsubishi UFJ Financial Group, Inc.	22,200	105,738

Mitsui Fudosan Co. Ltd.	3,100	75,343

INVESTMENTS	SHARES	VALUE($)

Japan — continued

NGK Spark Plug Co. Ltd.	2,800	52,677

Nintendo Co. Ltd.	400	146,760

Nippon Telegraph & Telephone Corp.	2,500	116,474

Nomura Research Institute Ltd.	2,700	43,419

Olympus Corp.	1,700	18,919

Otsuka Corp.	1,900	76,621

Otsuka Holdings Co. Ltd.	2,600	84,960

Panasonic Corp.	6,900	57,637

Persol Holdings Co. Ltd.	2,200	51,867

Renesas Electronics Corp. *	6,600	32,833

Ryohin Keikaku Co. Ltd.	200	36,237

Seven & i Holdings Co. Ltd.	2,800	94,868

Shin-Etsu Chemical Co. Ltd.	1,000	93,562

Shiseido Co. Ltd.	700	52,946

SMC Corp.	200	74,975

Sony Corp.	2,300	120,865

Sumitomo Electric Industries Ltd.	2,900	38,172

Sumitomo Mitsui Financial Group, Inc.	3,000	106,337

T&D Holdings, Inc.	6,400	69,655

Tokio Marine Holdings, Inc.	2,000	100,351

Tokyo Gas Co. Ltd.	1,000	23,572

Tokyu Corp.	5,500	97,651

Toray Industries, Inc.	7,500	56,981

Toyota Motor Corp.	3,200	198,604

West Japan Railway Co.	500	40,468

Yamato Holdings Co. Ltd.	1,100	22,422

		3,463,531

Luxembourg — 0.1%

ArcelorMittal	2,827	50,569

Netherlands — 0.8%

Akzo Nobel NV	983	92,373

ASML Holding NV	1,131	235,350

Heineken NV	367	40,903

ING Groep NV	7,520	87,110

Koninklijke Philips NV	783	34,042

Royal Dutch Shell plc, Class A	3,398	110,902

Royal Dutch Shell plc, Class B	4,597	150,628

		751,308

Singapore — 0.1%

DBS Group Holdings Ltd.	5,700	109,498

United Overseas Bank Ltd.	600	11,599

		121,097

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued

Common Stocks — continued

Spain — 0.5%

Banco Santander SA	12,062	55,903

Bankia SA	19,855	46,897

Iberdrola SA	16,119	160,484

Industria de Diseno Textil SA	4,062	122,215

Telefonica SA	3,125	25,698

		411,197

Sweden — 0.3%

Lundin Petroleum AB	2,630	81,942

Svenska Handelsbanken AB, Class A	15,176	149,767

		231,709

Switzerland — 1.9%

Alcon, Inc. *	845	52,178

Cie Financiere Richemont SA (Registered)	1,535	130,439

Credit Suisse Group AG (Registered) *	4,253	50,905

LafargeHolcim Ltd. (Registered) *	2,043	99,896

Nestle SA (Registered)	5,654	585,315

Novartis AG (Registered)	3,581	326,916

Roche Holding AG	940	264,317

Swiss Re AG	982	99,788

Zurich Insurance Group AG	91	31,663

		1,641,417

Taiwan — 0.1%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,334	91,423

United Kingdom — 3.1%

3i Group plc	8,017	113,424

AstraZeneca plc	484	39,568

Aviva plc	12,069	63,924

Barratt Developments plc	6,859	49,913

BP plc	24,897	173,452

British American Tobacco plc	4,071	142,143

Burberry Group plc	5,934	140,649

Diageo plc	2,832	121,890

Dixons Carphone plc	20,540	28,550

GlaxoSmithKline plc	12,286	246,271

HSBC Holdings plc	13,733	114,619

InterContinental Hotels Group plc	2,080	136,801

ITV plc	37,653	51,639

Legal & General Group plc	27,510	94,250

Linde plc	482	96,813

Lloyds Banking Group plc	63,699	45,750

INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued

London Stock Exchange Group plc	1,024	71,357

Prudential plc	7,653	167,072

RELX plc	3,308	80,014

Smith & Nephew plc	4,569	99,214

SSE plc	4,535	64,639

Standard Chartered plc	11,237	101,940

Taylor Wimpey plc	23,245	46,645

Unilever NV, CVA	4,616	280,460

Vodafone Group plc	62,098	101,782

Whitbread plc	483	28,419

		2,701,198

United States — 23.4%

Acadia Healthcare Co., Inc. *	1,030	35,998

Advanced Micro Devices, Inc. *	2,052	62,319

AdvanSix, Inc. *	858	20,961

Alleghany Corp. *	61	41,548

Allergan plc	583	97,612

Alphabet, Inc., Class A *	62	67,134

Alphabet, Inc., Class C * (c)	317	342,648

Altice USA, Inc., Class A *	6,635	161,562

Amazon.com, Inc. * (c)	295	558,621

American Electric Power Co., Inc.	1,625	143,016

American Express Co.	3,015	372,172

American Homes 4 Rent, Class A, REIT	2,311	56,180

American International Group, Inc.	2,314	123,290

AmerisourceBergen Corp.	626	53,373

AMETEK, Inc.	425	38,607

Amphenol Corp., Class A	569	54,590

Analog Devices, Inc.	764	86,233

Anthem, Inc.	224	63,215

Apple, Inc. (c)	1,685	333,495

Applied Materials, Inc.	1,182	53,084

Arista Networks, Inc. *	180	46,732

Arrow Electronics, Inc. *	1,293	92,152

Autodesk, Inc. *	222	36,164

AutoZone, Inc. *	141	155,025

Avery Dennison Corp.	622	71,953

Ball Corp.	3,100	216,969

Bank of America Corp.	12,240	354,960

Berkshire Hathaway, Inc., Class B *	1,121	238,964

Best Buy Co., Inc.	786	54,808

BlackRock, Inc.	119	55,847

Boeing Co. (The)	211	76,806

Booz Allen Hamilton Holding Corp.	437	28,934

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued

Common Stocks — continued

United States — continued

Brinker International, Inc.	1,107	43,560

Brixmor Property Group, Inc., REIT	4,298	76,848

Capital One Financial Corp.	2,540	230,480

Carlisle Cos., Inc. (c)	382	53,637

Catalent, Inc. *	1,044	56,595

CBRE Group, Inc., Class A *	3,441	176,523

CBS Corp. (Non-Voting), Class B	1,166	58,183

Charles Schwab Corp. (The)	3,554	142,835

Charter Communications, Inc., Class A *	377	148,983

Chevron Corp.	1,602	199,353

Chubb Ltd.	563	82,924

Cigna Corp.	489	77,042

Cisco Systems, Inc.	2,377	130,093

Citigroup, Inc.	1,913	133,967

Citizens Financial Group, Inc.	3,134	110,818

Clorox Co. (The)	198	30,316

Columbia Sportswear Co.	463	46,374

Comcast Corp., Class A	5,505	232,751

CommScope Holding Co., Inc. *	2,862	45,019

Concho Resources, Inc.	468	48,288

ConocoPhillips	2,157	131,577

Copart, Inc. *	1,090	81,467

Corning, Inc.	1,611	53,534

Coty, Inc., Class A	2,664	35,698

Delta Air Lines, Inc.	3,001	170,307

DexCom, Inc. *	378	56,640

Diamondback Energy, Inc.	614	66,908

DISH Network Corp., Class A *	2,182	83,811

DocuSign, Inc. *	596	29,627

Dover Corp.	814	81,563

Duke Energy Corp.	658	58,062

East West Bancorp, Inc.	1,281	59,912

EastGroup Properties, Inc., REIT	415	48,132

Edison International	544	36,671

Energizer Holdings, Inc.	1,527	59,003

Entercom Communications Corp., Class A (c)	7,586	43,999

EOG Resources, Inc.	534	49,747

EQT Corp.	1,807	28,569

Equitrans Midstream Corp.	1,563	30,807

Eversource Energy	824	62,426

Exact Sciences Corp. *	712	84,044

Exelixis, Inc. *	2,042	43,638

Expedia Group, Inc.	826	109,883

INVESTMENTS	SHARES	VALUE($)

United States — continued

Exxon Mobil Corp. (c)	1,121	85,902

Facebook, Inc., Class A *	306	59,058

Fair Isaac Corp. *	158	49,615

Federal Realty Investment Trust, REIT	463	59,616

Ferguson plc	2,441	173,775

Fidelity National Information Services, Inc.	434	53,243

Fifth Third Bancorp	1,920	53,568

First Data Corp., Class A *	9,449	255,784

First Republic Bank	1,136	110,930

Fiserv, Inc. *	1,188	108,298

Fortune Brands Home & Security, Inc.	1,092	62,386

Genuine Parts Co.	379	39,257

Global Payments, Inc.	761	121,859

GoDaddy, Inc., Class A *	712	49,947

Graphic Packaging Holding Co.	4,793	67,006

Hartford Financial Services Group, Inc. (The)	1,477	82,298

HCA Healthcare, Inc.	317	42,849

Hewlett Packard Enterprise Co.	1,510	22,575

Hilton Worldwide Holdings, Inc.	1,971	192,646

Home Depot, Inc. (The)	905	188,213

Honeywell International, Inc.	742	129,546

IHS Markit Ltd. *	897	57,157

Illinois Tool Works, Inc.	624	94,105

Illumina, Inc. *	218	80,257

Intercept Pharmaceuticals, Inc. *	144	11,458

Intuit, Inc.	400	104,532

Intuitive Surgical, Inc. *	131	68,716

Invesco Ltd.	2,166	44,316

Jazz Pharmaceuticals plc *	387	55,171

Johnson & Johnson	1,044	145,408

Keurig Dr Pepper, Inc.	1,565	45,229

Keysight Technologies, Inc. *	624	56,041

Kimco Realty Corp., REIT	3,647	67,397

Kinder Morgan, Inc.	5,573	116,364

Kohl’s Corp.	1,455	69,185

Kroger Co. (The)	1,223	26,551

Lennox International, Inc.	228	62,700

Loews Corp. (c)	3,830	209,386

Lowe’s Cos., Inc.	883	89,104

Lululemon Athletica, Inc. *	394	71,003

Lyft, Inc., Class A *	563	36,995

M&T Bank Corp.	962	163,607

Marathon Petroleum Corp.	1,595	89,129

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued

Common Stocks — continued

United States — continued

Marsh & McLennan Cos., Inc.	885	88,279

Martin Marietta Materials, Inc.	667	153,483

Mastercard, Inc., Class A (c)	1,029	272,201

Medtronic plc	764	74,406

Merck & Co., Inc.	2,085	174,827

Microchip Technology, Inc.	329	28,524

Microsoft Corp. (c)	5,803	777,370

Mid-America Apartment Communities, Inc., REIT	966	113,756

Middleby Corp. (The) *	260	35,282

Molson Coors Brewing Co., Class B	612	34,272

Morgan Stanley	2,908	127,399

Murphy USA, Inc. *	513	43,107

Nasdaq, Inc.	586	56,356

Netflix, Inc. *	365	134,072

New York Times Co. (The), Class A	1,070	34,903

Nexstar Media Group, Inc., Class A	686	69,286

NextEra Energy, Inc.	1,414	289,672

NiSource, Inc.	1,322	38,074

Nordson Corp.	271	38,295

Nordstrom, Inc.	2,335	74,393

Northern Trust Corp.	705	63,450

Norwegian Cruise Line Holdings Ltd. *	796	42,689

NVIDIA Corp.	387	63,557

Occidental Petroleum Corp.	726	36,503

Old Dominion Freight Line, Inc.	305	45,524

O’Reilly Automotive, Inc. *	192	70,909

Oshkosh Corp.	478	39,908

Outfront Media, Inc., REIT	2,899	74,765

Packaging Corp. of America	748	71,299

Palo Alto Networks, Inc. *	281	57,257

Parker-Hannifin Corp.	319	54,233

PayPal Holdings, Inc. *	1,821	208,432

PBF Energy, Inc., Class A	1,268	39,688

Pfizer, Inc.	6,658	288,425

Phillips 66	763	71,371

PNC Financial Services Group, Inc. (The)	1,521	208,803

Post Holdings, Inc. *	809	84,112

Procter & Gamble Co. (The)	1,228	134,650

Progressive Corp. (The)	1,032	82,488

Prudential Financial, Inc.	358	36,158

Public Storage, REIT	453	107,891

QUALCOMM, Inc.	1,246	94,783

Rayonier, Inc., REIT	2,022	61,267

INVESTMENTS	SHARES	VALUE($)

United States — continued

Ross Stores, Inc.	1,328	131,631

S&P Global, Inc.	417	94,988

Sage Therapeutics, Inc. *	156	28,562

salesforce.com, Inc. *	796	120,777

ServiceNow, Inc. *	337	92,530

Slack Technologies, Inc., Class A *	626	23,475

Southwest Airlines Co.	655	33,261

Splunk, Inc. *	460	57,845

Spotify Technology SA *	457	66,823

Stanley Black & Decker, Inc.	529	76,499

SunTrust Banks, Inc.	2,020	126,957

Synopsys, Inc. *	439	56,495

T. Rowe Price Group, Inc.	1,242	136,260

Take-Two Interactive Software, Inc. *	847	96,160

TD Ameritrade Holding Corp.	838	41,833

Teladoc Health, Inc. *	1,137	75,508

Tesla, Inc. *	82	18,324

Texas Instruments, Inc.	1,231	141,270

TherapeuticsMD, Inc. *	4,086	10,624

Thermo Fisher Scientific, Inc.	352	103,375

Tiffany & Co.	690	64,612

Tractor Supply Co.	750	81,600

Travelers Cos., Inc. (The)	974	145,632

Union Pacific Corp.	468	79,143

United Technologies Corp.	752	97,910

UnitedHealth Group, Inc. (c)	1,456	355,279

US Bancorp	2,049	107,368

Veeva Systems, Inc., Class A *	391	63,385

Verizon Communications, Inc.	2,765	157,964

Vertex Pharmaceuticals, Inc. *	283	51,897

Visa, Inc., Class A	1,526	264,837

Vulcan Materials Co.	441	60,554

Walgreens Boots Alliance, Inc.	1,495	81,732

Waste Connections, Inc.	1,804	172,426

Wayfair, Inc., Class A *	263	38,398

Wells Fargo & Co.	4,782	226,284

Westrock Co.	1,808	65,938

Weyerhaeuser Co., REIT	1,324	34,874

Whirlpool Corp.	573	81,572

Williams Cos., Inc. (The)	3,534	99,093

Willis Towers Watson plc	370	70,870

Worldpay, Inc., Class A *	434	53,187

WW Grainger, Inc.	118	31,651

Xcel Energy, Inc.	2,440	145,156

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES		VALUE($)
Long Positions — continued

Common Stocks — continued

United States — continued

Xilinx, Inc.		544	64,148

Zebra Technologies Corp., Class A *		336	70,389

			20,592,983

Total Common Stocks (Cost $31,444,081)			37,525,087

Investment Companies — 20.6%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (d)		143,454	4,342,367

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (d)		226,321	1,858,099

JPMorgan High Yield Fund Class R6 Shares (d)		1,525,779	11,031,379

JPMorgan Managed Income Fund Class L Shares (d)		88,748	891,915

Total Investment Companies (Cost $16,927,385)			18,123,760

	PRINCIPAL AMOUNT($)
Foreign Government Securities — 7.2%

Australia — 0.2%

Australia Government Bond

2.00%, 12/21/2021 (a)	AUD	10,000	7,196

3.25%, 4/21/2025 (a)	AUD	53,000	41,690

2.25%, 5/21/2028 (a)	AUD	86,000	65,141

2.50%, 9/20/2030 (a)	AUD	34,000	36,771

3.75%, 4/21/2037 (a)	AUD	17,000	15,798

3.00%, 3/21/2047 (a)	AUD	12,000	10,350

			176,946

Belgium — 0.2%

Belgium Government Bond

0.50%, 10/22/2024 (a)	EUR	32,000	38,144

0.80%, 6/22/2027 (a)	EUR	38,000	46,451

3.00%, 6/22/2034 (a)	EUR	27,000	42,225

1.90%, 6/22/2038 (a)	EUR	26,000	36,109

1.60%, 6/22/2047 (a)	EUR	9,000	11,898

2.15%, 6/22/2066 (a)	EUR	4,000	5,955

			180,782

Canada — 0.1%

Canada Government Bond

1.00%, 6/1/2027	CAD	24,000	17,718

5.00%, 6/1/2037	CAD	10,000	11,593

3.50%, 12/1/2045	CAD	13,000	13,768

2.75%, 12/1/2048	CAD	9,000	8,567

2.75%, 12/1/2064	CAD	3,000	3,095

			54,741

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)

China — 0.3%

China Development Bank

0.88%, 1/24/2024 (a)	EUR	100,000	116,780

Export-Import Bank of China (The) 0.75%, 5/28/2023 (a)	EUR	100,000	115,984

			232,764

Cyprus — 0.1%

Republic of Cyprus 3.75%, 7/26/2023 (a)	EUR	53,000	69,042

Denmark — 0.1%

Denmark Government Bond

3.00%, 11/15/2021	DKK	42,000	6,972

1.50%, 11/15/2023	DKK	36,000	6,014

0.50%, 11/15/2027	DKK	75,000	12,334

4.50%, 11/15/2039	DKK	65,000	18,912

			44,232

France — 0.7%

Republic of France

0.00%, 5/25/2022 (a)	EUR	42,000	48,705

1.75%, 5/25/2023 (a)	EUR	15,000	18,655

1.75%, 11/25/2024 (a)	EUR	160,000	203,962

0.75%, 11/25/2028 (a)	EUR	56,000	68,550

1.50%, 5/25/2031 (a)	EUR	17,000	22,392

1.25%, 5/25/2034 (a)	EUR	25,030	32,129

4.75%, 4/25/2035 (a)	EUR	23,500	44,823

1.75%, 6/25/2039 (a)	EUR	31,000	42,944

3.25%, 5/25/2045 (a)	EUR	34,000	61,164

2.00%, 5/25/2048 (a)	EUR	16,000	23,423

4.00%, 4/25/2055 (a)	EUR	6,000	13,016

4.00%, 4/25/2060 (a)	EUR	2,000	4,507

1.75%, 5/25/2066 (a)	EUR	45,000	62,801

			647,071

Germany — 0.3%

Federal Republic of Germany

0.25%, 8/15/2028 (a)	EUR	50,000	60,137

4.00%, 1/4/2037 (a)	EUR	42,000	81,479

3.25%, 7/4/2042 (a)	EUR	17,000	33,010

2.50%, 8/15/2046 (a)	EUR	51,000	92,581

			267,207

Indonesia — 0.1%

Republic of Indonesia 2.15%, 7/18/2024 (a)	EUR	100,000	121,065

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued

Foreign Government Securities — continued

Italy — 0.9%

Italy Government Bond

5.00%, 3/1/2022	EUR	30,000	38,012

1.35%, 4/15/2022	EUR	22,000	25,449

1.00%, 7/15/2022 (a)	EUR	91,000	104,066

1.45%, 9/15/2022	EUR	36,000	41,742

0.95%, 3/15/2023	EUR	78,000	88,604

2.45%, 10/1/2023 (a)	EUR	119,000	142,576

2.50%, 12/1/2024	EUR	54,000	64,869

1.45%, 5/15/2025	EUR	33,000	37,464

1.60%, 6/1/2026	EUR	48,000	54,691

1.65%, 3/1/2032 (a)	EUR	32,000	34,181

2.45%, 9/1/2033 (a)	EUR	53,000	60,949

2.25%, 9/1/2036 (a)	EUR	26,000	28,762

4.00%, 2/1/2037 (a)	EUR	12,000	16,325

4.75%, 9/1/2044 (a)	EUR	17,000	25,465

3.45%, 3/1/2048 (a)	EUR	53,000	66,395

2.80%, 3/1/2067 (a)	EUR	3,000	3,196

			832,746

Japan — 2.2%

Japan Finance Organization for Municipalities 0.88%, 9/22/2021 (a)	EUR	100,000	116,690

Japan Government Bond

0.10%, 9/20/2021	JPY	23,350,000	218,119

0.10%, 9/20/2022	JPY	15,800,000	148,115

0.80%, 9/20/2022	JPY	10,150,000	97,264

0.10%, 12/20/2022	JPY	13,250,000	124,341

0.60%, 12/20/2023	JPY	8,500,000	81,873

1.70%, 12/20/2032	JPY	11,800,000	134,471

1.80%, 12/20/2032	JPY	13,000,000	149,769

1.50%, 3/20/2034	JPY	12,950,000	145,491

0.70%, 3/20/2037	JPY	10,800,000	109,433

0.60%, 12/20/2037	JPY	13,650,000	135,795

2.50%, 3/20/2038	JPY	9,950,000	131,147

1.70%, 9/20/2044	JPY	800,000	9,904

1.40%, 9/20/2045	JPY	6,400,000	75,215

1.40%, 12/20/2045	JPY	5,450,000	64,169

0.80%, 3/20/2047	JPY	6,400,000	66,429

0.80%, 12/20/2047	JPY	6,800,000	70,602

0.90%, 3/20/2057	JPY	5,300,000	57,439

			1,936,266

Mexico — 0.1%

United Mexican States 2.38%, 4/9/2021	EUR	100,000	118,542

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)

Qatar — 0.1%

State of Qatar 5.25%, 1/20/2020 (a)		100,000	101,400

Spain — 1.0%

Spain Government Bond

0.05%, 1/31/2021	EUR	36,000	41,232

5.85%, 1/31/2022 (a)	EUR	39,000	51,528

0.45%, 10/31/2022	EUR	76,000	88,680

3.80%, 4/30/2024 (a)	EUR	5,000	6,782

2.75%, 10/31/2024 (a)	EUR	236,000	309,549

1.60%, 4/30/2025 (a)	EUR	60,000	74,816

1.45%, 10/31/2027 (a)	EUR	47,000	58,794

1.40%, 4/30/2028 (a)	EUR	31,000	38,708

1.40%, 7/30/2028 (a)	EUR	15,000	18,700

2.35%, 7/30/2033 (a)	EUR	27,000	37,279

4.20%, 1/31/2037 (a)	EUR	19,000	33,169

5.15%, 10/31/2044 (a)	EUR	18,000	37,903

2.90%, 10/31/2046 (a)	EUR	14,000	21,629

2.70%, 10/31/2048 (a)	EUR	6,000	8,970

3.45%, 7/30/2066 (a)	EUR	5,000	8,864

			836,603

Sweden — 0.0% (b)

Sweden Government Bond

5.00%, 12/1/2020	SEK	55,000	6,397

3.50%, 6/1/2022	SEK	35,000	4,226

2.50%, 5/12/2025	SEK	130,000	16,393

2.25%, 6/1/2032 (a)	SEK	15,000	2,032

3.50%, 3/30/2039	SEK	20,000	3,358

			32,406

United Kingdom — 0.8%

U.K. Treasury Bonds

1.50%, 1/22/2021 (a)	GBP	25,000	32,180

4.00%, 3/7/2022 (a)	GBP	30,000	41,581

2.75%, 9/7/2024 (a)	GBP	10,000	14,067

2.00%, 9/7/2025 (a)	GBP	9,000	12,368

1.50%, 7/22/2026 (a)	GBP	11,000	14,749

1.63%, 10/22/2028 (a)	GBP	128,000	174,000

4.50%, 9/7/2034 (a)	GBP	9,000	16,669

4.25%, 3/7/2036 (a)	GBP	24,000	44,170

1.75%, 9/7/2037 (a)	GBP	42,000	56,767

4.75%, 12/7/2038 (a)	GBP	13,000	26,151

3.25%, 1/22/2044 (a)	GBP	16,000	27,763

3.50%, 1/22/2045 (a)	GBP	16,000	29,074

4.25%, 12/7/2046 (a)	GBP	16,000	33,011

1.50%, 7/22/2047 (a)	GBP	39,000	49,804

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued

Foreign Government Securities — continued

United Kingdom — continued

3.75%, 7/22/2052 (a)	GBP	13,000	26,547

4.25%, 12/7/2055 (a)	GBP	6,500	14,895

1.75%, 7/22/2057 (a)	GBP	24,600	34,411

2.50%, 7/22/2065 (a)	GBP	15,660	27,434

3.50%, 7/22/2068 (a)	GBP	11,000	24,445

			700,086

Total Foreign Government Securities (Cost $6,164,110)			6,351,899

Asset-Backed Securities — 4.5%

United States — 4.5%

ACC Trust Series 2019-1, Class B, 4.47%, 10/20/2022 (e)		100,000	102,513

American Credit Acceptance Receivables Trust

Series 2018-3, Class D, 4.14%, 10/15/2024 (e)		32,000	32,790

Series 2018-4, Class D, 4.40%, 1/13/2025 (e)		100,000	103,446

Series 2019-1, Class E, 4.84%, 4/14/2025 (e)		100,000	103,102

AmeriCredit Automobile Receivables Trust

Series 2019-1, Class C, 3.36%, 2/18/2025		15,000	15,364

Series 2019-1, Class D, 3.62%, 3/18/2025		20,000	20,539

AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1997-1, Class A7, 7.61%, 3/25/2027 ‡		23,677	23,671

Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-W5, Class M1, 3.30%, 4/25/2034 ‡ (f)		36,959	37,045

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2003-HE6, Class M2, 4.88%, 11/25/2033 ‡ (f)		68,697	69,011

Series 2004-HE3, Class M2, 4.08%, 6/25/2034 ‡ (f)		67,382	67,550

Series 2005-HE6, Class M3, 3.20%, 7/25/2035 ‡ (f)		81,387	81,470

Bayview Opportunity Master Fund Trust Series 2018-RN5, Class A1, 3.82%, 4/28/2033 ‡ (e) (g)		10,283	10,315

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Bear Stearns Asset-Backed Securities Trust

Series 2004-HE5, Class M2, 4.28%, 7/25/2034 ‡ (f)	15,237	15,499

Series 2003-2, Class M1, 4.20%, 3/25/2043 ‡ (f)	34,141	34,235

Conn’s Receivables Funding LLC

Series 2018-A, Class C, 6.02%, 1/15/2023 ‡ (e)	58,072	58,570

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (e)	100,000	100,581

Series 2019-A, Class C, 5.29%, 10/16/2023 ‡ (e)	100,000	100,534

Countrywide Asset-Backed Certificates

Series 2004-2, Class M1, 3.15%, 5/25/2034 ‡ (f)	30,243	30,250

Series 2005-12, Class M1, 2.87%, 2/25/2036 ‡ (f)	57,328	57,316

Series 2006-19, Class 2A2, 2.56%, 3/25/2037 ‡ (f)	81,307	81,111

CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 3.23%, 3/25/2034 ‡ (f)	47,046	46,944

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M5, 4.73%, 5/25/2034 (f)	44,010	41,476

Series 2004-5, Class M3, 4.13%, 7/25/2034 ‡ (f)	70,251	70,998

Drive Auto Receivables Trust

Series 2018-4, Class D, 4.09%, 1/15/2026	35,000	35,956

Series 2018-5, Class D, 4.30%, 4/15/2026	35,000	36,412

Series 2019-1, Class D, 4.09%, 6/15/2026	65,000	67,256

Driven Brands Funding LLC Series 2019-1A, Class A2, 4.64%, 4/20/2049 (e)	64,838	67,603

DT Auto Owner Trust

Series 2018-3A, Class D, 4.19%, 7/15/2024 (e)	80,000	82,439

Series 2019-1A, Class D, 3.87%, 11/15/2024 (e)	130,000	132,962

Series 2017-4A, Class E, 5.15%, 11/15/2024 (e)	110,000	114,133

Series 2019-1A, Class E, 4.94%, 2/17/2026 (e)	100,000	102,821

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued

Asset-Backed Securities — continued

United States — continued

Exeter Automobile Receivables Trust

Series 2018-4A, Class C, 3.97%, 9/15/2023 (e)	55,000	56,174

Series 2018-3A, Class E, 5.43%, 8/15/2024 (e)	10,000	10,369

Series 2018-4A, Class D, 4.35%, 9/16/2024 (e)	20,000	20,735

Series 2019-1A, Class C, 3.82%, 12/16/2024 (e)	50,000	51,225

Series 2019-1A, Class D, 4.13%, 12/16/2024 (e)	95,000	98,194

Series 2018-4A, Class E, 5.38%, 7/15/2025 (e)	20,000	20,800

Series 2019-1A, Class E, 5.20%, 1/15/2026 (e)	110,000	114,244

Series 2019-2A, Class E, 4.68%, 5/15/2026 (e)	420,000	428,957

First Franklin Mortgage Loan Trust Series 2004-FFH3, Class M1, 3.27%, 10/25/2034 ‡ (f)	97,562	97,726

GLS Auto Receivables Issuer Trust Series 2019-1A, Class C, 3.87%, 12/16/2024 (e)	30,000	30,718

GLS Auto Receivables Trust Series 2018-3A, Class C, 4.18%, 7/15/2024 (e)	25,000	25,799

Home Equity Mortgage Loan Asset-Backed Trust Series 2005-B, Class M2, 3.11%, 8/25/2035 ‡ (f)	568	568

KREF Ltd. Series 2018-FL1, Class D, 4.94%, 6/15/2036 ‡ (e) (f)	100,000	100,750

Long Beach Mortgage Loan Trust

Series 2004-4, Class M1, 3.30%, 10/25/2034 ‡ (f)	84,005	84,374

Series 2004-6, Class A3, 3.70%, 11/25/2034 ‡ (f)	30,508	30,681

Morgan Stanley ABS Capital I, Inc. Trust Series 2003-NC10, Class M1, 3.42%, 10/25/2033 ‡ (f)	43,517	43,278

Santander Drive Auto Receivables Trust

Series 2019-1, Class C, 3.42%, 4/15/2025	29,000	29,526

Series 2019-1, Class D, 3.65%, 4/15/2025	35,000	36,016

Saxon Asset Securities Trust Series 2003-3, Class M1, 3.38%, 12/25/2033 ‡ (f)	40,149	39,038

Structured Asset Investment Loan Trust Series 2003-BC11, Class M1, 3.38%, 10/25/2033 ‡ (f)	19,516	19,555

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Structured Asset Securities Corp. Mortgage Loan Trust

Series 2006-BC6, Class A4, 2.57%, 1/25/2037 (f)	87,733	86,384

Series 2007-WF2, Class A1, 3.40%, 8/25/2037 ‡ (f)	40,705	40,942

Vericrest Opportunity Loan Trust Series 2019-NPL3, Class A1, 3.97%, 3/25/2049 ‡ (e) (g)	244,835	246,604

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2006-3, Class A2, 2.55%, 1/25/2037 ‡ (f)	44,129	44,006

Westlake Automobile Receivables Trust

Series 2019-1A, Class C, 3.45%, 3/15/2024 (e)	85,000	86,244

Series 2019-1A, Class D, 3.67%, 3/15/2024 (e)	75,000	76,460

Series 2019-1A, Class E, 4.49%, 7/15/2024 (e)	60,000	61,274

Total Asset-Backed Securities (Cost $3,814,034)		3,924,553

Collateralized Mortgage Obligations — 2.8%

United States — 2.8%

American Home Mortgage Investment Trust Series 2005-1, Class 6A, 4.56%, 6/25/2045 (f)	30,693	31,284

Angel Oak Mortgage Trust I LLC Series 2018-2, Class A1, 3.67%, 7/27/2048 (e) (f)	144,956	147,238

Banc of America Funding Trust Series 2006-A, Class 1A1, 4.75%, 2/20/2036 (f)	19,287	19,253

Banc of America Mortgage Trust Series 2005-A, Class 2A2, 4.50%, 2/25/2035 (f)	23,424	23,695

Bear Stearns ALT-A Trust Series 2005-4, Class 23A2, 4.62%, 5/25/2035 (f)	40,708	41,456

COLT Mortgage Loan Trust

Series 2018-2, Class A1, 3.47%, 7/27/2048 (e) (f)	51,716	51,905

Series 2019-1, Class A1, 3.71%, 3/25/2049 (e) (f)	226,921	230,465

Deephave Residential Mortgage Trust Series 2019-2A, Class M1, 3.92%, 4/25/2059 ‡ (e) (f)	175,000	178,874

Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-3, Class 2A1, 3.15%, 10/25/2047 (f)	269,732	255,092

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued

Collateralized Mortgage Obligations — continued

United States — continued

GSR Mortgage Loan Trust Series 2005-AR3, Class 1A1, 2.84%, 5/25/2035 (f)	73,985	72,538

Homeward Opportunities Fund I Trust

Series 2018-1, Class A1, 3.77%, 6/25/2048 (e) (f)	114,137	116,183

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (e) (f)	250,000	253,635

Impac CMB Trust Series 2004-7, Class 1A2, 3.32%, 11/25/2034 (f)	86,825	85,457

JP Morgan Alternative Loan Trust Series 2007-A2, Class 12A3, 2.59%, 6/25/2037 (f)	23,950	23,949

JP Morgan Mortgage Trust Series 2005-A3, Class 4A1, 4.86%, 6/25/2035 (f)	12,502	12,889

Lehman Mortgage Trust Series 2005-3, Class 2A3, 5.50%, 1/25/2036	9,945	9,973

LHOME Mortgage Trust Series 2019-RTL1, Class A1, 4.58%, 10/25/2023 (e) (g)	100,000	101,845

Merrill Lynch Mortgage Investors Trust Series 2007-1, Class 4A3, 4.85%, 1/25/2037 (f)	17,190	17,296

Morgan Stanley Mortgage Loan Trust

Series 2004-5AR, Class 4A, 4.76%, 7/25/2034 (f)	22,406	22,507

Series 2005-5AR, Class 1M1, 3.15%, 9/25/2035 ‡ (f)	113,950	114,031

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 2.68%, 12/25/2035 (f)	53,435	49,977

Residential Asset Securitization Trust Series 2004-A6, Class A1, 5.00%, 8/25/2019	10,723	10,693

Toorak Mortgage Corp. Ltd. Series 2019-1, Class A1, 4.46%, 3/25/2022 (e) (g)	120,000	121,838

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 4.46%, 3/25/2035 (f)	19,644	19,507

Series 2005-AR5, Class A6, 4.38%, 5/25/2035 (f)	30,541	31,252

Series 2005-AR10, Class 1A3, 4.10%, 9/25/2035 (f)	28,865	29,235

Wells Fargo Mortgage-Backed Securities Trust

Series 2004-W, Class A1, 4.85%, 11/25/2034 (f)	62,478	64,020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Series 2004-EE, Class 2A2, 4.96%, 12/25/2034 (f)	31,046	32,391

Series 2004-Z, Class 2A2, 4.97%, 12/25/2034 (f)	19,862	20,381

Series 2004-DD, Class 1A1, 5.01%, 1/25/2035 (f)	71,184	74,873

Series 2005-AR2, Class 2A1, 5.15%, 3/25/2035 (f)	71,651	73,397

Series 2005-AR2, Class 2A2, 5.15%, 3/25/2035 (f)	20,356	21,034

Series 2005-AR3, Class 1A1, 7.53%, 3/25/2035 (f)	31,909	33,229

Series 2005-AR4, Class 2A2, 5.10%, 4/25/2035 (f)	16,288	16,565

Series 2005-16, Class A8, 5.75%, 12/25/2035	18,337	19,837

Series 2006-AR3, Class A3, 5.22%, 3/25/2036 (f)	34,463	34,897

Total Collateralized Mortgage Obligations (Cost $2,401,701)		2,462,691

Commercial Mortgage-Backed Securities — 2.7%

United States — 2.7%

Banc of America Commercial Mortgage Trust Series 2017-BNK3, Class D, 3.25%, 2/15/2050 ‡ (e)	100,000	89,704

BANK Series 2017-BNK7, Class B, 3.95%, 9/15/2060	25,000	26,391

BBCMS Mortgage Trust Series 2018-C2, Class C, 5.14%, 12/15/2051 (f)	25,000	26,948

BENCHMARK Mortgage Trust Series 2018-B1, Class D, 2.75%, 1/15/2051 ‡ (e)	25,000	21,699

BXMT Ltd. Series 2017-FL1, Class B, 3.89%, 6/15/2035 ‡ (e) (f)	100,000	100,185

CAMB Commercial Mortgage Trust

Series 2019-LIFE, Class E, 4.54%, 12/15/2037 (e) (f)	100,000	100,874

Series 2019-LIFE, Class G, 5.64%, 12/15/2037 ‡ (e) (f)	100,000	101,000

CD Mortgage Trust

Series 2017-CD4, Class C, 4.35%, 5/10/2050 ‡ (f)	100,000	105,349

Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (e)	10,000	8,763

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.90%, 1/10/2024 ‡ (e) (f)	100,000	105,901

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued

Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2015-P1, Class C, 4.49%, 9/15/2048 ‡ (f)	75,000	78,363

Series 2016-P6, Class D, 3.25%, 12/10/2049 (e)	20,000	18,279

Series 2017-P7, Class D, 3.25%, 4/14/2050 (e)	50,000	44,362

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (f)	15,000	15,835

Commercial Mortgage Pass-Through Certificates Series 2016-CR28, Class C, 4.80%, 2/10/2049 (f)	100,000	107,706

Commercial Mortgage Trust

Series 2014-CR20, Class D, 3.22%, 11/10/2047 ‡ (e)	100,000	93,480

Series 2015-CR23, Class CME, 3.81%, 5/10/2048 ‡ (e) (f)	100,000	99,828

Series 2015-LC21, Class D, 4.44%, 7/10/2048 (f)	30,000	29,440

CSAIL Commercial Mortgage Trust Series 2019-C16, Class C, 4.24%, 6/15/2052 (f)	25,000	25,888

DBGS Mortgage Trust Series 2018-5BP, Class B, 3.22%, 6/15/2033 ‡ (e) (f)	100,000	99,717

DBJPM Mortgage Trust Series 2017-C6, Class D, 3.38%, 6/10/2050 ‡ (e) (f)	50,000	45,412

FHLMC, Multifamily Structured Pass-Through Certificates

Series K083, Class X1, IO, 0.18%, 9/25/2028 (f)	14,574,843	101,240

Series K092, Class X3, IO, 2.32%, 7/25/2029 (f)	100,000	18,049

Series K723, Class X3, IO, 1.98%, 10/25/2034 (f)	119,125	8,784

Series K153, Class X3, IO, 3.90%, 4/25/2035 (f)	100,000	34,359

Series K716, Class X3, IO, 1.85%, 8/25/2042 (f)	317,355	10,980

Series K726, Class X3, IO, 2.20%, 7/25/2044 (f)	302,035	27,316

Series K728, Class X3, IO, 2.02%, 11/25/2045 (f)	151,300	13,570

Series K071, Class X3, IO, 2.08%, 11/25/2045 (f)	700,000	99,496

FNMA ACES Series 2016-M4, Class X2, IO, 2.67%, 1/25/2039 (f)	245,244	20,876

FREMF Series 2018-KF46, Class B, 4.38%, 3/25/2028 (e) (f)	8,998	8,898

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

FREMF Mortgage Trust

Series 2015-KF09, Class B, 7.78%, 5/25/2022 (e) (f)	2,262	2,308

Series 2015-KF10, Class B, 8.53%, 7/25/2022 (e) (f)	7,022	7,393

Series 2017-KF32, Class B, 4.98%, 5/25/2024 (e) (f)	18,673	18,880

Series 2017-KF38, Class B, 4.93%, 9/25/2024 (e) (f)	11,179	11,218

Series 2018-KF42, Class B, 4.63%, 12/25/2024 (e) (f)	12,442	12,496

Series 2018-KF45, Class B, 4.38%, 3/25/2025 (e) (f)	27,656	27,138

Series 2018-KF49, Class B, 4.33%, 6/25/2025 (e) (f)	9,884	9,830

Series 2018-KF53, Class B, 4.48%, 10/25/2025 (f)	96,268	96,032

Series 2019-KF62, Class B, 4.45%, 4/25/2026 (e) (f)	25,000	24,913

Series 2018-KF50, Class B, 4.30%, 7/25/2028 (e) (f)	9,812	9,739

Series 2019-KF63, Class B, 4.78%, 5/25/2029 (e) (f)	59,000	59,508

Series 2012-K19, Class C, 4.17%, 5/25/2045 (e) (f)	10,000	10,334

Series 2017-K67, Class C, 4.08%, 9/25/2049 (e) (f)	15,000	14,958

GNMA

Series 2012-44, IO, 0.41%, 3/16/2049 (f)	259,243	3,148

Series 2014-186, IO, 0.76%, 8/16/2054 (f)	555,184	25,921

Series 2016-71, Class QI, IO, 0.98%, 11/16/2057 (f)	389,118	28,003

Series 2017-86, IO, 0.77%, 5/16/2059 (f)	272,022	17,941

Series 2017-148, IO, 0.66%, 7/16/2059 (f)	145,939	8,585

Series 2017-69, IO, 0.80%, 7/16/2059 (f)	96,463	6,532

GRACE Mortgage Trust Series 2014-GRCE, Class F, 3.71%, 6/10/2028 ‡ (e) (f)	100,000	100,067

GS Mortgage Securities Trust

Series 2015-GC34, Class D, 2.98%, 10/10/2048	20,000	17,365

Series 2016-GS4, Class D, 3.23%, 11/10/2049 ‡ (e) (f)	10,000	9,116

Series 2019-GC40, Class E, 3.00%, 7/10/2052 ‡ (e) (h)	100,000	82,491

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued

Commercial Mortgage-Backed Securities — continued

United States — continued

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.09%, 7/15/2044 (f)		14,864	15,045

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (f)		58,249	40,214

Morgan Stanley Capital I Trust Series 2018-MP, Class D, 4.42%, 7/11/2040 ‡ (e) (f)		15,000	15,635

Wells Fargo Commercial Mortgage Trust Series 2018-C48, Class C, 5.29%, 1/15/2052 ‡ (f)		35,000	38,281

Total Commercial Mortgage-Backed Securities (Cost $2,329,905)			2,401,783

U.S. Treasury Obligations — 1.7%

U.S. Treasury Notes

2.00%, 1/31/2020 (i)		1,285,000	1,284,498

2.13%, 8/31/2020		240,000	240,553

			1,525,051

Total U.S. Treasury Obligations (Cost $1,521,059)			1,525,051

Corporate Bonds — 1.2%

Canada — 0.1%

Canadian Imperial Bank of Commerce 2.70%, 2/2/2021		141,000	142,060

France — 0.3%

Dexia Credit Local SA

0.75%, 1/25/2023 (a)	EUR	100,000	118,057

1.63%, 12/8/2023 (a)	GBP	100,000	129,186

			247,243

Netherlands — 0.0% (b)

BNG Bank NV 4.75%, 3/6/2023 (a)	AUD	15,000	11,783

Singapore — 0.2%

Temasek Financial I Ltd. 0.50%, 3/1/2022 (a)	EUR	150,000	173,795

United States — 0.6%

Goldman Sachs Bank USA (SOFR + 0.60%), 3.03%, 5/24/2021 (j)		23,000	23,023

Jackson National Life Global Funding 3.30%, 6/11/2021 (e)		250,000	254,445

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)

United States — continued

PNC Bank NA 2.45%, 11/5/2020		250,000	250,560

			528,028

Total Corporate Bonds (Cost $1,106,608)			1,102,909

	NO. OF CONTRACTS
Options Purchased — 0.6%

Call Options Purchased — 0.6%

United States — 0.6%

S&P 500 Index

9/20/2019 at USD 2,925.00, European Style Notional Amount: USD 16,768,032 Exchange Traded *		57	503,594

			503,594

Put Options Purchased — 0.0% (b)

United States — 0.0% (b)

iShares Russell 2000 ETF

7/19/2019 at USD 145.00, American Style Notional Amount: USD 1,166 Exchange Traded *		37	1,166

S&P 500 Index

7/19/2019 at USD 2,725.00, European Style Notional Amount: USD 294,176 Exchange Traded *		1	435

			1,601

Total Options Purchased (Cost $482,281)			505,195

	PRINCIPAL AMOUNT($)
Supranational — 0.2%

Supranational — 0.2%

European Investment Bank

2.80%, 1/15/2021	AUD	33,000	23,697

2.25%, 7/30/2021 (e)	CAD	50,000	38,566

0.50%, 6/21/2023	AUD	30,000	20,163

Inter-American Development Bank

0.50%, 5/23/2023	CAD	63,000	45,885

4.40%, 1/26/2026	CAD	16,000	14,061

			142,372

Total Supranational (Cost $143,611)			142,372

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

INVESTMENTS	NO. OF RIGHTS		VALUE($)
Long Positions — continued

Rights — 0.0%

United States — 0.0%

Media General, Inc., CVR * ‡ (Cost $—)		902	—

	PRINCIPAL AMOUNT($)
Short-Term Investments — 15.0%

Commercial Paper — 1.4%

AT&T, Inc. 2.82%, 8/5/2019 (e) (k)		250,000	249,326

Bell Canada, Inc. 2.81%, 9/3/2019 (e) (k)		250,000	248,774

Eni Finance USA, Inc. 2.78%, 8/1/2019 (e) (k)		250,000	249,386

Industrial & Commercial Bank of China Ltd. 2.67%, 8/1/2019 (e) (k)		250,000	249,418

NextEra Energy Capital Holdings, Inc. 2.77%, 7/11/2019 (e) (k)		250,000	249,773

Total Commercial Paper (Cost $1,246,728)			1,246,677

	SHARES
Investment Companies — 5.5%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.40% (d) (l) (Cost $4,806,036)		4,804,824	4,806,746

	PRINCIPAL AMOUNT($)
Foreign Government Treasury Bills — 8.1%

Canadian Treasury Bills

2.01%, 9/19/2019 (k)	CAD	3,196,000	2,431,356

1.85%, 11/14/2019 (k)	CAD	98,000	74,362

2.13%, 11/14/2019 (k)	CAD	2,957,000	2,243,757

2.03%, 12/12/2019 (k)	CAD	3,120,000	2,364,367

Total Foreign Government Treasury Bills (Cost $7,044,042)			7,113,842

Total Short-Term Investments (Cost $13,096,806)			13,167,265

Total Long Positions (Cost $79,431,581)			87,232,565

	SHARES
Short Positions — (1.0)%

Common Stocks — (1.0)%

United States — (1.0)%

Acuity Brands, Inc.		(333)	(45,924)

Advance Auto Parts, Inc.		(428)	(65,972)

Align Technology, Inc. *		(281)	(76,910)

AmerisourceBergen Corp.		(384)	(32,740)

INVESTMENTS	SHARES	VALUE($)

United States — continued

Cardinal Health, Inc.	(922)	(43,426)

CH Robinson Worldwide, Inc.	(526)	(44,368)

Clorox Co. (The)	(501)	(76,708)

CVS Health Corp.	(569)	(31,005)

Emerson Electric Co.	(697)	(46,504)

Halliburton Co.	(733)	(16,668)

Harley-Davidson, Inc.	(986)	(35,328)

Illinois Tool Works, Inc.	(159)	(23,979)

JB Hunt Transport Services, Inc.	(846)	(77,333)

MGM Resorts International	(2,299)	(65,682)

Molson Coors Brewing Co., Class B	(531)	(29,736)

National Beverage Corp.	(90)	(4,017)

Parker-Hannifin Corp.	(398)	(67,664)

PPG Industries, Inc.	(412)	(48,085)

Wabtec Corp.	(686)	(49,227)

XPO Logistics, Inc.*	(390)	(22,546)

Zimmer Biomet Holdings, Inc.	(100)	(11,774)

Total Common Stocks (Proceeds $(915,081))		(915,596)

Total Short Positions (Proceeds $(915,081))		(915,596)

Total Investments — 98.1% (Cost $78,516,500)		86,316,969
Other Assets Less Liabilities — 1.9%		1,684,157

Net Assets — 100.0%		88,001,126

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Summary of Investments by Industry, June 30, 2019

The following tables represent the portfolio investments of the Portfolio by industry classifications as a percentage of total long investments and total short investments, respectively:

LONG PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE

Investment Companies	20.8%

Foreign Government Treasury Bills	8.2

Foreign Government Securities	7.3

Banks	5.0

Asset-Backed Securities	4.5

Insurance	3.0

Collateralized Mortgage Obligations	2.8

Commercial Mortgage-Backed Securities	2.8

Pharmaceuticals	2.6

Oil, Gas & Consumable Fuels	2.1

Software	2.0

IT Services	1.8

Capital Markets	1.8

U.S. Treasury Notes	1.7

Commercial Paper	1.4

Electric Utilities	1.3

Specialty Retail	1.2

Semiconductors & Semiconductor Equipment	1.2

Internet & Direct Marketing Retail	1.0

Media	1.0

Equity Real Estate Investment Trusts (REITs)	1.0

Others (each less than 1.0%)	20.0

Short-Term Investments	5.5

SHORT PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE

Machinery	15.4%

Health Care Providers & Services	11.7

Electrical Equipment	10.1

Health Care Equipment & Supplies	9.7

Road & Rail	8.4

Household Products	8.4

Air Freight & Logistics	7.3

Specialty Retail	7.2

Hotels, Restaurants & Leisure	7.2

Chemicals	5.3

Automobiles	3.9

Beverages	3.6

Energy Equipment & Services	1.8

Abbreviations
ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CVA	Dutch Certification
CVR	Contingent Value Rights
DKK	Danish Krone
ETF	Exchange Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
OYJ	Public Limited Company

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $1,828,965.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2019.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2019.
(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(j)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2019.

(k)	The rate shown is the effective yield as of June 30, 2019.
(l)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	3	09/2019	EUR	118,180	596

Foreign Exchange EUR/USD	23	09/2019	USD	3,289,431	5,563

Foreign Exchange JPY/USD	34	09/2019	USD	3,964,187	11,835

Japan 10 Year Bond Mini	4	09/2019	JPY	570,978	1,153

Russell 2000 E-Mini Index	3	09/2019	USD	235,155	4,256

S&P 500 E-Mini Index	42	09/2019	USD	6,182,400	83,580

Short-Term Euro-BTP	1	09/2019	EUR	126,787	1,429

SPI 200 Index	2	09/2019	AUD	230,694	(311)

TOPIX Index	1	09/2019	JPY	143,904	314

U.S. Treasury 5 Year Note	84	09/2019	USD	9,921,844	139,222

3 Month Euro Euribor	5	12/2020	EUR	1,428,126	529

ASX 90 Day Bank Accepted Bill	3	12/2020	AUD	2,101,176	990

					249,156

Short Contracts

EURO STOXX 50 Index	(22)	09/2019	EUR	(866,653)	(16,939)

Euro-Bobl	(2)	09/2019	EUR	(305,743)	(879)

Euro-Schatz	(1)	09/2019	EUR	(127,679)	(253)

FTSE 100 Index	(7)	09/2019	GBP	(655,240)	(7,691)

MSCI EAFE E-Mini Index	(19)	09/2019	USD	(1,827,325)	(51,009)

MSCI Emerging Markets E-Mini Index	(12)	09/2019	USD	(632,280)	(28,970)

3 Month Euro Euribor	(5)	12/2019	EUR	(1,428,126)	(792)

ASX 90 Day Bank Accepted Bill	(3)	12/2019	AUD	(2,100,918)	(955)

					(107,488)

					141,668

Abbreviations
AUD	Australian Dollar
EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Forward foreign currency exchange contracts outstanding as of June 30, 2019:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)

AUD	287,597	USD	201,543	BNP Paribas	7/3/2019	371

AUD	56,845	USD	39,559	Merrill Lynch International	7/3/2019	350

CAD	190,480	USD	145,117	State Street Corp.	7/3/2019	341

EUR	11,897	USD	13,490	BNP Paribas	7/3/2019	38

GBP	689,565	USD	873,955	Citibank, NA	7/3/2019	1,804

JPY	12,168,904	USD	112,526	BNP Paribas	7/3/2019	351

USD	12,020	GBP	9,447	Merrill Lynch International	7/3/2019	21

USD	10,713	GBP	8,434	TD Bank Financial Group	7/3/2019	2

JPY	1,330,036	USD	12,364	Merrill Lynch International	8/5/2019	6

USD	45,191	DKK	295,460	Merrill Lynch International	8/5/2019	41

USD	140,563	EUR	122,970	Barclays Bank plc	8/5/2019	330

USD	1,998,824	EUR	1,751,204	Citibank, NA	8/5/2019	1,778

USD	1,582,844	EUR	1,387,524	Goldman Sachs International	8/5/2019	534

USD	2,167,231	JPY	232,717,543	Citibank, NA	8/5/2019	2,931

USD	17,929	JPY	1,921,635	Merrill Lynch International	8/5/2019	58

USD	31,400	SEK	290,065	HSBC Bank, NA	8/5/2019	81

Total unrealized appreciation						9,037

DKK	295,460	USD	45,061	Merrill Lynch International	7/3/2019	(46)

EUR	1,751,204	USD	1,993,454	Citibank, NA	7/3/2019	(1,990)

EUR	1,387,524	USD	1,578,586	Goldman Sachs International	7/3/2019	(699)

JPY	232,717,543	USD	2,161,789	Citibank, NA	7/3/2019	(3,122)

SEK	290,065	USD	31,322	HSBC Bank, NA	7/3/2019	(83)

USD	10,577	AUD	15,193	Barclays Bank plc	7/3/2019	(90)

USD	214,381	AUD	310,175	Merrill Lynch International	7/3/2019	(3,385)

USD	13,265	AUD	19,073	State Street Corp.	7/3/2019	(126)

USD	140,635	CAD	190,480	TD Bank Financial Group	7/3/2019	(4,823)

USD	44,276	DKK	295,460	TD Bank Financial Group	7/3/2019	(739)

USD	15,426	EUR	13,734	Barclays Bank plc	7/3/2019	(193)

USD	12,588	EUR	11,151	BNP Paribas	7/3/2019	(94)

USD	3,248,970	EUR	2,906,502	Citibank, NA	7/3/2019	(56,294)

USD	19,860	EUR	17,727	Goldman Sachs International	7/3/2019	(299)

USD	197,578	EUR	174,842	Merrill Lynch International	7/3/2019	(1,252)

USD	29,864	EUR	26,668	Royal Bank of Canada	7/3/2019	(463)

USD	17,946	GBP	14,166	Australia & New Zealand Banking Group Ltd.	7/3/2019	(46)

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)

USD	828,708	GBP	657,518	TD Bank Financial Group	7/3/2019	(6,350)

USD	55,879	JPY	6,033,469	Australia & New Zealand Banking Group Ltd.	7/3/2019	(87)

USD	12,952	JPY	1,416,477	Barclays Bank plc	7/3/2019	(187)

USD	2,072,890	JPY	224,882,711	Goldman Sachs International	7/3/2019	(13,102)

USD	115,751	JPY	12,553,790	Merrill Lynch International	7/3/2019	(697)

USD	30,452	SEK	290,065	Merrill Lynch International	7/3/2019	(787)

USD	33,709	CAD	45,007	Deutsche Bank AG	7/17/2019	(671)

USD	301,657	CAD	398,420	Merrill Lynch International	7/17/2019	(2,696)

USD	6,520,958	CAD	8,680,163	State Street Corp.	7/17/2019	(109,832)

USD	120,683	CAD	161,939	TD Bank Financial Group	7/17/2019	(3,021)

JPY	16,494,875	USD	154,038	Australia & New Zealand Banking Group Ltd.	8/5/2019	(634)

JPY	19,312,338	USD	179,854	Citibank, NA	8/5/2019	(247)

USD	875,357	GBP	689,565	Citibank, NA	8/5/2019	(1,872)

USD	201,773	AUD	287,597	BNP Paribas	8/6/2019	(383)

USD	43,009	AUD	61,605	Standard Chartered Bank	8/6/2019	(294)

USD	145,227	CAD	190,480	State Street Corp.	8/6/2019	(345)

Total unrealized depreciation						(214,949)
Net unrealized depreciation						(205,912)

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro

GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	21

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (Unaudited)

JPMorgan Insurance Trust Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$63,796,864
Investments in affiliates, at value	22,930,506
Options purchased, at value	505,195
Cash	122,725
Foreign currency, at value	163,488
Deposits at broker for futures contracts	76,000
Deposits at broker for securities sold short	1,081,853
Receivables:
Investment securities sold	1,154,470
Portfolio shares sold	67,572
Interest and dividends from non-affiliates	129,100
Dividends from affiliates	11,507
Tax reclaims	42,832
Variation margin on futures contracts	84,043
Unrealized appreciation on forward foreign currency exchange contracts	9,037

Total Assets	90,175,192

LIABILITIES:
Payables:
Securities sold short, at value	915,596
Dividend expense to non-affiliates on securities sold short	779
Investment securities purchased	803,985
Investment securities purchased — delayed delivery securities	82,491
Portfolio shares redeemed	16,592
Unrealized depreciation on forward foreign currency exchange contracts	214,949
Accrued liabilities:
Investment advisory fees	32,952
Distribution fees	10,627
Custodian and accounting fees	33,903
Trustees’ and Chief Compliance Officer’s fees	704
Other	61,488

Total Liabilities	2,174,066

Net Assets	$88,001,126

NET ASSETS:
Paid-in-Capital	$81,400,760
Total distributable earnings (loss)	6,600,366

Total Net Assets	$88,001,126

Net Assets:
Class 1	$35,241,261
Class 2	52,759,865

Total	$88,001,126

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class 1	2,110,429
Class 2	3,167,474

Net Asset Value, offering and redemption price per share (a):
Class 1	$16.70
Class 2	16.66

Cost of investments in non-affiliates	$57,215,879
Cost of investments in affiliates	21,733,421
Cost of options purchased	482,281
Cost of foreign currency	163,381
Proceeds from securities sold short	915,081

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

STATEMENT OF OPERATIONS

FOR THE SIX MONTH ENDED JUNE 30, 2019 (Unaudited)

JPMorgan Insurance Trust Global Allocation Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$346,233
Interest income from affiliates	535
Interest income from non-affiliates on securities sold short	10,855
Dividend income from non-affiliates	559,262
Dividend income from affiliates	352,134
Foreign taxes withheld	(33,085)

Total investment income	1,235,934

EXPENSES:
Investment advisory fees	251,570
Administration fees	31,446
Distribution fees — Class 2	63,514
Custodian and accounting fees	54,096
Interest expense to affiliates	237
Professional fees	57,042
Trustees’ and Chief Compliance Officer’s fees	13,321
Printing and mailing costs	9,225
Transfer agency fees — Class 1	165
Transfer agency fees — Class 2	551
Other	4,258
Dividend expense to non-affiliates on securities sold short	10,105

Total expenses	495,530

Less fees waived	(98,043)
Less expense reimbursements	(296)

Net expenses	397,191

Net investment income (loss)	838,743

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	33,677
Investments in affiliates	(88,905)
Options purchased	380,663
Futures contracts	204,395
Securities sold short	(219,066)
Foreign currency transactions	(149,558)
Forward foreign currency exchange contracts	287,636

Net realized gain (loss)	448,842

Distributions of capital gains received from investment company affiliates	195

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	6,023,789
Investments in affiliates	1,314,318
Options purchased	157,095
Futures contracts	(92,578)
Securities sold short	(61,531)
Foreign currency translations	(1,510)
Forward foreign currency exchange contracts	(320,155)

Change in net unrealized appreciation/depreciation	7,019,428

Net realized/unrealized gains (losses)	7,468,465

Change in net assets resulting from operations	$8,307,208

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	23

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Global Allocation Portfolio
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$838,743	$1,216,101
Net realized gain (loss)	448,842	(487,087)
Distributions of capital gains received from investment company affiliates	195	528
Change in net unrealized appreciation/depreciation	7,019,428	(6,038,474)

Change in net assets resulting from operations	8,307,208	(5,308,932)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(809,646)	(167,469)
Class 2	(1,095,100)	(330,463)

Total distributions to shareholders	(1,904,746)	(497,932)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,403,376	22,224,332

NET ASSETS:
Change in net assets	8,805,838	16,417,468
Beginning of period	79,195,288	62,777,820

End of period	$88,001,126	$79,195,288

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$3,833,618	$19,444,733
Distributions reinvested	809,646	167,469
Cost of shares redeemed	(2,233,435)	(1,387,647)

Change in net assets resulting from Class 1 capital transactions	$2,409,829	$18,224,555

Class 2
Proceeds from shares issued	$4,879,029	$17,535,698
Distributions reinvested	1,095,099	330,463
Cost of shares redeemed	(5,980,581)	(13,866,384)

Change in net assets resulting from Class 2 capital transactions	$(6,453)	$3,999,777

Total change in net assets resulting from capital transactions	$2,403,376	$22,224,332

SHARE TRANSACTIONS:
Class 1
Issued	234,190	1,174,334
Reinvested	50,040	10,174
Redeemed	(136,940)	(84,853)

Change in Class 1 Shares	147,290	1,099,655

Class 2
Issued	297,369	1,062,803
Reinvested	67,850	20,126
Redeemed	(366,255)	(843,413)

Change in Class 2 Shares	(1,036)	239,516

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Six Months Ended June 30, 2019 (Unaudited)	$15.47	$0.18	(i)	$1.44	$1.62	$(0.39)	$—	$(0.39)
Year Ended December 31, 2018	16.57	0.29	(i)	(1.29)	(1.00)	—	(0.10)	(0.10)
Year Ended December 31, 2017	14.89	0.29	(i)	2.25	2.54	(0.20)	(0.66)	(0.86)
Year Ended December 31, 2016	14.46	0.35	(i)	0.54	0.89	(0.46)	— (k)	(0.46)
Year Ended December 31, 2015	14.93	0.30	(i)	(0.46)	(0.16)	(0.23)	(0.08)	(0.31)
December 9, 2014 (n) through December 31, 2014	15.00	0.03		(0.06)	(0.03)	(0.04)	—	(0.04)

Class 2
Six Months Ended June 30, 2019 (Unaudited)	15.41	0.15	(i)	1.45	1.60	(0.35)	—	(0.35)
Year Ended December 31, 2018	16.55	0.25	(i)	(1.29)	(1.04)	—	(0.10)	(0.10)
Year Ended December 31, 2017	14.87	0.26	(i)	2.24	2.50	(0.16)	(0.66)	(0.82)
Year Ended December 31, 2016	14.45	0.30	(i)	0.54	0.84	(0.42)	— (k)	(0.42)
Year Ended December 31, 2015	14.93	0.22	(i)	(0.42)	(0.20)	(0.20)	(0.08)	(0.28)
December 9, 2014 (n) through December 31, 2014	15.00	0.03		(0.07)	(0.04)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)

Commencing on December 31, 2016, the Portfolio presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to December 31, 2016, the Portfolio did not transact in securities sold short.

(i)	Calculated based upon average shares outstanding.
(j)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class 1 are 0.78% and 1.01% for the six months ended June 30, 2019, 0.77% and 1.10% for the year ended December 31, 2018 and 0.76% and 1.11% for the year ended December 31, 2017; for Class 2 are 1.03% and 1.26% for the six months ended June 30, 2019, 1.02% and 1.34% for the year ended December 31, 2018 and 1.01% and 1.32% for the year ended December 31, 2017, respectively.

(k)	Amount rounds to less than $0.005.
(l)	Dividend expense on securities sold short is less than 0.005%.
(m)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the periods indicated.
(n)	Commencement of operations.
(o)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)(e)	Net assets, end of period	Net expenses (including dividend expense for securities sold short) (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short) (g)		Portfolio turnover rate (excluding securities sold short) (c)(h)		Portfolio turnover rate (including securities sold short) (c)(h)

$16.70	10.58%	$35,241,261	0.80	%(j)	2.16%		1.03	%(j)	51%		63%
15.47	(6.06)	30,366,130	0.81	(j)	1.79		1.14	(j)	110		141
16.57	17.11	14,307,557	0.79	(j)	1.76		1.14	(j)	80		92
14.89	6.13	4,664,040	0.77	(l)	2.34		1.20	(l)	60		61
14.46	(1.06)	489,826	0.77	(m)	2.00	(m)	1.18	(m)	50		—
14.93	(0.23)	99,781	0.78	(m)	3.08	(m)	6.70	(m)	0.00	(o)	—

16.66	10.48	52,759,865	1.05	(j)	1.90		1.28	(j)	51		63
15.41	(6.31)	48,829,158	1.06	(j)	1.52		1.38	(j)	110		141
16.55	16.85	48,470,263	1.04	(j)	1.59		1.35	(j)	80		92
14.87	5.84	49,869,415	1.02	(l)	2.04		1.45	(l)	60		61
14.45	(1.32)	32,065,138	1.03	(m)	1.48	(m)	1.58	(m)	50		—
14.93	(0.25)	19,853,425	1.03	(m)	2.83	(m)	6.95	(m)	0.00	(o)	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	27

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust Global Allocation Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize long-term total return.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$2,291,931	$1,632,622	$3,924,553
Collateralized Mortgage Obligations
United States	—	1,916,151	546,540	2,462,691
Commercial Mortgage-Backed Securities
United States	—	1,150,743	1,251,040	2,401,783
Common Stocks
Australia	—	769,935	—	769,935
Austria	—	166,174	—	166,174
Belgium	—	157,778	—	157,778
China	114,717	311,626	—	426,343
Denmark	—	303,021	—	303,021
Finland	—	182,320	—	182,320
France	184,001	1,834,081	—	2,018,082
Germany	—	1,535,898	—	1,535,898
Hong Kong	—	697,916	—	697,916
Indonesia	—	87,005	—	87,005
Ireland	64,717	21,901	—	86,618
Italy	—	299,779	—	299,779
Japan	—	3,463,531	—	3,463,531
Luxembourg	—	50,569	—	50,569
Netherlands	—	751,308	—	751,308
Singapore	—	121,097	—	121,097
Spain	—	411,197	—	411,197
Sweden	—	231,709	—	231,709
Switzerland	52,178	1,589,239	—	1,641,417
United Kingdom	—	2,701,198	—	2,701,198
United States	20,419,208	173,775	—	20,592,983
Other Common Stocks	829,209	—	—	829,209

Total Common Stocks	21,664,030	15,861,057	—	37,525,087

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	29

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Corporate Bonds	$—	$1,102,909	$—		$1,102,909
Foreign Government Securities	—	6,351,899	—		6,351,899
Investment Companies	18,123,760	—	—		18,123,760
Supranational	—	142,372	—		142,372
Rights
United States	—	—	—	(a)	— (a)
Options Purchased
Call Options Purchased	503,594	—	—		503,594
Put Options Purchased	1,601	—	—		1,601

Total Options Purchased	505,195	—	—		505,195

U.S. Treasury Obligations	—	1,525,051	—		1,525,051
Short-Term Investments
Commercial Paper	—	1,246,677	—		1,246,677
Foreign Government Treasury Bills	—	7,113,842	—		7,113,842
Investment Company	4,806,746	—	—		4,806,746

Total Short-Term Investments	4,806,746	8,360,519			13,167,265

Total Investments in Securities	$45,099,731	$38,702,632	$3,430,202		$87,232,565

Liabilities
Common Stocks	$(915,596)	$—	$—		$(915,596)

Total Liabilities in Securities Sold Short	$(915,596)	$—	$—		$(915,596)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$9,037	$—		$9,037
Futures Contracts	248,871	596	—		249,467

Total Appreciation in Other Financial Instruments	$248,871	$9,633	$—		$258,504

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(214,949)	$—		$(214,949)
Futures Contracts	(83,169)	(24,630)	—		(107,799)

Total Depreciation in Other Financial Instruments	$(83,169)	$(239,579)	$—		$(322,748)

(a)	Value is zero.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2018	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2019
Investments in Securities
Asset-Backed Securities — United States	$1,677,662	$1,976	$3,790	$1,369		$535,432	$(679,464)	$91,857	$—	$1,632,622
Collateralized Mortgage Obligations — United States	—	—	7,692	—	(a)	538,848	—	—	—	546,540
Commercial Mortgage- Backed Securities — United States	685,666	1,120	51,215	616		367,948	(176,726)	420,240	(99,039)	1,251,040
Rights — United States	44	—	(44)	—		—	—	—	—	—	(b)

Total	$2,363,372	$3,096	$62,653	$1,985		$1,442,228	$(856,190)	$512,097	$(99,039)	$3,430,202

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than 1.
(b)	Value is zero.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2019, which were valued using significant unobservable inputs (level 3) amounted to $61,541. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended June 30, 2019.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,531,873		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 44.00% (11.24%)
				Constant Default Rate	0.000% - 4.56% (2.23%)
				Yield (Discount Rate of Cash Flows)	2.44% - 6.43% (3.36%)

Asset-Backed Securities	1,531,873

	1,068,362		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.83% - 49.13% (5.69%)

Commercial Mortgage-Backed Securities	1,068,362

	546,540		Discounted Cash Flow	Constant Prepayment Rate	13.00% - 25.00% (20.18%)
				Constant Default Rate	0.00% - 4.43% (0.92%)
				Yield (Discount Rate of Cash Flows)	2.87% - 3.60% (3.34%)

Collateralized Mortgage Obligations	546,540

	—	(a)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Rights	—	(a)

Total	$3,146,775

#

The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At June 30, 2019, the value of these investments was $283,427. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Securities Lending — Effective October 5, 2018, the Portfolio became authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Portfolio did not lend out any securities during the six months ended June 30, 2019.

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

	For the six months ended June 30, 2019
Security Description	Value at December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	$3,990,958	$—	$464,543	$(31,116)	$847,068	$4,342,367	143,454	$—	$—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,565,960	154,317	—	—	137,822	1,858,099	226,321	26,303	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,889,319	193,886	3,160,636	(59,752)	137,183	—	—	74,986	—
JPMorgan High Yield Fund Class R6 Shares (a)	2,878,294	7,967,532	—	—	185,553	11,031,379	1,525,779	176,851	—
JPMorgan Managed Income Fund Class L Shares (a)	2,706,758	22,270	1,845,314	2,219	5,982	891,915	88,748	21,770	195
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.40% (a) (b)	—	15,816,178	11,009,886	(256)	710	4,806,746	4,804,824	28,043	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	4,052,227	9,146,776	13,199,003	—	—	—	—	20,874	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	484,975	537,847	1,022,822	—	—	—	—	3,307	—

Total	$18,568,491	$33,838,806	$30,702,204	$(88,905)	$1,314,318	$22,930,506		$352,134	$195

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.

D. Derivatives — The Portfolio used derivative instruments including futures, forward foreign currency exchange contracts and options, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gain to the Portfolio. Derivatives may also be used for risk management purposes and to seek to enhance portfolio performance.

The Portfolio may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Portfolio often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Portfolio.

Notes C(1) — C(3) below describe the various derivatives used by the Portfolio.

(1). Options — The Portfolio may purchase and/or sell (“write”) put and call options on various instruments including futures, securities, currencies and swaps (“swaptions”) to manage and hedge interest rate risks within the Portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Portfolio for options purchased are included on the Statement of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Portfolio’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Portfolio’s over the counter (“OTC”) options are subject to master netting arrangements. The Portfolio may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Portfolio is considered restricted.

(2). Futures Contracts — The Portfolio used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Portfolio may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Portfolio also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Portfolio also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Portfolio’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Portfolio may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2019, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$505,195	$88,746	$—	$593,941
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	—	17,398	9,037	26,435
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	143,323	—	143,323

Total		$505,195	$249,467	$9,037	$763,699

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(104,920)	$—	$(104,920)
Foreign exchange contracts	Payables	—	—	(214,949)	(214,949)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(2,879)	—	(2,879)

Total		$—	$(107,799)	$(214,949)	$(322,748)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended June 30, 2019, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$380,663	$(133,177)	$—	$247,486
Foreign exchange contracts	—	40,015	287,636	327,651
Interest rate contracts	—	297,557	—	297,557

Total	$380,663	$204,395	$287,636	$872,694

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$157,095	$13,927	$—	$171,022
Foreign exchange contracts	—	(123,299)	(320,155)	(443,454)
Interest rate contracts	—	16,794	—	16,794

Total	$157,095	$(92,578)	$(320,155)	$(255,638)

The Portfolio’s derivatives contracts held at June 30, 2019 are not accounted for as hedging instruments under GAAP.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

Derivatives Volume

The tables below disclose the volume of the Portfolio’s futures contracts, forward foreign currency exchange contracts and options activity during the six months ended June 30, 2019. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Equity:
Average Notional Balance Long	$8,044,215
Average Notional Balance Short	6,088,833
Ending Notional Balance Long	6,910,333
Ending Notional Balance Short	3,981,498

Futures Contracts — Foreign Exchange:
Average Notional Balance Long	7,155,923
Average Notional Balance Short	1,378,009	(a)
Ending Notional Balance Long	7,253,618
Futures Contracts — Interest Rate:
Average Notional Balance Long	10,521,220
Average Notional Balance Short	1,158,575
Ending Notional Balance Long	14,148,911
Ending Notional Balance Short	3,962,466

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	2,430,356
Average Settlement Value Sold	15,602,579
Ending Settlement Value Purchased	7,542,658
Ending Settlement Value Sold	21,331,086

Exchange-Traded Options:
Average Number of Contracts Purchased	1,451
Ending Number of Contracts Purchased	95

(a)	For the period January 1, 2019 through January 31, 2019.

E. Short Sales — The Portfolio engaged in short sales as part of its normal investment activities. In a short sale, the Portfolio sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Portfolio borrows securities from a broker. To close out a short position, the Portfolio delivers the same securities to the broker.

The Portfolio is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Portfolio’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Portfolio may receive or pay the net of the following amounts:(i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statement of Operations.

The Portfolio is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Portfolio is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Portfolio will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2019, the Portfolio had outstanding short sales as listed on the SOI.

F. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

G. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Portfolio had delayed delivery securities outstanding as of June 30, 2019, which are shown as a Payable for investment securities purchased – delayed delivery securities on the Statement of Assets and Liabilities.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

J. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.60%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2019, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.78%	1.03%

The expense limitation agreement was in effect for the six months ended June 30, 2019 and is in place until at least April 30, 2020.

In addition, certain affiliates of the Adviser participated in selling variable insurance contracts that included the Portfolio as an investment option to variable insurance contract owners who hold such contracts in retirement plans and/or individual retirement accounts (“covered sales”). The Adviser, Administrator and/or Distributor voluntarily waived certain fees to which they were otherwise entitled with respect to covered sales in order to avoid potential conflicts of interest that may have arose under the United States Department of Labor’s revised regulations defining fiduciary advice. The amount of the covered sales waiver was based upon fees payable to the Adviser, the Administrator, the Distributor and JPMCB, as custodian and fund accounting agent, that the Adviser can attribute to assets in the Portfolio as a result of covered sales.

For the six months ended June 30, 2019, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers				Voluntary Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements	Investment Advisory Fees
$62,892	$31,446	$94,338	$296	$—

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2019 was $3,705.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

The Underlying Funds may impose separate advisory fees. The Portfolio’s Adviser has agreed to waive the Portfolio’s Investment Advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2019, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$35,742,578	$35,199,105	$1,517,893	$724,937	$8,607,871	$9,090,926

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows:

Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$78,516,500	$9,334,215	$1,597,990	$7,736,225

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

As of December 31, 2018, the Portfolio had the following net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$548,450	$—

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement was extended until November 4, 2019.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2019, the Portfolio had four individual shareholder and/or non-affiliated omnibus accounts, which owned 90.1% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as option contracts and forward foreign currency exchange contracts.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of June 30, 2019, a portion of the Portfolio’s investments consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives, including futures, options and forwards, may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Portfolio does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to risks of mispricing or improper valuation.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (Unaudited) (continued)

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

As of December 31, 2018, the Portfolio pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities are held at Citigroup Global Markets, Inc.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Portfolio has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced by $973 and unrealized appreciation of investments was increased by $973. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Portfolio’s net assets or results of operation.

9. Subsequent Event

Effective September 1, 2019, the Investment Advisory annual rate for the Portfolio will change from 0.60% to 0.55%.

40	JPMORGAN INSURANCE TRUST	JUNE 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Actual	$1,000.00	$1,105.80	$4.18	0.80%
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class 2
Actual	1,000.00	1,104.80	5.48	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 ( to reflect the one-half year period).

JUNE 30, 2019	JPMORGAN INSURANCE TRUST	41

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Portfolio filed a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	SAN-JPMITGAP-619

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 22, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
August 22, 2019